UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22245
First Trust Exchange-Traded Fund III
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)
Registrant's telephone number, including area code:
(630) 765-8000
Date of fiscal year end:
July 31
Date of reporting period:
July 31, 2026
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
The information presented in this Form N-CSR relates solely to the fund(s) for which a report is included in Item 1 below, each a series of the Registrant.
Item 1. Reports to Shareholders.
(a) Following is a copy of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust Municipal High Income ETF
FMHI | Nasdaq, Inc.
ANNUAL SHAREHOLDER REPORT | July 31, 2026
This annual shareholder report contains important information about the First Trust Municipal High Income ETF (the “Fund”) for the year of August 1, 2025 to July 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FMHI. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Municipal High Income ETF	$60	0.58%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 7.59% for the 12-months ended July 31, 2026. The Fund outperformed its blended benchmark, which consists of the following two indexes: 50% of the Bloomberg High Yield 10-Year Municipal Index (8-12 years), and 50% of the Bloomberg Revenue 10-Year Municipal Index (8-12 years). The blended benchmark returned 4.69% for the same Period.
The following key factors impacted the Fund’s performance relative to the blended benchmark during the Period:
  Yield Curve Positioning/Duration: During the Period, the Fund’s allocation to bonds with stated final maturities of 18+ years, 14–18 years, and 8–10 years were the primary drivers of outperformance relative to the blended benchmark. In contrast, the Fund’s allocation and selection of bonds with stated final maturities of 10-12 years detracted from relative performance.  Regarding effective duration, the Fund’s allocation and selection of bonds with effective durations of 10+ years and 5–10 years were positive contributors to performance relative to the blended benchmark, while its allocation and selection of bonds with effective durations of 0–3 years detracted from relative performance.
  Interest Rate Hedge: During the reporting period, the use of U.S. Treasury futures to hedge interest rate risk was a modest detractor from performance.
  Credit Rating: The Fund’s selection and allocation of non-rated municipal bonds was the primary positive contributor to relative performance during the Period. Secondary positive contributors included the Fund’s allocation and selection of BBB-rated, A-rated, and AA-rated municipal securities. In contrast, the Fund’s allocation and selection of B-rated bonds and allocation to cash were modest detractors from performance.
  Sector/Industry: During the Period, the Fund’s selection and allocation to special tax, industrial development bond, healthcare, and education securities were positive contributors to performance relative to the blended benchmark. No sector was a material negative contributor to performance during the Period.
  U.S. Treasury Rate Trends: During the Period, 10-year and 30-year U.S. Treasury yields increased by approximately 36 basis points (bps) and 37 bps, respectively, to 4.73% and 5.27%.
  New Issue Supply: During the Period, primary market supply increased approximately 2.4% to $581.2 billion, compared with $567.5 billion a year ago (Securities Industry and Financial Markets Association, Bloomberg, Barclays Research).
  Municipal Credit Yields: For the Period, according to Municipal Market Data AAA yield curve data, 10-year municipal yields increased by 5 bps, while 30-year municipal yields decreased by 16 bps, to 3.37% and 4.51%, respectively.
  Municipal Credit Spreads: During the Period, credit spreads tightened for A-rated, BBB-rated, and high-yield municipal bonds by approximately 7 bps, 13 bps, and 24 bps, respectively.
  Industry Fund Flows: For the Period, according to data collected by the Investment Company Institute and J.P. Morgan, weekly reporting fund inflows totaled approximately $53 billion. The municipal asset class is highly driven by retail demand. This demand for bonds causes credit spreads to tighten and yields to decline. Both are additive to performance.
FUND PERFORMANCE (November 1, 2017 to July 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2026)	1 Year	5 Year	Since Inception (11/1/17)
First Trust Municipal High Income ETF	7.59%	0.35%	3.07%
Bloomberg Municipal Bond Index	5.27%	0.51%	2.15%
Blended Benchmark(1)	4.69%	1.28%	3.06%
(1)
The Blended Benchmark consists of the following two indexes: 50% of the Bloomberg High Yield 10-Year Municipal Index (8-12 years) which is comprised of bonds with a final maturity between 8 and 12 years that are part of the Bloomberg Municipal Bond High Yield Index; and 50% of the Bloomberg Revenue 10-Year Municipal Index (8-12 years), which is comprised of revenue bonds that have a final maturity between 8 and 12 years that are part of the Bloomberg Municipal Bond Index.

Visit  www.ftportfolios.com/etf/FMHI for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund's total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of July 31, 2026)
Fund net assets	$994,107,054
Total number of portfolio holdings	732
Total advisory fee paid	$5,079,873
Portfolio turnover rate	18%
WHAT DID THE FUND INVEST IN? (As of July 31, 2026)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Sector Allocation
Special Assessment	17.8%
Continuing Care Retirement Communities	13.6%
Industrial Development Bond	8.5%
Education	8.0%
Hospital	7.4%
Government Obligation Bond - Limited Tax	5.7%
Airport	5.5%
Dedicated Tax	3.9%
Gas	3.3%
All Other	26.3%
Credit Quality (1)
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FMHI or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective February 1, 2026, the Fund’s annual unitary management fee was reduced from 0.70% to 0.49% of the Fund’s average daily net assets. Additionally, the Fund is no longer eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FMHI to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Municipal High Income ETF (FMHI)

First Trust Horizon
Managed Volatility Domestic ETF
HUSV | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | July 31, 2026
This annual shareholder report contains important information about the First Trust Horizon Managed Volatility Domestic ETF (the “Fund”) for the year of August 1, 2025 to July 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/HUSV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Horizon Managed Volatility Domestic ETF	$73	0.71%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.70%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 5.06% for the 12 months ended July 31, 2026. The Fund underperformed its benchmark, the S&P 500® Index, which returned 19.56% for the same Period.
The underperformance over the Period was primarily driven by the defensive objective of the strategy capturing less of the return of the benchmark in a period of large gains for the benchmark. Underweights to more volatile sectors like Information Technology and Communication Services detracted from benchmark relative performance, while overweights to the Utilities and Real Estate sectors had a positive excess contribution to return.
Additionally, over the Period, a concentrated subset of Information Technology stocks within the benchmark primarily drove returns. The Fund’s systematic strategy avoided holding these companies due to their higher volatility and the inherent risks associated with them. This resulted in underweight allocations to some of the industries experiencing the most gains such as the Semiconductors & Semiconductor Equipment. Given the market environment, the Fund performed in-line with expectations, realizing lower drawdowns and lower volatility than the benchmark over the period.
FUND PERFORMANCE (August 24, 2016 to July 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2026)	1 Year	5 Year	Since Inception (8/24/16)
First Trust Horizon Managed Volatility Domestic ETF	5.06%	5.96%	9.06%
S&P 500® Index	19.56%	12.86%	15.15%
Visit  www.ftportfolios.com/etf/HUSV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of July 31, 2026)
Fund net assets	$84,086,007
Total number of portfolio holdings	102
Total advisory fee paid	$583,835
Portfolio turnover rate	56%
WHAT DID THE FUND INVEST IN? (As of July 31, 2026)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Cisco Systems, Inc.	3.4%
Gen Digital, Inc.	3.0%
VeriSign, Inc.	2.9%
Apple, Inc.	2.8%
Microsoft Corp.	2.8%
Roper Technologies, Inc.	2.6%
Teledyne Technologies, Inc.	2.5%
Motorola Solutions, Inc.	2.2%
Coca-Cola (The) Co.	2.2%
Realty Income Corp.	2.1%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/HUSV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Horizon Managed Volatility Domestic ETF (HUSV)

First Trust Horizon Managed
Volatility Developed International ETF
HDMV | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | July 31, 2026
This annual shareholder report contains important information about the First Trust Horizon Managed Volatility Developed International ETF (the “Fund”) for the year of August 1, 2025 to July 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/HDMV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Horizon Managed Volatility Developed International ETF	$88	0.81%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.80%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 17.94% for the 12 months ended July 31, 2026. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned 24.33% for the same Period.
The underperformance over the Period was primarily driven by the defensive objective of the strategy capturing less of the return of the benchmark in a period of large gains for the benchmark. Selection of lower volatility securities detracted the most in Japan and Singapore. Selection of lower volatility securities contributed the most in Hong Kong and Sweden. Given the market environment, the Fund performed in-line with expectations, realizing lower drawdowns and lower volatility than the benchmark over the Period.
FUND PERFORMANCE (August 24, 2016 to July 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2026)	1 Year	5 Year	Since Inception (8/24/16)
First Trust Horizon Managed Volatility Developed International ETF	17.94%	7.57%	5.94%
MSCI EAFE Index	24.33%	9.31%	9.24%
Visit  www.ftportfolios.com/etf/HDMV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of July 31, 2026)
Fund net assets	$17,488,277
Total number of portfolio holdings	151
Total advisory fee paid	$156,752
Portfolio turnover rate	57%
WHAT DID THE FUND INVEST IN? (As of July 31, 2026)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
CLP Holdings Ltd.	2.0%
CapitaLand Ascendas REIT	1.9%
Telstra Group Ltd.	1.9%
CapitaLand Integrated Commercial Trust	1.8%
Hong Kong & China Gas Co., Ltd.	1.8%
Oversea-Chinese Banking Corp., Ltd.	1.4%
United Overseas Bank Ltd.	1.4%
Klepierre S.A.	1.4%
DBS Group Holdings Ltd.	1.3%
SoftBank Corp.	1.3%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/HDMV or upon request at 1-800-621-1675 or info@ftportfolios.com.
On September 8, 2026, the Board of Trustees of the Trust (the “Board”) voted to terminate and liquidate HDMV pursuant to a Plan of Liquidation and Termination. The Board determined that the termination and liquidation of HDMV was in the best interests of HDMV. The Fund will liquidate on or around January 15, 2027.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/HDMV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Horizon Managed Volatility Developed International ETF (HDMV)

First Trust Horizon
Managed Volatility Small/Mid ETF
HSMV | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | July 31, 2026
This annual shareholder report contains important information about the First Trust Horizon Managed Volatility Small/Mid ETF (the “Fund”) for the year of August 1, 2025 to July 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/HSMV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Horizon Managed Volatility Small/Mid ETF	$86	0.81%(1)
(1)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.80%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 12.80% for the 12 months ended July 31, 2026. The Fund underperformed its benchmark, the S&P 1000® Index, which returned 24.91% for the same Period.
The underperformance over the Period was primarily driven by the defensive objective of the strategy capturing less of the return of the benchmark in a period of large gains for the benchmark. Small and mid-sized stocks in the benchmark generally led larger cap stocks over the same Period, as these companies have exhibited characteristics more sensitive to an improving macro-economic environment. Underweights to more volatile sectors such as Information Technology and Health Care were large benchmark relative detractors, while overweights to Utilities and Real Estate were accretive. Given the market environment, the Fund performed in-line with expectations, realizing lower drawdowns and lower volatility than the benchmark over the Period.
FUND PERFORMANCE (April 6, 2020 to July 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2026)	1 Year	5 Year	Since Inception (4/6/20)
First Trust Horizon Managed Volatility Small/Mid ETF	12.80%	4.95%	11.77%
S&P 1000® Index	24.91%	8.21%	18.21%
Russell 3000® Index	19.60%	11.82%	19.30%
Visit  www.ftportfolios.com/etf/HSMV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of July 31, 2026)
Fund net assets	$35,208,002
Total number of portfolio holdings	151
Total advisory fee paid	$235,393
Portfolio turnover rate	40%
WHAT DID THE FUND INVEST IN? (As of July 31, 2026)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Phillips Edison & Co., Inc.	2.2%
OGE Energy Corp.	2.0%
Ingredion, Inc.	1.6%
NNN REIT, Inc.	1.5%
Ellington Financial, Inc.	1.5%
IDACORP, Inc.	1.5%
Agree Realty Corp.	1.4%
Four Corners Property Trust, Inc.	1.4%
Starwood Property Trust, Inc.	1.4%
Hanover Insurance Group (The), Inc.	1.2%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/HSMV or upon request at 1-800-621-1675 or info@ftportfolios.com.
On September 8, 2026, the Board of Trustees of the Trust (the “Board”) voted to terminate and liquidate HSMV pursuant to a Plan of Liquidation and Termination. The Board determined that the termination and liquidation of HSMV was in the best interests of HSMV. The Fund will liquidate on or around January 15, 2027.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/HSMV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)

First Trust Equity Market Neutral ETF
NTRL | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | July 31, 2026
This annual shareholder report contains important information about the First Trust Equity Market Neutral ETF (the “Fund”) for the year of August 1, 2025 to July 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/NTRL. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment(1)	Costs paid as a percentage of a $10,000 investment(1)
First Trust Equity Market Neutral ETF	$136(2)	1.31%(2)
(1)	Includes dividend expense on investments sold short.
(2)	Excludes any Acquired Fund Fees and Expenses of the underlying investment companies in which the Fund invests.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 7.90% for the 12 months ended July 31, 2026 (the “Fiscal Period”). The Fund outperformed its benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index, which returned 3.82% for the same Fiscal Period.
As of the close of business on June 23, 2026, the Fund’s name changed from the First Trust Merger Arbitrage ETF to the First Trust Equity Market Neutral ETF and changed its investment strategies and portfolio management team. The First Trust Alternatives Team of First Trust Advisors L.P., the investment advisor to the Fund, assumed portfolio management responsibilities for the Fund, replacing the previous sub-advisor. The Fund no longer pursues a merger arbitrage strategy, instead it seeks an equity market neutral approach where the overall performance of the Fund is driven primarily by the net performance of long and short positions, independent of directional movements in the market. From the close of business on June 23, 2026, through July 31, 2026 (the “Post-Change Period”), the Fund returned 3.50%. During the same Post-Change Period, the Fund’s benchmark returned 0.40%, resulting in Fund outperformance of 3.10 percentage points.
The Fund’s outperformance during the Post-Change Period was primarily attributable to the Fund’s long equity positions outperforming its short equity positions, as well as incremental return from its cash portfolio.
The overall economic backdrop during the Fiscal Period from August 1, 2025, through July 31, 2026, was one of economic growth and strong corporate earnings. During the Fiscal Period, broad-based economic indicators highlighting these trends included:
  Average annualized GDP growth over the prior four calendar quarters (Q3 2025–Q2 2026) was 2.1%.
  Basic earnings per share for the S&P 500® Index rose from $218.35 as of July 31, 2025 to $262.51 as of July 31, 2026, an increase of 20.2% over the Fiscal Period.

U.S. equities had strong returns during the Fiscal Period, with two pullbacks (the first in November 2025 and the second in March 2026) unable to derail a solid overall 12 months. For the Fiscal Period, the S&P 500® Index gained 19.56% and the technology-heavy Nasdaq 100®-Index was up 22.58%. Smaller-capitalization stocks performed even better than the larger indexes, posting a return of 34.18% as measured by the Russell 2000® Index. The growth in corporate earnings noted earlier played a large part in boosting equity returns, as did a resilient belief that artificial intelligence will enhance productivity.
The Fund’s new investment strategy, implemented as of the close of business on June 23, 2026, benefitted from the generally positive economic backdrop for U.S. equities, as the S&P 500® Index rose by 1.77% during the Post-Change Period. The Fund’s long stock portfolio was up 4.24% on a total return, fully invested basis, while the short stock positions were up 2.84% on the same basis. The short positions detracted from the Fund’s total return because the Fund was short those positions, which rose in value.  The positive spread of 1.40% between the two portfolios contributed to the Fund’s overall total return.
During the Post-Change Period, the Fund’s economic exposure to its long positions was targeted at 195% of total Fund assets, while its economic exposure to the short positions was targeted at 175% of total Fund assets. The additional economic exposure above 100% added 4.02% to the Fund’s total return from its long portfolio and detracted -2.13% from total return from its short portfolio. Overall, including the impact of the additional exposure above 100%, the spread between the long and short portfolios was 3.08%. The Fund also benefited from interest income and trade timing, while financing charges related to the total return swaps detracted from performance.
As of July 31, 2026, the Fund had 232 long positions and 251 short positions. Gross equity exposure for the Fund was 356% of the Fund’s net asset value with 192% being long stock positions and 168% in short stock positions.
FUND PERFORMANCE (February 4, 2020 to July 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2026)	1 Year	5 Year	Since Inception (2/4/20)
First Trust Equity Market Neutral ETF	7.90%	3.80%	2.55%
ICE BofA 3-month U.S. Treasury Bill Index	3.82%	3.59%	2.84%
S&P 500® Index	19.56%	12.86%	15.20%
As set forth in its prospectus dated June 22, 2026 and effective June 24, 2026, the Fund changed its name and principal investment strategies. Therefore, any Fund performance and historical returns shown above that incorporate Fund performance prior to June 24, 2026 are not necessarily indicative of the performance that the Fund, based on its current principal investment strategies, would have generated.
Visit www.ftportfolios.com/etf/NTRL for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of July 31, 2026)
Fund net assets	$16,257,576
Total number of portfolio holdings	17
Total advisory fee paid	$384,617
Portfolio turnover rate	377%
WHAT DID THE FUND INVEST IN? (As of July 31, 2026)
The table below shows the investment makeup of the Fund, representing the percentage of net assets of the Fund.
Fund Allocation
Rights	0.0%
Money Market Funds	83.6%
Net Other Assets and Liabilities(1)	16.4%
Total	100.0%
Any amount shown as 0.0% represents less than 0.1%.
(1) Includes unrealized appreciation (depreciation) on swap contracts.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/NTRL or upon request at 1-800-621-1675 or info@ftportfolios.com.
In its prospectus dated June 22, 2026 and effective June 24, 2026, the Fund’s name changed from “First Trust Merger Arbitrage ETF” to “First Trust Equity Market Neutral ETF,” and the Fund’s ticker changed from “MARB” to “NTRL.” In connection with the change to the Fund’s name, the Fund’s principal investment strategies and principal risks were revised to reflect the Fund’s new strategy to seek an equity market neutral approach where the overall performance of the Fund is driven primarily by the net performance of long and short positions, independent of directional movements in the market. Additionally, the Fund’s annual unitary management fee was reduced to 0.95% of the Fund’s average daily net assets, the Fund’s portfolio management team changed to members of the First Trust Alternatives Investment Team, and the Fund no longer has a sub-advisor.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/NTRL to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Equity Market Neutral ETF (NTRL)

First Trust California Municipal
High Income ETF
FCAL | Nasdaq, Inc.
ANNUAL SHAREHOLDER REPORT | July 31, 2026
This annual shareholder report contains important information about the First Trust California Municipal High Income ETF (the “Fund”) for the year of August 1, 2025 to July 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FCAL. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust California Municipal High Income ETF	$58	0.56%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 5.57% for the 12 months ended July 31, 2026. The Fund outperformed its benchmark, the Bloomberg 10 Year California Exempt Index, which returned 3.62% for the same Period.
The following key Fund factors impacted the Fund’s performance relative to the benchmark during the Period:
  Yield Curve Positioning/Duration: During the Period, the Fund’s allocation to bonds with a stated final maturity of 18+ years and 12-18 years were the primary drivers of the Fund’s outperformance relative to the benchmark. In contrast, the Fund’s selection of bonds with a maturity date of 0-2 years and allocation to cash were detrimental to the Fund’s performance over the Period. Regarding effective duration, the Fund’s allocation and selection of bonds with an effective duration of 10+ years and selection of bonds with an effective duration of 7-10 years and 5-7 years were the predominant reasons for the Fund’s outperformance relative to the benchmark. Contrawise, the Fund’s allocation and selection of bonds with an effective duration of 0-1 years and allocation to cash were detrimental to the Fund’s performance over the Period.
  Interest Rate Hedge: The Fund’s use of U.S. Treasury futures to hedge interest rate risk was a slightly positive contributor to the Fund’s performance.
  Credit Rating: The Fund’s selection of AA rated, A rated and BBB rated bonds were positive contributors to the Fund’s outperformance relative to the benchmark over the Period. A secondary positive contributor to the Fund’s outperformance during the Period was the Fund’s allocation to non-rated bonds. No credit rating category was a negative contributor to the Fund’s performance.
  Sector/Industry: During the Period, the Fund’s selection of special tax, health care, lease, local general obligation, and education sectors were positive contributors to the Fund’s performance relative to the benchmark. No sector was a material negative contributor to the Fund’s performance during the Period.
  U.S. Treasury Rate Trends: During the Period, 10-year and 30-year U.S. Treasury yields increased by approximately 36 basis points (“bps”) and 37 bps, respectively, to 4.73% and 5.27%, respectively.
  New Issue Supply: During the Period, primary market supply increased approximately 2.4% to $581.2 billion compared with $567.5 billion a year ago (SIFMA, Bloomberg, Barclays Research).
  Municipal Credit Yields: For the Period, according to Municipal Market Data AAA yield curve data, 10-year municipal yields increased 5 bps while 30-year municipal yields decreased by 16 bps to 3.37% and 4.51%, respectively.
  Municipal Credit Spreads: During the Period, credits spreads tightened for A, BBB, and high yield municipals by approximately 7 bps, 13 bps, and 24 bps, respectively.
  Industry Fund Flows: During the Period, according to data collected by the Investment Company Institute and JP Morgan, weekly reporting fund inflows totaled approximately $53 billion. The municipal asset class is highly driven by retail demand. This demand for bonds causes credit spreads to tighten and yields to decline. Both are additive to performance.
FUND PERFORMANCE (June 20, 2017 to July 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2026)	1 Year	5 Year	Since Inception (6/20/17)
First Trust California Municipal High Income ETF	5.57%	0.23%	2.42%
Bloomberg 10 Year California Exempt Index	3.62%	0.50%	1.99%
Bloomberg Municipal Bond Index	5.27%	0.51%	2.14%
Visit  www.ftportfolios.com/etf/FCAL for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of July 31, 2026)
Fund net assets	$218,691,665
Total number of portfolio holdings	278
Total advisory fee paid	$1,130,105
Portfolio turnover rate	28%
WHAT DID THE FUND INVEST IN? (As of July 31, 2026)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Sector Allocation
Insured	13.3%
Special Assessment	13.1%
Government Obligation Bond - Unlimited Tax	9.6%
Certificates of Participation	7.7%
Airport	7.6%
Water & Sewer	6.3%
Gas	6.2%
Hospital	6.2%
Education	5.4%
All Other	24.6%
Credit Quality (1)
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FCAL or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective February 1, 2026, the Fund’s annual unitary management fee was reduced from 0.65% to 0.49% of the Fund’s average daily net assets. Additionally, the Fund is no longer eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FCAL to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust California Municipal High Income ETF (FCAL)

First Trust New York Municipal
High Income ETF
FMNY | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | July 31, 2026
This annual shareholder report contains important information about the First Trust New York Municipal High Income ETF (the “Fund”) for the year of August 1, 2025 to July 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FMNY. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust New York Municipal High Income ETF	$57	0.55%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 5.85% for the 12 months ended July 31, 2026. The Fund underperformed its benchmark, the Bloomberg Municipal New York 12-17 Years Index, which returned 6.43% for the same Period.
The following key Fund factors impacted Fund performance relative to the benchmark during the Period:
  Yield Curve Positioning/Duration: Relative to the benchmark, the allocation and selection to bonds with a stated maturity of 16-18 years, the allocation to bonds 6-10 years, the allocation and selection of bonds 0-2 years and the allocation to Cash were the primary factors contributing to the Fund’s underperformance. The allocation to bonds in 2-6 years and 10-12 years were secondary contributors to the Fund’s underperformance. Conversely, the Fund’s allocation to bonds in 18+ years and 12-14 years were the primary positive contributors to the Fund’s performance. Examining effective durations, the Fund’s allocation and selection to bonds with durations of 0-1 years and the allocation to Cash were the primary negative contributors to the Fund’s underperformance. The allocation to bonds in 1-3 years and the allocation and selection to bonds in 3-5 years were secondary contributors to the Fund’s underperformance. The selection of bonds in 7-10 years was the primary source of positive performance relative to the benchmark.
  Interest Rate Hedge: During the reporting period the use of Treasury futures to hedge interest rate risk was a minor negative contributor to the Fund’s performance.
  Credit Rating: The Fund’s selection of AA rated, and A rated bonds and the allocation to Cash were the primary contributors to the Fund’s underperformance relative to the benchmark. The Fund’s allocation and selection in AAA rated bonds was the primary positive contributor to the Fund’s performance relative to the benchmark.
  Sector/Industry: During the Period, the selection in Housing and Industrial Development bonds, the allocation and selection in Local General Obligation bonds and the allocation to Cash, were the primary sources of the Fund’s underperformance. The allocation and selection in Other sector bonds was a secondary negative contributor. The allocation and selection of Special Tax and Healthcare bonds were the primary positive contributors to the Fund’s performance.
  U.S. Treasury Rate Trends: During the Period, 10-year and 30-year U.S. Treasury yields increased by approximately 36 basis points (“bps”) and 37 bps, respectively, to 4.73% and 5.27%, respectively.
  New Issue Supply: During the Period, primary market supply increased approximately 2.4% to $581.2 billion compared with $567.5 billion a year ago (SIFMA, Bloomberg, Barclays Research).
  Municipal Credit Yields: During the Period, according to Municipal Market Data AAA yield curve data, 10-year  municipal yields increased 5 bps while 30-year municipal yields decreased by 16 bps to 3.37% and 4.51%, respectively.
  Municipal Credit Spreads: During the Period, credits spreads tightened for A, BBB, and high yield municipals by approximately 7 bps, 13 bps, and 24 bps, respectively.
  Industry Fund Flows: During the Period, according to data collected by the Investment Company Institute and Bloomberg, fund outflows totaled approximately $53 billion. The municipal asset class is highly driven by retail demand. This demand for bonds causes credit spreads to tighten and yields to decline. Both are additive to performance.
FUND PERFORMANCE (May 12, 2021 to July 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2026)	1 Year	5 Year	Since Inception (5/12/21)
First Trust New York Municipal High Income ETF	5.85%	0.13%	0.48%
Bloomberg Municipal New York 12-17 Years Index	6.43%	0.60%	0.91%
Bloomberg Municipal Bond Index	5.27%	0.51%	0.75%
Visit  www.ftportfolios.com/etf/FMNY for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of July 31, 2026)
Fund net assets	$38,088,329
Total number of portfolio holdings	110
Total advisory fee paid	$163,705
Portfolio turnover rate	24%
WHAT DID THE FUND INVEST IN? (As of July 31, 2026)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Sector Allocation
Dedicated Tax	12.8%
Higher Education	12.0%
Insured	8.4%
Hospital	7.8%
Industrial Development Bond	6.8%
Water & Sewer	5.5%
Utility	5.4%
Government Obligation Bond - Unlimited Tax	5.4%
Certificates of Participation	5.1%
All Other	30.8%
Credit Quality (1)
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FMNY or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective February 1, 2026, the Fund’s annual unitary management fee was reduced from 0.65% to 0.49% of the Fund’s average daily net assets. Additionally, the Fund is no longer eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FMNY to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust New York Municipal High Income ETF (FMNY)

First Trust Short Duration
Managed Municipal ETF
FSMB | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | July 31, 2026
This annual shareholder report contains important information about the First Trust Short Duration Managed Municipal ETF (the “Fund”) for the year of August 1, 2025 to July 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FSMB. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Short Duration Managed Municipal ETF	$44	0.43%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 2.78% for the 12 months ended July 31, 2026. The Fund outperformed its benchmark, the Bloomberg Municipal Short (1-5) Year Index, which returned 2.16% for the same Period.
The following key factors impacted the Fund’s performance relative to the benchmark during the Period:
  Credit Rating: The Fund’s underweight selection of AA-rated bonds was the primary positive contributor to performance relative to the benchmark, while its overweight allocation and selection of A-rated bonds was a secondary contributor. The Fund’s overweight allocation to BB-rated bonds was the primary detractor from relative performance, followed by its underweight allocation to AAA-rated bonds.
  Years to Maturity: The Fund’s selection of bonds in the 4–6 year maturity range was the primary source of outperformance relative to the benchmark. The Fund’s allocation to bonds in the 6–8 year maturity range and selection of bonds in the 2–4 year maturity range were secondary sources of outperformance. There were no material sources of underperformance attributable to final maturity.
  Effective Duration: The Fund’s selection of bonds with an effective duration of 1–3 years, overweight allocation to bonds with an effective duration of 5–7 years and selection of bonds with an effective duration of 3-5 years were the primary sources of outperformance relative to the benchmark. There were no material sources of underperformance attributable to effective duration.
  Sector/Industry: The Fund’s overweight allocation to industrial development bonds (“IDBs”) was the primary contributor to outperformance relative to the benchmark. The Fund’s overweight selection of healthcare bonds was a secondary positive contributor. There were no material sources of underperformance attributable to sector exposure.
  U.S. Treasury Rate Trends: During the Period, 10-year and 30-year U.S. Treasury yields increased by approximately 36 basis points (“bps”) and 37 bps, respectively, to 4.73% and 5.27%.
  New Issue Supply: During the Period, primary market supply increased approximately 2.4% to $581.2 billion, compared with $567.5 billion a year ago (Securities Industry and Financial Markets Association, Bloomberg, Barclays Research).
  Municipal Credit Yields: For the Period, according to Municipal Market Data AAA yield curve data, 10-year municipal yields increased by 5 bps, while 30-year municipal yields decreased by 16 bps, to 3.37% and 4.51%, respectively.
  Municipal Credit Spreads: During the Period, credit spreads tightened for A-rated, BBB-rated, and high-yield municipal bonds by approximately 7 bps, 13 bps, and 24 bps, respectively.
  Industry Fund Flows: For the Period, according to data collected by the Investment Company Institute and Bloomberg, fund outflows totaled approximately $53 billion. The municipal asset class is highly driven by retail demand. The demand for bonds causes credit spreads to tighten and yields to decline. Both are additive to performance.

The Fund’s use of derivatives had a minimal impact on the Fund’s performance of approximately 1 basis point.
FUND PERFORMANCE (November 1, 2018 to July 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2026)	1 Year	5 Year	Since Inception (11/1/18)
First Trust Short Duration Managed Municipal ETF	2.78%	1.36%	2.15%
Bloomberg Municipal Short (1-5) Year Index	2.16%	1.40%	1.98%
Bloomberg Municipal Bond Index	5.27%	0.51%	2.50%
Visit  www.ftportfolios.com/etf/FSMB for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund's total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of July 31, 2026)
Fund net assets	$621,604,971
Total number of portfolio holdings	553
Total advisory fee paid	$2,280,029
Portfolio turnover rate	30%
WHAT DID THE FUND INVEST IN? (As of July 31, 2026)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Sector Allocation
Gas	13.3%
Industrial Development Bond	12.7%
Hospital	11.1%
Airport	10.7%
Utility	9.1%
Continuing Care Retirement Communities	8.3%
Housing	8.2%
Special Assessment	6.4%
Insured	3.1%
All Other	17.1%
Credit Quality (1)
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FSMB or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective February 1, 2026, the Fund’s annual unitary management fee was reduced from 0.55% to 0.34% of the Fund’s average daily net assets. Additionally, the Fund is no longer eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FSMB to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Short Duration Managed Municipal ETF (FSMB)

First Trust Ultra Short Duration
Municipal ETF
FUMB | NYSE Arca, Inc.
ANNUAL SHAREHOLDER REPORT | July 31, 2026
This annual shareholder report contains important information about the First Trust Ultra Short Duration Municipal ETF (the “Fund”) for the year of August 1, 2025 to July 31, 2026 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FUMB. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during or after the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Ultra Short Duration Municipal ETF	$36	0.36%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 2.37% for the 12 months ended July 31, 2026. The Fund underperformed its benchmark, the Bloomberg Municipal Short-Term Index, which returned 2.67% for the same Period.
The following key factors impacted the Fund’s performance relative to its benchmark during the Period:
  Credit Rating: The Fund’s underweight allocation and selection of AA-rated bonds was the primary positive contributor to performance relative to the benchmark. The Fund’s overweight selection of A-rated bonds was the primary detractor from relative performance.
  Years to Maturity: The Fund’s selection of bonds in the 0–2 year maturity range was the primary detractor from performance relative to the benchmark. The Fund’s allocation to bonds in the 2–4 year maturity range was a secondary source of relative underperformance.
  Effective Duration: The Fund’s selection of bonds with an effective duration of 1–3 years was the primary detractor from performance relative to the benchmark. Bonds with an effective duration of 0–1 years were a secondary source of relative underperformance.
  Sector/Industry: The Fund’s allocation to state general obligation (“GO”) bonds was the primary positive contributor to performance relative to the benchmark. The Fund’s selection of industrial development bonds (“IDBs”) was the primary detractor, while its selection of healthcare bonds was a secondary detractor from relative performance.
  U.S. Treasury Rate Trends: During the Period, 10-year and 30-year U.S. Treasury yields increased by approximately 36 basis points (“bps”) and 37 bps, respectively, to 4.73% and 5.27%.
  New Issue Supply: During the Period, primary market supply increased approximately 2.4% to $581.2 billion, compared with $567.5 billion a year ago (Securities Industry and Financial Markets Association, Bloomberg, Barclays Research).
  Municipal Credit Yields: For the Period, according to Municipal Market Data AAA yield curve data, 10-year municipal yields increased by 5 bps, while 30-year municipal yields decreased by 16 bps, to 3.37% and 4.51%, respectively.
  Municipal Credit Spreads: During the Period, credit spreads tightened for A-rated, BBB-rated, and high-yield municipal bonds by approximately 7 bps, 13 bps, and 24 bps, respectively.
  Industry Fund Flows: For the Period, according to data collected by the Investment Company Institute and Bloomberg, fund outflows totaled approximately $53 billion. The municipal asset class is highly driven by retail demand. The demand for bonds causes credit spreads to tighten and yields to decline. Both are additive to performance.

FUMB did not employ derivatives during the Period.
FUND PERFORMANCE (November 1, 2018 to July 31, 2026)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2026)	1 Year	5 Year	Since Inception (11/1/18)
First Trust Ultra Short Duration Municipal ETF	2.37%	2.02%	1.83%
Bloomberg Municipal Short-Term Index	2.67%	2.40%	1.98%
Bloomberg Municipal Bond Index	5.27%	0.51%	2.50%
Visit  www.ftportfolios.com/etf/FUMB for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund's total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of July 31, 2026)
Fund net assets	$246,416,028
Total number of portfolio holdings	249
Total advisory fee paid	$816,106
Portfolio turnover rate	124%
WHAT DID THE FUND INVEST IN? (As of July 31, 2026)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Sector Allocation
Government Obligation Bond - Unlimited Tax	11.3%
Hospital	10.4%
Local Housing	9.5%
Industrial Development Bond	9.2%
Airport	8.9%
Government Obligation Bond - Limited Tax	8.7%
Insured	7.6%
Utility	6.4%
Dedicated Tax	5.1%
All Other	22.9%
Credit Quality (1)
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FUMB or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective February 1, 2026, the Fund’s annual unitary management fee was reduced from 0.45% to 0.29% of the Fund’s average daily net assets. Additionally, the Fund is no longer eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FUMB to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
First Trust Ultra Short Duration Municipal ETF (FUMB)

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

(a)	The First Trust Exchange-Traded Fund III (“Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The Registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	A copy of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Thomas J. Driscoll, Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $296,000 for the fiscal year ended 2025 and $286,000 for the fiscal year ended 2026.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $104,140 for the fiscal year ended 2025 and $114,257 for the fiscal year ended 2026.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s advisor were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s distributor were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2025 and $0 for the fiscal year ended 2026.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Registrant for the fiscal year ended 2025 were $104,140 for the Registrant, $28,080 for the Registrant’s investment advisor and $32,400 for the Registrant’s distributor; and for the fiscal year ended 2026 were $114,257 for the Registrant, $13,020 for the Registrant’s investment advisor and $14,940 for the Registrant’s distributor.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable to the Registrant.

(j) Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the Registrant is comprised of: Thomas J. Driscoll, Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Following is a copy of the annual financial statement(s) required, and for the periods specified, by Regulation S-X.

Annual Financial Statements and Other Information
For the Year Ended July 31, 2026

First Trust Exchange-Traded Fund III

First Trust Municipal High Income ETF (FMHI)

First Trust Municipal High Income ETF (FMHI)
Annual Financial Statements and Other Information
July 31, 2026
Performance and Risk Disclosure
There is no assurance that First Trust Municipal High Income ETF (the “Fund”) will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments
July 31, 2026

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS — 98.8%
	Alabama — 3.2%
$2,000,000	Baldwin Cnty AL Indl Dev Auth Sol Wst Disp Rev Var Novelis Corp Proj, Ser A, AMT (Mandatory put 03/01/33) (a)	4.30%	03/01/56	$1,984,116
2,000,000	Black Belt Energy Gas Dist AL Gas Proj Rev Ref, Ser H-1	5.00%	01/01/34	2,071,354
530,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser C-1 (Mandatory put 06/01/29)	5.25%	02/01/53	552,730
3,000,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser F	5.00%	06/01/36	3,064,893
1,340,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser F (Mandatory put 12/01/28)	5.50%	11/01/53	1,393,278
1,000,000	Black Belt Energy Gas Dist AL Gas Sply Rev, Ser B (Mandatory put 12/01/30)	5.25%	12/01/53	1,063,721
1,500,000	Homewood AL Eductnl Bldg Auth Rev Stdt Hsg & Parking Proj, Ser C	5.50%	10/01/49	1,525,253
5,000,000	Mobile AL Indl Dev Brd Poll Control Rev AL Pwr Barry Plt, 1st Ser (b)	3.18%	06/01/34	5,000,000
6,000,000	Mobile Cnty AL Indl Dev Auth Sol Wst Disp Rev AM/NS Calvert LLC Proj, Ser B, AMT	4.75%	12/01/54	5,615,197
2,425,000	SE Energy Auth AL Cmdy Sply Rev Proj #1, Ser A (Mandatory put 10/01/28)	4.00%	11/01/51	2,447,691
3,000,000	SE Energy Auth Cooperative Dist AL Energy Sply Rev, Ser A	5.00%	11/01/35	3,058,847
1,700,000	Univ of AL at Birmingham Gen Rev Brd of Trustees, Ser B	3.00%	10/01/41	1,413,268
2,500,000	Walker Cnty AL Econ & Indl Dev Auth Sol Wst Disp Rev Var AL Pwr Co Plant Gorgas Proj, AMT (b)	3.15%	08/01/63	2,500,000
				31,690,348
	American Samoa — 0.1%
800,000	AS Econ Dev Auth Gen Rev, Ser B (a)	5.25%	09/01/45	792,535
	Arizona — 3.7%
1,175,000	AZ Indl Dev Auth Hosp Rev Phoenix Children’s Hosp, Ser A	3.00%	02/01/45	927,983
1,075,000	AZ St Hlth Facs Auth Var Banner Hlth Rmkt, Ser C (b)	3.05%	01/01/46	1,075,000
1,790,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj (a)	5.00%	07/01/39	1,790,829
610,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj (a)	5.00%	07/01/49	562,666
1,020,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj, Ser A (a)	5.50%	07/01/56	972,099
750,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj, Ser B (a)	5.00%	07/01/29	752,598
1,325,000	AZ St Indl Dev Auth Edu Rev Doral Acdmy NV Fire Mesa & Red Rock Cmps Proj, Ser A	5.00%	07/15/39	1,292,130
400,000	AZ St Indl Dev Auth Edu Rev Lone Mountain Cmps Proj, Ser A (a)	5.00%	12/15/39	396,183
700,000	AZ St Indl Dev Auth Edu Rev Lone Mountain Cmps Proj, Ser A (a)	5.00%	12/15/49	636,804
1,250,000	AZ St Indl Dev Auth Edu Rev Pinecrest Acdmy Horizon Inspirada & St Rose Cmps, Ser A (a)	5.75%	07/15/38	1,250,519
600,000	AZ St Indl Dev Auth Edu Rev Ref Basis Sch Projs, Ser D (a)	5.00%	07/01/37	599,915
1,670,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (a)	5.13%	07/01/37	1,670,018
2,240,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (a)	5.25%	07/01/47	2,167,496
270,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser D (a)	4.00%	07/01/27	269,451
365,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (a)	4.00%	07/15/33	352,904
385,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (a)	4.00%	07/15/34	367,659
950,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (a)	4.00%	07/15/41	809,173
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Arizona (Continued)
$1,500,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (a)	4.00%	07/15/51	$1,145,496
2,595,000	AZ St Indl Dev Auth Edu Rev Somerset Acdmy of LV Aliante & Skye Canyon Cmps Proj, Ser A (a)	4.00%	12/15/41	2,216,845
1,000,000	AZ St Indl Dev Auth Edu Rev Somerset Acdmy of LV Aliante & Skye Canyon Cmps Proj, Ser A (a)	4.00%	12/15/51	751,581
1,250,000	AZ St Indl Dev Auth Edu Rev Var Acads of Math & Science Projs, Ser A (Mandatory put 07/01/35) (a)	4.88%	07/01/60	1,286,426
1,000,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Schs Proj Auth, Ser B (a)	5.00%	07/01/39	1,000,710
2,035,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Schs Proj Auth, Ser B (a)	5.00%	07/01/49	1,876,100
1,000,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Paradise Schs Projs Paragon Mgmt Inc (a)	5.00%	07/01/47	925,145
4,000,000	Maricopa Cnty Indl Dev Auth Exempt Facs Rev Comml Metals Co Proj, AMT (a)	4.00%	10/15/47	3,440,980
2,000,000	Phoenix AZ Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (a)	5.00%	07/01/46	1,898,140
2,000,000	Phoenix AZ Indl Dev Auth Edu Rev Ref Fac Legacy Trad Schs Projs (a)	5.00%	07/01/45	1,892,665
1,000,000	Pima Cnty AZ Indl Dev Auth Sr Living Rev La Posada at Pusch Ridge Proj, Ser A (a)	6.75%	11/15/42	1,070,699
1,000,000	Tempe AZ Indl Dev Auth Rev Friendship Vlg of Tempe Proj, Ser A	4.38%	12/01/36	1,001,737
1,000,000	Tempe AZ Indl Dev Auth Rev Friendship Vlg of Tempe Proj, Ser A	5.38%	12/01/46	1,026,941
1,000,000	Tempe AZ Indl Dev Auth Rev Friendship Vlg of Tempe Proj, Ser A	5.63%	12/01/55	1,022,423
				36,449,315
	Arkansas — 0.8%
4,000,000	AR Dev Fin Auth Envrnmntl Rev Sustainable Bond US Steel Corp Proj, AMT	5.45%	09/01/52	4,058,596
1,000,000	AR Dev Fin Auth Envrnmntl Rev Sustainable Bond US Steel Corp Proj, AMT	5.70%	05/01/53	1,026,809
2,000,000	AR St Dev Fin Auth Indl Dev Rev Sustainable Bond Hybar Steel Proj, Ser A, AMT (a)	7.00%	07/01/48	2,194,342
1,000,000	AR St Dev Fin Auth Indl Dev Rev Var Hybar Steel Sustainable Bond, Ser A, AMT (Mandatory put 07/01/36) (a)	4.88%	07/01/56	1,029,415
				8,309,162
	California — 2.1%
7,910,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settle Cap Apprec Stanislaus, Subser A	(c)	06/01/46	1,865,522
250,000	CA Pub Fin Auth Sr Living Rev Enso Vlg Proj Sustainable Bond, Ser A (a)	5.00%	11/15/51	224,637
250,000	CA Sch Fin Auth Sch Fac Rev Ref Value Schs, Ser A (a)	5.25%	07/01/48	250,424
650,000	CA St Enterprise Dev Auth Chrt Sch Rev The Rocklin Acdmy Proj (a)	5.00%	06/01/54	611,839
2,500,000	CA St Hlth Facs Fing Auth Rev El Camino Hosp	5.00%	02/01/42	2,514,229
1,050,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj, Ser A (a)	5.00%	07/01/38	1,049,135
2,000,000	CA St Muni Fin Auth Rev CA Baptist Univ, Ser A (a)	5.00%	11/01/46	1,942,497
775,000	CA St Muni Fin Auth Rev Ref CA Baptist Univ, Ser A (a)	5.38%	11/01/45	787,002
1,000,000	CA St Muni Fin Auth Spl Fac Rev United Airls Inc Proj, AMT	4.00%	07/15/29	1,005,658
1,300,000	CA St Muni Fin Auth Spl Tax Rev Bold Prog, Ser B	5.75%	09/01/53	1,352,089
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$1,000,000	CA St Poll Control Fing Auth Wtr Furnishing Rev Plant Bonds, AMT (a)	5.00%	07/01/37	$1,000,108
550,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.00%	12/01/33	561,691
2,000,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.50%	12/01/58	2,012,102
2,000,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (a)	5.00%	11/01/41	1,917,463
1,500,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev The Link Glendale Sustainable Bonds, Ser A-2 (a)	4.00%	07/01/56	1,124,889
300,000	Morongo Band of Mission Indians CA Rev Ref, Ser B (Pre- refunded maturity 10/01/28) (a)	5.00%	10/01/42	314,875
450,000	Palm Desert CA Spl Tax Ref Univ Park	4.00%	09/01/41	405,670
1,615,000	San Luis Obispo Cnty CA Fing Auth Lease Rev Multiple Capital Projs Ref, Ser A	5.25%	11/15/42	1,744,885
				20,684,715
	Colorado — 5.2%
3,250,000	Aerotropolis Regl Tranprtn Auth CO Spl Rev (a)	5.50%	12/01/44	3,307,796
1,000,000	Aerotropolis Regl Tranprtn Auth CO Spl Rev (a)	5.75%	12/01/54	1,004,962
1,110,000	Allison Vly Met Dist #2 CO Ref	4.70%	12/01/47	1,033,080
525,000	Brighton Crossing Met Dist #6 CO, Ser A	5.00%	12/01/35	530,503
1,125,000	Canyons Met Dist #5 CO Ref Subord, Ser B (d)	6.50%	12/15/54	1,105,350
1,167,000	CCP Met Dist No 3 CO Ref	5.00%	12/01/53	1,136,002
950,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/39	902,643
1,275,000	CO St Hlth Facs Auth Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.25%	05/15/30	1,290,430
670,000	CO St Hlth Facs Auth Rev Ref Frasier Proj, Ser 2023A	4.00%	05/15/35	665,723
1,125,000	CO St Hlth Facs Auth Rev Ref Frasier Proj, Ser 2023A	4.00%	05/15/41	1,048,842
500,000	CO St Hlth Facs Auth Rev Ref Frasier Proj, Ser 2023A	4.00%	05/15/48	429,022
1,000,000	CO St Hlth Facs Auth Rev Ref, Ser A	5.25%	05/15/48	1,015,039
325,773	CO St Hlth Facs Auth Rev Sr Living Ralston Creek Arvada Proj, Ser A (d) (e)	5.25%	11/01/32	9,773
1,500,000	CO St Hlth Facs Auth Rev Var Intermountain Hlthcare, Ser E (b)	2.95%	05/15/62	1,500,000
1,000,000	Denmore Met Dist #3 CO, Ser A (f)	5.50%	12/01/46	1,000,753
1,120,000	Denver City & Cnty CO Arpt Rev Ref, Ser D, AMT	5.75%	11/15/40	1,220,411
1,100,000	Denver City & Cnty CO Arpt Rev Ref, Ser D, AMT	5.75%	11/15/45	1,183,284
1,220,000	Denver City & Cnty CO Arpt Rev, Ser A, AMT	5.00%	11/15/41	1,265,584
500,000	Denver CO Intl Busn Ctr CO Met Dist #1 Subord, Ser B	6.00%	12/01/48	491,055
1,700,000	Elbert & Hwy 86 CO Comml Spl Rev & Tax Supported Ref Sr Bonds, Ser A (a)	5.00%	12/01/41	1,711,222
1,510,000	Elbert & Hwy 86 CO Comml Spl Rev & Tax Supported Ref Sr Bonds, Ser A (a)	5.00%	12/01/51	1,401,828
1,000,000	Grandview Reserve Met Dist #3 CO Sr Bonds, Ser A (d)	6.25%	12/01/52	924,880
1,750,000	Jefferson Ctr CO Met Dist #2 Spl Rev Ref, Ser A (a)	6.00%	12/01/56	1,746,347
500,000	Kinston Met Dist CO #5 Ref Sr, Ser A (a)	5.50%	12/01/45	510,886
1,000,000	Lanterns Met Dist #3 CO, Sub Ser A-1	7.25%	12/01/53	1,032,633
1,000,000	Meridian Ranch Met Dist 2018 Subdistrict CO	6.75%	12/01/52	1,021,244
905,000	Mountain Brook Met Dist CO	4.50%	12/01/41	781,949
1,145,000	Newlin Crossing Met Dist CO, Ser A (a)	5.38%	12/01/54	1,138,489
2,500,000	Palisade CO Met Dist #2 Ltd Tax Ref Convertible Sub, Ser B, CABS, steps up to 5.88% on 12/15/26 (a) (g)	0.00%	12/15/54	2,459,419
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$1,000,000	Peak Met Dist #1 CO, Ser A (a)	5.00%	12/01/41	$933,341
2,470,000	Pinon Pines Met Dist #3 CO Conv, CABS, steps up to 5.88% on 12/01/27 (g)	0.00%	12/01/54	2,311,936
975,000	Poudre Heights Vly Met Dist CO, Ser A (a)	5.50%	12/01/54	917,219
1,500,000	Prairie Ctr CO Met Dist #3 Ltd Property Tax Supported Pri Ref, Ser A (a)	5.00%	12/15/41	1,500,593
3,550,000	Red Barn Met Dist CO Ref, Ser A	5.50%	12/01/55	3,560,336
1,500,000	Smith Met Dist #3 CO, Ser A	6.00%	12/01/55	1,500,234
550,000	Sterling Ranch Cmnty Auth Brd CO Supported Rev Ref Sr, Ser A	6.13%	12/01/39	568,947
1,500,000	Sugar Creek Pub Impt Auth CO, Ser A (a)	6.00%	12/01/55	1,511,405
2,820,000	Sunset Parks Met Dist CO, Ser A (a)	5.13%	12/01/54	2,734,197
900,000	Thompson Crossing Met Dist #4 CO Ref	5.00%	12/01/39	902,717
1,200,000	Vlg Met Dist CO, Ser A	5.75%	12/01/55	1,209,930
700,000	W Meadow Met Dist CO Ref Sr Bonds, Ser A (a)	6.00%	12/01/38	722,460
				51,242,464
	Connecticut — 1.2%
1,000,000	CT St Hlth & Eductnl Facs Auth Rev Fairview Issue, Ser A	6.25%	12/15/53	1,008,802
2,000,000	CT St Hlth & Eductnl Facs Auth Rev Hartford Hlthcare Corp, Ser A	5.00%	07/01/46	2,061,747
2,200,000	CT St Hlth & Eductnl Facs Auth Rev Hartford Hlthcare Energy Proj, Ser A	5.25%	08/01/51	2,277,035
800,000	CT St Hlth & Eductnl Facs Auth Rev Hartford Hlthcare, Ser A	4.00%	07/01/37	803,008
2,500,000	CT St Hlth & Eductnl Facs Auth Rev Sustainable Bonds Goodwin Univ Obligated Grp, Ser A1	5.00%	07/01/44	2,404,346
1,000,000	Stamford CT Hsg Auth Ref Mozaic Concierge Living Proj, Ser A	6.38%	10/01/45	1,054,579
2,200,000	Stamford CT Hsg Auth Ref Mozaic Concierge Living Proj, Ser A	6.50%	10/01/55	2,273,702
				11,883,219
	Delaware — 0.4%
780,000	Bridgeville DE Spl Oblig Heritage Shores Spl Dev Dist (a)	5.25%	07/01/44	781,830
3,140,000	DE St Hlth Facs Auth Rev Beebe Med Ctr, BAM	5.00%	06/01/48	3,141,877
115,000	Millsboro DE Spl Oblig Ref Plantation Lakes Spl Dev Dist (a)	5.00%	07/01/28	116,888
				4,040,595
	District of Columbia — 0.5%
1,470,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.00%	10/01/42	1,521,938
1,450,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.25%	10/01/43	1,516,239
2,000,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.50%	10/01/45	2,159,876
				5,198,053
	Florida — 15.3%
750,000	Acacia Fields CDD FL Spl Assmnt 2026 Proj	5.70%	06/15/56	733,859
705,000	Alachua Cnty FL Hlth Facs Auth CCRC Ref Oak Hammock at the Univ of FL Inc Proj	4.00%	10/01/40	658,650
100,000	Ave Maria FL Stewardship Cmnty Dist Capital Impt Rev Maple Ridge Phase 4 Proj (a)	4.30%	05/01/42	93,859
1,655,000	Ave Maria FL Stewardship Cmnty Dist Capital Impt Rev Maple Ridge Phase 4 Proj (a)	4.45%	05/01/52	1,440,575
2,380,000	Ave Maria FL Stewardship Cmnty Dist Capital Impt Rev Phase 4 Master Impt Proj (a)	5.25%	05/01/43	2,412,093
600,000	Babcock Ranch Cmnty Indep Spl Dist FL Spl Assmnt Rev Proj, Ser 2021	4.00%	05/01/52	479,220
290,000	Babcock Ranch Cmnty Indep Spl Dist FL Spl Assmnt Rev Proj, Ser 2022	5.00%	05/01/42	291,384
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$3,000,000	Babcock Ranch Cmnty Indep Spl Dist FL Spl Assmnt Rev Proj, Ser 2022	5.00%	05/01/53	$2,816,751
1,000,000	Berry Bay CDD FL Spl Assmnt Rev Assmnt Area One	3.63%	05/01/41	837,858
500,000	Berry Bay II CDD FL Spl Assmnt Proj, Ser 2024	5.20%	05/01/44	489,934
2,000,000	Bexley CDD FL Spl Assmnt Rev	4.88%	05/01/47	1,928,509
1,000,000	Braddock Lakes CDD FL Capital Impt Rev	5.55%	05/01/45	998,491
1,710,000	Bridgewater N Cmnty Dev Dist FL Capital Impt Rev	4.00%	05/01/42	1,482,443
1,745,000	Brightshore CDD FL Capital Impt Rev	5.30%	05/01/46	1,693,739
500,000	Buckhead Trails II CDD FL Spl Assmnt Proj, Ser 2026	5.50%	05/01/46	500,106
1,985,000	Capital Projs Fin Auth FL Eductnl Facs Rev Ref Navigator Acdmy of Leadership Obligated Grp Proj (a)	5.00%	06/15/44	1,904,384
1,700,000	Capital Projs Fin Auth FL Eductnl Facs Rev Ref Navigator Acdmy of Leadership Obligated Grp Proj (a)	5.00%	06/15/54	1,532,826
525,000	Capital Trust Agy FL Eductnl Facs Rev Academir Chrt Schs Inc Proj, Ser A (a)	4.00%	07/01/51	406,918
1,070,000	Capital Trust Agy FL Eductnl Facs Rev Liza Jackson Preparatory Sch Inc Proj, Ser A	5.00%	08/01/40	1,051,535
2,750,000	Capital Trust Auth FL Eductnl Facs Rev FL Institute of Technology Proj, Ser A (a)	5.00%	07/01/45	2,683,211
1,000,000	Capital Trust Auth FL Eductnl Facs Rev FL Institute of Technology Proj, Ser A (a)	5.25%	07/01/50	970,236
1,500,000	Capital Trust Auth FL Eductnl Facs Rev The Classical Acdmy of Sarasota Proj (a)	6.13%	07/01/55	1,484,732
1,000,000	Celebration Pointe Cmnty Dev Dist No 1 FL Spl Assmnt Rev (d) (e)	4.00%	05/01/53	800,000
1,000,000	Charlotte Cnty FL Indl Dev Auth Util Sys Rev Town & Country Utils Proj (a)	5.00%	10/01/34	1,007,507
4,750,000	Charlotte Cnty FL Indl Dev Auth Util Sys Rev Town & Country Utils Proj, Ser A, AMT (a)	4.00%	10/01/51	3,795,199
425,000	Coco Palms FL CDD Spl Assmnt	4.50%	05/01/32	425,220
1,000,000	Coco Palms FL CDD Spl Assmnt	5.00%	05/01/46	975,908
1,500,000	Connerton E CDD FL Spl Assmnt Area One	5.25%	06/15/43	1,537,455
750,000	Connerton E CDD FL Spl Assmnt Area Two	5.63%	06/15/55	750,194
395,000	Crossings CDD FL Spl Assmnt Area Two	5.60%	05/01/54	387,483
1,000,000	Crosswinds E CDD FL Spl Assmnt Area One Proj	5.50%	05/01/44	1,013,957
1,500,000	Crosswinds E CDD FL Spl Assmnt Area One Proj	5.75%	05/01/54	1,505,687
600,000	Cypress Bluff CDD FL Spl Assmnt Del Web Proj, Ser A (a)	3.63%	05/01/40	541,066
1,640,000	Eden Hills Cmnty Dev Dist FL Spl Assmnt	4.00%	05/01/42	1,504,248
1,765,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area One	4.00%	05/01/51	1,404,108
2,630,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area Two	4.00%	05/01/52	2,094,426
3,040,000	Epperson N CDD FL Capital Impt Rev Assmnt Area #2	4.00%	05/01/51	2,485,692
590,000	Epperson N CDD FL Capital Impt Rev Assmnt Area 1, Ser A-1 (a)	5.00%	11/01/29	599,007
995,000	Epperson N CDD FL Capital Impt Rev Assmnt Area 1, Ser A-1 (a)	5.50%	11/01/39	1,012,638
1,250,000	Fallschase Cmnty Dev Dist FL Spl Assmnt	3.38%	05/01/41	1,026,749
1,250,000	FL Dev Fin Corp Hlthcare Facs Rev Tampa General Hosp Proj, Ser A	5.00%	08/01/47	1,282,802
1,000,000	FL Loc Govt Fin Commn Sr Living Rev Fleet Landing at Nocatee Proj, Ser A (a)	6.63%	11/15/45	1,074,461
1,000,000	FL St Dev Fin Corp Sol Wst Disp Rev Var GFL Solid Wst SE LLC Proj, Ser A, AMT (Mandatory put 10/01/31) (a)	4.38%	10/01/54	1,003,607
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$1,000,000	FL St Dev Fin Corp Sol Wst Disp Rev Wst Pro USA Inc Proj Remk, AMT (a)	4.50%	07/01/32	$992,884
1,005,000	FL St Dev Fin Corp Sr Living Rev Ref Mayflower Retmnt Cmnty Proj, Ser A (a)	4.00%	06/01/41	888,924
750,000	FL St Dev Fin Corp Sr SFP Tampa I The Henry Proj, Ser A-1 (a)	5.00%	06/01/44	741,882
500,000	Forest Lake Cmnty Dev Dist FL Spl Assmnt Area 1 Proj (a)	4.00%	05/01/40	451,322
1,750,000	Fort Lauderdale FL Wtr & Swr Rev Enabling Wks Proj, Ser A	5.50%	09/01/53	1,865,984
190,000	Gardens at Hammock Beach CDD FL Spl Assmnt Area One, Ser 1	4.80%	05/01/31	191,392
300,000	Gardens at Hammock Beach CDD FL Spl Assmnt Area One, Ser 1	5.38%	05/01/44	303,730
650,000	Groves at Lake Marion CDD FL Spl Assmnt (a)	5.30%	12/15/46	643,362
2,405,000	Gulfstream Polo Cmnty Dev Dist FL Spl Assmnt Phase 2 Proj	4.38%	11/01/49	2,035,819
2,000,000	Halifax FL Hosp Med Ctr Ref	5.00%	06/01/36	2,001,152
375,000	Hamilton Bluff Cmnty Dev Dist FL Spl Assmnt Area One Proj	4.70%	05/01/31	377,654
500,000	Hamilton Bluff Cmnty Dev Dist FL Spl Assmnt Area One Proj	5.50%	05/01/44	504,763
1,000,000	Hamilton Bluff Cmnty Dev Dist FL Spl Assmnt Area One Proj	5.80%	05/01/54	986,703
1,825,000	Hillsborough Cnty FL Aviation Auth Pfc Sub Tampa Intl Arpt, Ser A, AMT	5.00%	10/01/48	1,827,123
500,000	Hillsborough Cnty FL Aviation Auth Tampa Intl Arpt, Ser B, AMT	5.50%	10/01/49	525,808
2,500,000	Jacksonville FL Aviation Auth, AMT	5.50%	10/01/50	2,623,372
520,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Azario Proj	3.75%	05/01/40	470,546
2,560,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Lakewood Ranch SE Proj	5.80%	05/01/45	2,710,434
1,750,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Lakewood Ranch SE Proj	6.00%	05/01/56	1,815,927
750,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev N E Sector Proj Phase 1A	5.00%	05/01/38	756,537
665,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Palm Grove Proj	5.50%	05/01/55	668,739
100,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Ref NE Sector Proj Phase 2B (a)	4.00%	05/01/50	82,808
1,325,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Stewardship Dist Azario Proj	4.00%	05/01/50	1,097,212
1,025,000	Langley S CDD FL Spl Assmnt Area One	5.13%	05/01/44	1,023,531
2,385,000	Langley S CDD FL Spl Assmnt Area One	5.40%	05/01/55	2,314,125
1,150,000	Lee Cnty FL Indl Dev Auth Hlthcare Facs Rev Shell Point Waterside Hlth Proj	5.00%	11/15/49	1,150,930
300,000	LTC Ranch W Rsdl Cmnty Dev Dist Spl Assmnt Rev Assmnt Area Two Proj Pod 5, Ser AA2	5.70%	05/01/44	303,211
1,225,000	Mangrove Point & Mangrove Manor FL CDD Capital Impt	4.25%	05/01/42	1,055,436
435,000	Mangrove Point & Mangrove Manor FL CDD Capital Impt	4.38%	05/01/52	344,521
2,050,000	Miami Beach FL Hlth Facs Auth Mt Sinai Med Ctr of FL, Ser B	4.00%	11/15/46	1,817,002
2,570,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/38	2,571,051
2,500,000	Miami-Dade Cnty FL Aviation Rev, Ser A, AMT	5.00%	10/01/49	2,483,132
1,230,000	Miami-Dade Cnty FL Indl Dev Auth Eductnl Facs Rev Mater Acdmy Projs	5.25%	06/15/56	1,219,000
1,000,000	Miami-Dade Cnty FL Seaport Rev Ref Sr Bonds, Ser A, AMT	5.00%	10/01/47	1,008,296
1,900,000	Miami-Dade Cnty FL Seaport Rev Ref Sr Bonds, Ser A, AMT	5.25%	10/01/52	1,916,982
1,880,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.50%	05/01/40	1,822,418
1,500,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area Two	3.38%	11/01/41	1,256,289
1,000,000	N Springs FL Impt Dist Parkland Bay Assmt Area (a)	4.88%	05/01/38	1,002,979
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$2,000,000	N Sumter Cnty FL Util Dependent Dist Util Rev Sr Central Sumter Util	5.00%	10/01/49	$2,023,416
1,475,000	Normandy CDD FL Capital Impt Rev Assmnt Area One (a)	5.30%	05/01/44	1,447,163
225,000	Nthrn Palm Beach Cnty FL Impt Dist	3.45%	08/01/41	179,622
1,240,000	Okaloosa Cnty FL Indl Dev Rev Air Force Enlisted Vlg Inc Proj (a)	5.50%	05/15/45	1,274,233
1,000,000	Okaloosa Cnty FL Indl Dev Rev Air Force Enlisted Vlg Inc Proj (a)	5.75%	05/15/55	1,012,330
1,300,000	Old Hickory CDD FL Spl Assmnt Spl Asmt	4.00%	06/15/40	1,181,282
1,800,000	Palm Beach Cnty FL Hlth Facs Auth Acts Retmnt Life Cmntys Inc, Ser A	5.00%	11/15/45	1,807,774
1,000,000	Palm Beach Cnty FL Rev Sr Bond Provident Grp PBAU Properties II LLC, Ser A (a)	5.75%	10/01/55	1,028,318
465,000	Parkland Preserve CDD FL Spl Assmnt Rev 2019A Spl Assmnts, Ser A	5.25%	05/01/39	472,210
775,000	Parrish Lakes CDD FL Capital Impt Rev Assmnt Area Three	5.50%	05/01/44	782,768
1,000,000	Pioneer Ranch CDD FL Spl Assmnt	5.00%	05/01/44	977,299
1,000,000	Polk Cnty FL Indl Dev Auth Mineral Dev LLC Secondary Phosphate Tailings Recovery Proj (e) (h)	5.88%	01/01/33	200,000
610,000	Pompano Beach FL Rev John Knox Vlg Proj, Ser A	4.00%	09/01/41	563,035
1,050,000	Pompano Beach FL Rev Ref John Knox Vlg Proj	4.00%	09/01/50	877,979
690,000	Prosperity Lakes Cmnty Dev Dist FL Spl Assmnt Area One	5.88%	12/15/43	729,364
990,000	Prosperity Lakes Cmnty Dev Dist FL Spl Assmnt Area One	6.13%	12/15/53	1,039,647
1,730,000	Reunion E FL CDD Spl Assmnt, Ser 2021	4.00%	05/01/51	1,396,946
390,000	Rivington CDD FL Spl Assmnt Rev 2022 Assmnt Area	4.00%	05/01/52	309,671
645,000	Rivington CDD FL Spl Assmnt Rev Assmnt Area	3.38%	05/01/31	618,543
500,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/36	470,720
1,100,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/41	966,988
830,000	Saltleaf CDD FL Capital Impt Rev	5.70%	05/01/46	835,720
2,765,000	Saltleaf CDD FL Capital Impt Rev	6.00%	05/01/56	2,774,677
1,880,000	Sandridge Cmnty Dev Dist FL Spl Assmnt Rev Phase II Proj	4.30%	05/01/52	1,567,639
2,000,000	Sawyers Landing CDD FL Spl Assmnt Rev	4.13%	05/01/41	1,831,769
2,000,000	Sawyers Landing CDD FL Spl Assmnt Rev	4.25%	05/01/53	1,675,059
2,000,000	Scenic Terrace S CDD FL Spl Assmnt Proj, Ser 2022	4.63%	05/01/53	1,770,174
1,500,000	Seagrove CDD FL Spl Assmnt	4.88%	06/15/44	1,449,486
490,000	Shell Point Cmnty Dev Dist FL Spl Assmnt (a)	5.25%	11/01/39	495,786
1,000,000	Shingle Creek at Bronson CDD FL Spl Assmnt	3.50%	06/15/41	884,042
1,945,000	Six Mile Creek FL CDD Capital Impt Rev Assmnt Area 3 Phase 1	4.00%	05/01/51	1,578,863
575,000	Sugarloaf CDD FL Capital Impt Rev Assmnt Area One	5.38%	12/15/46	575,065
100,000	Summer Woods CDD FL Spl Assmnt Area Two 2020 Proj	4.00%	05/01/50	82,808
1,580,000	Sunrise CDD FL Capital Impt Rev (a)	5.63%	05/01/45	1,562,318
2,300,000	The Heights CDD FL Spl Assmnt Rev CDD	5.00%	01/01/50	2,165,288
1,250,000	Three Rivers CDD FL	5.50%	05/01/45	1,223,815
835,000	Triple Creek FL CDD Spl Assmnt Vlgs Q&R Proj (a)	4.00%	11/01/51	680,315
1,050,000	Trout Creek CDD FL Capital Impt Rev	4.00%	05/01/51	851,110
855,000	V-Dana CDD FL Spl Assmnt Area Two 2025 Proj Area	5.38%	05/01/45	860,422
725,000	Venice FL Vlg on The Isle Proj, Ser A (a)	5.50%	01/01/55	711,185
995,000	Veranda CDD II FL Spl Assmnt Rev Ref Assmt Area 3 Preserve E Proj	5.38%	05/01/54	994,602
145,000	Villamar CDD FL Spl Assmnt	4.00%	05/01/29	145,348
1,400,000	Volusia Cnty FL Eductnl Fac Auth Stetson Univ Inc Proj	5.25%	06/01/49	1,390,825
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$3,035,000	W Vlgs FL Impt Dist Ref Spl Assmt Unit Dev #1	4.63%	05/01/38	$2,955,400
990,000	W Vlgs FL Impt Dist Unit Dev #10 Assmnt Area One	5.38%	05/01/44	999,794
500,000	W Vlgs FL Impt Dist Unit of Dev #10 Assmnt Area Two	5.25%	05/01/45	498,643
900,000	Westside FL CDD Spl Assmnt Rev Ref (a)	4.13%	05/01/38	846,591
1,155,000	Westview S CDD FL Spl Assmnt Area One 2023 Proj Area	5.38%	05/01/43	1,183,396
1,210,000	Wildblue CDD FL Spl Assmnt (a)	4.25%	06/15/39	1,121,768
				152,042,923
	Georgia — 3.4%
1,000,000	Atlanta GA Arpt Passenger Fac Charge Rev Arpt Rev Subord, Ser D, AMT	4.00%	07/01/37	985,881
1,000,000	Atlanta GA Dev Auth Convertible Ctfs, Class A, Ser 1, CABS, steps up to 6.50% on 06/15/28 (a) (g)	0.00%	12/15/48	916,654
500,000	Atlanta GA Dev Auth Westside Gulch Area Proj, Ser A-1 (a)	5.00%	04/01/34	507,497
2,800,000	Bartow Cnty GA Dev Auth Solid Wst Disp Fac Rev Var GA Pwr Co Plt Bowen Proj, AMT (b)	3.15%	11/01/62	2,800,000
1,800,000	Burke Cnty GA Dev Auth Poll Control Rev Adjustable GA Pwr Co Plant Vogtle Proj Remk (b)	3.15%	11/01/52	1,800,000
3,000,000	Burke Cnty GA Dev Auth Poll Control Rev Var Ref GA Pwr Co Plant Vogtle Proj (b)	3.05%	11/01/52	3,000,000
500,000	Cobb Cnty GA Dev Auth Chartersch Rev NW Classical Acdmy Proj, Ser A (a)	6.00%	06/15/43	502,937
1,750,000	Cobb Cnty GA Dev Auth Chartersch Rev NW Classical Acdmy Proj, Ser A (a)	6.40%	06/15/53	1,739,419
1,125,000	Columbia Cnty GA Hosp Auth Rev Anticipation Ctfs Wellstar Hlth Sys Inc Proj, Ser A	5.75%	04/01/53	1,191,531
3,000,000	Floyd Cnty GA Dev Auth Adj GA Pwr Co Plt Hammond Proj (b)	3.15%	09/01/26	3,000,000
2,275,000	Fulton Cnty GA Dev Auth Rev Piedmont Hlthcare Inc Proj Multimodal Bond, Ser A	4.00%	07/01/49	2,004,372
1,000,000	Fulton Cnty GA Dev Auth Stdt Hsg Rev Madrone MS Stdt Hsg I LLC Proj, Ser A-1 (a)	5.00%	07/01/41	997,123
3,000,000	Fulton Cnty GA Dev Auth Stdt Hsg Rev Madrone MS Stdt Hsg I LLC Proj, Ser A-1 (a)	5.50%	07/01/51	2,967,123
1,335,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/31	1,336,006
500,000	Geo L Smith II GA Congress Ctr Auth Convention Ctr Hotel Second Tier, Ser B (a)	5.00%	01/01/36	502,377
1,750,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 12/01/29)	4.00%	09/01/52	1,757,741
1,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C (Mandatory put 12/01/28)	4.00%	05/01/52	1,005,355
3,660,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C (Mandatory put 09/01/30)	5.00%	09/01/53	3,845,308
2,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser D (Mandatory put 12/01/30)	5.00%	05/01/54	2,082,465
1,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser E-1 (Mandatory put 06/01/31)	5.00%	12/01/53	1,053,293
				33,995,082
	Guam — 0.0%
155,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev, Ser A	5.00%	01/01/50	157,660
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Hawaii — 0.1%
$1,000,000	HI St Dept of Budget & Fin Spl Purp Rev Ref HI Pacific Univ Proj (a)	5.13%	07/01/43	$950,570
	Idaho — 0.7%
1,000,000	Avimor Cmnty Infra Dist #1 ID Spl Assmnt Area Five (a)	5.88%	09/01/53	1,015,437
1,500,000	Avimor Cmnty Infra Dist #1 ID Spl Assmnt Area Six, Ser B (a)	5.50%	09/01/53	1,487,526
900,000	ID Falls ID Auditorium Dist Annual Approp Ctfs, COPS (a)	5.25%	05/15/51	880,772
4,000,000	Spring Vly ID Cmnty Infra Dist #1 Spl Assmnt Area Two (a)	6.25%	09/01/53	4,061,806
				7,445,541
	Illinois — 3.0%
1,750,000	Chicago IL Brd of Edu Ref, Ser B	5.00%	12/01/30	1,779,705
1,000,000	Chicago IL Brd of Edu, Ser A	5.00%	12/01/35	1,000,019
1,000,000	Chicago IL Brd of Edu, Ser A	5.00%	12/01/41	945,099
1,590,000	Chicago IL Brd of Edu, Ser D	5.00%	12/01/46	1,439,349
750,000	Chicago IL Chicago Wks, Ser A	5.50%	01/01/40	765,347
5,500,000	Chicago IL O’Hare Intl Arpt Rev Sr Lien, Ser E, AMT	5.50%	01/01/48	5,771,642
1,415,000	Cook Cnty IL MF Hsg Rev Deerfield Supportive Living Proj	6.50%	01/01/45	1,443,249
250,000	IL St Fin Auth Chrt Sch Rev Ref & Impt Chicago Intl Chrt Sch Proj	5.00%	12/01/30	251,669
250,000	IL St Fin Auth Chrt Sch Rev Ref & Impt Chicago Intl Chrt Sch Proj	5.00%	12/01/31	251,328
1,500,000	IL St Fin Auth Rev Ref Moorings of Arlington Heights, Ser A	5.13%	11/01/46	1,498,697
2,500,000	IL St Fin Auth Rev Ref Northshore Edward Elmhurst Hlth Credit Grp, Ser A	5.00%	08/15/51	2,501,715
300,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev CHF Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/27	301,794
145,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev CHF Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/28	146,576
1,750,000	IL St, Ser A	5.50%	03/01/47	1,819,755
1,365,000	IL St, Ser B	5.50%	05/01/47	1,419,716
2,000,000	IL St, Ser C	5.00%	11/01/29	2,044,924
1,655,407	Lincolnwood IL Tax Incr Allocation Rev NTS Dist 1860 Dev Proj, Ser A, COPS (a)	4.82%	01/01/41	1,592,458
1,100,000	Lincolnwood IL Tax Incr Allocation Rev NTS Dist 1860 Dev Proj, Ser B, COPS (a)	5.75%	12/01/43	1,118,448
1,000,000	S Wstrn IL Dev Auth Envrnmntl Impt Rev US Steel Corp Proj	5.75%	08/01/42	1,000,746
3,000,000	Schaumburg Cook & DuPage Cntys IL Tax Incr Rev NT N Schaumburg Redev Proj Area Proj Rev Nts, COPS (a)	6.13%	12/30/38	3,002,535
				30,094,771
	Indiana — 1.1%
1,410,000	Carmel IN Redev Auth	3.00%	07/15/40	1,210,913
250,000	Fort Wayne IN Mf Hsg Rev Silver Birch at Cook Road (a)	5.30%	01/01/32	243,641
1,250,000	IN St Fin Auth Rev Ref Marquette Proj, Ser A	5.25%	03/01/50	1,259,249
1,700,000	IN St Fin Auth Rev Ref Marquette Proj, Ser A	5.38%	03/01/55	1,711,321
2,435,000	IN St Fin Auth Stdt Hsg Rev Sr Stdt Hsg Proj, Ser A	5.00%	07/01/49	2,345,121
1,250,000	IN St Fin Auth Stdt Hsg Rev Sr Stdt Hsg Proj, Ser A	5.00%	07/01/54	1,192,111
1,700,000	Indianapolis IN Loc Pub Impt Bond Bank Sr Convention Ctr Hotel, Ser E	6.00%	03/01/53	1,748,830
400,000	Terre Haute IN Mf Hsg Rev Silver Birch of Terre Haute Proj	5.10%	01/01/32	389,409
500,000	Valparaiso IN Exempt Facs Rev Ref Pratt Paper IN LLC Proj, AMT (a)	4.88%	01/01/44	506,853
				10,607,448
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Iowa — 0.7%
$1,600,000	Dallas Ctr IA Grimes Cmnty Sch Dist	3.00%	05/01/39	$1,355,215
3,000,000	IA St Fin Auth Midwstrn Disaster Area Rev Alcoa Inc Proj	4.75%	08/01/42	3,002,880
1,300,000	IA St Fin Auth Midwstrn Disaster Area Rev Ref IA Fertilizer Co Proj (Pre-refunded maturity 12/01/32)	5.00%	12/01/50	1,443,278
750,000	IA St Fin Auth Sr Living Fac Rev Presbyterian Homes Mill Pond Proj Ref	5.75%	10/01/55	762,935
				6,564,308
	Kansas — 0.6%
1,950,000	Lenexa KS Hlth Care Fac Rev Ref Lakeview Vlg Inc, Ser A	5.00%	05/15/43	1,949,247
175,000	Shawnee Cnty KS Pub Bldg Commn Rev Corrections and Parks & Rec Projs	5.50%	09/01/34	195,055
2,500,000	Wyandotte Cnty KS Kansas City Unif Govt Spl Oblg Rev Northwest Speedway Star Bond Dist Proj (a)	5.50%	03/01/46	2,484,796
1,250,000	Wyandotte Cnty KS Kansas City Unif Govt Spl Oblg Rev Ref Vlg E Proj Areas 2B 3 5 (a)	5.75%	09/01/39	1,270,327
				5,899,425
	Kentucky — 2.2%
875,000	Boyle Cnty KY Eductnl Facs Rev Ref Ctr Clg, Ser A	5.25%	06/01/43	894,965
875,000	Henderson KY Exempt Facs Rev Pratt Paper LLC Proj, Ser A, AMT (a)	4.45%	01/01/42	862,431
2,000,000	Henderson KY Exempt Facs Rev Pratt Paper LLC Proj, Ser A, AMT (a)	4.70%	01/01/52	1,880,763
1,650,000	Jefferson Cnty KY Sch Dist Fin Corp Sch Bldg Rev, Ser B	3.00%	12/01/38	1,409,791
2,840,000	Kenton Cnty KY Arpt Brd, Ser A, AMT	5.25%	01/01/49	2,894,088
1,000,000	KY St Econ Dev Fin Auth Ref Owensboro Hlth, Ser A	5.00%	06/01/41	988,223
1,500,000	KY St Pub Energy Auth Gas Sply Rev Ref, Ser A-1 (Mandatory put 02/01/32)	5.25%	04/01/54	1,584,169
2,525,000	KY St Pub Energy Auth Gas Sply Rev Var, Ser C (Mandatory put 02/01/28)	4.00%	02/01/50	2,544,051
1,000,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Norton Hlthcare Inc, Ser A	4.00%	10/01/39	946,879
3,100,000	Louisville & Jefferson Cnty KY Regl Arpt Auth Var UPS Worldwide Forwarding, Ser A (b)	3.15%	01/01/29	3,100,000
3,600,000	Meade Cnty KY Indl Bldg Rev Var Nucor Steel Brandenburg Proj Sustainable Bond, Ser B-1 (b)	3.50%	08/01/61	3,600,000
1,150,000	Rural Wtr Fing Agy KY Pub Projs Rev Flexible Term Prog, Ser H	3.00%	08/01/39	958,565
				21,663,925
	Louisiana — 0.9%
2,000,000	LA Pub Facs Auth Rev Acadiana Renaissance Chrt Acdmy Proj (a)	6.00%	06/15/59	1,995,741
2,000,000	LA Pub Facs Auth Rev I-10 Calcasieu River Bridge Pub Priv Partnership Proj, AMT	5.75%	09/01/64	2,059,173
1,000,000	New Orleans LA Sewage Svc Rev, Ser B	5.00%	06/01/45	995,392
1,000,000	Saint James Parish LA Rev NuStar Logistics LP Proj Remk, Ser 2010 (a)	6.35%	07/01/40	1,070,161
1,000,000	Saint James Parish LA Rev NuStar Logistics LP Proj Remk, Ser 2010A (a)	6.35%	10/01/40	1,070,186
1,600,000	Saint James Parish LA Rev Var NuStar Logistics LP Proj Remk, Ser 2010B (Mandatory put 06/01/30) (a)	6.10%	12/01/40	1,738,098
				8,928,751
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Maine — 0.2%
$1,500,000	ME St Fin Auth Univ of New England Issue	5.50%	07/01/50	$1,583,670
	Maryland — 1.1%
1,020,000	Baltimore MD Spl Oblig Ref E Baltimore Rsrch Park Proj, Ser A	5.00%	09/01/38	1,024,971
175,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	2.95%	06/01/27	173,882
185,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	3.05%	06/01/28	182,896
200,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	3.15%	06/01/29	196,855
190,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	3.20%	06/01/30	185,454
700,000	Frederick Cnty MD Tax Incr & Spl Tax Ref Jefferson Technology Park Proj, Ser B (a)	4.63%	07/01/43	700,157
1,000,000	MD St Econ Dev Corp Stdt Hsg Rev Morgan St Univ Proj, Ser A	5.38%	07/01/38	1,052,904
400,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Kennedy Kriegern Issue, Ser A	5.25%	07/01/44	414,556
3,000,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Medstar Hlth Issue, Ser A	5.25%	08/15/51	3,105,427
3,675,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Meritus Hlth Issue	5.25%	07/01/50	3,770,777
				10,807,879
	Massachusetts — 1.2%
750,000	MA St Dev Fin Agy Chrt Sch Rev Lowell Cmnty Chrt Pub Sch Proj (a)	5.00%	07/01/46	726,893
825,000	MA St Dev Fin Agy Chrt Sch Rev Lowell Cmnty Chrt Pub Sch Proj (a)	5.38%	07/01/56	789,715
1,000,000	MA St Dev Fin Agy Rev Chf Wentworth Inc Issue Pike Stdt Hsg Proj Sr, Ser A (a)	5.25%	07/01/41	1,027,394
1,100,000	MA St Dev Fin Agy Rev Chf Wentworth Inc Issue Pike Stdt Hsg Proj Sr, Ser A (a)	5.13%	07/01/51	1,058,555
1,000,000	MA St Dev Fin Agy Rev Lasell Vlg Inc	5.25%	07/01/50	1,016,723
360,000	MA St Dev Fin Agy Rev Linden Ponds Inc Fac (a)	5.00%	11/15/28	371,193
1,450,000	MA St Dev Fin Agy Rev Merrimack Clg Stdt Hsg Proj, Ser A (a)	5.00%	07/01/54	1,359,045
1,000,000	MA St Dev Fin Agy Rev Merrimack Clg Stdt Hsg Proj, Ser A (a)	5.00%	07/01/60	921,424
1,020,000	MA St Dev Fin Agy Rev Ref Salem Cmnty Corp	5.13%	01/01/40	1,006,640
1,500,000	MA St Dev Fin Agy Sr Living Rev Care Cmntys LLC Obligated Grp, Ser A-1 (a)	6.50%	07/15/60	1,523,873
2,355,000	MA St Port Auth, Ser E, AMT	5.00%	07/01/51	2,370,728
				12,172,183
	Michigan — 1.0%
1,100,000	Detroit MI Sustainable Bonds, Ser A	5.00%	04/01/46	1,114,132
3,000,000	Detroit MI Sustainable Bonds, Ser A	5.00%	04/01/50	3,009,097
1,750,000	Kentwood MI Econ Dev Corp Ref Holland Home Oblig Grp	5.00%	11/15/37	1,751,260
1,500,000	Mattawan MI Consol Sch Dist, Ser I	5.00%	05/01/47	1,555,979
1,500,000	MI St Fin Auth Rev Reftrinity Hlth Credit Grp Remk, Ser MI-2	3.00%	03/01/46	1,136,696
1,000,000	MI St Strategic Fund Ltd Oblg Rev Holland Home	5.00%	11/15/42	991,715
750,000	MI St Strategic Fund Ltd Oblig Tax Capture Rev Bedrock Detroit Transformational Brownfield Plan Proj (a)	5.50%	10/01/53	753,836
				10,312,715
	Minnesota — 1.3%
600,000	Apple Vly MN Sr Hsg Rev Phs Apple Vly Sr Hsg Inc Orchard Path Phase III Proj, Ser A	5.50%	09/01/55	610,145
815,000	Apple Vly MN Sr Hsg Rev Phs Apple Vly Sr Hsg Inc Orchard Path Phase III Proj, Ser A	5.63%	09/01/65	817,870
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Minnesota (Continued)
$1,000,000	Apple Vly MN Sr Hsg Rev Ref Phs Apple Vly Sr Hsg Inc Orchard Path Proj	5.00%	09/01/43	$1,000,035
500,000	Eagan MN Chrtr Sch Lease Rev Great Oaks Acdmy, Ser A (a)	6.38%	02/01/55	492,201
100,000	Minneapolis MN Stdt Hsg Rev Riverton Cmnty Hsg Proj	3.80%	08/01/27	99,446
2,450,000	Minneapolis Saint Paul MN Met Arpts Commn Arpt Rev Subord Priv Activity, Ser B, AMT	5.25%	01/01/42	2,585,446
1,655,000	Minneapolis Saint Paul MN Met Arpts Commn Arpt Rev Subord Priv Activity, Ser B, AMT	5.25%	01/01/49	1,710,372
1,000,000	MN St Agric & Econ Devbrd HealthPartners Obligated Grp	5.25%	01/01/54	1,018,172
975,000	Saint Paul MN Hsg & Redev Auth Chrt Sch Lease Rev Ref Hgr Ground Acdmy Proj	4.25%	12/01/32	985,942
1,390,000	Saint Paul MN Hsg & Redev Auth Hlth Care Rev Ref Sys Fairview Hlth Svcs, Ser A	5.00%	11/15/47	1,347,465
1,000,000	Saint Paul Park MN Hsg Rev Ref Presbyterian Homes Norris Square Proj	5.25%	06/01/51	967,800
850,000	Woodbury MN Chrt Sch Lease Rev Woodbury Leadership Proj, Ser A	4.00%	07/01/41	711,619
660,000	Woodbury MN Chrt Sch Lease Rev Woodbury Leadership Proj, Ser A	4.00%	07/01/51	488,941
				12,835,454
	Mississippi — 0.5%
1,400,000	Gulfport MS Hosp Fac Rev Memorial Hosp at Gulfport Proj	5.50%	07/01/50	1,427,839
1,925,000	MS St Busn Fin Commn Gulf Opportunity Zone Var Chevron USA Inc PJ, Ser A (b)	3.15%	12/01/30	1,925,000
1,150,000	MS St Busn Fin Commn Gulf Opportunity Zone Var Chevron USA, Ser B (b)	3.05%	11/01/35	1,150,000
				4,502,839
	Missouri — 2.6%
3,170,000	Kansas City MO Indl Dev Auth Econ Activity Tax Rev Historic NE Redev Plan, Ser A-1 (a)	5.00%	06/01/54	3,068,855
3,000,000	Kansas City MO Indl Dev Auth Ref Platte Pur Proj A C & E (a)	6.00%	01/01/48	3,051,511
600,000	Lees Summit MO Indl Dev Auth Sr Living Facs Rev John Knox Vlg, Ser A	5.38%	08/15/50	602,573
500,000	Lees Summit MO Indl Dev Auth Sr Living Facs Rev John Knox Vlg, Ser A	5.00%	08/15/51	469,040
1,000,000	Lees Summit MO Indl Dev Auth Sr Living Facs Rev Ref John Knox Vlg, Ser A	5.00%	08/15/39	1,009,587
925,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref BJC Hlth Sys, Ser A	4.00%	07/01/46	854,040
2,000,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Var SSM Hlth Care Remk, Ser F (b)	3.10%	06/01/44	2,000,000
435,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svc Projs Svcs Projs, Ser A, Ser ASR	5.00%	02/01/29	444,002
1,070,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svc Projs Svcs Projs, Ser A, Ser ASR	5.00%	02/01/42	1,080,171
10,000	MO St Hlth & Eductnl Facs Auth Med Rsrch Lutheran Svcs, Ser A	5.00%	02/01/29	10,007
3,045,000	MO St Hlth & Eductnl Facs Auth Ref Lutheran Sr Svcs Projs, Ser A	5.25%	02/01/48	3,083,611
1,145,000	MO St Hlth & Eductnl Facs Auth Ref Lutheran Sr Svcs Projs, Ser B	5.00%	02/01/46	1,145,002
1,000,000	Phelps Cnty MO Hosp Rev Phelps Hlth	6.00%	12/01/55	1,044,056
250,000	St Charles Cnty MO Pub Wtr Sply Dist #2 Pub Wtr Sply Dist No 2, COPS	4.00%	12/01/44	237,232
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Missouri (Continued)
$1,000,000	St Louis Cnty MO Indl Dev Auth Sr Living Facs Friendship Vlg St Louis Oblig Grp, Ser A	5.13%	09/01/48	$997,518
730,000	St Louis Cnty MO Indl Dev Auth Sr Living Facs Friendship Vlg St Louis Oblig Grp, Ser A	5.25%	09/01/53	719,648
4,450,000	St Louis Cnty MO Indl Dev Auth Sr Living Facs Ref Friendship Vlg St Louis	5.00%	09/01/48	4,366,058
2,000,000	Taney Cnty MO Indl Dev Auth Sales Tax Rev Big Cedar Infra Proj (a)	6.00%	10/01/49	1,995,908
				26,178,819
	Nebraska — 0.2%
750,000	Omaha NE Arpt Auth Arpt Facs, AG, AMT	5.25%	12/15/43	794,480
1,325,000	Omaha NE Arpt Auth Arpt Facs, Ser A, AMT	5.50%	12/15/51	1,401,686
				2,196,166
	Nevada — 0.4%
930,000	Clark Cnty NV Sch Dist, Ser B, BAM	3.00%	06/15/41	751,289
755,000	Henderson NV Loc Impt Dists Rainbow Canyon Phase II Roject	5.00%	03/01/38	772,246
970,000	Henderson NV Loc Impt Dists Rainbow Canyon Phase II Roject	5.25%	03/01/48	976,362
440,000	Las Vegas NV Spl Assmnt Dist #817 Spl Impt Dt# 817 Summerlin Vlg 29	5.75%	06/01/43	467,340
490,000	Las Vegas NV Spl Assmnt Dist #817 Spl Impt Dt# 817 Summerlin Vlg 29	6.00%	06/01/48	516,334
185,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	4.00%	06/01/29	184,894
				3,668,465
	New Hampshire — 2.6%
1,000,000	Natl Fin Auth NH Rev Ref Sustainable Bond, Ser B, AMT (Mandatory put 07/02/40) (a)	3.75%	07/01/45	809,113
1,500,000	Natl Fin Auth NH Rev Winston Salem Sustainable Energy Partners, Ser A	5.50%	06/01/50	1,559,099
1,200,000	Natl Fin Auth NH Spl Rev (a)	5.88%	12/15/33	1,193,617
1,000,000	Natl Fin Auth NH Spl Rev (a)	5.38%	12/15/35	993,377
2,500,000	Natl Fin Auth NH Spl Rev Canyon Ranch Proj, CABS (a)	(c)	12/01/35	1,313,792
2,000,000	Natl Fin Auth NH Spl Rev Emberly and Canterra Creek Projs (a)	5.38%	12/01/31	1,986,740
2,000,000	Natl Fin Auth NH Spl Rev Forestar Grp Houston Area Projs (a)	6.50%	12/01/34	2,000,798
5,000,000	Natl Fin Auth NH Spl Rev Goodland Proj, CABS	(c)	12/15/39	2,014,305
2,000,000	Natl Fin Auth NH Spl Rev Megatel Projs, CABS (a)	(c)	12/15/33	1,144,337
2,000,000	Natl Fin Auth NH Spl Rev Provence Proj, CABS (a)	(c)	12/01/31	1,404,553
5,000,000	Natl Fin Auth NH Spl Rev The Astro Sunterra Projs, CABS (a)	(c)	12/15/34	2,888,849
1,915,000	Natl Fin Auth NH Spl Rev The Chambers Creek Proj, CABS (a)	(c)	12/15/32	1,252,895
1,200,000	Natl Fin Auth NH Spl Rev The Highlands Proj	5.13%	12/15/30	1,199,587
4,413,000	Natl Fin Auth NH Spl Rev The La Segarra Proj, CABS (a)	(c)	12/01/39	1,693,740
1,500,000	Natl Fin Auth NH Spl Rev The Wildflower Proj, CABS (a)	(c)	12/15/33	958,723
3,500,000	NH St Hlth & Edu Facs Auth Rev Ref Dartmouth Hlth Oblig Grp Issue	5.50%	08/01/50	3,701,484
				26,115,009
	New Jersey — 0.1%
825,000	NJ St Econ Dev Auth Spl Fac Rev Continental Airls Inc Proj Remk, Ser B, AMT	5.63%	11/15/30	826,135
560,000	NJ St Transprtn Trust Fund Auth Fun Auth Transprtn Prog Bonds, Ser CC	5.25%	06/15/41	598,498
				1,424,633
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New Mexico — 0.1%
$529,000	Winrock Town Ctr NM Tax Incr Dev Dist #1 Ref Sr Lien (a)	3.75%	05/01/28	$526,149
500,000	Winrock Town Ctr NM Tax Incr Dev Dist #1 Ref Sr Lien (a)	4.00%	05/01/33	484,859
500,000	Winrock Town Ctr NM Tax Incr Dev Dist #1 Ref Sr Lien (a)	4.25%	05/01/40	472,701
				1,483,709
	New York — 3.6%
1,500,000	Build NYC Res Corp NY Rev Riverspring Hlth Sr Living Inc Proj, Ser A (a)	6.50%	12/15/45	1,517,656
1,000,000	Build NYC Res Corp NY Rev Sustainable Bond Kipp NYC Pub Sch Facs Canal W Proj	5.25%	07/01/52	1,002,684
447,202	Dutchess Cnty NY Loc Dev Corp Mf Mtebs Sustainable Bonds Tomopkins Terrace Hsg LP Proj	5.00%	10/01/40	461,921
1,250,000	Genesee Cnty NY Funding Corp Rochester Regl Hlth Energy Proj, Ser A	5.25%	12/01/50	1,273,222
750,000	Hempstead Town NY Loc Dev Corp Rev Adelphi Univ Proj, Ser A	5.25%	10/01/51	751,435
2,000,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Adjustable 2nd Gen Resolution Fiscal 2014, Ser AA-1 (b)	3.05%	06/15/50	2,000,000
2,700,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Var 2nd Gen Resolution Remk, Ser BB-2 (b)	3.10%	06/15/49	2,700,000
4,700,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Var Ref Sub 2nd General Resolution Fiscal 2026, Ser FF-2 (b)	3.10%	06/15/41	4,700,000
2,625,000	New York City NY Transitional Fin Auth Rev Future Tax Secured Subord Bonds, Ser C-1	4.00%	02/01/42	2,460,139
525,000	NY St Dorm Auth Revs Non St Supported Debt Iona Clg, Ser A	5.00%	07/01/46	525,697
300,000	NY St Dorm Auth Revs Non St Supported Debt New York Institute of Technology	5.00%	07/01/44	305,403
1,925,000	NY St Dorm Auth St Personal Income Tax Rev Ref, Ser A	3.00%	03/15/42	1,572,340
500,000	NY St Transprtn Dev Corp Exempt Fac Rev NY St Thruway Srvc Areas Proj, AMT	4.00%	10/31/46	448,649
1,250,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Airls Inc LaGuardia Arpt Terminals C&D Redev, AMT	5.00%	10/01/40	1,274,389
2,540,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Airls Inc LaGuardia Arpt Terminals C&D Redev, AMT	4.38%	10/01/45	2,399,196
1,000,000	NY St Transprtn Dev Corp Spl Fac Rev Ref American Airls Inc John F Kennedy Intl Arpt Proj, AMT	5.00%	08/01/31	999,949
3,660,000	NY St Transprtn Dev Corp Spl Fac Rev Ref John F. Kennedy Intl Arpt Proj, AMT	5.25%	08/01/31	3,791,206
165,000	NY St Transprtn Dev Corp Spl Fac Rev Sustainable Bond JFK Intl Arpt New Terminal, AMT	5.25%	06/30/49	165,853
1,515,000	NY St Transprtn Dev Corp Spl Fac Rev Sustainable Bond JFK Intl Arpt New Terminal, AMT	5.50%	06/30/54	1,534,875
1,000,000	NY St Transprtn Dev Corp Spl Fac Rev Sustainable Bond JFK Intl Arpt Terminal One Prj, AMT	6.00%	06/30/54	1,032,024
500,000	Oyster Bay NY, Ser A, AG	2.00%	03/01/35	411,216
2,000,000	Suffolk Regl Off Track Betting Corp NY Rev	5.75%	12/01/44	2,042,351
2,000,000	Suffolk Regl Off Track Betting Corp NY Rev	6.00%	12/01/53	2,033,924
100,000	Westchester Cnty NY Loc Dev Corp Rev Ref Miriam Osborn Memorial Home Assn Proj	5.00%	07/01/34	102,019
				35,506,148
	North Carolina — 2.0%
3,300,000	NC St Med Care Commn Hlth Care Facs Rev Lutheran Svcs For the Aging Ref, Ser A	4.00%	03/01/41	3,117,836
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	North Carolina (Continued)
$2,000,000	NC St Med Care Commn Retmnt Facs Rev Carolina Meadows	4.50%	12/01/44	$1,971,528
3,200,000	NC St Med Care Commn Retmnt Facs Rev Carolina Meadows	5.25%	12/01/54	3,250,685
2,000,000	NC St Med Care Commn Retmnt Facs Rev Deerfield Episcopal Retmnt Cmnty Proj, Ser A	5.25%	11/01/46	2,054,369
2,090,000	NC St Med Care Commn Retmnt Facs Rev Pennybyrn at Maryfield Proj, Ser A	5.00%	10/01/45	2,026,368
2,850,000	NC St Med Care Commn Retmnt Facs Rev Ref Southminster Inc	5.00%	10/01/37	2,851,336
1,780,000	NC St Med Care Commn Retmnt Facs Rev The Forest at Duke Proj	4.00%	09/01/46	1,554,778
525,000	NC St Med Care Commn Retmnt Facs Rev The United Methodist Retmnt Homes Proj, Ser A	5.00%	10/01/44	536,096
1,500,000	NC St Med Care Commn Retmnt Facs Rev The United Methodist Retmnt Homes Proj, Ser A	5.00%	10/01/49	1,504,925
535,000	NC St Med Care Commn Retmnt Facs Rev United Methodist Retmnt Homes Proj, Ser A	5.13%	10/01/45	555,634
				19,423,555
	North Dakota — 0.0%
520,000	Horace ND Ref	3.00%	05/01/36	427,927
	Ohio — 3.9%
4,250,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Class 2, Ser B-2	5.00%	06/01/55	3,219,277
900,000	Cleveland Cuyahoga Cnty OH Port Auth Tax Incr Fing Rev Ref Sr Flats E Bank Proj, Ser A (a)	4.00%	12/01/55	688,838
2,000,000	Columbus Franklin Cnty OH Fin Auth Mf Hsg Rev Silver Birch of Columbus Proj, Ser A (a)	6.05%	01/01/46	2,031,994
3,000,000	Columbus Franklin Cnty OH Fin Auth Mf Hsg Rev Vivera Brookshire Proj, Ser A (a)	6.30%	01/01/46	2,997,732
3,750,000	Columbus OH Regl Arpt Auth Rev Ref John Glenn Columbus Intl Arpt, Ser A, AMT	5.50%	01/01/50	3,914,596
2,245,000	Franklin Cnty OH Rev Trinity Hlth Credit Grp OH, Ser A	5.00%	12/01/47	2,257,742
500,000	Hamilton Cnty OH Hlth Care Rev Life Enriching Cmntys Proj, Ser A	5.25%	01/01/38	519,953
500,000	Hamilton Cnty OH Hlth Care Rev Life Enriching Cmntys Proj, Ser A	5.50%	01/01/43	517,932
105,000	Hamilton Cnty OH Hlth Care Rev Ref Life Enriching Cmntys Proj	5.25%	01/01/45	107,207
2,125,000	Hamilton Cnty OH Hlth Care Rev Ref Life Enriching Cmntys Proj	5.50%	01/01/50	2,167,119
2,500,000	Muskingum Cnty OH Hosp Facs Genesis Hlthcare Sys Proj	5.00%	02/15/44	2,444,607
500,000	OH St Hgr Eductnl Fac Commn Ref Rev Judson Oblig Grp 2020 Proj, Ser A	5.00%	12/01/45	493,357
3,000,000	OH St Hsg Fin Agy Mf Hsg Rev Green Oaks of Canal Winchester Proj, Ser A	6.30%	01/01/45	3,070,118
2,430,000	OH St Hsg Fin Agy Mf Hsg Rev Green Oaks of Grove City Proj, Ser A (a)	6.13%	01/01/46	2,454,835
2,225,000	OH St Hsg Fin Agy Mf Hsg Rev Green Oaks of Walnut Creek Proj, Ser A (a) (f)	6.38%	01/01/46	2,224,508
2,000,000	OH St Hsg Fin Agy Mf Hsg Rev Silver Birch of Canton Proj, Ser A (a)	6.25%	01/01/45	2,074,597
1,250,000	OH St Hsg Fin Agy Mf Hsg Rev Silver Birch of Mason Proj, Ser A (a)	6.10%	01/01/46	1,274,474
320,000	Port of Gtr Cincinnati Dev Auth OH Rev (a)	3.75%	12/01/31	323,298
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Ohio (Continued)
$3,000,000	Port of Gtr Cincinnati Dev Auth OH Tax Incr Fing Rev RBM Phase 3 Garage Proj	5.13%	12/01/55	$2,981,371
2,835,000	Warren Cnty OH Hosp Facs Rev Ref Cmnty First Solutions Obligated Grp, Ser A	5.00%	05/15/49	2,793,494
				38,557,049
	Oklahoma — 0.8%
2,400,000	OK St Dev Fin Auth Sr OK Proton Ctr, Ser A1 (h)	7.25%	09/01/51	2,390,305
1,475,000	Sand Springs OK Muni Auth Utils Sys Rev Ref	3.00%	11/01/42	1,182,655
1,165,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.25%	11/15/37	1,172,345
1,750,000	Tulsa OK Muni Arpt Trust Trustees Ref American Airls Inc Proj, AMT	6.25%	12/01/35	1,958,053
1,000,000	Tulsa OK Muni Arpt Trust Trustees Ref American Airls Inc Proj, AMT	6.25%	12/01/40	1,096,101
				7,799,459
	Oregon — 0.9%
750,000	Astoria OR Hosp Facs Auth Columbia Memorial Hosp Proj	5.25%	08/01/49	752,797
1,225,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Rose Villa Proj, Ser A	5.13%	11/15/40	1,229,991
3,250,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Rose Villa Proj, Ser A	5.38%	11/15/55	3,174,603
1,190,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	5.00%	11/15/37	1,197,085
745,000	Salem OR Hosp Fac Auth Rev Capital Manor Proj	5.00%	05/15/38	751,071
840,000	Salem OR Hosp Fac Auth Rev Capital Manor Proj	5.00%	05/15/43	841,600
750,000	Union Cnty OR Hosp Fac Auth Grande Ronde Hosp	5.00%	07/01/42	748,492
				8,695,639
	Pennsylvania — 3.2%
2,280,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Obligated Grp Issue, Ser A	5.00%	04/01/47	2,267,438
1,500,000	Allentown PA Comml & Indl Dev Auth Ref Executive Edu Acdmy Chrt Sch Proj (a)	5.00%	07/01/50	1,388,177
1,250,000	Allentown PA Neighborhood Impt Zone Dev Auth Tax Rev City Ctr Proj (a)	6.00%	05/01/42	1,358,578
665,000	Berks Cnty PA Indl Dev Auth Hlthcare Facs Rev Ref Highlands at Wyomissing, Ser A	5.00%	05/15/42	665,482
600,000	Berks Cnty PA Indl Dev Auth Hlthcare Facs Rev Ref Highlands at Wyomissing, Ser A	5.00%	05/15/47	588,499
750,000	Geisinger PA Auth Hlth Sys Rev Ref Geisinger Hlth Sys Oblig Grp, Ser A	4.00%	04/01/50	645,829
1,860,000	Geisinger PA Auth Hlth Sys Rev Ref Geisinger Hlth Sys, Ser A-1	4.00%	02/15/47	1,636,578
1,110,000	Lancaster Cnty PA Hosp Auth Hlthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/38	1,077,611
2,000,000	Lancaster Cnty PA Hosp Auth Penn St Hlth	5.00%	11/01/51	2,006,827
1,655,000	Montgomery Cnty PA Indl Dev Auth Exempt Facs Rev Var Constellation Energy Generation LLC Proj Ref, Ser C, AMT (Mandatory put 04/03/28)	4.45%	10/01/34	1,694,078
1,050,000	Montgomery Cnty PA Indl Dev Auth Ref Foulkeways at Gwynedd	5.00%	12/01/46	1,021,334
1,780,000	PA St Econ Dev Fing Auth Exempt Facs Rev Var Ref Energy Sply LLC Proj Remk, Ser C (Mandatory put 06/01/27)	5.25%	12/01/37	1,781,332
310,000	PA St Econ Dev Fing Auth Rev PA Bridges Finco LP P3 Proj	5.00%	06/30/42	306,366
1,000,000	PA St Econ Dev Fing Auth Rev Ref Presbyterian Sr Living Prj, Ser B-2	5.25%	07/01/46	1,020,251
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$500,000	PA St Econ Dev Fing Auth Solid Wst Disposal Rev Var Ref Core Nat Res Inc Proj, AMT (Mandatory put 03/27/35) (a)	5.45%	01/01/51	$540,115
2,000,000	PA St Econ Dev Fing Auth T/E Priv Activity Rev The Penndot Major Bridges Package One Proj P3 Proj, AMT	5.75%	06/30/48	2,095,867
3,550,000	PA St Econ Dev Fing Auth T/E Priv Activity Rev The Penndot Major Bridges Package One Proj P3 Proj, AMT	5.25%	06/30/53	3,580,861
2,000,000	PA St Hsg Fin Agy Sf Mtge Rev Sustainable Bond, Ser 152A	4.70%	10/01/51	1,970,893
1,000,000	Philadelphia PA Arpt Rev Ref Priv Activity, AG, AMT	4.00%	07/01/38	975,917
1,000,000	Philadelphia PA Arpt Rev Ref, Ser B, AMT	5.00%	07/01/47	1,000,928
950,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Mast Chrt Sch Proj	5.00%	08/01/50	904,445
850,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Philadelphia E&T Chrt High Sch, Ser A	4.00%	06/01/56	630,022
1,700,000	Philadelphia PA Gas Wks Rev Ref 1998 Gen Ordinance Fifteenth, Ser	5.00%	08/01/42	1,715,611
960,000	Southcentrl PA Gen Auth Rev Ref Wellspan Hlth Obligated Grp, Ser A	4.00%	06/01/49	837,912
495,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/41	460,948
				32,171,899
	Puerto Rico — 2.4%
5,750,000	Puerto Rico Cmwlth Aqueduct & Swr Auth Rev Ref Sr Lien, Ser A (a)	5.00%	07/01/47	5,800,057
2,900,000	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/33	2,902,020
3,002,265	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/35	2,977,952
4,358,267	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/41	4,088,403
250,000	Puerto Rico Indl Tourist Eductnl Med & Envrnmntl Control Fac San Juan Cruise Terminal Proj, Ser 2023-A-2-P3, AMT	6.50%	01/01/42	278,548
5,866,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured Converted, Ser A-2	4.33%	07/01/40	5,734,033
1,170,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.55%	07/01/40	1,159,408
1,031,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-2	4.33%	07/01/40	1,007,805
				23,948,226
	Rhode Island — 0.3%
2,500,000	Tobacco Stlmt Fing Corp RI Ref, Ser A	5.00%	06/01/40	2,500,469
	South Carolina — 1.1%
285,000	Berkeley Cnty SC Assmnt Rev Nexton Impt Dist	4.00%	11/01/30	282,004
230,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/31	230,143
2,000,000	Lexington Cnty SC Hlth Svcs Dist Lexington Med Ctr	5.00%	11/01/41	2,000,925
1,000,000	SC St Hsg Fin & Dev Auth Mtge Rev, Ser A	4.50%	07/01/46	971,645
1,250,000	SC St Jobs Econ Dev Auth Econ Dev Rev Bishop Gadsden Episcopal Retmnt Cmnty	5.13%	04/01/46	1,273,437
300,000	SC St Jobs Econ Dev Auth Econ Dev Rev Ref The Woodlands at Furman	4.00%	11/15/32	295,566
1,085,000	SC St Jobs Econ Dev Auth Econ Dev Rev Ref The Woodlands at Furman	5.25%	11/15/47	1,084,890
250,000	SC St Jobs Econ Dev Auth Econ Dev Rev Ref The Woodlands at Furman	5.25%	11/15/52	241,700
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	South Carolina (Continued)
$420,000	SC St Jobs Econ Dev Auth Econ Dev Rev Woodlands at Furman Proj, Ser A	5.00%	11/15/54	$388,123
1,000,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Rolling Green Vlg Proj, Ser A	5.00%	12/01/40	996,777
500,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Rolling Green Vlg Proj, Ser A	5.50%	12/01/45	510,049
1,000,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Rolling Green Vlg Proj, Ser A	5.80%	12/01/50	1,014,413
1,000,000	SC St Jobs Econ Dev Auth Hlthcare Rev Beaufort Memorial Hosp & S of Broad Hlthcare Proj	5.50%	11/15/44	1,017,616
1,000,000	SC St Jobs Econ Dev Auth Hlthcare Rev Beaufort Memorial Hosp & S of Broad Hlthcare Proj	5.75%	11/15/54	999,893
				11,307,181
	South Dakota — 0.2%
1,500,000	SD St Hlth & Eductnl Facs Auth Ref Westhills Vlg Retmnt Cmnty Issue, Ser A	5.00%	09/01/50	1,502,845
	Tennessee — 0.7%
1,755,000	Rutherford Cnty TN Hlth & Eductnl Facs Brd Stdt Hsg Rev Madrone MTSU Stdt Hsg I LLC Proj, Ser A-1, BAM	5.00%	07/01/45	1,775,292
2,000,000	Shelby Cnty TN Hlth Edl & Hsg Fac Brd Stdt Hsg Rev Madrone Memphis Stdt Hsg I LLC Univ Memphis Proj, Ser A1 (a)	5.00%	06/01/44	1,989,942
2,500,000	TN St Energy Acq Corp Gas Rev Ref, Ser A	5.00%	12/01/35	2,597,886
800,000	TN St Energy Acq Corp Gas Rev Var Ref Gas Proj, Ser A-1 (Mandatory put 05/01/28)	5.00%	05/01/53	818,793
				7,181,913
	Texas — 7.7%
1,000,000	Anna TX Spl Assmnt Rev Sherley Farms Pub Impt Dt Impt Area #1 Proj (a)	5.35%	09/15/46	991,441
1,085,000	Anson TX Edu Facs Corp Edu Rev Arlington Classics Acdmy, Ser A	5.00%	08/15/45	1,049,015
500,000	Arlington TX Hgr Edu Fin Corp Edu Rev Ref Basis TX Chrt Schs (a)	5.63%	06/15/45	508,346
1,000,000	Arlington TX Hgr Edu Fin Corp Edu Rev Ref Basis TX Chrt Schs (a)	5.75%	06/15/55	1,002,721
1,000,000	Aubrey TX Spl Assmnt Ref Jackson Ridge Pub Impt Dt Phase #1 & #2 Assmnts, BAM	5.00%	09/01/45	1,025,950
2,080,000	Austin TX Arpt Sys Rev, Ser B, AMT	5.00%	11/15/46	2,080,283
600,000	Celina TX Spl Assmnt Rev N Sky Pub Impt Dt Impt Area #2 Proj (f)	5.20%	09/01/46	590,716
1,410,000	Cool Wtr Muni Util Dist TX, Ser A, BAM	5.00%	08/15/45	1,425,424
1,552,000	Crandall TX Spl Assmnt Rev Cartwright Ranch Pub Impt Dt Impt Area #1 Proj (a)	4.25%	09/15/41	1,470,223
565,000	Decatur TX Spl Assmnt Rev Paloma Trails Pub Impt Dt Impt Area #1 Proj (a)	5.50%	09/15/45	573,882
2,395,000	Denton Cnty TX Spl Assmnt Rev Green Meadows Pub Impt Dt Impt Area #1 Proj (a)	5.38%	12/31/45	2,469,635
3,000,000	Denton Cnty TX Spl Assmnt Rev Sr Lien Tabor Ranch Pub Improv Dist Improv Area #1, Ser A (a)	5.63%	12/31/54	2,987,226
70,000	E Montgomery Cnty Mun Util Dist No 7 TX, BAM	4.00%	09/01/45	63,470
1,000,000	E Waller Cnty Mgmt Dist TX Spl Assmnt Rev Sofi Lakes Section 1 & 2 Proj (a)	6.00%	09/15/45	1,036,153
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$1,000,000	E Waller Cnty Mgmt Dist TX Spl Assmnt Rev Sofi Lakes Section 1 & 2 Proj (a)	6.25%	09/15/55	$1,020,570
1,445,000	Fate TX Spl Assmnt Rev Monterra Pub Impt Dt Impt Area #1 Proj (a)	4.00%	08/15/51	1,164,580
1,000,000	Fate TX Spl Assmnt Rev Monterra Pub Impt Dt Impt Area #2 Proj (a)	5.38%	08/15/44	1,010,916
1,577,000	Ferris TX Spl Assmnt Rev Woodstone Pub Impt Dist No 2 Impt Area 1 Proj (a)	4.00%	09/01/51	1,283,368
400,000	Galveston TX Wharves & Terminal Rev Wharves & Terminal First Lien, AMT	5.25%	08/01/37	425,047
250,000	Galveston TX Wharves & Terminal Rev Wharves & Terminal First Lien, AMT	5.25%	08/01/38	264,237
2,000,000	Harris Cnty TX Hosp Dist Ctfs of Oblig	5.25%	02/15/50	2,103,296
1,025,000	Haslet TX Spl Assmnt Rev Haslet Pub Impt Dist #5 Impt Area #1 (a)	4.13%	09/01/39	960,491
1,000,000	Houston TX Arpt Sys Rev Ref United Airls Inc Arpt Impt Proj, Ser C, AMT	5.00%	07/15/27	1,012,621
2,000,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal Impt Proj, Ser B, AMT	5.50%	07/15/35	2,153,708
2,260,000	Houston TX Arpt Sys Rev Subord Lien, Ser A, AMT	5.50%	07/01/50	2,375,613
1,460,000	Houston TX Arpt Sys Rev United Airls Inc Terminal E Proj, Ser A, AMT	4.00%	07/01/41	1,337,373
1,500,000	Houston TX Arpt Sys Rev United Airls Inc Terminal Impt Proj, Ser B, AMT	5.50%	07/15/35	1,629,292
1,500,000	Houston TX Arpt Sys Rev United Airls Inc Terminal Impt Proj, Ser B, AMT	5.50%	07/15/37	1,609,496
1,065,000	Houston TX Arpt Sys Rev United Airls Inc Terminal Impt Proj, Ser B-1, AMT	4.00%	07/15/41	975,403
625,000	Houston TX Hgr Edu Fin Corp Ununiv Rev Houston Christian Univ Proj	5.13%	10/01/51	592,849
655,000	Hutto TX Spl Assmnt Rev Cottonwood Creek Pub Impt Dt Impt Area #2 (a)	5.13%	09/01/45	647,832
450,000	Justin TX Spl Assmnt Rev Timberbrook Pub Imp Dt #1 Imp Area #2 Proj (a)	3.38%	09/01/41	369,047
690,000	Kyle TX Spl Assmnt Rev 6 Creeks Pub Impt Dist Area #4 (a)	4.50%	09/01/33	699,111
245,000	Kyle TX Spl Assmnt Rev 6 Creeks Pub Impt Dist Impt Area #1 (a)	4.13%	09/01/29	245,537
500,000	Kyle TX Spl Assmnt Rev 6 Creeks Pub Impt Dist Impt Area #1 (a)	4.63%	09/01/39	499,383
935,000	Kyle TX Spl Assmnt Rev 6 Creeks Pub Impt Dt Impt Area #3 Proj (a)	4.00%	09/01/46	798,672
1,400,000	Kyle TX Spl Assmnt Rev 6 Creeks Pub Impt Dt Impt Area #6 Proj	5.38%	09/01/46	1,399,754
2,400,000	Lakewood Vlg TX Spl Assmnt Rev Lakewood Vlg Pub Impt Dist No 1 Proj (a)	5.38%	09/15/52	2,379,110
429,000	Lavon TX Spl Assmt Rev Elevon Pub Impt Dist Impt Area #1 Proj (a)	5.00%	09/15/44	427,858
400,000	Lavon TX Spl Assmt Rev Elevon Pub Impt Dist Impt Area #1 Proj (a)	5.38%	09/15/52	394,323
600,000	Lavon TX Spl Assmt Rev Elevon Pub Impt Dist Impt Area #2A-2B Proj (a)	5.13%	09/15/44	613,321
729,000	Lavon TX Spl Assmt Rev Elevon Pub Impt Dist Impt Area #2A-2B Proj (a)	5.50%	09/15/54	730,769
1,000,000	Liberty Hill TX Spl Assmnt Rev Butler Farms Pub Imp Dt Areas #1 and 2 Proj (a)	3.38%	09/01/42	832,352
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$1,350,000	Liberty Hill TX Spl Assmnt Rev Butler Farms Pub Imp Dt Areas #1 and 2 Proj (a)	4.00%	09/01/52	$1,078,069
1,700,000	Little Elm TX Spl Assmnt Rev Lakeside Estates Pub Impt Dist #2 Proj (a)	5.00%	09/01/47	1,702,304
501,000	Lowry Crossing TX Spl Assmnt Rev Simpson Road Pub Impt Dist Projs (a)	5.75%	09/15/45	516,894
1,000,000	Marble Falls TX Spl Assmnt Rev Thunder Rock Pub Impt Dist Impt Area #1 Proj (a)	4.13%	09/01/41	908,162
1,000,000	Mesquite TX Spl Assmnt Rev Heartland Twn Ctr Pub Impt Dist Phase #1 Proj (a)	5.38%	09/01/48	993,740
869,000	Mesquite TX Spl Assmnt Rev Solterra Pub Impt Dt Impt Area C-4 Proj	5.25%	09/01/45	867,312
1,125,000	Mission TX Econ Dev Corp Sol Wst Disp Rev Var Sustainable Bonds Graphic Packaging Inter LLC Proj, AMT (Mandatory put 06/01/30)	5.00%	12/01/64	1,161,502
655,000	New Hope Cultural Ed Facs Fin Corp TX Retmnt Fac Rev Ref Brazos Presbyterian Homes Inc Proj	5.38%	01/01/55	659,300
600,000	Newark Hgr Edu Fin Corp TX Edu Rev Hughen Ctr Inc Proj, Ser A	5.00%	08/15/42	624,350
1,100,000	Oak Point TX Spl Assmnt Rev Oak Point 720 Pub Impt DT Impt Area #1 Proj (a)	5.35%	09/15/44	1,109,510
500,000	Pilot Point TX Spl Assmnt Rev Bryson Ranch Pub Impt Dt Zone A Impt Area #1 Proj (a)	6.38%	09/15/55	513,218
1,500,000	Port Beaumont TX Nav Dist Dock & Wharf Fac Rev Jefferson Gulf Coast Energy Proj, Ser A, AMT (a)	5.13%	01/01/44	1,428,771
1,000,000	Princeton TX Spl Assmnt Rev Eastridge Pub Impt DT Impt Area #3 Proj (a)	5.25%	09/01/54	978,252
210,000	Princeton TX Spl Assmnt Rev Eastridge Pub Impt Dt Impt Area No 4 Proj (a)	5.38%	09/01/45	211,947
2,200,000	Princeton TX Spl Assmnt Rev Whitewing Trails Pub Impr Dist #2 Phase 2 Proj Rev (a)	5.13%	09/01/43	2,219,997
2,300,000	Princeton TX Spl Assmnt Rev Winchester Crossing Pub Impt Dt No 3 Proj (a)	5.38%	09/01/54	2,265,143
1,550,000	Princeton TX Spl Assmnt Rev Winchester Pub Impr Dist #2 Proj (a)	5.13%	09/01/42	1,569,371
1,000,000	Reagan Hosp Dist Reagan Cnty TX	6.00%	08/01/46	1,040,509
215,000	Rowlett TX Spl Assmnt Rev Trails at Cottonwood Creek Pub Imp Dist Major Imp Area Proj (a)	3.75%	09/15/31	201,489
500,000	Rowlett TX Spl Assmnt Rev Trails at Cottonwood Creek Pub Imp Dist Major Imp Area Proj (a)	4.13%	09/15/41	450,904
765,000	Rowlett TX Spl Assmnt Rev Trails at Cottonwood Creek Pub Imp Dist Major Imp Area Proj (a)	4.25%	09/15/51	616,063
2,000,000	San Antonio TX Arpt Sys Rev Ref, AMT	5.50%	07/01/51	2,111,397
2,442,000	San Marcos TX Spl Assmnt Rev Whisper S Pub Imp Dt (a)	4.25%	09/01/42	2,250,615
1,337,000	San Marcos TX Spl Assmnt Rev Whisper S Pub Imp Dt (a)	4.50%	09/01/51	1,158,151
565,000	Santa Fe TX Spl Assmnt Rev Mulberry Farms Pub Impt Dist (a)	4.88%	09/01/42	549,757
1,750,000	TX St Priv Activity Bond Surface Transprtn Corp Rev Ref Sr Lien Bond Surface Transprtn Corp, AMT	5.50%	06/30/42	1,809,250
530,000	Westpointe Spl Impt Dist TX, BAM	5.00%	08/15/41	544,018
				76,770,409
	U.S. Virgin Islands — 0.1%
1,000,000	Virgin Islands Pub Fin Auth Hotel Occupancy Tax Rev Frenchman’s Reef Hotel Dev, Ser A (a)	6.00%	04/01/53	1,001,470
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Utah — 5.9%
$2,600,000	Arrowhead Springs Pub Infra Dist UT Spl Assmnt Arrowhead Springs Assmnt Area (a)	5.63%	12/01/54	$2,612,778
1,948,630	Black Desert Pub Infra Dist UT Spl Assmnt Black Desert Assmnt Area #1 (a)	5.63%	12/01/53	1,974,769
1,500,000	Black Desert Pub Infra Dist UT Sr Bonds, Ser A (a)	4.00%	03/01/51	1,223,219
1,945,000	Downtown Daybreak Pub Infra Dist #1 UT Tax Incr Rev (a)	5.63%	03/01/46	1,969,634
2,187,771	Fields Estates Pub Infra Dist UT Spl Assmnt Fields Estates Assmnt Area, Ser A-2 (a)	5.25%	12/01/53	2,125,079
3,450,000	Fields Estates Pub Infra Dist UT, Ser A-1 (a)	6.13%	03/01/55	3,462,942
1,000,000	Firefly Pub Infra Dist #1 UT, Ser A-1 (a)	6.63%	03/01/54	1,019,735
2,000,000	Jordanelle Ridge Pub Infra Dist #2 UT, Ser A (a)	7.75%	03/01/54	2,120,235
750,000	Lomond Heights Pub Infra Dist UT Spl Assmnt Lomond Heights Assmnt Area, Ser A-2	5.63%	12/01/55	744,516
1,000,000	Lomond Heights Pub Infra Dist UT, Ser A-1	5.88%	03/01/57	992,695
2,000,000	Mida Cormont Pub Infra Dist UT Conv, Ser A-2, CABS, steps up to 6.75% on 06/01/29 (a) (g)	0.00%	06/01/55	1,750,950
1,115,000	Mida Cormont Pub Infra Dist UT, Ser A-1 (a)	6.25%	06/01/55	1,167,710
2,000,000	Mida Golf & Equestrian Ctr Pub Infra Dist UT Ltd (a)	4.63%	06/01/57	1,614,564
1,000,000	Mida Mountain Vlg Pub Infra Dist UT Tax Allocation, Ser 1 (a)	5.50%	06/01/50	1,011,686
3,000,000	Military Installation Dev Auth UT Tax Allocation Rev, Ser A-2	4.00%	06/01/52	2,465,888
1,485,000	Olympia Pub Infra Dist #1 UT, Ser A-1 (a)	6.38%	03/01/55	1,521,710
1,335,000	Panorama Pub Infra Dist #1 UT Ser A (a)	6.25%	03/01/55	1,343,160
1,500,000	Pine View Pub Infra Dist #2 UT Spl Assmnt Firelight Assmnt Area No. 1 (a)	6.25%	12/01/55	1,513,774
3,000,000	Resort Core Pub Infra Dist #1 UT Sr Bonds Conv, Ser A-2, CABS, steps up to 5.88% on 03/01/31 (g)	0.00%	03/01/46	2,357,198
2,500,000	Resort Core Pub Infra Dist #1 UT Sr Bonds, Ser A-1	5.38%	03/01/46	2,485,495
750,000	Resort Core Pub Infra Dist #1 UT Sr Bonds, Ser A-1	5.88%	03/01/57	759,133
2,730,000	S Salt Lake UT Redev Agy Tax Increment Rev (a)	6.25%	04/15/46	2,778,808
2,930,000	Salt Lake City UT Arpt Rev, Ser A, AMT	5.25%	07/01/48	3,005,030
2,000,000	Soleil Hills Pub Infra Dist #1 UT, Ser A (a)	5.88%	03/01/55	2,000,059
500,000	UT City W Pub Infra Dist #1 UT Spl Assmnt UT City W Assmnt Area No 1 (a)	5.50%	12/01/46	506,014
1,300,000	UT City W Pub Infra Dist #1 UT Spl Assmnt UT City W Assmnt Area No 1 (a)	5.88%	12/01/55	1,316,060
475,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Mountain W Montessori Acdmy Proj, Ser A (a)	5.00%	06/15/39	450,923
1,705,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Ronald Wilson Reagan Acdmy Proj, Ser A (a)	5.00%	02/15/46	1,485,994
675,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Wallace Stegner Acdmy Proj, Ser A (a)	5.00%	06/15/39	644,967
3,010,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Wallace Stegner Acdmy, Ser A (a)	5.63%	06/15/42	3,014,405
1,500,000	Verk Indl Regl Pub Infra Dist UT Tax (a)	6.63%	09/01/47	1,584,497
2,700,000	Wakara Ridge Pub Infra Dist UT Spl Assmnt Wakara Ridge Assmnt Area (a)	5.63%	12/01/54	2,747,350
2,921,753	Wood Ranch Pub Infra Dist UT Spl Assmnt Wood Ranch Assmnt Area No 1 (a)	5.63%	12/01/53	2,930,940
				58,701,917
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Vermont — 0.1%
$260,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	4.00%	05/01/37	$248,099
1,000,000	VT St Econ Dev Auth Solid Wst Disp Rev Var Casella Wst Sys Inc Remk, AMT (Mandatory put 04/03/28) (a)	4.63%	04/01/36	1,009,800
				1,257,899
	Virginia — 1.9%
3,000,000	Hanover Cnty VA Econ Dev Auth Rsdl Care Fac Rev Ref Covenant Woods	5.00%	07/01/51	2,903,755
1,060,000	Henrico Cnty VA Econ Dev Auth Rsdl Care Fac Rev Ref Lifespire of VA, Ser C	5.00%	12/01/37	1,070,694
880,000	Henrico Cnty VA Econ Dev Auth Rsdl Care Fac Rev Ref Lifespire of VA, Ser C	5.00%	12/01/47	880,912
2,500,000	Powhatan Cnty VA Econ Dev Auth Grant Rev Chesterfield Hotel Proj, Ser A (a)	6.13%	09/01/60	2,501,686
940,000	Roanoke VA Econ Dev Auth Hosp Rev Ref Carilion Clinic Oblig Grp, Ser A	3.00%	07/01/45	716,112
500,000	Salem VA Econ Dev Auth Eductnl Facs Rev Roanoke Clg	6.00%	04/01/55	520,088
2,500,000	VA Small Busn Fing Auth Priv Activity Rev Sr Transform 66 P3 Proj, AMT	5.00%	12/31/47	2,505,392
1,000,000	VA St Small Busn Fing Auth Rev Ref Sr Lien 95 Express Lanes LLC Proj, AMT	5.00%	01/01/38	1,030,468
750,000	VA St Small Busn Fing Auth Rsdl Fac Care Rev Ref Lifespire of VA	4.00%	12/01/31	760,831
3,000,000	VA St Small Busn Fing Auth Rsdl Fac Care Rev Ref Lifespire of VA, Ser A	5.50%	12/01/54	3,073,497
1,000,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/29	1,020,271
2,000,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Westminster Canterbury on Chesapeake Bay, Ser A	7.00%	09/01/53	2,184,007
				19,167,713
	Washington — 1.7%
3,000,000	King Cnty WA Hsg Auth Bellevue Manor and Abbey Ridge Projs	3.00%	08/01/40	2,480,698
1,000,000	Port of Seattle WA Rev Ref Intermediate Lien Priv Activity, Ser C, AMT	5.00%	08/01/39	1,034,284
2,000,000	Port of Seattle WA Rev Ref Intermediate Lien Priv Activity, Ser C, AMT	5.00%	08/01/46	2,027,453
1,950,000	Skagit Cnty WA Pub Hosp Dist #1	5.50%	12/01/54	1,965,026
975,000	WA St Convention Ctr Pub Facs Dist Sub	5.00%	07/01/48	957,926
875,000	WA St Hgr Edu Facs Auth Seattle Univ Proj Rev	4.00%	05/01/45	784,165
1,000,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Heron’s Key Phase II Proj, Ser A	5.25%	07/01/51	1,027,051
1,500,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Ref Emerald Heights Proj, Ser A	5.00%	07/01/43	1,543,204
1,200,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Ref Emerald Heights Proj, Ser A	5.00%	07/01/48	1,213,792
1,000,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Ref Horizon House Proj, Ser A	6.00%	01/01/46	1,031,409
1,000,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Ref Horizon House Proj, Ser A	6.25%	01/01/56	1,024,433
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Washington (Continued)
$500,000	WA St Hsg Fin Commn Nonprofit Rev Radford Court & Nordheim Court Portfolio	5.50%	07/01/49	$501,587
907,844	WA St Hsg Fin Commn Sustainable Ctf, Ser A-1, Class A	3.50%	12/20/35	858,775
				16,449,803
	West Virginia — 0.3%
555,000	Monongalia Cnty WV Commn TX Incr Rev Ref Dev Dist #4 Univ Twn Centre, Ser A (a)	5.00%	06/01/33	575,495
440,000	Monongalia Cnty WV Commn TX Incr Rev Ref Dev Dist #4 Univ Twn Centre, Ser A (a)	5.75%	06/01/43	468,133
1,000,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Ref Core Nat Res Inc Proj, AMT (Mandatory put 03/27/35) (a)	5.45%	01/01/55	1,079,381
1,050,000	WV St Hosp Fin Auth Vandalia Hlth Grp, Ser B, AG	5.50%	09/01/48	1,102,660
				3,225,669
	Wisconsin — 5.4%
925,000	Pub Fin Auth WI Chrt Sch Rev American Preparatory Acdmy Las Vegas 2 Proj, Ser A (a)	5.00%	07/15/39	881,216
1,600,000	Pub Fin Auth WI Chrt Sch Rev American Preparatory Acdmy Las Vegas 2 Proj, Ser A (a)	5.00%	07/15/54	1,388,335
575,000	Pub Fin Auth WI Chrt Sch Rev Eno River Acdmy Proj, Ser A (a)	4.00%	06/15/30	567,601
810,000	Pub Fin Auth WI Chrt Sch Rev Eno River Acdmy Proj, Ser A (a)	5.00%	06/15/40	792,862
685,000	Pub Fin Auth WI Chrt Sch Rev Eno River Acdmy Proj, Ser A (a)	5.00%	06/15/54	622,063
275,000	Pub Fin Auth WI Chrt Sch Rev Founders of Acdmy Las Vegas Proj, Ser A (a)	4.00%	07/01/30	269,237
300,000	Pub Fin Auth WI Chrt Sch Rev Founders of Acdmy Las Vegas Proj, Ser A (a)	6.38%	07/01/43	311,277
1,300,000	Pub Fin Auth WI Chrt Sch Rev Founders of Acdmy Las Vegas Proj, Ser A (a)	5.00%	07/01/55	1,106,666
550,000	Pub Fin Auth WI Chrt Sch Rev Founders of Acdmy Las Vegas Proj, Ser A (a)	6.75%	07/01/58	567,182
135,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (a)	4.20%	07/15/27	134,723
375,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (a)	5.13%	07/15/37	369,722
1,250,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (a)	5.38%	07/15/52	1,148,746
1,000,000	Pub Fin Auth WI Chrt Sch Rev Ref N E Carolina Preparatory Sch, Ser A	5.25%	06/15/54	970,036
2,000,000	Pub Fin Auth WI Edu Rev Bonnie Cone Classical Acdmy Inc (h)	5.50%	06/15/49	1,583,199
1,000,000	Pub Fin Auth WI Edu Rev Coral Acdmy Science Las Vegas, Ser A	5.00%	07/01/43	966,241
1,590,000	Pub Fin Auth WI Edu Rev Coral Acdmy Science Las Vegas, Ser A	5.00%	07/01/45	1,544,830
500,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/37	499,986
200,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/52	180,511
400,000	Pub Fin Auth WI Edu Rev Ref Pinecrest Acdmy NV Sloan Canyon Cmps Proj, Ser A (a)	4.50%	07/15/49	353,562
1,200,000	Pub Fin Auth WI Edu Rev Ref Triad Eductnl Svcs Inc	5.25%	06/15/45	1,184,332
1,000,000	Pub Fin Auth WI Edu Rev Revolution Acdmy (a)	5.50%	10/01/46	972,198
600,000	Pub Fin Auth WI Edu Rev Revolution Acdmy (a)	6.00%	10/01/56	594,627
850,000	Pub Fin Auth WI Edu Rev Slam Acdmy of NV Proj, Ser A (a)	5.00%	07/15/46	817,333
1,325,000	Pub Fin Auth WI Edu Rev Slam Acdmy of NV Proj, Ser A (a)	5.50%	07/15/56	1,271,725
1,140,000	Pub Fin Auth WI Edu Rev Triad Eductnl Svcs Inc	5.00%	06/15/42	1,109,474
1,175,000	Pub Fin Auth WI Edu Rev Triad Eductnl Svcs Inc, Ser A	4.00%	06/15/41	1,013,266
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Wisconsin (Continued)
$1,500,000	Pub Fin Auth WI Hosp Rev Ref Carson Vly Med Ctr, Ser A (a)	4.00%	12/01/41	$1,310,837
1,000,000	Pub Fin Auth WI Hotel Rev Sr Lien Grand Hyatt San Antonio Hotel Acq Proj, Ser A	5.00%	02/01/42	1,012,155
1,335,000	Pub Fin Auth WI Retmnt Cmntys Rev Acts Retmnt Life Cmntys Inc Oblig Grp, Ser A	5.00%	11/15/41	1,358,436
1,750,000	Pub Fin Auth WI Retmnt Cmntys Rev Ref Evergreens Retmnt Cmnty, Ser A	5.00%	11/15/49	1,740,224
685,000	Pub Fin Auth WI Retmnt Fac Rev Ref United Methodist Retmnt Homes, Ser A	4.00%	10/01/46	622,625
315,000	Pub Fin Auth WI Retmnt Fac Rev Southminster (a)	5.00%	10/01/43	311,185
1,510,000	Pub Fin Auth WI Retmnt Fac Rev Southminster (a)	5.00%	10/01/48	1,438,419
2,905,000	Pub Fin Auth WI Rev Anthem Freedom Proj, CABS (a)	(c)	12/15/37	1,435,223
1,326,000	Pub Fin Auth WI Rev Cole Ranch Proj, CABS (a)	(c)	12/15/40	449,441
3,064,000	Pub Fin Auth WI Rev Creekhaven Wildrye and Furst Ranch Projs, CABS (a)	(c)	12/15/36	1,562,895
1,200,000	Pub Fin Auth WI Rev Double L Ranch Proj, CABS, RANS (a)	(c)	12/15/35	603,595
1,125,000	Pub Fin Auth WI Rev Ref Kahala Nui Proj	5.25%	11/15/50	1,147,747
2,000,000	Pub Fin Auth WI Rev Sr Proton Intl AR LLC, Ser A (e) (h)	6.85%	01/01/51	1,000,000
500,000	Pub Fin Auth WI Spl Fac Rev Ref Million Air Two LLC General Aviation Facs Proj, Ser A, AMT (a) (f)	5.00%	06/01/41	484,528
500,000	Pub Fin Auth WI Spl Fac Rev Ref Million Air Two LLC General Aviation Facs Proj, Ser A, AMT (a) (f)	5.38%	06/01/46	496,155
1,215,000	Pub Fin Auth WI Sr Living Rev Ref Mary’s Woods at Marylhurst Proj, Ser A (a)	5.00%	05/15/31	1,219,965
1,275,000	Pub Fin Auth WI Sr Living Rev Ref Mary’s Woods at Marylhurst Proj, Ser A (a)	5.00%	05/15/32	1,279,722
1,225,000	Pub Fin Auth WI Sr Living Rev Ref Mary’s Woods at Marylhurst Proj, Ser A (a)	5.25%	05/15/47	1,221,718
2,000,000	Pub Fin Auth WI Stdt Hsg Rev NC A&T Real Estate Fdtn LLC Proj, Ser A	5.00%	06/01/49	1,923,699
1,900,000	Pub Fin Auth WI Stdt Hsg Rev NC A&T Real Estate Fdtn LLC Proj, Ser B	5.00%	06/01/44	1,876,940
750,000	Pub Fin Auth WI Stdt Hsg Rev Sr KSU Bixby Real Estate Fdtn LLC Proj, Ser A	5.25%	06/15/50	771,508
3,410,000	Pub Fin Auth WI Tax Incr Rev Miami Worldcenter Proj, Ser A (a)	5.00%	06/01/41	3,438,168
2,750,000	Pub Fin Auth WI Toll Rev Sr GA Sr 400 Express Lanes Proj, AMT	5.75%	06/30/60	2,845,833
1,000,000	Pub Fin Auth WI Toll Rev Sr GA Sr 400 Express Lanes Proj, AMT	6.50%	06/30/60	1,095,101
1,000,000	WI Hlth Edl Facs Auth Sr Living Rev Chiara Hsg and Svcs Inc Proj	5.88%	07/01/55	1,001,464
950,000	WI St Hlth & Eductnl Facs Auth Rev Ref Benevolent Corp Cedar Cmnty	5.38%	06/01/50	947,880
				53,816,413
	Wyoming — 0.1%
1,490,000	Laramie Cnty WY Hosp Rev Ref Cheyenne Regl Med Ctr Proj	3.00%	05/01/42	1,227,570

	Total Investments — 98.8%			982,563,524
	(Cost $979,486,616)
	Net Other Assets and Liabilities — 1.2%			11,543,530
	Net Assets — 100.0%			$994,107,054

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2026
(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2026, securities noted as such amounted to $332,867,987 or 33.5%
of net assets.

(b)	Variable rate demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(c)	Zero coupon security.
(d)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(e)	This issuer is in default and interest is not being accrued by the Fund.
(f)
When-issued security. The interest rate shown reflects the rate in effect at July 31, 2026. Interest will begin accruing on the security’s first settlement date (see Note 2B - Securities Transactions and Investment Income in the Notes to Financial
Statements).

(g)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(h)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers
(see Note 2D - Restricted Securities in the Notes to Financial Statements).

Abbreviations throughout the Portfolio of Investments:
AG	– Assured Guaranty, Inc.
AMT	– Alternative Minimum Tax
BAM	– Build America Mutual
CABS	– Capital Appreciation Bonds
COPS	– Certificates of Participation
RANS	– Revenue Anticipation Notes

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$982,563,524	$—	$982,563,524	$—

*	See Portfolio of Investments for state and territory breakout.
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statement of Assets and Liabilities
July 31, 2026

ASSETS:
Investments, at value	$982,563,524
Cash	4,155,391
Receivables:
Interest	10,862,596
Investment securities sold	3,864,134
Total Assets	1,001,445,645

LIABILITIES:
Payables:
Investment securities purchased	6,924,475
Investment advisory fees	414,116
Total Liabilities	7,338,591
NET ASSETS	$994,107,054

NET ASSETS consist of:
Paid-in capital	$1,037,946,753
Par value	209,000
Accumulated distributable earnings (loss)	(44,048,699)
NET ASSETS	$994,107,054
NET ASSET VALUE, per share	$47.56
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	20,900,002
Investments, at cost	$979,486,616
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statement of Operations
For the Year Ended July 31, 2026

INVESTMENT INCOME:
Interest	$44,204,437
Total investment income	44,204,437

EXPENSES:
Investment advisory fees	5,238,602
Other expenses	56,665
Total expenses	5,295,267
Less fees waived by the investment advisor	(158,729)
Net expenses	5,136,538
NET INVESTMENT INCOME (LOSS)	39,067,899

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,036,662)
Futures contracts	(739,722)
Net realized gain (loss)	(3,776,384)
Net change in unrealized appreciation (depreciation) on:
Investments	24,377,300
Futures contracts	128,922
Net change in unrealized appreciation (depreciation)	24,506,222
NET REALIZED AND UNREALIZED GAIN (LOSS)	20,729,838
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$59,797,737
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statements of Changes in Net Assets

	Year Ended 7/31/2026	Year Ended 7/31/2025
OPERATIONS:
Net investment income (loss)	$39,067,899	$30,798,624
Net realized gain (loss)	(3,776,384)	(7,831,696)
Net change in unrealized appreciation (depreciation)	24,506,222	(34,184,770)
Net increase (decrease) in net assets resulting from operations	59,797,737	(11,217,842)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(38,448,867)	(30,170,595)
Return of capital	(408,337)	(431,009)
Total distributions to shareholders	(38,857,204)	(30,601,604)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	256,026,952	241,482,554
Cost of shares redeemed	(26,056,137)	(101,676,769)
Net increase (decrease) in net assets resulting from shareholder transactions	229,970,815	139,805,785
Total increase (decrease) in net assets	250,911,348	97,986,339

NET ASSETS:
Beginning of period	743,195,706	645,209,367
End of period	$994,107,054	$743,195,706

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	16,100,002	13,250,002
Shares sold	5,350,000	5,000,000
Shares redeemed	(550,000)	(2,150,000)
Shares outstanding, end of period	20,900,002	16,100,002
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Financial Highlights
For a share outstanding throughout each period

	Year Ended July 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$46.16	$48.70	$47.05	$49.12	$56.69
Income from investment operations:
Net investment income (loss)	2.10 (a)	1.98 (a)	1.94 (a)	1.82 (a)	1.50
Net realized and unrealized gain (loss)	1.37	(2.55)	1.62	(2.08)	(7.50)
Total from investment operations	3.47	(0.57)	3.56	(0.26)	(6.00)
Distributions paid to shareholders from:
Net investment income	(2.05)	(1.94)	(1.89)	(1.78)	(1.49)
Return of capital	(0.02)	(0.03)	(0.02)	(0.03)	(0.08)
Total distributions	(2.07)	(1.97)	(1.91)	(1.81)	(1.57)
Net asset value, end of period	$47.56	$46.16	$48.70	$47.05	$49.12
Total return (b)	7.59%	(1.26)%	7.77%	(0.44)%	(10.74)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$994,107	$743,196	$645,209	$409,328	$338,955
Ratio of total expenses to average net assets	0.59%	0.70%	0.70%	0.70%	0.70%
Ratio of net expenses to average net assets	0.58%	0.70%	0.70%	0.65%	0.55%
Ratio of net investment income (loss) to average net assets	4.39%	4.14%	4.11%	3.88%	2.87%
Portfolio turnover rate (c)	18%	38%	22%	69%	79%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Municipal High Income ETF (FMHI)
July 31, 2026

1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Municipal High Income ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FMHI” on Nasdaq, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The primary investment objective of the Fund is to provide federally tax-exempt income, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2026
Exchange-traded futures contracts are valued at the end of the day settlement price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the issuer;
 7)
the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security; and
12)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2026
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of July 31, 2026, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At July 31, 2026, the Fund held $4,796,660 of when-issued or delayed-delivery securities. At July 31, 2026, the Fund had no forward purchase commitments.
C. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. This daily fluctuation in the value of the contract is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments. The Fund did not hold any futures contracts at July 31, 2026.
D. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of July 31, 2026, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.

Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
OK St Dev Fin Auth Sr OK Proton Ctr, Ser A1, 7.25%, 09/01/51	02/12/21 - 06/04/21	$2,400,000	$99.60	$2,435,514	$2,390,305	0.24%

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2026
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
Polk Cnty FL Indl Dev Auth Mineral Dev LLC Secondary Phosphate Tailings Recovery Proj, 5.88%, 01/01/33	10/23/20	$1,000,000	$20.00	$1,000,000	$200,000	0.02%
Pub Fin Auth WI Edu Rev Bonnie Cone Classical Acdmy Inc, 5.50%, 06/15/49	10/24/24	2,000,000	79.16	1,981,882	1,583,199	0.16
Pub Fin Auth WI Rev Sr Proton Intl AR LLC, Ser A, 6.85%, 01/01/51	12/17/21	2,000,000	50.00	1,964,769	1,000,000	0.10
				$7,382,165	$5,173,504	0.52%
E. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended July 31, 2026 and 2025 was as follows:

Distributions paid from:	2026	2025
Ordinary income	$90,686	$66,149
Capital gains	—	—
Tax-exempt income	38,358,181	30,104,446
Return of capital	408,337	431,009
As of July 31, 2026, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$(237,647)
Accumulated capital and other gain (loss)	(48,654,899)
Net unrealized appreciation (depreciation)	4,843,847
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2023, 2024, 2025, and 2026 remain open to federal and state audit. As of July 31, 2026, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2026
limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2026, for federal income tax purposes, the Fund had $48,654,899 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2026, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2026, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$(56,730)	$56,730	$—
As of July 31, 2026, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$977,719,677	$19,468,778	$(14,624,931)	$4,843,847
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
H. Segment Reporting
An operating segment is defined in FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2026
and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Effective February 1, 2026, the Board of Trustees (the “Board”) approved a permanent contractual reduction of the annual unitary management fee for the Fund to 0.49% of average daily net assets. In connection with the adoption of the reduced annual unitary management fee, the Board also approved, effective February 1, 2026, the termination of the temporary fee waiver for the Fund that was put in place on January 1, 2026 (described below). Additionally, under the Fund’s new fee structure, the Fund is no longer eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.
Prior to February 1, 2026, the annual unitary management fee payable by the Fund to First Trust for these services was reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.7000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.6825%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.6650%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.6475%
Fund net assets greater than $10 billion	0.6300%
From January 1, 2026 to January 31, 2026, the Advisor waived management fees of 0.21% of the Fund’s average daily net assets. During any period in which such waiver was in effect, the Fund was not eligible for any breakpoint discounts. During the fiscal year ended July 31, 2026, the Advisor waived fees of $158,729.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation, prior to January 1, 2026, allocated pro rata among each fund in the First Trust Fund Complex based on net assets, and effective January 1, 2026, allocated equally among each fund in the First Trust Fund Complex. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2026, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $378,065,180 and $157,861,733, respectively.
For the fiscal year ended July 31, 2026, the Fund had no in-kind transactions.
5. Borrowings
The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund IV, First Trust Series Fund and First Trust Variable Insurance Trust, has a credit agreement with BNY (the “Credit Agreement”) as administrative agent for a group of lenders. The borrowing rate is the higher of the federal funds effective rate and the adjusted daily simple SOFR rate plus 1.00%. The commitment amount under the Credit Agreement is $620 million and such commitment amount may be increased up to $700 million with the consent of one or more lenders. BNY charges on behalf of the lenders a commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. The commitment fee and agency fee are allocated amongst the funds that have access to the credit line pursuant to procedures approved by the Board of Trustees. To the

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2026
extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not draw on the credit line during the fiscal year ended July 31, 2026.
6. Derivative Transactions
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2026, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$(739,722)
Net change in unrealized appreciation (depreciation) on futures contracts	128,922
The average notional value of futures contracts outstanding during the fiscal year ended July 31, 2026, which is indicative of the volume of this derivative type, was $6,006,941.
The Fund does not have the right to offset financial assets and financial liabilities related to futures contracts on the Statement of Assets and Liabilities.
7. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
8. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2026
Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2026.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Municipal High Income ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund III, as of July 31, 2026, the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Chicago, Illinois
September 23, 2026
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Municipal High Income ETF (FMHI)
July 31, 2026 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended July 31, 2026.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund III (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	448,229,817 1,692,488
Thomas J. Driscoll** Votes For Votes Withheld	448,104,659 1,817,646
Richard E. Erickson* Votes For Votes Withheld	447,812,453 2,109,852
Thomas R. Kadlec* Votes For Votes Withheld	446,751,895 3,170,410
Denise M. Keefe*** Votes For Votes Withheld	448,425,408 1,496,897
Robert F. Keith* Votes For Votes Withheld	447,967,349 1,954,956
Niel B. Nielson* Votes For Votes Withheld	447,968,834 1,953,471
Bronwyn Wright*** Votes For Votes Withheld	200,751,188 249,171,117

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Municipal High Income ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2027 at a meeting held on June 7–8, 2026. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Other Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2026 (Unaudited)
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 13, 2026 and June 7–8, 2026, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 13, 2026, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 7–8, 2026 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Municipal Securities Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 13, 2026 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. The Board noted that, effective February 1, 2026, the Fund’s unitary fee rate was reduced to an annual rate of 0.49% of the Fund’s average daily net assets. Based on

Other Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2026 (Unaudited)
the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board also received and reviewed information comparing the Fund’s performance for periods ended December 31, 2025 to the performance of the funds in the Performance Universe and to that of a benchmark index.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure, including technology, and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2025 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP the exposure of their products to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable year ended July 31, 2026, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Fund designates the following percentages or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2026:

Federal and State Income Tax	Percentages
Tax-Exempt Interest Dividends	99.77%
Alternative Minimum Tax (AMT)	15.36%

Annual Financial Statements and Other Information
For the Year Ended July 31, 2026

First Trust Exchange-Traded Fund III

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)

First Trust Exchange-Traded Fund III
Annual Financial Statements and Other Information
July 31, 2026
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Portfolio of Investments
July 31, 2026

Shares	Description	Value
COMMON STOCKS — 99.7%
	Aerospace & Defense — 0.9%
1,569	General Dynamics Corp.	$601,586
907	Honeywell Aerospace, Inc. (a)	187,513
		789,099
	Beverages — 2.8%
20,824	Coca-Cola (The) Co.	1,823,974
3,636	PepsiCo, Inc.	507,440
		2,331,414
	Capital Markets — 2.5%
2,304	Cboe Global Markets, Inc.	714,770
3,239	CME Group, Inc.	867,372
3,205	Intercontinental Exchange, Inc.	488,698
		2,070,840
	Chemicals — 2.9%
4,504	Corteva, Inc.	354,510
2,556	Ecolab, Inc.	709,622
1,965	Linde PLC	940,017
1,242	Sherwin-Williams (The) Co.	423,336
		2,427,485
	Commercial Services & Supplies — 4.8%
4,238	Cintas Corp.	867,222
6,379	Republic Services, Inc.	1,343,098
7,297	Rollins, Inc.	277,067
5,465	Veralto Corp.	514,639
4,745	Waste Management, Inc.	1,074,980
		4,077,006
	Communications Equipment — 5.6%
24,796	Cisco Systems, Inc.	2,876,088
4,222	Motorola Solutions, Inc.	1,839,737
		4,715,825
	Consumer Staples Distribution & Retail — 0.8%
710	Costco Wholesale Corp.	675,842
	Containers & Packaging — 0.5%
2,271	Avery Dennison Corp.	385,457
	Diversified Telecommunication Services — 0.9%
17,065	AT&T, Inc.	396,761
7,743	Verizon Communications, Inc.	362,450
		759,211
	Electric Utilities — 4.9%
12,171	Alliant Energy Corp.	861,463
7,383	Duke Energy Corp.	926,050
6,811	Evergy, Inc.	565,381
16,465	FirstEnergy Corp.	795,424
4,923	Pinnacle West Capital Corp.	497,174
Shares	Description	Value

	Electric Utilities (Continued)
5,197	PPL Corp.	$182,986
3,394	Southern (The) Co.	320,869
		4,149,347
	Electrical Equipment — 0.6%
2,175	AMETEK, Inc.	525,719
	Electronic Equipment, Instruments & Components — 2.5%
3,145	Teledyne Technologies, Inc. (a)	2,061,768
	Financial Services — 3.1%
2,703	Berkshire Hathaway, Inc., Class B (a)	1,382,693
984	Mastercard, Inc., Class A	563,930
1,755	Visa, Inc., Class A	642,558
		2,589,181
	Gas Utilities — 1.0%
5,000	Atmos Energy Corp.	863,900
	Ground Transportation — 1.7%
13,624	CSX Corp.	686,649
2,598	Union Pacific Corp.	758,954
		1,445,603
	Health Care Equipment & Supplies — 4.1%
5,099	Abbott Laboratories	538,964
1,941	Becton Dickinson & Co.	321,469
5,381	Edwards Lifesciences Corp. (a)	463,143
8,872	Medtronic PLC	757,580
1,642	ResMed, Inc.	346,429
1,746	STERIS PLC	398,786
1,933	Stryker Corp.	629,578
		3,455,949
	Health Care Providers & Services — 1.5%
979	Cencora, Inc.	304,802
1,441	Labcorp Holdings, Inc.	445,557
2,168	Quest Diagnostics, Inc.	505,166
		1,255,525
	Health Care REITs — 1.4%
12,186	Ventas, Inc.	1,139,513
	Hotels, Restaurants & Leisure — 2.4%
819	Domino’s Pizza, Inc.	284,553
4,470	McDonald’s Corp.	1,209,761
3,326	Yum! Brands, Inc.	509,809
		2,004,123
See Notes to Financial Statements

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Portfolio of Investments (Continued)
July 31, 2026
Shares	Description	Value
COMMON STOCKS (Continued)
	Household Products — 1.7%
6,383	Colgate-Palmolive Co.	$582,768
6,083	Procter & Gamble (The) Co.	878,933
		1,461,701
	Industrial Conglomerates — 0.3%
907	Honeywell International, Inc.	220,446
	Insurance — 10.1%
10,320	Aflac, Inc.	1,315,594
5,859	Arch Capital Group Ltd. (a)	589,005
2,884	Chubb Ltd.	1,011,361
3,451	Cincinnati Financial Corp.	613,174
4,097	Globe Life, Inc.	746,678
7,066	Hartford Insurance Group (The), Inc.	1,002,736
13,302	Loews Corp.	1,543,165
3,129	Marsh & McLennan Cos., Inc.	593,540
2,948	Travelers (The) Cos., Inc.	1,103,613
		8,518,866
	IT Services — 2.9%
8,521	VeriSign, Inc.	2,471,260
	Machinery — 2.5%
1,911	Illinois Tool Works, Inc.	548,361
1,614	Nordson Corp.	480,617
6,845	Otis Worldwide Corp.	492,498
1,446	Snap-on, Inc.	593,453
		2,114,929
	Multi-Utilities — 5.3%
8,186	Ameren Corp.	897,267
16,653	CenterPoint Energy, Inc.	700,092
9,817	CMS Energy Corp.	706,726
1,747	Consolidated Edison, Inc.	190,161
3,559	DTE Energy Co.	504,915
4,241	NiSource, Inc.	188,428
11,423	WEC Energy Group, Inc.	1,249,905
		4,437,494
	Oil, Gas & Consumable Fuels — 2.3%
2,698	Chevron Corp.	531,047
2,569	ExxonMobil Holdings Corp.	399,326
19,533	Kinder Morgan, Inc.	628,572
5,463	Williams (The) Cos., Inc.	390,823
		1,949,768
	Pharmaceuticals — 2.0%
5,448	Johnson & Johnson	1,396,595
10,971	Pfizer, Inc.	274,384
		1,670,979
	Professional Services — 0.7%
2,259	Automatic Data Processing, Inc.	601,933
Shares	Description	Value

	Residential REITs — 1.2%
7,380	Mid-America Apartment Communities, Inc.	$976,669
	Retail REITs — 5.1%
8,462	Federal Realty Investment Trust	1,050,050
26,981	Realty Income Corp.	1,723,276
18,772	Regency Centers Corp.	1,507,204
		4,280,530
	Software — 10.4%
91,679	Gen Digital, Inc.	2,516,589
5,030	Microsoft Corp.	2,337,542
12,087	PTC, Inc. (a)	1,658,336
5,661	Roper Technologies, Inc.	2,218,942
		8,731,409
	Specialized REITs — 1.9%
59,099	VICI Properties, Inc.	1,557,259
	Specialty Retail — 4.0%
83	AutoZone, Inc. (a)	250,349
1,368	Home Depot (The), Inc.	454,121
1,471	Lowe’s Cos., Inc.	305,688
6,135	O’Reilly Automotive, Inc. (a)	548,162
2,065	Ross Stores, Inc.	518,460
7,999	TJX (The) Cos., Inc.	1,258,563
		3,335,343
	Technology Hardware, Storage & Peripherals — 2.8%
7,644	Apple, Inc.	2,361,308
	Tobacco — 0.7%
9,129	Altria Group, Inc.	623,785
	Trading Companies & Distributors — 0.6%
368	W.W. Grainger, Inc.	508,657
	Wireless Telecommunication Services — 0.3%
1,566	T-Mobile US, Inc.	270,464
	Total Common Stocks	83,815,607
	(Cost $75,854,267)
MONEY MARKET FUNDS — 0.3%
229,561	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (b)	229,561
	(Cost $229,561)

	Total Investments — 100.0%	84,045,168
	(Cost $76,083,828)
	Net Other Assets and Liabilities — 0.0%	40,839
	Net Assets — 100.0%	$84,086,007

See Notes to Financial Statements

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Portfolio of Investments (Continued)
July 31, 2026
(a)	Non-income producing security.
(b)	Rate shown reflects yield as of July 31, 2026.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$83,815,607	$83,815,607	$—	$—
Money Market Funds	229,561	229,561	—	—
Total Investments	$84,045,168	$84,045,168	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments
July 31, 2026

Shares	Description	Value
COMMON STOCKS (a) (b) — 98.8%
	Australia — 8.3%
2,911	ASX Ltd. (AUD)	$112,412
9,462	Coles Group Ltd. (AUD)	160,390
26,497	Lottery (The) Corp., Ltd. (AUD)	104,223
36,359	Medibank Pvt., Ltd. (AUD)	132,269
2,533	National Australia Bank Ltd. (AUD)	73,664
55,228	Scentre Group (AUD)	152,336
31,167	Stockland (AUD)	93,644
91,045	Telstra Group Ltd. (AUD)	321,601
63,951	Vicinity Ltd. (AUD)	120,598
1,572	Wesfarmers Ltd. (AUD)	98,845
2,909	Westpac Banking Corp. (AUD)	77,517
		1,447,499
	Belgium — 2.5%
1,971	Ageas S.A./N.V. (EUR)	163,419
1,147	Anheuser-Busch InBev S.A./N.V. (EUR)	99,464
1,886	Groupe Bruxelles Lambert N.V. (EUR)	169,964
		432,847
	Bermuda — 0.6%
13,796	CK Infrastructure Holdings Ltd. (HKD)	110,123
	Cayman Islands — 0.5%
14,832	CK Asset Holdings Ltd. (HKD)	90,478
	Denmark — 2.0%
622	Carlsberg A/S, Class B (DKK)	91,755
667	Coloplast A/S, Class B (DKK)	44,185
9,157	Tryg A/S (DKK)	218,542
		354,482
	France — 8.2%
735	Air Liquide S.A. (EUR)	144,696
2,288	AXA S.A. (EUR)	118,570
828	BioMerieux (EUR)	65,977
27,982	Bollore SE (EUR)	124,940
1,382	Bouygues S.A. (EUR)	77,707
3,562	Bureau Veritas S.A. (EUR)	113,614
4,485	Carrefour S.A. (EUR)	82,414
1,198	Gecina S.A. (EUR)	103,542
7,596	Getlink SE (EUR)	161,872
5,191	Klepierre S.A. (EUR)	235,489
1,115	TotalEnergies SE (EUR)	98,258
2,796	Veolia Environnement S.A. (EUR)	111,138
		1,438,217
	Germany — 5.7%
348	Allianz SE (EUR)	173,560
2,118	Deutsche Telekom AG (EUR)	65,358
990	DHL Group (EUR)	65,940
Shares	Description	Value

	Germany (Continued)
4,582	E.ON SE (EUR)	$98,885
880	GEA Group AG (EUR)	62,561
354	Hannover Rueck SE (EUR)	102,299
1,539	Henkel AG & Co. KGaA (EUR)	126,181
174	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (EUR)	104,778
1,243	Siemens Healthineers AG (EUR) (c) (d)	52,834
682	Talanx AG (EUR)	90,677
2,340	Vonovia SE (EUR)	56,747
		999,820
	Hong Kong — 6.9%
15,000	BOC Hong Kong Holdings Ltd. (HKD)	99,842
35,230	CLP Holdings Ltd. (HKD)	350,845
344,594	Hong Kong & China Gas Co., Ltd. (HKD)	308,897
23,488	Link REIT (HKD)	117,164
31,612	MTR Corp., Ltd. (HKD)	133,504
14,850	Power Assets Holdings Ltd. (HKD)	111,814
58,645	Sino Land Co., Ltd. (HKD)	80,014
		1,202,080
	Ireland — 0.4%
780	Kerry Group PLC, Class A (EUR)	74,475
	Italy — 4.8%
3,574	Eni S.p.A. (EUR)	98,830
2,848	Generali (EUR)	144,471
8,024	Italgas S.p.A. (EUR)	82,776
5,712	Poste Italiane S.p.A. (EUR)	172,640
1,530	Recordati Industria Chimica e Farmaceutica S.p.A. (EUR)	91,127
23,256	Snam S.p.A. (EUR)	157,902
8,601	Terna-Rete Elettrica Nazionale (EUR)	98,905
		846,651
	Japan — 15.5%
3,700	ANA Holdings, Inc. (JPY)	72,463
8,700	Asahi Group Holdings Ltd. (JPY)	91,126
2,400	Bridgestone Corp. (JPY)	59,810
2,000	Canon, Inc. (JPY)	55,661
2,200	Chubu Electric Power Co., Inc. (JPY)	38,537
4,700	Daito Trust Construction Co., Ltd. (JPY)	99,521
3,900	Daiwa House Industry Co., Ltd. (JPY)	114,668
See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments (Continued)
July 31, 2026
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Japan (Continued)
2,600	East Japan Railway Co. (JPY)	$60,071
2,400	Hankyu Hanshin Holdings, Inc. (JPY)	71,123
7,200	Hulic Co., Ltd. (JPY)	79,578
2,600	Japan Tobacco, Inc. (JPY)	116,596
2,900	JFE Holdings, Inc. (JPY)	33,127
5,800	Kao Corp. (JPY)	119,131
5,500	KDDI Corp. (JPY)	100,974
4,000	Kirin Holdings Co., Ltd. (JPY)	74,240
2,400	MatsukiyoCocokara & Co. (JPY)	38,231
10,600	Mitsubishi HC Capital, Inc. (JPY)	98,135
1,200	Mitsui OSK Lines Ltd. (JPY)	44,454
1,800	Nippon Yusen KK (JPY)	69,124
198,200	NTT, Inc. (JPY)	189,847
1,100	Osaka Gas Co., Ltd. (JPY)	38,129
3,000	Otsuka Corp. (JPY)	61,733
3,000	Secom Co., Ltd. (JPY)	129,763
3,700	Sekisui Chemical Co., Ltd. (JPY)	61,975
4,700	Sekisui House Ltd. (JPY)	103,036
1,700	Shimadzu Corp. (JPY)	43,743
165,100	SoftBank Corp. (JPY)	231,818
4,000	Suntory Beverage & Food Ltd. (JPY)	115,647
2,500	Takeda Pharmaceutical Co., Ltd. (JPY)	86,625
10,400	Tokyu Corp. (JPY)	114,194
5,400	West Japan Railway Co. (JPY)	101,854
		2,714,934
	Multi-National — 0.6%
795	Unibail-Rodamco-Westfield (EUR) (e)	96,534
	Netherlands — 4.9%
2,514	ASR Nederland N.V. (EUR)	205,482
1,344	Ferrovial N.V. (EUR)	87,938
1,351	Heineken Holding N.V. (EUR)	113,649
1,220	Heineken N.V. (EUR)	110,493
2,107	Koninklijke Ahold Delhaize N.V. (EUR)	83,484
22,321	Koninklijke KPN N.V. (EUR)	105,815
1,604	NN Group N.V. (EUR)	150,932
		857,793
	New Zealand — 1.7%
23,650	Auckland International Airport Ltd. (NZD)	121,339
32,186	Contact Energy Ltd. (NZD)	172,528
		293,867
	Norway — 1.9%
2,742	DNB Bank ASA (NOK)	88,242
Shares	Description	Value

	Norway (Continued)
2,848	Gjensidige Forsikring ASA (NOK)	$84,801
9,322	Orkla ASA (NOK)	103,671
4,165	Telenor ASA (NOK)	58,800
		335,514
	Singapore — 11.4%
166,200	CapitaLand Ascendas REIT (SGD)	333,061
161,900	CapitaLand Integrated Commercial Trust (SGD)	314,344
58,300	CapitaLand Investment Ltd. (SGD)	120,923
4,030	DBS Group Holdings Ltd. (SGD)	232,602
11,000	Oversea-Chinese Banking Corp., Ltd. (SGD)	249,858
24,800	Singapore Airlines Ltd. (SGD)	148,903
6,000	Singapore Exchange Ltd. (SGD)	114,437
19,300	Singapore Telecommunications Ltd. (SGD)	66,819
7,300	United Overseas Bank Ltd. (SGD)	247,043
56,400	Wilmar International Ltd. (SGD)	172,835
		2,000,825
	Spain — 3.2%
2,138	Aena SME S.A. (EUR) (c) (d)	65,778
6,953	Iberdrola S.A. (EUR)	165,569
12,508	Mapfre S.A. (EUR)	63,954
3,591	Naturgy Energy Group S.A. (EUR)	119,922
8,049	Redeia Corp. S.A. (EUR)	142,196
		557,419
	Sweden — 5.3%
1,492	Alfa Laval AB (SEK)	88,309
2,153	Assa Abloy AB, Class B (SEK)	79,837
3,765	Essity AB, Class B (SEK)	109,603
1,561	Industrivarden AB, Class A (SEK)	89,999
1,645	Industrivarden AB, Class C (SEK)	94,082
2,495	Investor AB, Class B (SEK)	107,690
1,572	L E Lundbergforetagen AB, Class B (SEK)	94,348
5,421	Securitas AB, Class B (SEK)	87,103
5,832	Svenska Handelsbanken AB, Class A (SEK)	89,205
17,550	Telia Co., AB (SEK)	81,426
		921,602
	Switzerland — 6.6%
1,090	Banque Cantonale Vaudoise (CHF)	171,229
See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments (Continued)
July 31, 2026
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Switzerland (Continued)
115	Geberit AG (CHF)	$75,704
327	Helvetia Baloise Holding AG (CHF)	87,691
749	Nestle S.A. (CHF)	75,053
562	Novartis AG (CHF)	88,007
235	Schindler Holding AG (CHF)	74,007
801	SGS S.A. (CHF)	94,897
112	Swiss Life Holding AG (CHF)	132,275
797	Swiss Prime Site AG (CHF)	129,933
150	Swisscom AG (CHF)	115,406
133	Zurich Insurance Group AG (CHF)	101,307
		1,145,509
	United Kingdom — 7.8%
933	Coca-Cola Europacific Partners PLC	102,126
16,141	Haleon PLC (GBP)	79,032
16,658	J Sainsbury PLC (GBP)	80,688
26,818	M&G PLC (GBP)	129,214
9,379	National Grid PLC (GBP)	150,422
1,885	Reckitt Benckiser Group PLC (GBP)	133,122
2,514	Severn Trent PLC (GBP)	102,257
2,219	Shell PLC (GBP)	101,188
3,462	Smiths Group PLC (GBP)	123,273
8,785	Standard Life PLC (GBP)	109,283
2,096	Unilever PLC (GBP)	133,984
6,363	United Utilities Group PLC (GBP)	118,602
		1,363,191
	Total Common Stocks	17,283,860
	(Cost $15,088,417)
MONEY MARKET FUNDS — 0.4%
59,518	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (f)	59,518
	(Cost $59,518)

	Total Investments — 99.2%	17,343,378
	(Cost $15,147,935)
	Net Other Assets and Liabilities — 0.8%	144,899
	Net Assets — 100.0%	$17,488,277

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(c)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)	Non-income producing security.
(f)	Rate shown reflects yield as of July 31, 2026.

Abbreviations throughout the Portfolio of Investments:
AUD	– Australian Dollar
CHF	– Swiss Franc
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar

Currency Exposure Diversification	% of Total Investments
EUR	30.6%
JPY	15.7
SGD	11.5
AUD	8.4
HKD	8.1
GBP	7.3
CHF	6.6
SEK	5.3
DKK	2.0
NOK	1.9
NZD	1.7
USD	0.9
Total	100.0%
See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments (Continued)
July 31, 2026

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$17,283,860	$17,283,860	$—	$—
Money Market Funds	59,518	59,518	—	—
Total Investments	$17,343,378	$17,343,378	$—	$—

*	See Portfolio of Investments for country breakout.
See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments
July 31, 2026

Shares	Description	Value
COMMON STOCKS — 99.8%
	Aerospace & Defense — 0.8%
2,723	Hexcel Corp.	$280,333
	Automobile Components — 1.7%
2,527	Autoliv, Inc.	311,251
11,689	Gentex Corp.	273,055
		584,306
	Banks — 5.1%
2,843	City Holding Co.	412,548
3,815	Commerce Bancshares, Inc.	226,115
1,124	Cullen/Frost Bankers, Inc.	186,966
9,029	First Commonwealth Financial Corp.	194,394
5,308	Hilltop Holdings, Inc.	209,348
6,463	Home BancShares, Inc.	200,805
11,836	Northwest Bancshares, Inc.	186,299
2,272	Prosperity Bancshares, Inc.	170,105
		1,786,580
	Building Products — 0.8%
1,658	Armstrong World Industries, Inc.	289,586
	Capital Markets — 0.6%
1,972	SEI Investments Co.	203,077
	Chemicals — 3.8%
2,082	Balchem Corp.	348,849
4,163	Innospec, Inc.	357,935
386	NewMarket Corp.	328,162
2,884	RPM International, Inc.	308,790
		1,343,736
	Commercial Services & Supplies — 2.6%
5,900	ABM Industries, Inc.	282,669
890	Clean Harbors, Inc. (a)	278,463
1,802	MSA Safety, Inc.	342,867
		903,999
	Construction & Engineering — 1.4%
2,452	AECOM	177,500
2,648	Granite Construction, Inc.	320,329
		497,829
	Consumer Finance — 0.3%
588	FirstCash Holdings, Inc.	119,958
	Consumer Staples Distribution & Retail — 1.2%
13,230	Albertsons Cos., Inc., Class A	153,203
2,542	BJ’s Wholesale Club Holdings, Inc. (a)	248,557
		401,760
Shares	Description	Value

	Containers & Packaging — 3.3%
2,477	AptarGroup, Inc.	$331,819
2,681	Crown Holdings, Inc.	315,956
5,803	Silgan Holdings, Inc.	232,004
4,659	Sonoco Products Co.	262,581
		1,142,360
	Diversified Consumer Services — 1.7%
1,289	Grand Canyon Education, Inc. (a)	187,343
4,851	Service Corp. International	418,108
		605,451
	Diversified REITs — 1.9%
2,643	American Assets Trust, Inc.	62,349
5,287	Essential Properties Realty Trust, Inc.	165,430
5,285	Global Net Lease, Inc.	46,085
5,170	WP Carey, Inc.	380,512
		654,376
	Electric Utilities — 4.3%
3,633	IDACORP, Inc.	519,192
14,675	OGE Energy Corp.	694,861
566	Otter Tail Corp.	50,046
5,001	Portland General Electric Co.	246,699
		1,510,798
	Electronic Equipment, Instruments & Components — 1.8%
1,498	Arrow Electronics, Inc. (a)	324,422
3,602	Avnet, Inc.	320,002
		644,424
	Entertainment — 1.4%
685	Madison Square Garden Sports Corp. (a)	269,671
8,334	Warner Music Group Corp., Class A	216,350
		486,021
	Financial Services — 2.9%
4,481	Enact Holdings, Inc.	212,041
3,866	Essent Group Ltd.	255,001
6,245	MGIC Investment Corp.	187,600
4,103	NMI Holdings, Inc. (a)	181,763
4,569	Radian Group, Inc.	178,145
		1,014,550
	Food Products — 4.1%
6,831	Del Monte Corp.	202,949
5,639	Ingredion, Inc.	560,855
2,629	J & J Snack Foods Corp.	201,118
See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments (Continued)
July 31, 2026
Shares	Description	Value
COMMON STOCKS (Continued)
	Food Products (Continued)
1,908	Marzetti (The) Company	$203,908
2,890	Post Holdings, Inc. (a)	264,175
		1,433,005
	Gas Utilities — 5.1%
930	Chesapeake Utilities Corp.	123,485
2,353	MDU Resources Group, Inc.	46,942
1,425	National Fuel Gas Co.	117,292
6,182	New Jersey Resources Corp.	357,876
4,506	Northwest Natural Holding Co.	220,434
4,550	ONE Gas, Inc.	353,307
1,754	Southwest Gas Holdings, Inc.	156,808
3,898	Spire, Inc.	311,294
2,933	UGI Corp.	105,940
		1,793,378
	Health Care Providers & Services — 2.5%
565	Chemed Corp.	300,721
3,221	Encompass Health Corp.	357,756
1,286	Ensign Group (The), Inc.	229,114
		887,591
	Health Care REITs — 2.0%
951	American Healthcare REIT, Inc.	52,876
1,329	CareTrust REIT, Inc.	55,738
5,240	Healthcare Realty Trust, Inc.	110,092
7,628	LTC Properties, Inc.	306,951
2,650	Omega Healthcare Investors, Inc.	134,170
2,407	Sabra Health Care REIT, Inc.	50,956
		710,783
	Hotel & Resort REITs — 0.2%
4,246	Apple Hospitality REIT, Inc.	70,101
	Hotels, Restaurants & Leisure — 1.1%
3,177	Monarch Casino & Resort, Inc.	389,977
	Household Products — 1.6%
12,374	Reynolds Consumer Products, Inc.	308,607
1,149	WD-40 Co.	260,984
		569,591
	Independent Power and Renewable Electricity Producers — 0.1%
449	Ormat Technologies, Inc.	43,813
	Industrial REITs — 1.2%
578	EastGroup Properties, Inc.	120,808
826	First Industrial Realty Trust, Inc.	54,384
1,063	LXP Industrial Trust	64,343
1,440	Rexford Industrial Realty, Inc.	54,389
Shares	Description	Value

	Industrial REITs (Continued)
1,735	STAG Industrial, Inc.	$66,381
798	Terreno Realty Corp.	57,177
		417,482
	Insurance — 9.2%
2,226	American Financial Group, Inc.	315,469
3,860	Assured Guaranty Ltd.	319,299
3,659	CNO Financial Group, Inc.	201,574
3,726	Employers Holdings, Inc.	188,349
2,916	Fidelity National Financial, Inc.	150,436
2,114	First American Financial Corp.	158,529
1,887	Hanover Insurance Group (The), Inc.	438,973
6,024	Horace Mann Educators Corp.	313,911
4,652	Old Republic International Corp.	201,013
676	Primerica, Inc.	216,293
722	Reinsurance Group of America, Inc.	171,006
481	RenaissanceRe Holdings Ltd.	153,910
3,736	RLI Corp.	228,793
2,024	Unum Group	174,287
		3,231,842
	Machinery — 4.5%
3,087	Donaldson Co., Inc.	290,919
2,640	Franklin Electric Co., Inc.	276,461
5,520	Graco, Inc.	438,178
1,198	ITT, Inc.	234,784
950	Watts Water Technologies, Inc., Class A	328,500
		1,568,842
	Media — 0.8%
3,807	New York Times (The) Co., Class A	285,106
	Metals & Mining — 1.3%
1,077	Reliance, Inc.	437,370
	Mortgage REITs — 5.8%
15,973	Annaly Capital Management, Inc.	362,907
24,328	Apollo Commercial Real Estate Finance, Inc.	161,051
10,324	ARMOUR Residential REIT, Inc.	170,036
14,698	Blackstone Mortgage Trust, Inc., Class A	213,709
40,800	Ellington Financial, Inc.	541,824
12,525	PennyMac Mortgage Investment Trust	118,111
30,551	Starwood Property Trust, Inc.	488,205
		2,055,843
See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments (Continued)
July 31, 2026
Shares	Description	Value
COMMON STOCKS (Continued)
	Multi-Utilities — 1.3%
8,057	Avista Corp.	$325,905
1,942	Black Hills Corp.	138,290
		464,195
	Office REITs — 1.3%
6,438	COPT Defense Properties	244,386
2,179	Cousins Properties, Inc.	68,747
2,257	Easterly Government Properties, Inc.	54,981
2,313	Highwoods Properties, Inc.	76,630
		444,744
	Oil, Gas & Consumable Fuels — 2.3%
18,273	Antero Midstream Corp.	401,458
3,007	DT Midstream, Inc.	414,966
		816,424
	Pharmaceuticals — 1.4%
10,579	Innoviva, Inc. (a)	221,842
5,597	Prestige Consumer Healthcare, Inc. (a)	281,081
		502,923
	Professional Services — 1.7%
1,691	FTI Consulting, Inc. (a)	269,512
3,867	Korn Ferry	318,138
		587,650
	Residential REITs — 1.3%
2,896	American Homes 4 Rent, Class A	96,784
4,941	Equity LifeStyle Properties, Inc.	321,511
3,139	Independence Realty Trust, Inc.	52,202
		470,497
	Retail REITs — 6.7%
2,463	Acadia Realty Trust	55,344
6,287	Agree Realty Corp.	489,129
3,867	Brixmor Property Group, Inc.	121,849
1,871	Curbline Properties Corp.	57,327
2,370	Getty Realty Corp.	80,912
4,544	Kite Realty Group Trust	130,049
11,441	NNN REIT, Inc.	543,676
18,026	Phillips Edison & Co., Inc.	765,925
1,412	Tanger, Inc.	57,412
2,890	Urban Edge Properties	65,487
		2,367,110
	Software — 0.9%
5,568	Dolby Laboratories, Inc., Class A	327,454
	Specialized REITs — 2.8%
1,284	CubeSmart	53,235
886	EPR Properties	54,994
Shares	Description	Value

	Specialized REITs (Continued)
19,073	Four Corners Property Trust, Inc.	$488,269
4,617	Gaming and Leisure Properties, Inc.	206,795
370	Lamar Advertising Co., Class A	59,185
225	Public Storage	72,938
2,459	Rayonier, Inc.	53,557
		988,973
	Specialty Retail — 1.2%
1,924	Penske Automotive Group, Inc.	418,104
	Tobacco — 0.9%
6,250	Universal Corp.	329,312
	Trading Companies & Distributors — 2.1%
2,297	GATX Corp.	410,865
2,778	MSC Industrial Direct Co., Inc., Class A	342,805
		753,670
	Water Utilities — 0.8%
2,077	American States Water Co.	177,874
1,098	California Water Service Group	55,021
842	H2O America	51,640
		284,535
	Total Common Stocks	35,119,459
	(Cost $31,222,110)
MONEY MARKET FUNDS — 0.2%
73,391	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (b)	73,391
	(Cost $73,391)

	Total Investments — 100.0%	35,192,850
	(Cost $31,295,501)
	Net Other Assets and Liabilities — 0.0%	15,152
	Net Assets — 100.0%	$35,208,002

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of July 31, 2026.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts
See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments (Continued)
July 31, 2026

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$35,119,459	$35,119,459	$—	$—
Money Market Funds	73,391	73,391	—	—
Total Investments	$35,192,850	$35,192,850	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
July 31, 2026

	First Trust Horizon Managed Volatility Domestic ETF (HUSV)	First Trust Horizon Managed Volatility Developed International ETF (HDMV)	First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
ASSETS:
Investments, at value	$84,045,168	$17,343,378	$35,192,850
Foreign currency, at value	—	1,610	—
Due from broker	—	1,008	—
Receivables:
Capital shares sold	10,254,041	—	—
Dividends	47,651	21,341	38,877
Reclaims	—	132,481	—
Total Assets	94,346,860	17,499,818	35,231,727

LIABILITIES:
Payables:
Investment securities purchased	10,216,758	—	—
Investment advisory fees	44,095	11,541	23,725
Total Liabilities	10,260,853	11,541	23,725
NET ASSETS	$84,086,007	$17,488,277	$35,208,002

NET ASSETS consist of:
Paid-in capital	$115,612,734	$44,057,881	$34,228,800
Par value	20,500	4,500	9,000
Accumulated distributable earnings (loss)	(31,547,227)	(26,574,104)	970,202
NET ASSETS	$84,086,007	$17,488,277	$35,208,002
NET ASSET VALUE, per share	$41.02	$38.86	$39.12
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	2,050,002	450,002	900,002
Investments, at cost	$76,083,828	$15,147,935	$31,295,501
Foreign currency, at cost (proceeds)	$—	$1,626	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended July 31, 2026

	First Trust Horizon Managed Volatility Domestic ETF (HUSV)	First Trust Horizon Managed Volatility Developed International ETF (HDMV)	First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
INVESTMENT INCOME:
Dividends	$1,720,971	$838,036	$979,629
Foreign withholding tax	—	(43,414)	—
Total investment income	1,720,971	794,622	979,629

EXPENSES:
Investment advisory fees	583,835	156,752	235,393
Other expenses	7,217	2,274	1,625
Total expenses	591,052	159,026	237,018
NET INVESTMENT INCOME (LOSS)	1,129,919	635,596	742,611

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,909,520)	734,326	12,734
In-kind redemptions	3,427,026	985,447	(83)
Foreign currency transactions	—	(6,576)	—
Net realized gain (loss)	517,506	1,713,197	12,651
Net increase from payment by the advisor	—	981	—
Net change in unrealized appreciation (depreciation) on:
Investments	1,887,721	826,932	2,976,743
Foreign currency translation	—	584	—
Net change in unrealized appreciation (depreciation)	1,887,721	827,516	2,976,743
NET REALIZED AND UNREALIZED GAIN (LOSS)	2,405,227	2,541,694	2,989,394
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,535,146	$3,177,290	$3,732,005
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets

	First Trust Horizon Managed Volatility Domestic ETF (HUSV)		First Trust Horizon Managed Volatility Developed International ETF (HDMV)
	Year Ended 7/31/2026	Year Ended 7/31/2025	Year Ended 7/31/2026	Year Ended 7/31/2025
OPERATIONS:
Net investment income (loss)	$1,129,919	$1,237,317	$635,596	$940,281
Net realized gain (loss)	517,506	10,422,369	1,713,197	5,403,639
Net increase from payment by the advisor	—	—	981	—
Net change in unrealized appreciation (depreciation)	1,887,721	(3,247,082)	827,516	(942,490)
Net increase (decrease) in net assets resulting from operations	3,535,146	8,412,604	3,177,290	5,401,430

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,132,466)	(1,244,276)	(896,443)	(1,034,818)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	16,134,136	33,227,443	—	4,802,205
Cost of shares redeemed	(31,403,357)	(31,086,858)	(7,150,397)	(19,708,370)
Net increase (decrease) in net assets resulting from shareholder transactions	(15,269,221)	2,140,585	(7,150,397)	(14,906,165)
Total increase (decrease) in net assets	(12,866,541)	9,308,913	(4,869,550)	(10,539,553)

NET ASSETS:
Beginning of period	96,952,548	87,643,635	22,357,827	32,897,380
End of period	$84,086,007	$96,952,548	$17,488,277	$22,357,827

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,450,002	2,400,002	650,002	1,100,002
Shares sold	400,000	850,000	—	150,000
Shares redeemed	(800,000)	(800,000)	(200,000)	(600,000)
Shares outstanding, end of period	2,050,002	2,450,002	450,002	650,002
See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Year Ended 7/31/2026	Year Ended 7/31/2025

$742,611	$405,331
12,651	1,974,318
—	—
2,976,743	(2,244,428)
3,732,005	135,221

(590,271)	(370,621)

5,534,410	16,040,926
—	(9,040,772)
5,534,410	7,000,154
8,676,144	6,764,754

26,531,858	19,767,104
$35,208,002	$26,531,858

750,002	550,002
150,000	450,000
—	(250,000)
900,002	750,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust Horizon Managed Volatility Domestic ETF (HUSV)

	Year Ended July 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$39.57	$36.52	$32.87	$33.22	$33.08
Income from investment operations:
Net investment income (loss)	0.53 (a)	0.51 (a)	0.47 (a)	0.58 (a)	0.51
Net realized and unrealized gain (loss)	1.44	3.05	3.67	(0.31)	0.10
Total from investment operations	1.97	3.56	4.14	0.27	0.61
Distributions paid to shareholders from:
Net investment income	(0.52)	(0.51)	(0.49)	(0.62)	(0.47)
Net asset value, end of period	$41.02	$39.57	$36.52	$32.87	$33.22
Total return (b)	5.06%	9.78%	12.74%	0.88%	1.82%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$84,086	$96,953	$87,644	$92,037	$99,665
Ratio of total expenses to average net assets	0.71% (c)	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	1.35%	1.31%	1.39%	1.79%	1.46%
Portfolio turnover rate (d)	56%	84%	100%	122%	76%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.70%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Horizon Managed Volatility Developed International ETF (HDMV)

	Year Ended July 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$34.40	$29.91	$29.06	$28.60	$32.21
Income from investment operations:
Net investment income (loss)	1.18 (a)	0.95 (a)	0.84 (a)	0.88 (a)	0.90
Net realized and unrealized gain (loss)	4.83	4.77	0.93	0.52	(3.62)
Total from investment operations	6.01	5.72	1.77	1.40	(2.72)
Distributions paid to shareholders from:
Net investment income	(1.55)	(1.23)	(0.92)	(0.94)	(0.89)
Net asset value, end of period	$38.86	$34.40	$29.91	$29.06	$28.60
Total return (b)	17.94% (c)	19.29%	6.33%	5.22%	(8.50)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$17,488	$22,358	$32,897	$40,687	$45,757
Ratio of total expenses to average net assets	0.81% (d)	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	3.24%	3.01%	2.96%	3.19%	2.53%
Portfolio turnover rate (e)	57%	90%	79%	80%	65%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	The Fund received a payment from the advisor in the amount of $981, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(d)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.80%.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)

	Year Ended July 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$35.38	$35.94	$31.82	$32.14	$33.12
Income from investment operations:
Net investment income (loss)	0.93 (a)	0.68 (a)	0.43 (a)	0.44 (a)	0.36
Net realized and unrealized gain (loss)	3.54	(0.62)	4.12	(0.29)	(1.05)
Total from investment operations	4.47	0.06	4.55	0.15	(0.69)
Distributions paid to shareholders from:
Net investment income	(0.73)	(0.62)	(0.43)	(0.47)	(0.29)
Net asset value, end of period	$39.12	$35.38	$35.94	$31.82	$32.14
Total return (b)	12.80%	0.14%	14.48%	0.57%	(2.11)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$35,208	$26,532	$19,767	$19,091	$16,068
Ratio of total expenses to average net assets	0.81% (c)	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.52%	1.88%	1.34%	1.43%	1.09%
Portfolio turnover rate (d)	40%	66%	53%	70%	71%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary expenses. If these extraordinary expenses were not included, the expense ratio would have been 0.80%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
July 31, 2026

1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the three funds (each a “Fund” and collectively, the “Funds”) listed below, each a diversified series of the Trust and listed and traded on the NYSE Arca, Inc.

First Trust Horizon Managed Volatility Domestic ETF (ticker “HUSV”)
First Trust Horizon Managed Volatility Developed International ETF (ticker “HDMV”)
First Trust Horizon Managed Volatility Small/Mid ETF (ticker “HSMV”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to provide capital appreciation.
Under normal market conditions, HUSV seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks of domestic companies listed and traded on U.S. national securities exchanges that Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) believes exhibit low future expected volatility.
Under normal market conditions, HDMV seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks and depositary receipts of developed market companies listed and traded on non-U.S. exchanges that Horizon believes exhibit low future expected volatility.
Under normal market conditions, HSMV seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in small- and/or mid-capitalization common stocks listed and traded on U.S. national securities exchanges that Horizon believes exhibit low future expected volatility.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
a review of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of July 31, 2026, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2026 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Horizon Managed Volatility Domestic ETF	$1,132,466	$—	$—
First Trust Horizon Managed Volatility Developed International ETF	896,443	—	—
First Trust Horizon Managed Volatility Small/Mid ETF	590,271	—	—
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2025 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Horizon Managed Volatility Domestic ETF	$1,244,276	$—	$—
First Trust Horizon Managed Volatility Developed International ETF	1,034,818	—	—
First Trust Horizon Managed Volatility Small/Mid ETF	370,621	—	—
As of July 31, 2026, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Horizon Managed Volatility Domestic ETF	$119,863	$(39,616,742)	$7,949,652
First Trust Horizon Managed Volatility Developed International ETF	236,992	(28,776,808)	1,965,712
First Trust Horizon Managed Volatility Small/Mid ETF	217,641	(2,982,901)	3,735,462
E. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2023, 2024, 2025, and 2026 remain open to federal and state audit. As of July 31, 2026, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026
limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2026, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust Horizon Managed Volatility Domestic ETF	$39,616,742
First Trust Horizon Managed Volatility Developed International ETF	28,776,808
First Trust Horizon Managed Volatility Small/Mid ETF	2,982,901
During the taxable year ended July 31, 2026, the following Fund utilized non-expiring capital loss carryforwards in the following amount:

Capital Loss Utilized
First Trust Horizon Managed Volatility Developed International ETF	$645,574
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2026, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2026, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Horizon Managed Volatility Domestic ETF	$—	$(3,316,858)	$3,316,858
First Trust Horizon Managed Volatility Developed International ETF	149,076	(1,066,678)	917,602
First Trust Horizon Managed Volatility Small/Mid ETF	—	83	(83)
As of July 31, 2026, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Horizon Managed Volatility Domestic ETF	$76,095,516	$10,005,603	$(2,055,951)	$7,949,652
First Trust Horizon Managed Volatility Developed International ETF	15,384,686	2,318,302	(359,610)	1,958,692
First Trust Horizon Managed Volatility Small/Mid ETF	31,457,388	5,070,373	(1,334,911)	3,735,462
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026
G. Segment Reporting
An operating segment is defined in FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of each Fund. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
First Trust is paid an annual unitary management fee for each Fund. Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust manages the investment of the Funds’ assets and is responsible for the expenses of each Fund, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedules:

Breakpoints	HUSV	HSMV
Fund net assets up to and including $2.5 billion	0.7000%	0.80%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.6825%	0.78%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.6650%	0.76%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.6475%	0.74%
Fund net assets greater than $10 billion up to and including $15 billion	0.6300%	0.72%
Fund net assets greater than $15 billion	0.5950%	0.68%

Breakpoints	HDMV
Fund net assets up to and including $2.5 billion	0.80%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.78%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.76%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.74%
Fund net assets greater than $10 billion	0.72%
During the fiscal year ended July 31, 2026, HDMV received a payment from the Advisor in the amount of $981 in connection with a trade error.
Horizon serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a sub-advisory fee from First Trust equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund’s expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month. During any period in which First Trust’s management fee is reduced in accordance with the breakpoints described above, the sub-advisory fee will be reduced to reflect the reduction in First Trust’s management fee.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation, prior to January 1, 2026, allocated pro rata among each fund in the First Trust Fund Complex based on net assets, and effective January 1, 2026, allocated equally among each fund in the First Trust Fund Complex. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2026, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Horizon Managed Volatility Domestic ETF	$46,890,520	$46,936,334
First Trust Horizon Managed Volatility Developed International ETF	11,063,256	11,353,651
First Trust Horizon Managed Volatility Small/Mid ETF	12,210,085	11,861,138
For the fiscal year ended July 31, 2026, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust Horizon Managed Volatility Domestic ETF	$16,079,993	$31,322,624
First Trust Horizon Managed Volatility Developed International ETF	—	7,096,359
First Trust Horizon Managed Volatility Small/Mid ETF	5,516,487	—
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2026.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there was the following subsequent event:
On September 8, 2026, the Board of Trustees of the Trust (the “Board”) voted to terminate and liquidate both HDMV and HSMV pursuant to a Plan of Liquidation and Termination for each Fund. The Board determined that the termination and liquidation of HDMV and HSMV was in the best interests of HDMV and HSMV. The Funds will liquidate on or around January 15, 2027.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Horizon Managed Volatility Domestic ETF, First Trust Horizon Managed Volatility Developed International ETF, and First Trust Horizon Managed Volatility Small/Mid ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of July 31, 2026, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Chicago, Illinois
September 22, 2026
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund III
July 31, 2026 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended July 31, 2026.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund III (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	448,229,817 1,692,488
Thomas J. Driscoll** Votes For Votes Withheld	448,104,659 1,817,646
Richard E. Erickson* Votes For Votes Withheld	447,812,453 2,109,852
Thomas R. Kadlec* Votes For Votes Withheld	446,751,895 3,170,410
Denise M. Keefe*** Votes For Votes Withheld	448,425,408 1,496,897
Robert F. Keith* Votes For Votes Withheld	447,967,349 1,954,956
Niel B. Nielson* Votes For Votes Withheld	447,968,834 1,953,471
Bronwyn Wright*** Votes For Votes Withheld	200,751,188 249,171,117

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement,

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026 (Unaudited)
the “Agreements”) among the Trust, the Advisor and Horizon Investments, LLC (the “Sub-Advisor”) on behalf of each of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2027 at a meeting held on June 7–8, 2026. The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 13, 2026 and June 7–8, 2026, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 13, 2026, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 7–8, 2026 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. The Board considered that the Sub-Advisor is responsible for the selection and ongoing monitoring of the securities in the Funds’ investment portfolios, but that the Advisor executes each Fund’s portfolio trades. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 13, 2026 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026 (Unaudited)
quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for HDMV was above the median total (net) expense ratio of the peer funds in its Expense Group and that the total (net) expense ratio for each of HUSV and HSMV was below the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board also received and reviewed information comparing each Fund’s performance for periods ended December 31, 2025 to the performance of the funds in its Performance Universe and to that of a benchmark index. The Board noted the Advisor’s discussion of HDMV’s, HUSV’s and HSMV’s performance at the April 13, 2026 meeting.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure, including technology, and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2025 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026 (Unaudited)
Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP the exposure of their products to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements to the effect that it is difficult to know if or precisely when measurable economies of scale will be achieved for the Sub-Advisor and that the Sub-Advisor presumes expenses related to providing services will remain approximately the same over the next twelve months. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds. The Board noted that the Sub-Advisor is not responsible for coordinating execution of Fund trades and that the only known indirect benefit the Sub-Advisor possibly receives from managing the Funds is publicity related to managing an ETF for a third party. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable year ended July 31, 2026, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust Horizon Managed Volatility Domestic ETF	100.00%
First Trust Horizon Managed Volatility Developed International ETF	0.00%
First Trust Horizon Managed Volatility Small/Mid ETF	68.44%
For the taxable year ended July 31, 2026, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust Horizon Managed Volatility Domestic ETF	100.00%
First Trust Horizon Managed Volatility Developed International ETF	70.70%
First Trust Horizon Managed Volatility Small/Mid ETF	68.44%
A portion of each of the Funds’ 2026 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended July 31, 2026, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended (the “Code”), Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.
The following Fund meets the requirements of Section 853 of the Code and elects to pass through to its shareholders credit for foreign taxes paid. For the taxable year ended July 31, 2026, the total amounts of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust Horizon Managed Volatility Developed International ETF	$836,104	$1.86	$13,562	$0.03

Annual Financial Statements and Other Information
For the Year Ended July 31, 2026

First Trust Exchange-Traded Fund III

First Trust Equity Market Neutral ETF (NTRL) (formerly known as First Trust Merger Arbitrage ETF (MARB))

First Trust Equity Market Neutral ETF (NTRL)
Annual Financial Statements and Other Information
July 31, 2026
Performance and Risk Disclosure
There is no assurance that First Trust Equity Market Neutral ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Equity Market Neutral ETF (NTRL)
Portfolio of Investments
July 31, 2026

Shares	Description	Value
RIGHTS — 0.0%
	Biotechnology — 0.0%
69,580	89bio, Inc., expiring December 31, 2035 (a) (b) (c) (d)	$0
43,869	Chinook Therapeutics, Inc., expiring December 21, 2029 (a) (b) (c) (d)	0
100,745	Icosavax, Inc., expiring January 1, 2029 (a) (b) (c) (d)	0
20,075	Metsera, Inc., no expiration date (a) (b) (c) (d)	0
		0
	Capital Markets — 0.0%
11,879	TPG, Inc., expiring September 25, 2027 (a) (b) (c) (d)	0
	Consumer Staples Distribution & Retail — 0.0%
76,307	Walgreens Boots Alliance, Inc., no expiration date (a) (b) (c) (d)	0
	Health Care Equipment & Supplies — 0.0%
7,137	ABIOMED, Inc., expiring December 31, 2029 (a) (b) (c) (d)	0
97,345	Paragon 28, Inc., expiring December 31, 2026 (a) (b) (c) (d)	0
		0
	Pharmaceuticals — 0.0%
39,856	Mirati Therapeutics, Inc., expiring January 23, 2031 (a) (b) (c) (d)	0
	Total Rights	0
	(Cost $0)
Shares	Description	Value
MONEY MARKET FUNDS — 83.6%
13,453,017	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (e)	$13,453,017
141,528	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 3.54% (e)	141,528
	Total Money Market Funds	13,594,545
	(Cost $13,594,545)

	Total Investments — 83.6%	13,594,545
	(Cost $13,594,545)
	Net Other Assets and Liabilities — 16.4%	2,663,031
	Net Assets — 100.0%	$16,257,576

(a)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P. (the “Advisor”).
(b)	Non-income producing security.
(c)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At July 31, 2026, securities noted as such are valued at $0 or 0.0% of net assets.

(d)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(e)	Rate shown reflects yield as of July 31, 2026.
See Notes to Financial Statements

First Trust Equity Market Neutral ETF (NTRL)
Portfolio of Investments (Continued)
July 31, 2026
TOTAL RETURN SWAPS at July 31, 2026 (See Note 2D - Swap Agreements in the Notes to Financial Statements):

Counterparty	Reference Instrument	Fund Pays	Fund Receives	Termination Date	Periodic Payment Frequency	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
BNP	Custom basket of long equity positions(1)	SOFR + 1.05%	Return from basket of long equity positions(1)	7/14/2027	Monthly	$10,219,034	$82,938	$82,938
BNP	Custom basket of short equity positions(1)	Return from basket of short equity positions(1)	SOFR + 0.70%	7/14/2027	Monthly	(9,481,478)	130,602	130,602
CITI	Custom basket of long equity positions(1)	OBFR + 0.45%	Return from basket of long equity positions(1)	8/12/2027	Monthly	12,070,059	89,602	89,602
CITI	Custom basket of short equity positions(1)	Return from basket of short equity positions(1)	OBFR + 0.00%	8/12/2027	Monthly	(10,286,406)	91,388	91,388
JPM	Custom basket of long equity positions(1)	SOFR + 1.10%	Return from basket of long equity positions(1)	7/30/2027	Monthly	8,898,788	—	—
JPM	Custom basket of short equity positions(1)	Return from basket of short equity positions(1)	SOFR + 0.80%	7/30/2027	Monthly	(7,562,484)	—	—
							$394,530	$394,530

(1)	Please visit the Fund’s News & Literature website at https://www.ftportfolios.com/Retail/Etf/EtfFundNews.aspx?Ticker=NTRL for detailed information about long and short equity positions in each basket.

Abbreviations throughout the Portfolio of Investments:
BNP	– BNP Paribas
CITI	– Citibank N.A.
JPM	– JPMorgan Chase and Co.
OBFR	– Overnight Bank Funding Rate
SOFR	– Secured Overnight Financing Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Rights*	$— **	$—	$—	$— **
Money Market Funds	13,594,545	13,594,545	—	—
Total Investments	13,594,545	13,594,545	—	—
Total Return Swaps	394,530	—	394,530	—
Total	$13,989,075	$13,594,545	$394,530	$— **

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Equity Market Neutral ETF (NTRL)
Statement of Assets and Liabilities
July 31, 2026

ASSETS:
Investments, at value	$13,594,545
Due from broker	267,288
Cash segregated as collateral	1,970,000
Unrealized appreciation on swap contracts	394,530
Receivables:
Dividends	45,143
Margin interest rebate	219
Total Assets	16,271,725

LIABILITIES:
Investment advisory fees payable	14,149
Total Liabilities	14,149
NET ASSETS	$16,257,576

NET ASSETS consist of:
Paid-in capital	$14,854,318
Par value	7,500
Accumulated distributable earnings (loss)	1,395,758
NET ASSETS	$16,257,576
NET ASSET VALUE, per share	$21.68
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	750,002
Investments, at cost	$13,594,545
See Notes to Financial Statements

First Trust Equity Market Neutral ETF (NTRL)
Statement of Operations
For the Year Ended July 31, 2026

INVESTMENT INCOME:
Dividends	$713,406
Margin interest rebate	39,090
Foreign withholding tax	(520)
Total investment income	751,976

EXPENSES:
Investment advisory fees	384,617
Dividend expense on investments sold short	20,379
Other expenses	2,522
Total expenses	407,518
NET INVESTMENT INCOME (LOSS)	344,458

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,159,140
In-kind redemptions	58,338
Investments sold short	50,455
Swap contracts	141,383
Net realized gain (loss)	1,409,316
Net change in unrealized appreciation (depreciation) on:
Investments	(200,612)
Swap contracts	394,530
Net change in unrealized appreciation (depreciation)	193,918
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,603,234
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,947,692
See Notes to Financial Statements

First Trust Equity Market Neutral ETF (NTRL)
Statements of Changes in Net Assets

	Year Ended 7/31/2026	Year Ended 7/31/2025
OPERATIONS:
Net investment income (loss)	$344,458	$276,921
Net realized gain (loss)	1,409,316	1,112,371
Net change in unrealized appreciation (depreciation)	193,918	353,322
Net increase (decrease) in net assets resulting from operations	1,947,692	1,742,614

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,064,381)	(513,881)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	8,269,347	7,957,076
Cost of shares redeemed	(27,073,453)	(5,989,375)
Net increase (decrease) in net assets resulting from shareholder transactions	(18,804,106)	1,967,701
Total increase (decrease) in net assets	(17,920,795)	3,196,434

NET ASSETS:
Beginning of period	34,178,371	30,981,937
End of period	$16,257,576	$34,178,371

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,650,002	1,550,002
Shares sold	400,000	400,000
Shares redeemed	(1,300,000)	(300,000)
Shares outstanding, end of period	750,002	1,650,002
See Notes to Financial Statements

First Trust Equity Market Neutral ETF (NTRL)
Financial Highlights
For a share outstanding throughout each period

	Year Ended July 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$20.71	$19.99	$20.00	$20.01	$19.55
Income from investment operations:
Net investment income (loss) (a)	0.23	0.18	0.24	0.23	(0.24)
Net realized and unrealized gain (loss)	1.36	0.90	0.21	0.01 (b)	0.70
Total from investment operations	1.59	1.08	0.45	0.24	0.46
Distributions paid to shareholders from:
Net investment income	(0.20)	(0.36)	(0.28)	(0.15)	—
Net realized gain	(0.42)	—	(0.18)	(0.10)	—
Total distributions	(0.62)	(0.36)	(0.46)	(0.25)	—
Net asset value, end of period	$21.68	$20.71	$19.99	$20.00	$20.01
Total return (c)	7.90%	5.46%	2.26%	1.17%	2.35%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$16,258	$34,178	$30,982	$68,995	$44,031
Ratio of total expenses to average net assets	1.31% (d)	1.65% (d)	1.70%	1.80%	1.87%
Ratio of total expenses to average net assets excluding dividend expense and margin interest expense	1.24% (d)	1.25% (d)	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	1.10% (d)	0.90% (d)	1.20%	1.17%	(1.23)%
Portfolio turnover rate (e)	377%	195%	301%	367%	246%

(a)	Based on average shares outstanding.
(b)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Ratios of total expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Equity Market Neutral ETF (NTRL)
July 31, 2026

1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Equity Market Neutral ETF (formerly known as First Trust Merger Arbitrage ETF) (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “NTRL” (formerly “MARB”) on NYSE Arca, Inc. As set forth in its prospectus dated June 22, 2026 and effective June 24, 2026, the Fund’s name and ticker changed to its current name and ticker. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek to provide investors with capital appreciation. Under normal market conditions, the Fund seeks to invest at least 80% of its net assets (plus any borrowings for investment purposes) in derivative instruments (exchange-traded or over-the-counter) that provide exposure to U.S exchange-listed equity securities, U.S. exchange-traded funds (“ETFs”) that provide exposure to U.S. exchange-listed equity securities (directly or through derivatives) and/or U.S. exchange-listed equity securities. The Fund seeks an equity market neutral approach where the overall performance of the Fund is driven primarily by the net performance of long and short positions, independent of directional movements in the market. The Fund expects to maintain long and short positions primarily through the use of total return swaps. The Fund may also include long and short positions in U.S. exchange-listed equity securities, including exposure obtained through ETFs and futures.
Prior to June 24, 2026, under normal market conditions, the Fund sought to achieve its investment objective by establishing long and short positions in the equity securities of companies that were involved in a publicly-announced significant corporate event, such as a merger or acquisition. The Fund’s portfolio included equity securities issued by U.S. and non-U.S. companies, including American Depositary Receipts, and derivatives, including total return swaps. The Fund could invest in securities issued by small, mid and large capitalization issuers.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one

Notes to Financial Statements (Continued)
First Trust Equity Market Neutral ETF (NTRL)
July 31, 2026
securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
a review of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of July 31, 2026, is included with the Fund’s Portfolio of Investments.

Notes to Financial Statements (Continued)
First Trust Equity Market Neutral ETF (NTRL)
July 31, 2026
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
C. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with BNP Paribas Prime Brokerage International, Ltd. for the purpose of borrowing securities that the Fund intends to sell short. The Fund is charged interest on debit margin balances at a rate equal to the Overnight Bank Funding Rate plus 85 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 35 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. For the fiscal year ended July 31, 2026, the Fund had margin interest rebate of $39,090 as shown on the Statement of Operations.
D. Swap Agreements
The Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed upon prices, rates, credit event, etc. Payment received or made by the Fund for swaps, if any, are recorded on the Statements of Operations as “Net realized gain (loss) on swap contracts.” When a swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts, if any, is the premium received or paid. Swap agreements are individually negotiated and involve the risk of the potential inability of the counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by a counterparty, the Fund will seek withdrawal of the collateral and may incur certain costs exercising its rights with respect to the collateral. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by changes in the specific interest rate, credit event, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset.
Total return swap agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return.
The Fund may enter into total return swap contracts for investment purposes. Swap agreements may be privately negotiated in the over-the-counter market as a bilateral contract or centrally cleared.

Notes to Financial Statements (Continued)
First Trust Equity Market Neutral ETF (NTRL)
July 31, 2026
E. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended July 31, 2026 and 2025 was as follows:

Distributions paid from:	2026	2025
Ordinary income	$1,064,381	$513,881
Capital gains	—	—
Return of capital	—	—
As of July 31, 2026, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$1,001,228
Accumulated capital and other gain (loss)	—
Net unrealized appreciation (depreciation)	394,530
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2023, 2024, 2025, and 2026 remain open to federal and state audit. As of July 31, 2026, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2026, the Fund had no capital loss carryforwards available for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2026, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2026, the adjustments for the Fund were as follows:

Notes to Financial Statements (Continued)
First Trust Equity Market Neutral ETF (NTRL)
July 31, 2026
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$946,598	$(1,409,316)	$462,718
As of July 31, 2026, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$13,586,212	$402,863	$—	$402,863
G. Expenses
Expenses, other than the investment advisory fee, dividend and interest expenses on investments sold short and other excluded expenses, are paid by the Advisor (see Note 3).
H. Segment Reporting
An operating segment is defined in FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, expenses associated with short sales transactions, if any, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.87875%
Fund net assets greater than $10 billion	0.85500%
Prior to June 24, 2026, the Fund paid First Trust an annual unitary management fee based on the Fund’s average daily net assets at the following rates:

Notes to Financial Statements (Continued)
First Trust Equity Market Neutral ETF (NTRL)
July 31, 2026
Breakpoints
Fund net assets up to and including $2.5 billion	1.25000%
Fund net assets greater than $2.5 billion up to and including $5 billion	1.21875%
Fund net assets greater than $5 billion up to and including $7.5 billion	1.18750%
Fund net assets greater than $7.5 billion up to and including $10 billion	1.15625%
Fund net assets greater than $10 billion	1.12500%
Prior to June 24, 2026, First Trust Capital Management L.P. served as the Fund’s sub-advisor (the “Sub-Advisor”) and received a sub-advisory fee equal to 0.625% of the Fund’s average daily net assets of the Fund less the amount of fund expenses owed by the Sub-Advisor.
First Trust Capital Partners, LLC, an affiliate of First Trust, owns a 46% ownership interest in First Trust Capital Management L.P. through First Trust Capital Solutions L.P.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation, prior to January 1, 2026, allocated pro rata among each fund in the First Trust Fund Complex based on net assets, and effective January 1, 2026, allocated equally among each fund in the First Trust Fund Complex. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2026, the cost of purchases and proceeds from sales of investments, excluding short-term investments, investments sold short and in-kind transactions, were $59,024,708 and $75,323,340, respectively. The cost of purchases to cover short sales and the proceeds from short sales were $4,219,324 and $4,168,869, respectively.
For the fiscal year ended July 31, 2026, the cost of in-kind purchases and proceeds from in-kind sales were $4,307,641 and $7,228,880, respectively. For the fiscal year ended July 31, 2026, the Fund had no in-kind transactions in investments sold short.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at July 31, 2026, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Swap contracts	Equity Risk	Unrealized appreciation on swap contracts	$394,530	Unrealized depreciation on swap contracts	$—

Notes to Financial Statements (Continued)
First Trust Equity Market Neutral ETF (NTRL)
July 31, 2026
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2026, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on swap contracts	$141,383
Net change in unrealized appreciation (depreciation) on swap contracts	394,530
The average notional value of total return swaps outstanding during the period ended July 31, 2026, which is indicative of the volume of this derivative type for was $11,703,650.
6. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At July 31, 2026, derivative assets and liabilities (by type) on a gross basis are as follows:

Counterparty	Gross Amount of Recognized Assets	Gross Amount Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Total Return Swap Agreements
BNP Paribas	$213,540	$—	$213,540	$—	$—	$213,540
Citibank N.A.	180,990	—	180,990	—	—	180,990
	$394,530	$—	$394,530	$—	$—	$394,530

Counterparty	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Total Return Swap Agreements
BNP Paribas	$—	$—	$—	$—	$—	$—
Citibank N.A.	—	—	—	—	—	—
	$—	$—	$—	$—	$—	$—
7. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the

Notes to Financial Statements (Continued)
First Trust Equity Market Neutral ETF (NTRL)
July 31, 2026
“basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
8. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2026.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Equity Market Neutral ETF (formerly known as First Trust Merger Arbitrage ETF) (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund III, as of July 31, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Chicago, Illinois
September 24, 2026
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Equity Market Neutral ETF (NTRL)
July 31, 2026 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended July 31, 2026.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund III (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	448,229,817 1,692,488
Thomas J. Driscoll** Votes For Votes Withheld	448,104,659 1,817,646
Richard E. Erickson* Votes For Votes Withheld	447,812,453 2,109,852
Thomas R. Kadlec* Votes For Votes Withheld	446,751,895 3,170,410
Denise M. Keefe*** Votes For Votes Withheld	448,425,408 1,496,897
Robert F. Keith* Votes For Votes Withheld	447,967,349 1,954,956
Niel B. Nielson* Votes For Votes Withheld	447,968,834 1,953,471
Bronwyn Wright*** Votes For Votes Withheld	200,751,188 249,171,117

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Equity Market Neutral ETF (formerly known as First Trust Merger Arbitrage ETF) (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2027 at a meeting held on June 7–8, 2026. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Other Information (Continued)
First Trust Equity Market Neutral ETF (NTRL)
July 31, 2026 (Unaudited)
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 13, 2026 and June 7–8, 2026, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 13, 2026, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 7–8, 2026 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board noted that, at its January 23, 2026 meeting, it had approved the termination of the Investment Sub-Advisory Agreement with the Fund’s previous investment sub-advisor, that the Advisor would assume management of the Fund’s investments on or about June 22, 2026 and that the Fund would adopt a market neutral investment strategy. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Alternatives Investment Team would be responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Alternatives Investment Team. The Board considered the Advisor’s statement that it would apply the same oversight model internally with its Alternatives Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 13, 2026 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the June 7–8, 2026 meeting, the Board also received a presentation from the Advisor’s Alternatives Investment Team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided and to be provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary

Other Information (Continued)
First Trust Equity Market Neutral ETF (NTRL)
July 31, 2026 (Unaudited)
fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. The Board also noted that, at the January 23, 2026 meeting, it approved a reduced management fee rate for the Fund to 0.95% to take effect with the Fund’s strategy changes. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board also received and reviewed information comparing the Fund’s performance for periods ended December 31, 2025 to the performance of the funds in the Performance Universe and to that of a benchmark index. The Board noted that, at its January 23, 2026 meeting, it had approved the termination of the investment sub-advisory agreement with the Fund’s previous investment sub-advisor, that the Advisor would assume management of the Fund’s investments on or about June 22, 2026, that the Fund would adopt a market neutral investment strategy, and that the performance information for the Fund represented the performance of the Fund’s previous investment sub-advisor using a merger arbitrage investment strategy.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure, including technology, and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2025 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP the exposure of their products to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Other Information (Continued)
First Trust Equity Market Neutral ETF (NTRL)
July 31, 2026 (Unaudited)
Federal Tax Information
For the taxable year ended July 31, 2026, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

Dividends Received Deduction	Qualified Dividend Income
10.35%	10.35%
A portion of the ordinary dividends (including short-term capital gains) that the Fund paid to its shareholders during the fiscal year ended July 31, 2026, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.
For the tax year ended July 31, 2026, the Fund designated $409,508, or amounts necessary, as short and long-term capital gains. During the tax year, Fund shareholders redeemed amounts in excess of short and long-term capital gains and of these proceeds, $409,508, or amounts necessary, represents the total short-term and long-term capital gains from the Fund.

Annual Financial Statements and Other Information
For the Year Ended July 31, 2026

First Trust Exchange-Traded Fund III

First Trust California Municipal High Income ETF (FCAL)
First Trust New York Municipal High Income ETF (FMNY)

First Trust Exchange-Traded Fund III
Annual Financial Statements and Other Information
July 31, 2026
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments
July 31, 2026

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS — 98.6%
	California — 94.5%
$685,000	Alameda CA Unif Sch Dist Alameda Cnty Election of 2022, Ser C (a)	5.00%	08/01/47	$731,092
600,000	Albany CA Unif Sch Dist Election of 2024	5.00%	08/01/50	632,463
540,000	Albany CA Unif Sch Dist Ref	5.00%	08/01/42	596,395
585,000	Albany CA Unif Sch Dist Ref	5.00%	08/01/43	642,188
2,000,000	Anaheim CA Hsg & Pub Impt Auth Rev Var Wtr Sys Proj Second Lien, Ser A (b)	2.80%	10/01/54	2,000,000
250,000	Atascadero CA Fing Auth Lease Rev, Ser A	5.00%	05/01/44	266,874
250,000	Atascadero CA Fing Auth Lease Rev, Ser A	5.00%	05/01/45	265,282
1,200,000	Azusa CA Spl Tax Cmnty Facs Dist No 2005-1 Impt, AG	5.00%	09/01/44	1,222,454
1,000,000	Bay Area CA Toll Auth Toll Bridge Rev Sustainable Bond, Ser F-2	5.00%	04/01/44	1,067,704
1,000,000	Bay Area CA Toll Auth Toll Bridge Rev Var, Ser H (b)	2.70%	04/01/59	1,000,000
100,000	Beaumont CA Spl Tax Cmnty Facs Dist No 93-1 Impt Area No 8F	4.00%	09/01/33	99,380
1,250,000	Burbank CA Wtr & Pwr Elec Rev	5.00%	06/01/43	1,313,593
1,000,000	Burbank Glendale Pasadena CA Arpt Auth Arpt Rev Sr, Ser B, AMT	5.25%	07/01/40	1,074,233
750,000	Burbank Glendale Pasadena CA Arpt Auth Arpt Rev Sr, Ser B, AMT	5.25%	07/01/44	792,487
1,625,000	Burbank Glendale Pasadena CA Arpt Auth Arpt Rev Sr, Ser B, AMT	5.25%	07/01/49	1,682,409
20,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser A (Mandatory put 12/01/27)	4.00%	10/01/52	20,147
2,000,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser A-1 (Mandatory put 04/01/32)	5.00%	05/01/54	2,087,833
635,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser E (Mandatory put 09/01/32)	5.00%	02/01/55	665,047
925,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Var Sustainable Bond, Ser A-1 (Mandatory put 08/01/29)	5.00%	12/01/53	957,668
1,000,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Var Sustainable Bonds, Ser C (Mandatory put 10/01/31)	5.25%	01/01/54	1,048,590
455,000	CA Hsg Fin Agy Affordable Hsg Rev Sustainable Bonds, Ser B	4.35%	02/01/43	447,822
370,989	CA Hsg Fin Agy Muni Ctfs, Ser A	4.25%	01/15/35	377,391
250,000	CA Pub Fin Auth Sr Living Rev Enso Vlg Proj Sustainable Bond, Ser A (c)	5.00%	11/15/56	219,851
1,000,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (c)	5.00%	07/01/43	976,053
250,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp, Ser A (c)	5.00%	07/01/42	247,069
175,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp, Ser A (c)	5.00%	07/01/43	171,773
185,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp, Ser A (c)	5.00%	07/01/44	180,631
105,000	CA Sch Fin Auth Sch Fac Rev Kipp SoCal Pub Schs, Ser A (c)	5.00%	07/01/27	106,382
200,000	CA Sch Fin Auth Sch Fac Rev Ref Hth Learning Proj, Ser A (c)	5.00%	07/01/32	201,109
545,000	CA Sch Fin Auth Sch Fac Rev Ref Value Schs, Ser A (c)	5.00%	07/01/40	547,342
450,000	CA Sch Fin Auth Sch Fac Rev Ref Value Schs, Ser A (c)	5.25%	07/01/48	450,762
450,000	CA St Eductnl Facs Auth Rev Art Ctr Clg of Design, Ser A	5.00%	12/01/31	477,400
900,000	CA St Eductnl Facs Auth Rev Ref Loma Linda Univ, Ser A	5.00%	04/01/47	885,182
275,000	CA St Enterprise Dev Auth Chrt Sch Rev Ref The Rocklin Acdmy Proj, Ser A (c)	4.00%	06/01/36	261,816
500,000	CA St Enterprise Dev Auth Chrt Sch Rev The Rocklin Acdmy Proj (c)	5.00%	06/01/34	514,649
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$750,000	CA St Enterprise Dev Auth Chrt Sch Rev The Rocklin Acdmy Proj (c)	5.00%	06/01/44	$743,496
2,500,000	CA St Enterprise Dev Auth Lease Rev Riverside Cnty Mead Vly Wellness Vlg Proj, Ser A	5.25%	11/01/49	2,643,797
600,000	CA St Enterprise Dev Auth Rev Ref Sage Hill Sch Proj	5.00%	12/01/41	642,173
650,000	CA St Enterprise Dev Auth Stdt Hsg Rev Ref Pomona Properties LLC Proj, Ser A	5.00%	01/15/39	671,210
500,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys W, Ser A	5.25%	12/01/40	529,969
500,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys W, Ser A	5.25%	12/01/41	526,719
500,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys W, Ser A	5.25%	12/01/42	524,544
2,000,000	CA St Hlth Facs Fing Auth Rev Commonspirit Hlth, Ser A	5.00%	12/01/44	2,108,127
1,000,000	CA St Hlth Facs Fing Auth Rev Commonspirit Hlth, Ser A	5.25%	12/01/49	1,049,719
520,000	CA St Hlth Facs Fing Auth Rev Episcopal Cmntys & Svcs, Ser B	5.00%	11/15/33	561,447
1,000,000	CA St Hlth Facs Fing Auth Rev Episcopal Cmntys & Svcs, Ser B	5.25%	11/15/48	1,023,032
1,000,000	CA St Hlth Facs Fing Auth Rev Kaiser Permanente, Subser A-2	4.00%	11/01/44	935,200
1,240,000	CA St Hlth Facs Fing Auth Rev Ref El Camino Hlth, Ser A	5.00%	02/01/43	1,347,500
1,025,000	CA St Hlth Facs Fing Auth Rev Ref Scripps Hlth, Ser A	5.00%	11/15/42	1,099,548
500,000	CA St Hlth Facs Fing Auth Rev Ref Stanford Hlth Care, Ser A	5.00%	08/15/43	540,960
500,000	CA St Hlth Facs Fing Auth Rev Ref Stanford Hlth Care, Ser A	5.00%	08/15/44	537,043
750,000	CA St Hlth Facs Fing Auth Rev Var Ref El Camino Hlth, Ser C (b)	2.55%	02/01/55	750,000
1,000,000	CA St Hlth Facs Fing Auth Rev Var Ref Rady Childrens Hlth, Ser B-3 (Mandatory put 08/15/36)	5.00%	08/15/65	1,129,337
585,000	CA St Infra & Econ Dev Bank Natl Chrt Equitable Sch Revolving Fund Sustainable Bond, Ser B	4.00%	11/01/39	567,556
1,410,000	CA St Infra & Econ Dev Bank Rev Adventist Hlth Energy Proj, Ser A	5.00%	07/01/40	1,467,731
250,000	CA St Muni Fin Auth Chrt Sch Lease Rev Sycamore Acdmy Proj (d)	5.38%	07/01/34	250,100
250,000	CA St Muni Fin Auth Chrt Sch Lease Rev Vista Chrt Middle Sch Proj (e)	5.38%	07/01/34	250,054
450,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj, Ser A (c)	5.00%	07/01/38	449,629
2,000,000	CA St Muni Fin Auth Mf Hsg Rev 707 by Vintage, Ser A	4.40%	12/01/43	1,945,243
2,000,000	CA St Muni Fin Auth Mf Hsg Rev Gibson Drive Apartments Proj, Ser A	4.45%	12/01/42	1,997,520
785,000	CA St Muni Fin Auth Mobile Home Park Rev Ref Sr Caritas Projs, Ser A	5.00%	08/15/27	802,002
85,000	CA St Muni Fin Auth Mobile Home Park Rev Ref Sr Caritas Projs, Ser A	3.00%	08/15/32	80,134
170,000	CA St Muni Fin Auth Mobile Home Park Rev Sub Ref Caritas Proj, Ser B	3.00%	08/15/31	163,427
295,000	CA St Muni Fin Auth Mobile Home Park Rev Sub Ref Caritas Proj, Ser B	4.00%	08/15/41	267,170
435,000	CA St Muni Fin Auth Mobile Home Park Rev Sub Ref Caritas Proj, Ser B	4.00%	08/15/51	357,907
1,000,000	CA St Muni Fin Auth Mobile Home Park Rev Sustainable Bond Ref Caritas Projs, Ser A	5.00%	08/15/49	1,005,947
1,000,000	CA St Muni Fin Auth Rev Aldersly Proj, Ser A	5.00%	05/15/43	1,065,146
1,500,000	CA St Muni Fin Auth Rev Bethany Home Proj	5.00%	11/15/42	1,592,602
500,000	CA St Muni Fin Auth Rev Clay Lacy Aviation Facs John Wayne Arpt Orange Co Proj, AMT (c)	5.00%	01/01/41	505,457
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$600,000	CA St Muni Fin Auth Rev Clay Lacy Aviation Facs John Wayne Arpt Orange Co Proj, AMT (c)	6.00%	01/01/55	$627,086
1,000,000	CA St Muni Fin Auth Rev Cmnty Hlth Ctrs of the Centrl Coast Inc, Ser A	5.50%	12/01/45	1,043,799
635,000	CA St Muni Fin Auth Rev Gateways Hosp And Mental Hlth Ctr, Ser A	5.00%	09/01/41	637,791
675,000	CA St Muni Fin Auth Rev Gateways Hosp And Mental Hlth Ctr, Ser A	5.00%	09/01/46	670,897
1,000,000	CA St Muni Fin Auth Rev Ref CA Baptist Univ, Ser A (c)	5.13%	11/01/40	1,016,080
525,000	CA St Muni Fin Auth Rev Ref CA Baptist Univ, Ser A (c)	5.38%	11/01/45	533,131
200,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/32	201,908
1,345,000	CA St Muni Fin Auth Rev Ref Eskaton Properties Incorporated Oblig Grp	5.00%	11/15/40	1,405,379
880,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/34	880,048
800,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/36	793,674
500,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	5.00%	10/01/44	500,596
600,000	CA St Muni Fin Auth Rev Ref S Central Los Angeles Regl Ctr Proj	5.00%	12/01/40	643,672
470,000	CA St Muni Fin Auth Rev Sfmta Potrero Yard Modernization Proj, Ser A	5.00%	09/01/45	496,535
500,000	CA St Muni Fin Auth Rev Sfmta Potrero Yard Modernization Proj, Ser A	5.50%	09/01/56	533,951
1,015,000	CA St Muni Fin Auth Rev St Ignatius Clg Prep, Ser A	5.00%	09/01/44	1,068,407
435,000	CA St Muni Fin Auth Sch Fac Rev St Mary’s Sch Aliso Viejo, Ser A (c)	5.75%	05/01/54	435,721
385,000	CA St Muni Fin Auth Sch Fac Rev Temps St Mary’s Sch Aliso Viejo, Ser B	4.65%	05/01/30	390,325
2,000,000	CA St Muni Fin Auth Sol Wst Disp Rev Var Draw Down Wst Mgmt Proj Remk, Ser B, AMT (Mandatory put 06/01/27)	2.88%	11/01/41	1,999,273
1,250,000	CA St Muni Fin Auth Sol Wst Disp Rev Var Wst Mgmt Inc Remk, Ser A, AMT (Mandatory put 12/01/26)	3.45%	12/01/44	1,251,325
1,600,000	CA St Muni Fin Auth Spl Fac Rev United Airls Inc Proj, AMT	4.00%	07/15/29	1,609,053
600,000	CA St Muni Fin Auth Spl Tax Rev Bold Prog, Ser B	5.50%	09/01/43	623,308
550,000	CA St Muni Fin Auth Spl Tax Rev Bold Prog, Ser B	5.75%	09/01/53	572,038
400,000	CA St Muni Fin Auth Spl Tax Rev Wildhawk N	5.00%	09/01/39	407,530
750,000	CA St Muni Fin Auth Spl Tax Rev Wildhawk N	5.00%	09/01/44	757,721
1,250,000	CA St Muni Fin Auth Spl Tax Rev Wildhawk N	5.00%	09/01/49	1,251,658
500,000	CA St Muni Fin Auth Stdt Hsg Rev CHF Davis I LLC W Vlg Stdt Hsg Proj	5.00%	05/15/39	509,055
350,000	CA St Muni Fin Auth Stdt Hsg Rev CHF Davis I LLC W Vlg Stdt Hsg Proj	5.00%	05/15/40	355,622
1,500,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Var Ref Rep Svcs Inc Proj Remk, AMT (Mandatory put 08/17/26) (c)	2.88%	07/01/43	1,499,800
1,000,000	CA St Poll Control Fing Auth Wtr Furnishing Rev Plant Bonds, AMT (c)	5.00%	11/21/45	1,000,655
1,500,000	CA St Poll Control Fing Auth Wtr Furnishing Rev Poseidon Res LP Desalination Proj, AMT (c)	5.00%	07/01/36	1,598,287
15,000	CA St Pub Wks Brd Lease Rev Judicial Council CA, Ser B	5.00%	06/01/34	15,033
2,000,000	CA St Pub Wks Brd Lease Rev Sustainable Bond CA Air Res Brd, Ser D	4.00%	05/01/37	2,042,662
1,110,000	CA St Pub Wks Brd Lease Rev Various Capital Projs, Ser D	5.00%	11/01/46	1,159,404
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$250,000	CA St Sch Fin Auth Chrt Sch Rev Ref Alliance for Clg Ready Pub Schs Proj (c)	5.00%	07/01/39	$258,370
1,000,000	CA St Sch Fin Auth Chrt Sch Rev Ref Alliance for Clg Ready Pub Schs Proj (c)	5.00%	07/01/49	994,658
700,000	CA St Sch Fin Auth Chrt Sch Rev Ref Classical Academies Oceanside Proj, Ser A (c)	5.00%	10/01/32	721,077
600,000	CA St Sch Fin Auth Chrt Sch Rev Sustainable Bonds Ref Camino Nuevo Chrt Acdmy, Ser A (c)	5.00%	06/01/43	586,317
650,000	CA St Sch Fin Auth Eductnl Facs Rev Ref New Designs Chrt Sch, Ser A (c)	5.00%	06/01/54	604,077
1,000,000	CA St Stwd Cmntys Dev Auth Spl Tax Rev Impt Area No 2	5.00%	09/01/44	1,017,654
245,000	CA St Stwd Cmntys Dev Auth Stwd Rev Ref Stwd Cmnty Infra Prog, Ser R-1, AG	5.00%	09/02/44	260,885
140,000	CA St Stwd Cmntys Dev Auth Stwd Rev Ref Stwd Cmnty Infra Prog, Ser R-1, AG	5.00%	09/02/45	148,436
860,000	CA St Stwd Cmntys Dev Auth Stwd Rev, Ser C-2	5.00%	09/02/46	881,532
1,000,000	CA St Univ Rev Ref, Ser A	5.00%	11/01/43	1,092,391
770,000	CA St Unrefunded	5.00%	12/01/43	813,300
250,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (c)	5.00%	12/01/30	250,161
300,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (c)	5.00%	12/01/33	306,377
250,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (c)	5.00%	11/01/32	250,919
500,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (c)	5.00%	11/01/41	479,366
100,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/30	100,946
50,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	4.00%	04/01/32	50,093
1,075,000	CA Stwd Cmntys Dev Auth Rev Ref John Muir Hlth, Ser A	5.25%	12/01/44	1,163,345
385,000	CA Stwd Cmntys Dev Auth Rev Var Adventist Hlth Sys W Remk, Ser 2007-A (Mandatory put 03/01/27)	5.00%	03/01/37	385,524
1,665,000	Centrl Vly CA Energy Auth Cmdy Sply Rev	5.00%	08/01/34	1,742,174
2,000,000	Centrl Vly CA Energy Auth Cmdy Sply Rev Var (Mandatory put 08/01/35)	5.00%	12/01/55	2,089,615
660,000	Chabot Las Positas CA Cmnty Clg Dist Election of 2016, Ser D	5.00%	08/01/45	715,171
525,000	Chabot Las Positas CA Cmnty Clg Dist Election of 2016, Ser D	5.00%	08/01/47	559,892
450,000	Chino CA Cmnty Facs Dist Spl Tax #2003-3 Impt Area #7	5.00%	09/01/31	461,256
815,000	Clovis CA Unif Sch Dist, COPS	5.00%	06/01/41	878,187
500,000	Clovis CA Unif Sch Dist, COPS	5.00%	06/01/43	534,073
500,000	Corona CA Cmnty Facs Dist Spl Tax Bedford Impt Area No 2	5.00%	09/01/39	521,004
1,500,000	Corona Norco CA Unif Sch Dist Election of 2014, Ser D	5.00%	08/01/46	1,607,906
2,000,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev Union S Bay Sustainable Bonds, Ser A-2 (c)	4.00%	07/01/56	1,618,799
1,000,000	E Bay CA Muni Util Dist Wtr Sys Rev Ref, Ser B	5.00%	06/01/43	1,092,747
1,450,000	Elk Grove CA Fin Auth Spl Tax Rev Cmnty Facs Dt No 2005-1 Laguna Ridge	4.00%	09/01/50	1,223,576
175,000	Estrn CA Muni Wtr Dist Cmnty Facs Dist Spl Tax Cmnty Facs Dist #2018-80 Willow Springs	5.00%	09/01/34	184,184
175,000	Estrn CA Muni Wtr Dist Cmnty Facs Dist Spl Tax Cmnty Facs Dist #2018-80 Willow Springs	5.00%	09/01/35	182,845
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$400,000	Estrn CA Muni Wtr Dist Cmnty Facs Dist Spl Tax Cmnty Facs Dist #2018-80 Willow Springs	5.00%	09/01/40	$411,752
350,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No 19 Mangini	5.00%	09/01/32	354,447
1,500,000	Fontana CA Pub Fin Auth Lease Rev Ref, Ser A	5.00%	11/01/50	1,569,116
155,000	Fontana CA Spl Tax Cmnty Facs Dist #80 Bella Strada	5.00%	09/01/29	157,537
500,000	Fontana CA Spl Tax Cmnty Facs Dist #80 Bella Strada	5.00%	09/01/46	501,966
1,790,000	Fontana CA Spl Tax Cmnty Facs Dt #109	5.00%	09/01/39	1,850,422
600,000	Fontana CA Spl Tax Cmnty Facs Dt #111	5.00%	09/01/39	619,432
300,000	Fontana CA Spl Tax Cmnty Facs Dt #111	5.00%	09/01/48	301,784
1,000,000	Fontana CA Spl Tax The Gardens Phase One	5.00%	09/01/39	1,032,387
2,000,000	Fresno CA Jt Pwrs Fing Auth Lease Rev Pub Safety Projs, Ser A, AG	5.25%	04/01/50	2,102,855
1,000,000	Garden Grove CA Pub Fing Auth Lease Rev, Ser A, BAM	5.00%	04/01/43	1,078,760
750,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Ref, Ser A-1 (Pre-refunded maturity 06/01/28)	5.00%	06/01/34	782,644
1,000,000	Imperial CA Cmnty Clg Dist Election of 2022, Ser A, AG	5.25%	08/01/53	1,048,954
575,000	Indio CA Elec Fing Auth Elec Rev	5.25%	01/01/41	620,013
570,000	Inglewood CA Jt Pwrs Auth Lease Rev Inglewood Main Library Renovation and Seismic Retrofit Proj, BAM	5.00%	08/01/43	614,293
1,265,000	Inglewood CA Jt Pwrs Auth Lease Rev Inglewood Main Library Renovation and Seismic Retrofit Proj, BAM	5.25%	08/01/50	1,339,589
775,000	Irvine CA Spl Tax Ref Cmnty Facs Dist #2013-3 Great Park Impt Area#1, BAM	5.00%	09/01/44	832,235
150,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist #09-1, Ser C	5.00%	09/01/31	151,885
2,000,000	Irvine Ranch CA Wtr Dist Var Impt Dist Cons, Ser B (b)	2.80%	10/01/41	2,000,000
1,000,000	Kern CA Cmnty Clg Dist, Ser D	5.25%	08/01/39	1,092,694
245,000	Lake Elsinore CA Unif Sch Dist Cmnty Facs Dist Cmnty Facs Dt No 2017-2	5.00%	09/01/39	253,600
1,250,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cfd #2019-1-Mountain House Sch Facs	5.00%	09/01/46	1,261,925
25,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Mountain House Sch Facs	4.00%	09/01/33	24,845
25,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Mountain House Sch Facs	4.00%	09/01/34	24,684
200,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Mountain House Sch Facs	4.00%	09/01/40	188,243
1,000,000	Long Beach CA Bond Fin Auth Nat Gas Pur Rev, Ser A	5.00%	11/15/35	1,076,309
1,000,000	Long Beach CA Cmnty Clg Dist, Ser E	5.00%	08/01/48	1,061,773
1,010,000	Long Beach CA Marina Rev Ref Alamitos Bay Marina Proj	5.00%	05/15/40	1,082,467
500,000	Long Beach CA Marina Rev Ref Alamitos Bay Marina Proj	5.00%	05/15/41	532,527
50,000	Los Angeles CA Dept of Arpts Arpt Rev Prerefunded Subord Ref, Ser D, AMT (Pre-refunded maturity 11/15/31)	5.00%	05/15/33	54,187
605,000	Los Angeles CA Dept of Arpts Arpt Rev Ref Sub Priv Activity, Ser A, AMT	5.00%	05/15/35	640,555
1,125,000	Los Angeles CA Dept of Arpts Arpt Rev Ref Subord Bonds Sustainable Bonds, Ser D	5.00%	05/15/42	1,227,756
500,000	Los Angeles CA Dept of Arpts Arpt Rev Sustainable Bond Ref Subord Priv Activity, Ser A, AMT	5.25%	05/15/42	528,921
1,100,000	Los Angeles CA Dept of Arpts Arpt Rev Unrefunded Subord Ref, Ser D, AMT	5.00%	05/15/31	1,183,039
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$690,000	Los Angeles CA Dept of Arpts Arpt Rev Unrefunded Subord Ref, Ser D, AMT	5.00%	05/15/36	$730,032
1,000,000	Los Angeles CA Unif Sch Dist Election 2008, Ser B-1, AG	5.25%	07/01/42	1,024,023
650,000	Los Angeles Cnty CA Dev Auth Mf Hsg Rev Var W LA VA Bldg 156 & 157 Apts, Ser C (Mandatory put 12/01/26)	3.75%	12/01/46	650,205
450,000	Mammoth Lakes CA, BAM, COPS	5.00%	06/01/41	485,856
940,000	Mammoth Lakes CA, BAM, COPS	5.00%	06/01/43	1,006,167
500,000	Mammoth Lakes CA, BAM, COPS	5.00%	06/01/44	532,515
100,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/27	101,455
250,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/33	253,428
600,000	Menifee CA Spl Tax Quartz Ranch Cmnty Facs Dist No 2022- 1, Ser A	5.00%	09/01/43	613,813
700,000	Menifee CA Spl Tax Quartz Ranch Cmnty Facs Dist No 2022- 1, Ser A	5.00%	09/01/48	707,064
245,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/34	252,520
1,500,000	Menifee CA Union Sch Dist, Ser C, AG	3.00%	08/01/40	1,264,189
1,000,000	Met Wtr Dist of Sthrn CA Wtrwks Rev, Ser A	5.00%	04/01/48	1,052,761
530,000	Modesto CA Elem Sch Dist Stanislaus Cnty Election of 2018 Measure D, Ser C	5.00%	08/01/41	567,515
500,000	Modesto CA High Sch Dist Stanislaus Cnty Election Bonds of 2022, Ser B	5.00%	08/01/40	554,805
700,000	Modesto CA High Sch Dist Stanislaus Cnty Election Bonds of 2022, Ser B	5.00%	08/01/41	771,698
750,000	Modesto CA High Sch Dist Stanislaus Cnty Election Bonds of 2022, Ser B	5.00%	08/01/42	821,730
200,000	Morongo Band of Mission Indians CA Rev Ref, Ser B (Pre- refunded maturity 10/01/28) (c)	5.00%	10/01/42	209,917
500,000	Mountain House Cmnty Facs Dist CA Spl Tax Cmnty Facs Dt #2024-1 Impt Area #1	5.00%	09/01/40	505,926
800,000	Mountain House Cmnty Facs Dist CA Spl Tax Cmnty Facs Dt #2024-1 Impt Area #1	5.00%	09/01/45	803,762
500,000	Mountain House Cmnty Facs Dist CA Spl Tax Cmnty Facs Dt #2024-1 Impt Area #3 Pub Fac and Svcs	5.00%	09/01/41	504,570
1,000,000	Oakdale CA Jt Unif Sch Dist Election of 2024, Ser A	5.00%	08/01/43	1,080,064
1,375,000	Oakdale CA Jt Unif Sch Dist Election of 2024, Ser A	5.00%	08/01/44	1,477,596
100,000	Ontario CA Cmnty Facs Dist #40 Spl Tax Emeral Park Fac	4.00%	09/01/34	98,264
65,000	Ontario CA Cmnty Facs Dist #40 Spl Tax Emeral Park Fac	4.00%	09/01/35	63,280
275,000	Ontario CA Cmnty Facs Dist #40 Spl Tax Emeral Park Fac	4.00%	09/01/39	252,888
500,000	Ontario CA Spl TX Countryside Phase 2 S Facs	5.00%	09/01/39	513,808
800,000	Ontario Pub Fing Auth Lease Rev, Ser A	5.00%	11/01/41	872,664
1,500,000	Orange Cnty CA Cmnty Facs Dist Cmnty Facs Dt #2025 1 Impt Area #1 Rienda 3, Ser A	5.00%	08/15/46	1,529,845
610,000	Orange Ctr CA Sch Dist Election of 2022, Ser A, AG	5.25%	08/01/48	631,102
1,000,000	Oxnard CA Sch Dist Election of 2022, Ser A, BAM	5.00%	08/01/42	1,066,881
925,000	Pittsburg CA Unif Sch Dist Ref	3.00%	08/01/40	774,042
210,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax No 2018-1 Grantline 208	5.00%	09/01/33	216,439
220,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax No 2018-1 Grantline 208	5.00%	09/01/34	226,396
525,000	Ripon CA Redev Agy Successor Agy Tax Allocation Ref, BAM	4.00%	11/01/31	539,350
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2019-1 Phase 2 Pub Impts	5.00%	09/01/40	$501,385
1,500,000	Riverside CA Swr Rev Ref, Ser A	5.00%	08/01/40	1,658,337
575,000	Riverside CA Unif Sch Dist Election of 2016, Ser B	3.00%	08/01/38	508,212
375,000	Riverside CA Unif Sch Dist Impt Area No 1	5.00%	09/01/39	384,269
750,000	Riverside CA Wtr Rev, Ser A	5.00%	10/01/47	785,150
1,000,000	Riverside Cnty CA Transprtn Commn Toll Rev Ref Sr Lien Rctc 91 Express Lanes, Ser B-1	4.00%	06/01/41	983,078
400,000	Romoland CA Sch Dist Spl Tax Underwood Impt Area No 2 Special Tax Bonds	5.00%	09/01/43	406,551
930,000	Roseville CA Spl Tax Amoruso Ranch Cmnty Facs Dist #1 Impt Area #1	5.00%	09/01/39	951,270
185,000	Roseville CA Spl Tax Fiddyment Ranch Cmnty Facs	5.00%	09/01/32	190,697
160,000	Roseville CA Spl Tax Fiddyment Ranch Cmnty Facs	5.00%	09/01/33	164,912
170,000	Roseville CA Spl Tax Fiddyment Ranch Cmnty Facs	4.00%	09/01/34	169,347
150,000	Roseville CA Spl Tax Fiddyment Ranch Cmnty Facs	4.00%	09/01/35	148,356
1,000,000	S Wstrn CA Cmnty Clg Dist Election of 2024, Ser A	5.25%	08/01/46	1,085,922
200,000	Sacramento CA Spl Tax Natomas Meadows Cmnty Facs Dist #2007-01 (c)	5.00%	09/01/32	201,488
1,000,000	Sacramento Cnty CA Arpt Sys Rev Ref, Ser C, AMT	5.00%	07/01/37	1,020,923
1,120,000	Sacramento Cnty CA Arpt Sys Rev, Ser A, AMT	5.00%	07/01/33	1,212,392
775,000	Sacramento Cnty CA Arpt Sys Rev, Ser A, AMT	5.25%	07/01/41	834,131
1,355,000	San Clemente CA Spl Tax Ref Cmnty Facs Dist #2006-1 Marblehead Coastal, BAM	5.00%	09/01/41	1,469,252
500,000	San Diego CA Pub Facs Fing Auth Swr Rev Subord, Ser A	5.00%	05/15/47	522,417
1,500,000	San Diego CA Unif Sch Dist Sustainable Bond, Ser F2	5.00%	07/01/42	1,601,971
130,000	San Diego Cnty CA Regl Arpt Auth Arpt Rev Subord Ref, Ser A	5.00%	07/01/39	135,086
1,000,000	San Diego Cnty CA Regl Arpt Auth Arpt Rev Subord, Ser B, AMT	5.00%	07/01/34	1,061,485
85,000	San Diego Cnty CA Spl Tax Harmony Grove Vlg Impt Area No 2, Ser A	4.00%	09/01/33	84,939
140,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref Second Ser, Ser 2020A, AMT	5.00%	05/01/37	145,433
3,040,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser A, AMT	5.00%	05/01/49	3,050,644
500,000	San Francisco CA City & Cnty Dev Spl Tax Dist No 2020-1 Mission Rock Facs and Svcs, Ser A (c)	4.00%	09/01/46	430,347
1,000,000	San Francisco CA City & Cnty Pub Utils Commn Wtr Rev Reg and Loc Wtr Subord, Ser A	5.25%	11/01/48	1,066,909
1,250,000	San Francisco City & Cnty CA Redev Agy Successor Agy Cmnty Ref Cmnty Facs Dist #6 Mission Bay S Pub Impts, AG	5.25%	08/01/40	1,367,252
1,350,000	San Francisco City & Cnty CA Redev Agy Successor Agy Tax Transbay Infra Projs Third Lien, Ser B, AG	5.00%	08/01/48	1,414,080
935,000	San Francisco City & Cnty CA, Ser B	2.00%	06/15/29	891,159
175,000	San Joaquin Hills CA Transprtn Corridor Agy Toll Road Rev CABS Ref, Ser A, NATL-RE	(f)	01/15/29	161,397
1,000,000	San Joaquin Vly Clean Energy Auth CA Clean Energy Rev Var Sustainable Bonds Clean Energy Proj, Ser A (Mandatory put 07/01/35)	5.50%	01/01/56	1,079,230
1,000,000	San Luis Obispo Cnty CA Fing Auth Lease Rev Multiple Capital Projs Ref, Ser A	5.25%	11/15/40	1,094,056
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$1,000,000	San Luis Obispo Pub Fing Auth Lease Rev Ref Cultural Arts Dist Parking Proj	5.00%	12/01/48	$1,051,931
1,000,000	Santa Ana CA Pub Fing Auth Wtr Rev Ref	5.00%	09/01/42	1,083,630
1,000,000	Santa Barbara CA Fin Auth Lease Rev Pub Safety and Park Projs	4.00%	05/15/42	982,924
1,590,000	Santa Clara CA Wstwtr Rev Sustainable Bonds, COPS	4.25%	02/01/41	1,628,139
500,000	Santa Clara Vly CA Wtr Dist Safe Clean Wtr Rev Sustainable Bond, Ser A	5.00%	08/01/40	541,228
500,000	Santa Clara Vly CA Wtr Dist Safe Clean Wtr Rev Sustainable Bond, Ser A	5.00%	08/01/41	539,017
1,075,000	Santa Fe Springs CA Pub Fin Auth Spl Parcel Tax Rev Santa Fe Springs Road Impts, AG	5.00%	06/01/40	1,162,780
1,100,000	Santa Margarita CA Wtr Dist Spl Tax Ref, Ser A, BAM	5.00%	09/01/43	1,165,771
1,000,000	Santa Rosa CA High Sch Dist, Ser B	5.00%	08/01/45	1,072,221
2,500,000	Sthrn CA Pub Pwr Auth Rev Sustainable Bonds Clean Energy Proj II, Ser A	5.00%	11/01/33	2,619,617
2,250,000	Stockton E CA Wtr Dist Sustainable Bonds, Ser A, BAM, COPS	5.00%	03/01/50	2,335,476
150,000	Temecula Vly CA Unif Sch Dist Cmnty Facs Dist #2014-1	5.00%	09/01/32	153,107
500,000	Temescal Vly CA Wtr Dist Spl Tax Terramor Cmnty Facs Dist #4 Impt Area #1	5.00%	09/01/31	513,919
250,000	Tracy CA Cmnty Facs Dist	5.00%	09/01/33	255,423
1,250,000	Univ of CA CA Rev, Ser CC	5.00%	05/15/53	1,306,997
1,000,000	Univ of CA CA Rev, Ser CD	5.50%	05/15/40	1,137,629
1,000,000	Univ of CA CA Revs Ref, Ser CE	5.00%	11/15/41	1,091,796
500,000	Univ of CA Rev Var Ref Gen Remk, Ser AL-3 (b)	2.70%	05/15/48	500,000
365,000	Vacaville CA Spl Tax Lower Lagoon Vly Impt Area No 1, Ser A	5.00%	09/01/40	367,088
330,000	Val Verde CA Unif Sch Dist Spl Tax Cmty Facs Dist No 2018-2 (Stratford Ranch)	5.00%	09/01/38	341,387
500,000	Val Verde CA Unif Sch Dist Spl Tax Cmty Facs Dist No 2018-2 (Stratford Ranch)	5.00%	09/01/43	509,568
1,000,000	W Patterson CA Fing Auth Spl Tax Cmnty Facs Dt #2022-2 Baldwin Ranch Infra, AG	5.00%	09/01/46	1,041,915
275,000	Wildomar CA Spl Tax Cmnty Fac Dist No.2023-1(Avalino)	5.00%	09/01/41	281,160
325,000	Wildomar CA Spl Tax Cmnty Fac Dist No.2023-1(Avalino)	5.00%	09/01/46	330,008
700,000	Windsor CA Jt Pwrs Fing Auth Sustainable Bonds, AG	5.00%	11/01/45	755,990
				206,581,762
	Colorado — 0.2%
500,000	Jefferson Ctr CO Met Dist #2 Spl Rev Ref, Ser A (c)	5.75%	12/01/46	498,830
	Connecticut — 0.2%
490,000	Stamford CT Hsg Auth Ref Mozaic Concierge Living Proj, Ser A	6.38%	10/01/45	516,744
	Florida — 0.1%
175,000	Rhodine Road N CDD FL Spl Assmnt 2019 Assmnt Area	4.00%	05/01/30	176,347
	Guam — 1.3%
500,000	Guam Govt Busn Privilege Tax Rev Ref, Ser G	5.00%	01/01/31	526,449
500,000	Guam Govt Busn Privilege Tax Rev Ref, Ser G	5.25%	01/01/38	532,811
1,000,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev, Ser A	5.25%	07/01/42	1,049,061
280,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev, Ser A	5.00%	01/01/50	284,806
210,000	Guam Pwr Auth Rev Ref, Ser A	5.00%	10/01/41	216,016
325,000	Guam Pwr Auth Rev Ref, Ser A	5.00%	10/01/42	334,687
				2,943,830
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Louisiana — 0.4%
$750,000	Saint James Parish LA Rev Var Nustar Logistics LP Proj Remk, Ser 2008 (Mandatory put 06/01/30) (c)	6.10%	06/01/38	$814,770
	Ohio — 0.5%
1,000,000	OH St Hsg Fin Agy Mf Hsg Rev Green Oaks of Grove City Proj, Ser A (c)	6.13%	01/01/46	1,010,220
	Puerto Rico — 1.1%
1,100,000	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/33	1,100,766
1,000,000	Puerto Rico Indl Tourist Eductnl Med & Envrnmntl Control Fac San Juan Cruise Terminal Proj, Ser 2023-A-2-P3, AMT	6.75%	01/01/45	1,126,291
263,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-2	4.33%	07/01/40	257,083
				2,484,140
	Utah — 0.2%
500,000	Military Installation Dev Auth UT Tax Allocation Rev, Ser A-2	4.00%	06/01/52	410,981
	Wisconsin — 0.1%
250,000	Pub Fin Auth WI Stdt Hsg Rev Sr KSU Bixby Real Estate Fdtn LLC Proj, Ser A	5.25%	06/15/45	263,419

	Total Investments — 98.6%			215,701,043
	(Cost $215,871,014)
	Net Other Assets and Liabilities — 1.4%			2,990,622
	Net Assets — 100.0%			$218,691,665

(a)
When-issued security. The interest rate shown reflects the rate in effect at July 31, 2026. Interest will begin accruing on the security’s first settlement date (see Note 2B - Securities Transactions and Investment Income in the Notes to Financial
Statements).

(b)	Variable rate demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(c)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2026, securities noted as such amounted to $21,522,472 or 9.8% of net assets.

(d)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers
(see Note 2D - Restricted Securities in the Notes to Financial Statements).

(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(f)	Zero coupon security.

Abbreviations throughout the Portfolio of Investments:
AG	– Assured Guaranty, Inc.
AMT	– Alternative Minimum Tax
BAM	– Build America Mutual
CABS	– Capital Appreciation Bonds
COPS	– Certificates of Participation
NATL-RE	– National Public Finance Guarantee Corp.
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2026

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$215,701,043	$—	$215,701,043	$—

*	See Portfolio of Investments for state and territory breakout.
See Notes to Financial Statements

First Trust New York Municipal High Income ETF (FMNY)
Portfolio of Investments
July 31, 2026

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS — 99.6%
	American Samoa — 0.7%
$250,000	American Samoa AS Econ Dev Auth Gen Rev Ref, Ser A (a)	5.00%	09/01/35	$257,986
	Florida — 1.8%
265,000	Lake Emma Cmnty Dev Dist FL Spl Assmnt Assmnt Area One	3.50%	06/15/41	219,615
345,000	Ridge at Apopka CDD FL Spl Assmnt, Ser 22	5.38%	05/01/42	348,411
105,000	Shingle Creek at Bronson CDD FL Spl Assmnt	3.50%	06/15/41	92,824
				660,850
	Guam — 0.7%
250,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev, Ser A	5.25%	07/01/39	266,444
	New Jersey — 0.8%
300,000	NJ St Transprtn Trust Fund Auth Transprtn Prog, Ser AA	5.00%	06/15/45	314,194
	New York — 91.5%
500,000	Albany NY Capital Res Corp Ref Albany Med Ctr Hosp Proj, Ser A	5.25%	05/01/50	521,301
275,000	Battery Park City NY Auth Sr Sustainable Bond, Ser A	5.00%	11/01/44	295,349
500,000	Battery Park City NY Auth Sr Sustainable Bond, Ser A	5.00%	11/01/53	517,734
300,000	Brewster NY Centrl Sch Dist	3.00%	10/01/26	299,939
560,000	Brookhaven NY Loc Dev Corp Rev Ref Long Island Cmnty Hosp Proj, Ser A	5.00%	10/01/50	565,327
300,000	Buffalo NY Muni Wtr Fin Auth, Ser A, BAM	5.00%	07/01/41	325,285
365,000	Buffalo NY Swr Auth, Ser A	5.00%	06/15/43	388,206
550,000	Build NYC Res Corp NY Rev Renaissance Chrt Sch 2 Proj, Ser A	5.25%	06/15/45	546,043
300,000	Build NYC Res Corp NY Rev S Bronx Classical Chrt Sch V Proj, Ser A	5.25%	06/15/51	298,144
300,000	Build NYC Res Corp NY Rev Success Acdmy Chrt Schs Proj	4.00%	09/01/43	276,037
300,000	Build NYC Res Corp NY Rev Sustainable Bond Kipp NYC Pub Sch Facs Canal W Proj	5.00%	07/01/42	305,545
275,000	Carmel NY	4.00%	09/15/45	272,509
300,000	Chautauqua Cnty NY Capital Res Corp Exempt Facs Rev Var Ref NRG Energy Proj Remk (Mandatory put 04/03/28)	4.25%	04/01/42	303,649
248,446	Dutchess Cnty NY Loc Dev Corp Mf Mtebs Sustainable Bonds Tomopkins Terrace Hsg LP Proj	5.00%	10/01/40	256,623
250,000	Dutchess Cnty NY Loc Dev Corp Rev Marist Clg Proj	5.00%	07/01/52	251,356
270,000	Dutchess Cnty NY Loc Dev Corp Rev Ref The Culinary Institute of America Proj	5.25%	07/01/43	279,418
440,000	Erie Cnty NY Buffalo Bills Stadium Proj, Ser B	5.25%	09/15/42	486,277
205,000	Franklin Cnty NY Sol Wst Mgmt Auth, AMT	5.00%	06/01/43	206,457
725,000	Genesee Cnty NY Funding Corp Rochester Regl Hlth Energy Proj, Ser A	5.00%	12/01/44	744,319
665,000	Hempstead Town NY Loc Dev Corp Rev Adelphi Univ Proj, Ser A	5.00%	10/01/45	668,740
335,000	Hempstead Town NY Loc Dev Corp Rev Ref Hofstra Univ Proj, Ser A	4.00%	07/01/36	332,082
250,000	Hudson Yards Infra Corp NY 2nd Indenture Rev Ref, Ser A	5.00%	02/15/37	252,128
250,000	Hudson Yards Infra Corp NY 2nd Indenture Rev Ref, Ser A	5.00%	02/15/42	251,561
685,000	Lackawanna NY	5.00%	11/01/37	773,584
300,000	Long Beach NY, Ser B, BAM	5.25%	07/15/32	322,389
250,000	Long Island NY Pwr Auth Elec Sys Rev Ref, Ser A	5.00%	09/01/49	257,496
250,000	Long Island NY Pwr Auth Elec Sys Rev Ref, Ser B (b)	5.00%	09/01/45	265,312
350,000	Long Island NY Pwr Auth Elec Sys Rev Sustainable Bond, Ser E	5.00%	09/01/48	362,994
250,000	Met Transprtn Auth NY Rev Ref Sustainable Bonds, Ser B	5.00%	11/15/43	261,993
300,000	Met Transprtn Auth NY Rev Sustainable Bond Ref, Ser A	5.50%	11/15/47	318,288
250,000	Met Transprtn Auth NY Rev Var Transptrn Remk, Subser E-1 (c)	3.05%	11/15/50	250,000
See Notes to Financial Statements

First Trust New York Municipal High Income ETF (FMNY)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$300,000	Monroe Cnty NY Indl Dev Agy Mf Hsg Rev Var Andrews Terrace Cmnty Partners LP Proj B-1 (Mandatory put 07/01/27)	5.00%	07/01/28	$305,138
250,000	Monroe Cnty NY Indl Dev Corp Rev Ref St John Fisher Univ Proj	5.00%	06/01/44	259,785
250,000	Monroe Cnty NY Indl Dev Corp Rev Univ of Rochester Proj, Ser A	5.00%	07/01/53	257,234
300,000	N Babylon NY Union Free Sch Dist	3.00%	07/01/35	278,862
350,000	Nassau Cnty NY Indl Dev Agy Var Ref & Impt Cold Spring Rmkt (c)	2.95%	01/01/34	350,000
250,000	New York City NY Hsg Dev Corp Mf Hsg Rev Sustainable Bond, Ser A-1	3.95%	05/01/35	247,934
395,000	New York City NY Hsg Dev Corp Mf Hsg Rev Sustainable Bond, Ser B-1	4.75%	11/01/40	402,920
250,000	New York City NY Hsg Dev Corp Mf Hsg Rev Sustainable Bond, Ser D	4.20%	11/01/41	236,100
250,000	New York City NY Indl Dev Agy Rev Ref Queens Baseball Stadium Proj, Ser A, AG	3.00%	01/01/37	225,805
265,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref 2nd Gen Resolution, Ser AA	4.00%	06/15/40	256,297
250,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref Fiscal 2026, Ser AA-2	5.00%	06/15/44	267,666
250,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref Var 2nd Gen Resolution, Subser BB-1 (c)	3.05%	06/15/44	250,000
305,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref, Ser AA-3	5.00%	06/15/47	317,158
360,000	New York City NY Transitional Fin Auth Rev Ref Subord, Ser D-1	5.00%	11/01/40	382,222
250,000	New York City NY Transitional Fin Auth Rev Subord, Ser B-1	4.00%	08/01/39	240,542
250,000	New York City NY Transitional Fin Auth Rev Subord, Subser F-3	3.00%	02/01/39	210,908
250,000	New York City NY Trust For Cultural Res Ref American Museum of Nat History, Ser A	5.00%	07/15/54	257,100
275,000	New York NY Fiscal 2025 Multi Modal, Ser E	5.00%	08/01/41	290,308
250,000	NY Energy Fin Dev Corp Var (Mandatory put 12/01/33)	5.00%	07/01/56	254,366
250,000	NY NY Fiscal 2021, Ser C	4.00%	08/01/41	232,155
760,000	NY St Convention Ctr Dev Corp Rev Ref Sr Lien Hotel Unit Fee Secured, Ser A	5.00%	11/15/42	817,890
640,000	NY St Convention Ctr Dev Corp Rev Sr Lien Hotel Unit Fee Secured, Ser A	5.00%	11/15/46	644,075
500,000	NY St Dorm Auth Revs Non St Supported Debt Iona Clg, Ser A	5.00%	07/01/46	500,663
250,000	NY St Dorm Auth Revs Non St Supported Debt Memorial Sloan Kettering Cancer Ctr, Ser 1	5.25%	07/01/54	263,254
300,000	NY St Dorm Auth Revs Non St Supported Debt New York Institute of Technology	5.00%	07/01/44	305,403
500,000	NY St Dorm Auth Revs Non St Supported Debt Orchard Park CCRC Inc Oblig Grp	5.13%	11/15/50	503,143
250,000	NY St Dorm Auth Revs Non St Supported Debt Pratt Institute Ref	5.00%	07/01/39	250,159
1,000,000	NY St Dorm Auth Revs Non St Supported Debt Ref New York University, Ser A	5.00%	07/01/39	1,102,485
440,000	NY St Dorm Auth Revs Non St Supported Debt Ref Northwell Hlth Oblig Grp, Ser A	5.00%	05/01/34	485,748
355,000	NY St Dorm Auth Revs Non St Supported Debt Ref Northwell Hlth Oblig Grp, Ser A	5.00%	05/01/38	376,669
250,000	NY St Dorm Auth Revs Non St Supported Debt Roswell Park Cancer Institute Oblig Grp, Ser A-1, AG	5.00%	07/01/39	268,735
See Notes to Financial Statements

First Trust New York Municipal High Income ETF (FMNY)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$350,000	NY St Dorm Auth Revs Non St Supported Debt Sch Dists Rev Bond Fing Prog, Ser A	5.00%	10/01/46	$366,561
250,000	NY St Dorm Auth Revs Non St Supported Debt White Plains Hosp Oblig Grp, AG	5.25%	10/01/43	267,173
290,000	NY St Dorm Auth St Personal Income Tax Rev Ref, Ser A-Grp 3	3.00%	03/15/38	253,155
250,000	NY St Dorm Auth St Personal Income Tax Rev Ref, Ser C	5.25%	03/15/47	265,234
250,000	NY St Energy Rsrch & Dev Auth Poll Cntrl Rev Ref NY Elec & Gas Remk, Ser C	4.00%	04/01/34	253,812
500,000	NY St Envrnmntl Facs Corp Sol Wst Disp Rev Var Draw Down Casella Wst Sys Inc Proj R-1 Remk, AMT (Mandatory put 09/03/30) (a)	4.25%	09/01/50	506,854
250,000	NY St Envrnmntl Facs Corp Sol Wst Disp Rev Var Draw Down Casella Wst Sys Inc Proj, Ser R-2, AMT (Mandatory put 09/03/30) (a)	5.13%	09/01/50	261,604
300,000	NY St Envrnmntl Facs Corp St Clean Wtr & Drinking Wtr Ref NYC Muni Wtr Fin Auth Projs Subord Srf Bond, Ser C	5.00%	06/15/44	325,568
250,000	NY St Hsg Fin Agy Affordable Hsg Rev Var 320 W 38th Street Hsg Remk, Ser A (Mandatory put 11/01/31)	3.57%	05/01/42	248,233
255,000	NY St Hsg Fin Agy Affordable Hsg, Ser B	3.20%	11/01/36	230,067
300,000	NY St Mtge Agy Homeowner Mtge Rev Sustainable Bonds, Ser 266	4.55%	10/01/45	296,142
750,000	NY St Pwr Auth Green Trans Proj Rev Sustainable Bonds Sustainable Trans Proj, Ser A, AG	5.00%	11/15/48	786,115
300,000	NY St Thruway Auth Gen Rev Jr Indebtedness Obl Ref Jr, Ser A	5.00%	01/01/46	316,061
305,000	NY St Thruway Auth Gen Rev Jr Indebtedness Obl Subord, Ser B	4.00%	01/01/45	282,699
360,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Airls Inc LaGuardia Arpt Terminals C&D Redev, AMT	4.00%	10/01/30	365,540
400,000	NY St Transprtn Dev Corp Spl Fac Rev LaGuardia Arpt Terminal C&D Redev Proj, AMT	5.63%	04/01/40	424,141
250,000	NY St Transprtn Dev Corp Spl Fac Rev Ref American Airls Inc John F Kennedy Intl Arpt Proj, AMT	5.00%	08/01/31	249,987
250,000	NY St Transprtn Dev Corp Spl Fac Rev Ref John F. Kennedy Intl Arpt Proj, AMT	5.25%	08/01/31	258,962
250,000	NY St Transprtn Dev Corp Spl Fac Rev Sustainable Bond JFK Intl Arpt New Terminal One Proj, AMT	6.00%	06/30/42	273,005
435,000	NY St Transprtn Dev Corp Spl Fac Rev Terminal 4 JFK Intl Arpt Proj, AMT	5.00%	12/01/30	460,406
280,000	NY St Urban Dev Corp Sales Tax Rev, Ser A	5.00%	03/15/45	295,375
75,000	Onondaga Cnty NY	3.00%	04/15/36	68,991
250,000	Oyster Bay NY, Ser A, AG	2.00%	03/01/35	205,608
305,000	Port Auth of NY & NJ NY Ref, Ser 246, AMT	5.00%	09/01/40	320,693
300,000	Port Auth of NY & NJ NY Ref, Ser 246, AMT	5.00%	09/01/44	312,035
280,000	Port Auth of NY & NJ NY Ref, Ser 251	5.00%	08/15/46	299,301
1,000,000	Rensselaer Cnty NY Capital Res Corp Energy Performance Van Rensselaer Manor Nursing Home Proj	5.25%	04/01/45	1,068,027
250,000	Rockland Cnty NY Sol Wst Mgmt Auth Animal Shelter Proj, Ser A	6.25%	12/15/49	278,010
500,000	Suffolk Regl Off Track Betting Corp NY Rev	6.00%	12/01/53	508,481
250,000	Syracuse Regl Arpt Auth NY Sr Arpt Rev Ref, AMT	4.00%	07/01/36	242,813
285,000	Triborough NY Bridge & Tunnel Auth Payroll Mobility Tax Ref MTA Bridges & Tunnels, Ser A	5.00%	05/15/47	295,269
250,000	Triborough NY Bridge & Tunnel Auth Revs, Ser A	5.00%	11/15/42	263,262
250,000	Triborough NY Bridge & Tunnel Auth Revs, Ser A	5.50%	11/15/57	262,356
See Notes to Financial Statements

First Trust New York Municipal High Income ETF (FMNY)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$100,000	Util Debt Securitization Auth NY Ref Sustainable Bonds, Ser TE-1	5.00%	12/15/46	$107,435
315,000	Util Debt Securitization Auth NY Ref TE, Ser 1	5.00%	12/15/41	344,873
250,000	Westchester Cnty NY Loc Dev Corp Rev Westchester Med Ctr Oblig Grp Proj, AG	5.75%	11/01/49	265,794
250,000	Yonkers NY, Ser A, AG	5.00%	02/01/44	263,578
250,000	Yonkers NY, Ser F, BAM	5.00%	11/15/41	265,471
				34,855,500
	Puerto Rico — 2.8%
400,000	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/33	400,279
250,000	Puerto Rico Indl Tourist Eductnl Med & Envrnmntl Control Fac San Juan Cruise Terminal Proj, Ser 2023-A-2-P3, AMT	6.50%	01/01/42	278,548
400,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-2	4.33%	07/01/40	391,001
				1,069,828
	South Dakota — 1.3%
500,000	SD St Hlth & Eductnl Facs Auth Ref Westhills Vlg Retmnt Cmnty Issue, Ser A	5.00%	09/01/50	500,948

	Total Investments — 99.6%			37,925,750
	(Cost $37,999,559)
	Net Other Assets and Liabilities — 0.4%			162,579
	Net Assets — 100.0%			$38,088,329

(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2026, securities noted as such amounted to $1,026,444 or 2.7% of net assets.

(b)
When-issued security. The interest rate shown reflects the rate in effect at July 31, 2026. Interest will begin accruing on the security’s first settlement date (see Note 2B - Securities Transactions and Investment Income in the Notes to Financial
Statements).

(c)	Variable rate demand bond. Interest rate is reset periodically by the agent based on current market conditions.

Abbreviations throughout the Portfolio of Investments:
AG	– Assured Guaranty, Inc.
AMT	– Alternative Minimum Tax
BAM	– Build America Mutual

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$37,925,750	$—	$37,925,750	$—

*	See Portfolio of Investments for state and territory breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
July 31, 2026

	First Trust California Municipal High Income ETF (FCAL)	First Trust New York Municipal High Income ETF (FMNY)
ASSETS:
Investments, at value	$215,701,043	$37,925,750
Cash	1,048,568	51,264
Receivables:
Interest	2,773,223	393,440
Investment securities sold	528,185	—
Total Assets	220,051,019	38,370,454

LIABILITIES:
Payables:
Investment securities purchased	1,267,131	266,047
Investment advisory fees	92,223	16,078
Total Liabilities	1,359,354	282,125
NET ASSETS	$218,691,665	$38,088,329

NET ASSETS consist of:
Paid-in capital	$235,018,302	$39,874,591
Par value	45,000	14,500
Accumulated distributable earnings (loss)	(16,371,637)	(1,800,762)
NET ASSETS	$218,691,665	$38,088,329
NET ASSET VALUE, per share	$48.60	$26.27
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	4,500,002	1,450,002
Investments, at cost	$215,871,014	$37,999,559
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended July 31, 2026

	First Trust California Municipal High Income ETF (FCAL)	First Trust New York Municipal High Income ETF (FMNY)
INVESTMENT INCOME:
Interest	$8,194,106	$1,305,711
Total investment income	8,194,106	1,305,711

EXPENSES:
Investment advisory fees	1,157,636	167,578
Other expenses	21,276	1,460
Total expenses	1,178,912	169,038
Less fees waived by the investment advisor	(27,531)	(3,873)
Net expenses	1,151,381	165,165
NET INVESTMENT INCOME (LOSS)	7,042,725	1,140,546

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,253,728)	(45,744)
Futures contracts	(426,336)	(9,544)
Net realized gain (loss)	(1,680,064)	(55,288)
Net change in unrealized appreciation (depreciation) on:
Investments	5,078,167	298,718
Futures contracts	96,781	1,375
Net change in unrealized appreciation (depreciation)	5,174,948	300,093
NET REALIZED AND UNREALIZED GAIN (LOSS)	3,494,884	244,805
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,537,609	$1,385,351
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets

	First Trust California Municipal High Income ETF (FCAL)		First Trust New York Municipal High Income ETF (FMNY)
	Year Ended 7/31/2026	Year Ended 7/31/2025	Year Ended 7/31/2026	Year Ended 7/31/2025
OPERATIONS:
Net investment income (loss)	$7,042,725	$8,473,075	$1,140,546	$714,349
Net realized gain (loss)	(1,680,064)	(4,561,516)	(55,288)	(127,859)
Net change in unrealized appreciation (depreciation)	5,174,948	(7,507,783)	300,093	(733,396)
Net increase (decrease) in net assets resulting from operations	10,537,609	(3,596,224)	1,385,351	(146,906)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(6,937,003)	(8,247,703)	(1,123,502)	(725,352)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	49,177,414	56,452,725	18,512,358	2,653,696
Cost of shares redeemed	(31,720,832)	(100,492,899)	(1,294,627)	—
Net increase (decrease) in net assets resulting from shareholder transactions	17,456,582	(44,040,174)	17,217,731	2,653,696
Total increase (decrease) in net assets	21,057,188	(55,884,101)	17,479,580	1,781,438

NET ASSETS:
Beginning of period	197,634,477	253,518,578	20,608,749	18,827,311
End of period	$218,691,665	$197,634,477	$38,088,329	$20,608,749

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	4,150,002	5,100,002	800,002	700,002
Shares sold	1,000,000	1,150,000	700,000	100,000
Shares redeemed	(650,000)	(2,100,000)	(50,000)	—
Shares outstanding, end of period	4,500,002	4,150,002	1,450,002	800,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust California Municipal High Income ETF (FCAL)

	Year Ended July 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$47.62	$49.71	$48.92	$49.71	$55.37
Income from investment operations:
Net investment income (loss)	1.70 (a)	1.57 (a)	1.48 (a)	1.32 (a)	1.08
Net realized and unrealized gain (loss)	0.95	(2.11)	0.74	(0.81)	(5.65)
Total from investment operations	2.65	(0.54)	2.22	0.51	(4.57)
Distributions paid to shareholders from:
Net investment income	(1.67)	(1.55)	(1.43)	(1.29)	(1.08)
Return of capital	—	—	—	(0.01)	(0.01)
Total distributions	(1.67)	(1.55)	(1.43)	(1.30)	(1.09)
Net asset value, end of period	$48.60	$47.62	$49.71	$48.92	$49.71
Total return (b)	5.57%	(1.14)%	4.62%	1.08%	(8.33)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$218,692	$197,634	$253,519	$149,218	$121,778
Ratio of total expenses to average net assets	0.58%	0.65%	0.65%	0.65%	0.65%
Ratio of net expenses to average net assets	0.56%	0.65%	0.65%	0.60%	0.50%
Ratio of net investment income (loss) to average net assets	3.45%	3.18%	3.03%	2.71%	2.09%
Portfolio turnover rate (c)	28%	58%	41%	54%	30%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust New York Municipal High Income ETF (FMNY)

	Year Ended July 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$25.76	$26.90	$26.57	$27.12	$30.51
Income from investment operations:
Net investment income (loss)	1.01 (a)	0.96 (a)	0.94 (a)	0.86 (a)	0.68
Net realized and unrealized gain (loss)	0.49	(1.13)	0.32	(0.59)	(3.61)
Total from investment operations	1.50	(0.17)	1.26	0.27	(2.93)
Distributions paid to shareholders from:
Net investment income	(0.99)	(0.97)	(0.93)	(0.82)	(0.46)
Net asset value, end of period	$26.27	$25.76	$26.90	$26.57	$27.12
Total return (b)	5.85%	(0.69)%	4.86%	1.06%	(9.66)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$38,088	$20,609	$18,827	$13,283	$10,848
Ratio of total expenses to average net assets	0.56%	0.65%	0.65%	0.65%	0.65%
Ratio of net expenses to average net assets	0.55%	0.65%	0.54%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	3.79%	3.61%	3.55%	3.24%	2.18%
Portfolio turnover rate (c)	24%	32%	36%	41%	154%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
July 31, 2026

1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the two funds (each a “Fund” and collectively, the “Funds”) listed below:

First Trust California Municipal High Income ETF (Nasdaq, Inc. ticker “FCAL”)
First Trust New York Municipal High Income ETF (NYSE Arca, Inc. ticker “FMNY”)
FCAL is a diversified series of the Trust. FMNY is a non-diversified series of the Trust.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The primary investment objective of each Fund is to seek to provide current income that is exempt from regular federal income taxes and, for FCAL, California income taxes and, for FMNY, New York income taxes. The secondary investment objective of each Fund is long-term capital appreciation. Under normal market conditions, each Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes and, for FCAL, California income taxes and, for FMNY, New York State and New York City income taxes. There can be no assurance that a Fund will achieve its investment objectives. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the issuer;
 7)
the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security; and
12)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of July 31, 2026, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued or delayed-delivery securities basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Each Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery securities. At July 31, 2026, FCAL and FMNY held $731,092 and $265,312, respectively, of when-issued or delayed-delivery securities.
C. Futures Contracts
The Funds may purchase or sell (i.e., are long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statements of Operations.
Upon entering into a futures contract, a Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statements of Operations. This daily fluctuation in the value of the contract is also known as variation margin and is included in “Variation margin” payable or receivable on the Statements of Assets and Liabilities.
If market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments. The Funds did not hold any futures contracts at July 31, 2026.
D. Restricted Securities
FCAL invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of July 31, 2026, FCAL held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026
market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. FCAL does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
FCAL
CA St Muni Fin Auth Chrt Sch Lease Rev Sycamore Acdmy Proj, 5.38%, 07/01/34	06/14/18	$250,000	$100.04	$250,000	$250,100	0.11%
E. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2026 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Tax-Exempt Income	Distributions paid from Return of Capital
First Trust California Municipal High Income ETF	$25,971	$—	$6,911,032	$—
First Trust New York Municipal High Income ETF	10,154	—	1,113,348	—
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2025 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Tax-Exempt Income	Distributions paid from Return of Capital
First Trust California Municipal High Income ETF	$6,230	$—	$8,241,473	$—
First Trust New York Municipal High Income ETF	103	—	725,249	—
As of July 31, 2026, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust California Municipal High Income ETF	$393,862	$(16,815,969)	$50,470
First Trust New York Municipal High Income ETF	57,237	(1,841,725)	(16,274)
F. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However,

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026
due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, each Fund intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2023, 2024, 2025, and 2026 remain open to federal and state audit. As of July 31, 2026, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2026, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust California Municipal High Income ETF	$16,815,969
First Trust New York Municipal High Income ETF	1,841,725
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2026, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2026, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust California Municipal High Income ETF	$(93)	$93	$—
First Trust New York Municipal High Income ETF	—	—	—
As of July 31, 2026, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust California Municipal High Income ETF	$215,650,573	$2,455,910	$(2,405,440)	$50,470
First Trust New York Municipal High Income ETF	37,942,024	393,052	(409,326)	(16,274)
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026
H. Segment Reporting
An operating segment is defined in FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of each Fund. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreements between the Trust and the Advisor, First Trust manages the investment of each Fund’s assets and is responsible for the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreements, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Effective February 1, 2026, the Board of Trustees (the “Board”) approved a permanent contractual reduction of the annual unitary management fee for each Fund to 0.49% of average daily net assets. In connection with the adoption of the reduced annual unitary management fee, the Board has also approved, effective February 1, 2026, the termination of the temporary fee waiver for each Fund that was put in place on January 1, 2026 (described below). Additionally, under the Funds’ new fee structure, each Fund is no longer eligible for any breakpoint discounts described in each Fund’s prospectus or statement of additional information.
Prior to February 1, 2026, the annual unitary management fee payable by each Fund to First Trust for these services would reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.65000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%
Fund net assets greater than $10 billion	0.58500%
From January 1, 2026 to January 31, 2026 for each Fund, the Advisor waived management fees of 0.16% of average daily net assets. During any period in which such waiver was in effect, each Fund was not be eligible for any breakpoint discounts. During the fiscal year ended July 31, 2026, the Advisor waived fees of $27,531 and $3,873 for FCAL and FMNY, respectively.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026
are paid annual fees to serve in such capacities, with such compensation, prior to January 1, 2026, allocated pro rata among each fund in the First Trust Fund Complex based on net assets, and effective January 1, 2026, allocated equally among each fund in the First Trust Fund Complex. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2026, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust California Municipal High Income ETF	$72,943,628	$56,790,121
First Trust New York Municipal High Income ETF	23,747,954	6,926,594
For the fiscal year ended July 31, 2026, the Funds had no in-kind transactions.
5. Borrowings
The Trust, on behalf of FCAL, along with First Trust Exchange-Traded Fund IV, First Trust Series Fund and First Trust Variable Insurance Trust, has a credit agreement with BNY (the “Credit Agreement”) as administrative agent for a group of lenders. The borrowing rate is the higher of the federal funds effective rate and the adjusted daily simple SOFR rate plus 1.00%. The commitment amount under the Credit Agreement is $620 million and such commitment amount may be increased up to $700 million with the consent of one or more lenders. BNY charges on behalf of the lenders a commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. The commitment fee and agency fee are allocated amongst the funds that have access to the credit line pursuant to procedures approved by the Board of Trustees. To the extent that FCAL accesses the credit line, there would also be an interest fee charged. FCAL did not draw on the credit line during the fiscal year ended July 31, 2026.
6. Derivative Transactions
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2026, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	FCAL	FMNY
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$(426,336)	$(9,544)
Net change in unrealized appreciation (depreciation) on futures contracts	96,781	1,375
For FCAL, the average notional value of futures contracts outstanding during the fiscal year ended July 31, 2026, which is indicative of the volume of this derivative type, was $3,629,434.
For FMNY, the average notional value of futures contracts outstanding during the fiscal year ended July 31, 2026. which is indicative of the volume of this derivative type, was $113,509.
The Funds do not have the right to offset financial assets and financial liabilities related to futures contracts on the Statements of Assets and Liabilities.
7. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026
the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
8. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2026.
9. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust California Municipal High Income ETF and First Trust New York Municipal High Income ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of July 31, 2026, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Chicago, Illinois
September 22, 2026
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund III
July 31, 2026 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended July 31, 2026.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund III (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	448,229,817 1,692,488
Thomas J. Driscoll** Votes For Votes Withheld	448,104,659 1,817,646
Richard E. Erickson* Votes For Votes Withheld	447,812,453 2,109,852
Thomas R. Kadlec* Votes For Votes Withheld	446,751,895 3,170,410
Denise M. Keefe*** Votes For Votes Withheld	448,425,408 1,496,897
Robert F. Keith* Votes For Votes Withheld	447,967,349 1,954,956
Niel B. Nielson* Votes For Votes Withheld	447,968,834 1,953,471
Bronwyn Wright*** Votes For Votes Withheld	200,751,188 249,171,117

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of each of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust California Municipal High Income ETF (FCAL)
First Trust New York Municipal High Income ETF (FMNY)

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026 (Unaudited)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2027 at a meeting held on June 7–8, 2026. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 13, 2026 and June 7–8, 2026, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 13, 2026, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 7–8, 2026 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that each Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Funds’ investments. The Board considered the background and experience of the members of the Municipal Securities Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 13, 2026 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions,

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026 (Unaudited)
distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. The Board noted that, effective February 1, 2026, each Fund’s unitary fee rate was reduced to an annual rate of 0.49% of the Fund’s average daily net assets. Based on the information provided, the Board noted that the total (net) expense ratio for FCAL was above the median total (net) expense ratio of the peer funds in its Expense Group. The Board also noted that the total (net) expense ratio for FMNY was equal to the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Groups, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board also received and reviewed information comparing each Fund’s performance for periods ended December 31, 2025 to the performance of the funds in its Performance Universe and to that of a benchmark index.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure, including technology, and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2025 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP the exposure of their products to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable year ended July 31, 2026, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Funds designate the following percentages or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended July 31, 2026:

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026 (Unaudited)
	Tax Exempt Interest Dividends	Alternative Minimum Tax (AMT)
First Trust California Municipal High Income ETF	99.63%	12.54%
First Trust New York Municipal High Income ETF	99.10%	11.94%

Annual Financial Statements and Other Information
For the Year Ended July 31, 2026

First Trust Exchange-Traded Fund III

First Trust Short Duration Managed Municipal ETF (FSMB)
First Trust Ultra Short Duration Municipal ETF (FUMB)

First Trust Exchange-Traded Fund III
Annual Financial Statements and Other Information
July 31, 2026
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments
July 31, 2026

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS — 99.2%
	Alabama — 6.7%
$1,500,000	Baldwin Cnty AL Indl Dev Auth Sol Wst Disp Rev Var Novelis Corp Proj, Ser A, AMT (Mandatory put 03/01/33) (a)	4.30%	03/01/56	$1,488,087
1,250,000	Baldwin Cnty AL Indl Dev Auth Sol Wst Disp Rev Var Novelis Corp Proj, Ser B, AMT (Mandatory put 06/01/32) (a)	4.63%	06/01/55	1,265,607
1,035,000	Black Belt Energy Gas Dist AL Gas Proj Rev Bonds Proj No 7, Ser C-1 (Mandatory put 12/01/26)	4.00%	10/01/52	1,042,967
490,000	Black Belt Energy Gas Dist AL Gas Proj Rev Proj No 6, Ser B (Mandatory put 12/01/26)	4.00%	10/01/52	494,320
550,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser B	5.00%	12/01/30	574,259
1,165,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser C-1	5.25%	12/01/27	1,190,748
1,000,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser C-1 (Mandatory put 06/01/29)	5.25%	02/01/53	1,042,887
745,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser D	5.00%	11/01/31	775,920
750,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser E	5.00%	07/01/31	776,971
3,240,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser F	5.00%	12/01/31	3,383,124
1,000,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser G	5.00%	06/01/28	1,026,721
2,200,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser G	5.00%	06/01/30	2,290,125
3,385,000	Black Belt Energy Gas Dist AL Gas Sply Rev Ref, Ser D1 (Mandatory put 06/01/27)	4.00%	07/01/52	3,407,881
1,000,000	Black Belt Energy Gas Dist AL Gas Sply Rev, Ser B (Mandatory put 12/01/30)	5.25%	12/01/53	1,063,721
1,000,000	Energy SE AL A Cooperative Dist Energy Sply Rev, Ser B (Mandatory put 06/01/32)	5.25%	07/01/54	1,060,852
100,000	Midcity Impt Dist AL Spl Assmnt Rev	3.88%	11/01/27	98,952
2,500,000	Mobile AL Indl Dev Brd Poll Control Rev Var AL Pwr Co Barry Plant Remk (Mandatory put 03/15/29)	2.75%	07/15/34	2,474,314
300,000	Mobile AL Indl Dev Brd Rev Var AL Pwr Co Barry Plt PJ, Ser B (b)	3.15%	09/01/31	300,000
2,315,000	SE Energy Auth AL Cmdy Sply Rev Proj #1, Ser A (Mandatory put 10/01/28)	4.00%	11/01/51	2,336,662
2,095,000	SE Energy Auth AL Cmdy Sply Rev Proj #2, Ser B	4.00%	06/01/30	2,103,957
500,000	SE Energy Auth AL Cmdy Sply Rev Proj No 3, Ser A-1	5.00%	12/01/26	502,593
2,210,000	SE Energy Auth AL Cooperative Dist Gas Sply Rev, Ser F	5.25%	11/01/30	2,321,605
6,000,000	SE Energy Auth AL Cooperative, Ser C (Mandatory put 11/01/32)	5.00%	10/01/55	6,270,404
750,000	SE Energy Auth AL Cooperative, Ser E	5.00%	10/01/29	787,600
1,205,000	SE Energy Auth AL Cooperative, Ser H	5.00%	05/01/32	1,251,483
480,000	SE Energy Auth AL Cooperative, Ser H	5.00%	05/01/33	498,960
2,120,000	Selma AL Indl Dev Brd Rev Var Intl Paper Co Proj Ref Remk, Ser A (Mandatory put 10/01/31)	3.45%	11/01/33	2,107,256
				41,937,976
	Arizona — 1.4%
1,630,000	AZ Indl Dev Auth Hosp Rev Phoenix Children’s Hosp, Ser A	5.00%	02/01/35	1,712,894
800,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj, Ser B (a)	5.00%	07/01/29	802,771
530,000	AZ St Indl Dev Auth Edu Rev Doral Acdmy NV Fire Mesa & Red Rock Cmps Proj, Ser A	3.55%	07/15/29	517,313
505,000	AZ St Indl Dev Auth Edu Rev Pinecrest Acdmy Horizon Inspirada & St Rose Cmps, Ser A (a)	5.00%	07/15/28	505,232
430,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (a)	4.00%	07/15/31	423,072
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Arizona (Continued)
$500,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Equitable Sch Revolving Fund Sustainable Bonds, Ser A	4.00%	11/01/27	$500,197
1,010,000	Chandler AZ Indl Dev Auth Indl Dev Rev Var Intel Corp Proj Remk, AMT (Mandatory put 06/15/28)	4.10%	12/01/37	1,021,340
2,375,000	Chandler AZ Indl Dev Auth Indl Dev Rev Var Intel Corp Proj, Ser 2022-2, AMT (Mandatory put 09/01/27)	5.00%	09/01/52	2,397,847
1,000,000	Tempe AZ Indl Dev Auth Rev Temps 50 Friendship Vlg of Tempe Proj, Ser B-2	3.50%	12/01/30	989,206
				8,869,872
	Arkansas — 0.9%
2,500,000	AR Dev Fin Auth Envrnmntl Rev Var United States Steel Corp Proj, Ser A, AMT (Mandatory put 03/01/33) (a)	4.00%	09/01/46	2,493,342
2,000,000	AR St Dev Fin Auth Res Recovery Rev Var Weyerhaeuser Co Proj, AMT (Mandatory put 10/15/32)	3.88%	10/15/65	1,996,708
975,000	Fayetteville AR Pub Facs Brd Retmnt Facs Rev Butterfield Trail Vlg Proj	5.00%	12/01/36	1,039,275
				5,529,325
	California — 4.6%
350,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser A-1 (Mandatory put 08/01/28)	4.00%	05/01/53	353,095
2,000,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser B-1 (Mandatory put 08/01/31)	4.00%	02/01/52	1,999,484
1,640,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser B-1 (Mandatory put 08/01/29)	5.00%	07/01/53	1,700,320
910,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser E (Mandatory put 09/01/32)	5.00%	02/01/55	953,060
500,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bonds, Ser E	5.00%	07/01/31	531,202
1,900,000	CA Hsg Fin Agy Ltd Oblig Mf Hsg Rev Var 5035 Coliseum Street Proj, Ser NN (Mandatory put 10/01/26)	2.95%	02/01/56	1,898,960
1,250,000	CA St Hlth Facs Fing Auth Rev Initial Entrance Fees, Ser A	3.85%	11/15/27	1,250,348
1,200,000	CA St Muni Fin Auth Sol Wst Disp Rev Var Rep Svcs Inc Proj Remk, Ser A, AMT (Mandatory put 09/15/26)	2.88%	03/01/56	1,199,533
2,500,000	CA St Muni Fin Auth Sol Wst Disp Rev Var Wst Mgmt Inc Remk, Ser A, AMT (Mandatory put 10/02/28)	3.45%	10/01/41	2,506,674
3,000,000	CA St Muni Fin Auth Spl Fac Rev United Airls Inc Proj, AMT	4.00%	07/15/29	3,016,974
750,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Var Ref Rep Svcs Inc Proj Remk, AMT (Mandatory put 08/17/26) (a)	2.88%	07/01/43	749,900
2,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Var Wst Mgmt Proj Remk, Ser A, AMT (Mandatory put 07/02/29)	4.25%	07/01/31	2,021,592
235,000	CA St Sch Fin Auth Chrt Sch Rev Ref Classical Academies Oceanside Proj, Ser A (a)	4.00%	10/01/27	235,359
500,000	Centrl Vly CA Energy Auth Cmdy Sply Rev	5.00%	08/01/30	519,540
100,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/26	100,056
475,000	Fontana CA Spl Tax Cmnty Facs Dt #109	5.00%	09/01/30	497,789
260,000	Fontana CA Spl Tax Cmnty Facs Dt #109	5.00%	09/01/32	274,863
730,000	Los Angeles CA Dept of Arpts Arpt Rev Subord Ref, Ser A, AMT	5.00%	05/15/29	768,223
730,000	Los Angeles CA Dept of Arpts Arpt Rev Subord Ref, Ser A, AMT	5.00%	05/15/31	763,288
1,000,000	Los Angeles CA Dept of Arpts Arpt Rev Subord Ref, Ser A, AMT	5.00%	05/15/35	1,035,673
500,000	Ontario CA Cmnty Facs Dist #64 Spl Tax Sunset Ranch	5.00%	09/01/30	520,913
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$525,000	Ontario CA Cmnty Facs Dist #64 Spl Tax Sunset Ranch	5.00%	09/01/31	$549,973
100,000	Orange Cnty CA Cmnty Facs Dist Cmnty Facs Dt #2025 1 Impt Area #1 Rienda 3, Ser A	5.00%	08/15/30	104,308
100,000	Orange Cnty CA Cmnty Facs Dist Cmnty Facs Dt #2025 1 Impt Area #1 Rienda 3, Ser A	5.00%	08/15/31	104,367
85,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No 1	4.00%	09/01/26	85,037
2,000,000	San Diego Cnty CA Regl Arpt Auth Arpt Rev Sr Priv Activity, Ser B, AMT	5.00%	07/01/31	2,150,907
445,000	San Diego Cnty CA Regl Arpt Auth Arpt Rev Sub Rev, Ser B, AMT	5.00%	07/01/35	450,322
1,985,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser A, AMT	5.00%	05/01/34	2,063,357
80,000	San Francisco CA City & Cnty Dev Spl Tax Dist No Mission Rock Fac and Svcs, Ser A (a)	4.00%	09/01/26	80,036
100,000	San Luis Obispo CA Cmnty Facs Dist #2019-1 Spl Tax	4.00%	09/01/26	100,054
				28,585,207
	Colorado — 3.1%
500,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp (a)	5.00%	12/15/28	500,316
400,000	CO St Hlth Facs Auth Rev Commonspirit Hlth Oblig Grp, Ser A	5.00%	11/01/26	401,878
460,000	CO St Hlth Facs Auth Rev Ref Christian Living Cmntys Obligated Grp	5.00%	01/01/31	489,873
565,000	CO St Hlth Facs Auth Rev Ref Christian Living Cmntys Obligated Grp	5.00%	01/01/32	605,454
560,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/36	577,436
1,035,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/31	1,080,905
505,000	CO St Hlth Facs Auth Rev Ref Covenant Living Cmntys and Svcs	5.00%	12/01/29	528,891
1,000,000	CO St Hlth Facs Auth Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.25%	05/15/30	1,012,102
395,000	CO St Hlth Facs Auth Rev Ref, Ser A	5.00%	05/15/30	413,506
3,925,000	CO St Hlth Facs Auth Rev Var Advent Hlth Obligated Grp, Ser A (Mandatory put 11/15/30)	5.00%	11/15/60	4,217,273
1,000,000	CO St Hlth Facs Auth Rev Var Intermountain Hlthcare, Ser E (b)	2.95%	05/15/62	1,000,000
2,000,000	CO St Hlth Facs Auth Rev Var Ref Intermountain Hlthcare, Ser C (Mandatory put 08/15/28)	5.00%	05/15/62	2,082,847
1,250,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/29	1,299,159
1,290,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/31	1,335,518
760,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/32	785,243
1,215,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/34	1,249,637
500,000	Sand Creek CO Met Dist Ref Ltd Tax, Ser A	4.00%	12/01/31	496,150
1,055,000	Traditions CO Met Dist #2 Ref, BAM	5.00%	12/01/32	1,060,770
				19,136,958
	Connecticut — 1.2%
1,000,000	CT St Hlth & Eductnl Facs Auth Rev Fairview Issue Temps 50, Ser B-3	4.40%	12/15/31	1,002,421
215,000	CT St Hlth & Eductnl Facs Auth Rev Hartford Hlthcare, Ser A	5.00%	07/01/30	227,522
1,365,000	CT St Hsg Fin Auth Ref St Supported Spl Oblig, Ser 21, AMT	4.00%	06/15/30	1,365,229
525,000	CT St Ref, Ser B	5.00%	12/01/28	552,235
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Connecticut (Continued)
$2,000,000	CT St Spl Tax Oblig Rev Transprtn Infra, Ser A	5.00%	09/01/30	$2,003,597
2,000,000	Stamford CT Hsg Auth Mozaic Concierge Living Proj, Ser D	4.25%	10/01/30	2,012,923
				7,163,927
	Delaware — 0.4%
2,350,000	DE St Econ Dev Auth Rev Ref Delmarva Pwr & Light Co Proj Remk, Ser A	3.60%	01/01/31	2,389,426
	District of Columbia — 1.5%
1,000,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.00%	10/01/28	1,040,161
1,295,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.00%	10/01/30	1,341,669
1,305,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.00%	10/01/31	1,402,158
2,250,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.00%	10/01/31	2,417,515
525,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.00%	10/01/31	557,033
2,145,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.00%	10/01/35	2,260,986
				9,019,522
	Florida — 10.5%
985,000	Ave Maria FL Stewardship Cmnty Dist Capital Impt Rev Phase 3 Master Impt Proj	2.75%	05/01/31	918,463
100,000	Avelar Creek FL CDD Spl Assmnt Ref Spl Assmnt, Ser 2016	3.63%	05/01/31	97,276
950,000	Babcock Ranch Cmnty Indep Spl Dist FL Spl Assmnt Rev Assmt Area 3A (a)	4.50%	11/01/29	961,669
55,000	Babcock Ranch Cmnty Indep Spl Dist FL Spl Assmnt Rev Proj, Ser 2022	4.13%	05/01/27	55,152
645,000	Berry Bay CDD FL Spl Assmnt Rev Assmnt Area One	3.13%	05/01/31	608,519
50,000	Black Creek FL CDD Spl Assmnt Expansion Area Proj	4.80%	06/15/27	50,337
1,415,000	Brightshore CDD FL Capital Impt Rev	4.00%	05/01/32	1,362,783
1,285,000	Broward Cnty FL Port Facs Rev Sr Bond, Ser B, AMT	5.00%	09/01/28	1,326,328
600,000	Buckhead Trails II CDD FL Spl Assmnt Proj, Ser 2026	4.13%	05/01/33	583,767
2,000,000	Capital Trust Auth FL Hlth Care Facs Rev Ref UF Hlth Projs, Ser A, AG	5.00%	12/01/32	2,164,197
40,000	Creekview CDD FL Spl Assmnt Rev Phase I Proj	3.88%	05/01/27	39,849
120,000	Cross Creek N CDD FL Spl Assmnt, Ser 2022	3.40%	05/01/27	119,962
930,000	Cypress Preserve Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area 2	3.75%	11/01/31	896,177
360,000	Cypress Reserve CDD FL Capital Impt Rev (a)	4.00%	05/01/30	352,326
210,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area Two	3.00%	05/01/27	208,617
350,000	Epperson N CDD FL Capital Impt Rev Assmnt Area #2	3.00%	05/01/31	330,935
715,000	Escambia Cnty FL Envrnmntl Impt Rev Var Ref Intl Paper Co Proj Remk, Ser B (Mandatory put 10/01/31)	3.45%	11/01/33	710,702
2,500,000	FL Dev Fin Corp Hlthcare Facs Rev Var Tampa General Hosp Proj, Ser B (Mandatory put 10/01/31)	5.00%	08/01/56	2,678,791
500,000	FL St Dept Gen Svcs Div Facs Mgmt Rev Ref FL Facs Pool, Ser A	4.00%	09/01/30	505,863
750,000	FL St Dev Fin Corp Sol Wst Disp Rev Var Wst Mgmt Inc Proj, Ser A, AMT (Mandatory put 09/01/28)	3.40%	09/01/50	751,039
1,000,000	FL St Dev Fin Corp Sol Wst Disp Rev Var Wst Pro USA Inc Proj, AMT (Mandatory put 04/02/31)	4.35%	04/01/37	993,719
1,000,000	FL St Dev Fin Corp Sol Wst Disp Rev Wst Pro USA Inc Proj Remk, AMT (a)	4.50%	07/01/32	992,884
1,250,000	FL St Hsg Fin Corp Mf Mtge Rev Var Maison at Solvita Marketplace, Ser G-2 (Mandatory put 05/01/28)	3.50%	11/01/42	1,256,810
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$2,000,000	FL St Hsg Fin Corp Mf Mtge Rev Var The Enclave at Canopy Park, Ser I (Mandatory put 01/01/28)	3.30%	07/01/58	$2,002,972
1,750,000	FL St Hsg Fin Corp Var The Sailx On Vine, Ser E (Mandatory put 06/01/27)	3.80%	06/01/42	1,750,632
440,000	GIR E CDD FL Capital Impt Rev Assmnt Area One	4.30%	05/01/32	436,657
800,000	Groves at Lake Marion CDD FL Spl Assmnt (a)	4.00%	12/15/33	772,222
450,000	Gtr Orlando FL Aviation Auth Arpt Facs Rev, Ser A, AMT	5.00%	10/01/31	471,477
720,000	Hidden Creek N Cmnty Dev Dist FL Spl Assmnt, Ser A1	4.00%	11/01/30	718,793
1,865,000	Hills Minneola Cmnty Dev Dist FL Spl Assmnt Rev S Parcel Assmnt Area (a)	3.50%	05/01/31	1,803,058
1,250,000	Hillsborough Cnty FL Hsg Fin Auth Mf Rev Var The Loop (Mandatory put 07/01/28)	3.45%	01/01/43	1,250,479
210,000	Hyde Park CDD #1 FL Spl Assmnt, Ser A	4.75%	05/01/31	210,487
1,000,000	Kingston One CDD FL Spl Assmnt Assmnt Area One 2025 Proj Area	4.25%	05/01/30	999,092
750,000	Lakes By The Bay S FL CDD Assmnt Ref	5.00%	05/01/27	756,457
930,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Country Club E Proj	5.35%	05/01/34	950,008
535,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Del Webb Proj (a)	5.00%	05/01/37	537,397
1,710,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Lakewood Ranch SE Proj	5.00%	05/01/30	1,786,675
235,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev NE Sector Proj Phase 1A	4.25%	05/01/28	237,284
40,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Stewardship Dist Azario Proj	3.40%	05/01/30	39,315
1,000,000	Lee Cnty FL Arpt Rev Var, Ser A-2, AMT (Mandatory put 10/01/31)	5.00%	10/01/56	1,058,249
1,000,000	Lee Cnty FL Indl Dev Auth Hlthcare Facs Rev Shell Point Obligated Grp, Ser B-2 (Temps-65)	4.38%	11/15/29	1,001,754
1,000,000	Lee Cnty FL Indl Dev Auth Hlthcare Facs Rev Shell Point Obligated Grp, Ser B-3 (Temps-50)	4.13%	11/15/29	1,000,775
240,000	Lee Cnty FL Indl Dev Auth Hosp Rev Exchange Ref Lee Hlth Sys, Ser 2019 A-1	5.00%	04/01/35	248,272
720,000	Legacy Palm Drive CDD FL Capital Impt Rev	4.10%	05/01/31	711,412
515,000	Liberty Cove CDD FL Spl Assmnt Rev Assmnt Area One Proj	4.80%	05/01/31	516,055
110,000	LTC Ranch W Rsdl Cmnty Dev Dist Spl Assmnt Rev Assmnt Area Two Proj Pod 5, Ser AA2	4.85%	05/01/31	110,864
3,000,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/31	3,207,234
130,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/38	130,053
1,275,000	Miami-Dade Cnty FL Indl Dev Auth Sol Wst Disp Rev Var Wst Mgmt Inc Proj Remk, Ser B, AMT (Mandatory put 07/01/27)	3.25%	11/01/48	1,273,364
2,000,000	Miami-Dade Cnty FL Seaport Rev Ref Sr Bonds, Ser A, AMT	5.00%	10/01/30	2,113,760
850,000	Nthrn Palm Beach Cnty FL Impt Dist	2.88%	08/01/31	785,277
230,000	Old Hickory CDD FL Spl Assmnt Spl Asmt	3.00%	06/15/30	221,716
3,715,000	Palm Beach Cnty FL Hlth Facs Auth Ref Acts Retmnt Life Cmntys Inc Oblig Grp	5.00%	11/15/32	3,722,219
295,000	Parrish Lakes CDD Capital Impt Rev Assmnt Area Three	5.00%	05/01/31	298,334
1,010,000	Pensacola FL Arpt Rev, AMT	5.00%	10/01/31	1,083,218
45,000	Pine Isle Cmnty Dev Dist FL Spl Assmnt 2021 Proj (a)	2.38%	12/15/26	44,805
290,000	Rhodine Road N CDD FL Spl Assmnt 2019 Assmnt Area	4.00%	05/01/30	292,232
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$1,000,000	S Kendall FL CDD Spl Assmnt Ref	4.00%	11/01/31	$990,119
400,000	Saltleaf CDD FL Capital Impt Rev	4.13%	05/01/31	395,990
450,000	Saltleaf CDD FL Capital Impt Rev	4.75%	05/01/31	453,420
715,000	San Simeon Cmnty Dev Dist FL Spl Assmnt (a)	3.75%	06/15/31	695,594
605,000	Shell Point Cmnty Dev Dist FL Spl Assmnt (a)	4.50%	11/01/29	610,088
80,000	Silver Palms W CDD FL Spl Assmnt 2022 Proj	2.60%	06/15/27	79,230
765,000	Silver Palms W CDD FL Spl Assmnt 2022 Proj	3.00%	06/15/32	720,965
270,000	Stillwater CDD FL Sp Assmnt Spl Assmt 2021 Proj (a)	3.00%	06/15/31	251,856
545,000	Sugarloaf CDD FL Capital Impt Rev Assmnt Area One	4.00%	12/15/33	525,085
390,000	Summer Woods CDD FL Spl Assmnt Area Two 2020 Proj	3.30%	05/01/31	374,541
550,000	Sunrise CDD FL Capital Impt Rev (a)	4.25%	05/01/30	544,068
1,650,000	Tern Bay CDD FL Spl Assmnt	3.40%	06/15/32	1,564,309
455,000	The Heights CDD FL Spl Assmnt Rev CDD	4.00%	01/01/28	455,230
110,000	Timber Creek SW CDD FL Spl Assmnt Area Two Proj	2.35%	12/15/26	109,415
825,000	Tolomato FL CDD Ref 2022A Assmnt Area, Ser A, AG	3.00%	05/01/28	823,271
185,000	Two Rivers W CDD FL Spl Assmnt Proj, Ser 2024	4.80%	05/01/31	186,555
345,000	V-Dana CDD FL Spl Assmnt Assmnt Area Two 2025 Proj Area	4.45%	05/01/32	346,483
1,525,000	Venice FL Temps 50 Vlg on The Isle Proj, Ser B-3 (a)	4.25%	01/01/30	1,525,013
485,000	Veranda CDD II FL Spl Assmnt Rev Ref Assmt Area 3 Preserve E Proj	4.25%	05/01/31	488,184
140,000	Villamar CDD FL Spl Assmnt	4.00%	05/01/29	140,336
540,000	Vivid Shores Cmnty Dev Dist FL Spl Assmnt 2025 Proj Area	4.00%	05/01/30	535,254
425,000	Volusia Cnty FL Eductnl Fac Auth Stetson Univ Inc Proj	5.00%	06/01/30	443,796
1,400,000	W Vlgs FL Impt Dist Ref Spl Assmt Unit Dev #1	4.50%	05/01/32	1,400,724
570,000	W Vlgs FL Impt Dist Unit of Dev #10 Assmnt Area Two	4.00%	05/01/30	564,796
600,000	Woodlands Section 9 CDD FL Spl Assmnt	4.25%	05/01/31	586,609
				65,319,694
	Georgia — 4.9%
1,000,000	Appling Cnty GA Dev Auth Var GA Pwr Co Plt Hatch Proj (b)	3.15%	09/01/41	1,000,000
2,500,000	Atlanta GA Arpt Rev Ref, Ser B, AMT	5.00%	07/01/30	2,659,839
2,500,000	Atlanta GA Urban Rsdl Fin Auth Mf Hsg Rev Var N Block (Mandatory put 02/01/28)	3.40%	02/01/29	2,506,744
2,000,000	Bartow Cnty GA Dev Auth Solid Wst Disp Fac Rev Var GA Pwr Co Plt Bowen Proj, AMT (b)	3.15%	11/01/62	2,000,000
250,000	Bartow Cnty GA Dev Auth Var Ref GA Pwr Co Plt Bowen Proj Remk, First Ser (Mandatory put 03/08/28)	3.95%	12/01/32	253,330
875,000	Burke Cnty GA Dev Auth Poll Control Rev Var GA Pwr Co Plant Vogtle Proj Remk, 5th Ser (Mandatory put 06/13/28)	3.70%	10/01/32	884,288
3,800,000	Burke Cnty GA Dev Auth Poll Control Rev Var Ref GA Pwr Co Plant Vogtle Proj (b)	3.05%	11/01/52	3,800,000
1,500,000	Burke Cnty GA Dev Auth Poll Control Rev Var Ref GA Pwr Co Plant Vogtle Remk, 1st Ser (Mandatory put 03/12/27)	3.38%	11/01/53	1,502,514
250,000	Columbia Cnty GA Hosp Auth Rev Anticipation Ctfs Wellstar Hlth Sys Inc Proj, Ser B	5.00%	04/01/27	253,651
420,000	GA St Hsg & Fin Auth Rev Ref, Ser C	3.50%	06/01/31	424,373
650,000	GA St Hsg & Fin Auth Rev Ref, Ser C	3.55%	12/01/31	656,330
1,000,000	Main Street Energy Inc Energy Proj Rev, Ser A	5.00%	10/01/33	1,047,824
3,700,000	Main Street Energy Inc Energy Proj Rev, Ser D	5.00%	12/01/33	3,844,043
2,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	06/01/29	2,058,358
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Georgia (Continued)
$880,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 09/01/27)	4.00%	07/01/52	$887,868
510,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 12/01/29)	4.00%	09/01/52	512,256
1,290,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C (Mandatory put 09/01/26)	4.00%	03/01/50	1,291,228
1,950,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser D (Mandatory put 04/01/31)	5.00%	04/01/54	2,049,792
100,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser D (Mandatory put 12/01/30)	5.00%	05/01/54	104,123
2,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser E (Mandatory put 12/01/32)	5.00%	05/01/55	2,085,551
500,000	Muni Elec Auth of GA Plant Vogtle Units 3&4 Proj M Bonds, Ser A	5.00%	01/01/38	510,379
				30,332,491
	Guam — 0.1%
250,000	Guam Govt Busn Privilege Tax Rev Ref, Ser F	5.00%	01/01/28	255,592
360,000	Guam Pwr Auth Rev Ref, Ser A	5.00%	10/01/33	364,107
				619,699
	Hawaii — 0.2%
1,000,000	Honolulu City & Cnty HI Wstwtr Sys Rev Sr, Ser A	5.00%	07/01/29	1,001,705
	Illinois — 2.9%
40,000	Chicago IL Brd of Edu Chicago Sch Reform Brd, Ser A, NATL-RE	5.50%	12/01/26	40,181
500,000	Chicago IL Midway Arpt Rev Ref Sr Lien, Ser A, AMT, BAM	5.00%	01/01/27	504,430
2,000,000	Chicago IL Midway Arpt Rev Ref Sr, Ser C, AMT	5.00%	01/01/33	2,146,514
520,000	Chicago IL O’Hare Intl Arpt Rev Gen Sr Lien, Ser D, AMT	5.00%	01/01/29	523,907
3,000,000	IL St Dev Fin Auth Sol Wst Disp Rev Var Wst Mgmt Inc Proj Remk, AMT (Mandatory put 11/02/26)	3.45%	11/01/44	3,004,266
225,000	IL St Fin Auth Rev Ref Ascension Hlth Credit Grp, Ser C	5.00%	02/15/27	227,596
2,000,000	IL St Fin Auth Rev Ref Ascension Hlth Credit Grp, Ser C	5.00%	02/15/30	2,018,223
1,000,000	IL St Hsg Dev Auth Mf Hsg Rev Var Island Terrace Remk (Mandatory put 04/01/28)	2.80%	08/01/28	992,758
665,000	IL St Hsg Dev Auth Rev Homeowner Mtge, Subser A-1	3.15%	02/01/28	664,674
2,000,000	IL St, Ser A	5.00%	12/01/31	2,041,303
250,000	IL St, Ser B	5.00%	05/01/28	258,651
2,365,000	IL St, Ser C	5.00%	11/01/29	2,418,122
1,055,000	Rock Island Cnty IL Sch Dist #41 Rock Island, BAM	5.00%	12/01/29	1,100,509
1,000,000	Sales Tax Securitization Corp IL Ref, Ser C	5.25%	01/01/35	1,041,143
1,000,000	Wauconda IL Spl Svc Area #1 Spl Tax Ref, BAM	5.00%	03/01/33	1,000,702
				17,982,979
	Indiana — 3.2%
1,465,000	IN St Fin Auth Econ Dev Rev Var Ref Rep Svcs Inc Proj Remk, Ser A, AMT (Mandatory put 09/01/26)	2.90%	05/01/28	1,464,662
2,000,000	IN St Fin Auth Envrnmntl Facs Rev Var Ref IN Pwr & Light Co Proj, Ser A	1.40%	08/01/29	1,834,174
1,350,000	IN St Fin Auth Envrnmntl Rev Ref Var Duke Energy IN Inc Proj Remk, Ser A-1, AMT (Mandatory put 06/01/32)	4.50%	05/01/35	1,356,736
730,000	IN St Fin Auth Hlth Fac Rev Margaret Mary Hlth Proj, Ser A	5.00%	03/01/30	756,699
3,000,000	IN St Fin Auth Hlth Sys Rev Var Ref Franciscan Alliance Inc Obligated Grp, Ser E (b)	3.00%	11/01/56	3,000,000
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Indiana (Continued)
$1,250,000	IN St Fin Auth Hlth Sys Rev Var Ref IN Univ Hlth, Ser D-1 (Mandatory put 10/01/29)	5.00%	10/01/64	$1,315,385
25,000	IN St Fin Auth Rev BHI Sr Living, Ser A	4.00%	11/15/26	25,027
1,000,000	IN St Fin Auth Rev Greenwood Vlg S Proj Temps 50SM, Ser C-2	3.75%	05/15/32	999,722
570,000	IN St Fin Auth Rev Ref Marquette Proj, Ser A	5.00%	03/01/27	575,316
600,000	IN St Fin Auth Rev Ref Marquette Proj, Ser A	5.00%	03/01/28	614,927
2,260,000	Indianapolis IN Loc Pub Impt Bond Bank Ref Indianapolis Arpt Auth Proj, Ser I-2, AMT	5.00%	01/01/31	2,407,968
1,425,000	La Porte IN Multi Sch Bldg Corp 1st Mtge	3.00%	07/15/32	1,344,249
3,065,000	Whiting IN Envrnmntl Facs Rev Var BP Products N America Inc Proj Remk, AMT (Mandatory put 06/10/31)	4.40%	11/01/45	3,131,906
1,000,000	Whiting IN Envrnmntl Facs Rev Var Ref BP Products N America Inc Remk, Ser A, AMT (Mandatory put 06/10/33)	4.00%	12/01/44	999,040
				19,825,811
	Iowa — 0.8%
1,000,000	IA St Brd Regents Hosp Rev Univ of IA Hlth Cares Hosp Sys, Ser A	5.00%	09/01/27	1,023,728
1,500,000	IA St Fin Auth Rev Var Ref Lifespace Cmnty Remk, Ser B (Mandatory put 05/15/31)	3.95%	05/15/56	1,500,000
2,395,000	Pefa Inc IA Gas Proj Rev (Mandatory put 09/01/26)	5.00%	09/01/49	2,398,547
335,000	Pefa Inc IA Gas Proj Rev Ref Gas Proj, Ser A	5.00%	04/01/30	348,581
				5,270,856
	Kansas — 0.1%
750,000	Univ of KS KS Hosp Auth Hlth Facs Rev Var The Univ KS Hlth Sys, Ser B (Mandatory put 03/01/30)	5.00%	03/01/55	792,571
	Kentucky — 3.5%
1,000,000	Boone Cnty KY Poll Control Rev Ref Duke Energy KY Inc Proj Remk, Ser A	3.70%	08/01/27	1,003,622
500,000	KY Bond Dev Corp Rev Univ of KY Central Util Plant Proj, Ser A	5.00%	04/30/31	535,476
1,065,000	KY St Interlocal Sch Transprtn Assn Equipment Lease Re, COPS	4.00%	03/01/29	1,088,382
3,290,000	KY St Pub Energy Auth Gas Sply Rev Ref, Ser A (Mandatory put 12/01/29)	5.25%	06/01/55	3,460,496
1,060,000	KY St Pub Energy Auth Gas Sply Rev Ref, Ser B	5.00%	08/01/28	1,089,918
280,000	KY St Pub Energy Auth Gas Sply Rev Ref, Ser B	5.00%	08/01/29	289,511
3,760,000	KY St Pub Energy Auth Gas Sply Rev Ref, Ser B (Mandatory put 08/01/32)	5.00%	01/01/55	3,917,626
325,000	KY St Pub Energy Auth Gas Sply Rev Var, Ser C (Mandatory put 02/01/28)	4.00%	02/01/50	327,452
2,000,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Var Norton Hlthcare Inc, Ser C (b)	3.10%	10/01/53	2,000,000
1,100,000	Meade Cnty KY Indl Bldg Rev Var Nucor Steel Brandenburg Proj Sustainable Bond, Ser B-1 (b)	3.50%	08/01/61	1,100,000
1,860,000	Owensboro KY Wtr Rev Ref & Impt	3.50%	09/15/31	1,856,608
1,195,000	Paducah KY Elec Plant Brd Rev Ref, Ser A, AG	5.00%	10/01/30	1,199,084
2,500,000	Trimble Cnty KY Envrnmntl Facs Rev Ref Louisville Gas Elec Co Proj, Ser A	3.75%	06/01/33	2,470,495
1,580,000	Trimble Cnty KY Envrnmntl Facs Rev Var Louisville Gas & Elec Co Proj, Ser A, AMT (Mandatory put 06/01/27)	4.70%	06/01/54	1,591,067
				21,929,737
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Louisiana — 1.4%
$1,200,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ref Hosp Womans Fdtn Proj, Ser A	5.00%	10/01/33	$1,218,308
2,000,000	Saint James Parish LA Rev Var Nustar Logistics LP Proj Remk (Mandatory put 06/01/30)	3.70%	08/01/41	2,003,910
4,000,000	Saint John The Baptist Parish LA Rev Var Ref Marathon Oil Corp Proj Remk, Ser C (Mandatory put 07/03/28)	3.30%	06/01/37	4,076,659
1,500,000	Saint John The Baptist Parish LA Rev Var Ref Marathon Oil Corp Proj Remk, Subser 2017-D (Mandatory put 07/02/29)	3.00%	06/01/37	1,490,378
				8,789,255
	Maine — 0.7%
1,530,000	ME St Fin Auth Loan Rev Ref Stdt Loan Rev Bond Class A, Ser 2019A-1, AG, AMT	5.00%	12/01/26	1,538,487
320,000	ME St Hsg Auth Mtge Pur Sustainable Bonds, Ser A	3.45%	11/15/31	317,933
525,000	ME St Hsg Auth Mtge Pur Sustainable Bonds, Ser A	3.55%	11/15/32	519,532
2,000,000	ME St Hsg Auth Mtge Pur Sustainable Bonds, Ser C	3.25%	11/15/30	1,981,923
				4,357,875
	Maryland — 1.5%
435,000	Cmnty Dev Admin MD Mf Dev Rev Sustainable Bonds Vlgs at Marley Station, Ser D-1	3.55%	08/01/31	434,631
345,000	Cmnty Dev Admin MD Mf Dev Rev Sustainable Bonds Vlgs at Marley Station, Ser D-1	3.60%	02/01/32	347,346
3,000,000	Cmnty Dev Admin MD Mf Dev Rev Sustainable Bonds Vlgs at Marley Station, Ser D-2	3.30%	01/01/29	3,010,654
1,550,000	MD St Econ Dev Corp Var Ref Constellation Energy Grp Proj Remk, Ser B (Mandatory put 04/03/28)	4.10%	10/01/36	1,578,806
2,000,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Var Ref Medstar Hlth Issue, Ser B (Mandatory put 08/15/33)	5.00%	08/15/56	2,160,036
2,000,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Var Univ of MD Med Sys Issue, Ser C-1 (b)	3.10%	07/01/55	2,000,000
				9,531,473
	Massachusetts — 0.6%
2,000,000	MA St Dev Fin Agy Rev Lasell Vlg Inc	5.00%	07/01/29	2,087,656
1,500,000	MA St Dev Fin Agy Rev Linden Ponds Inc Fac (a)	5.00%	11/15/33	1,537,643
				3,625,299
	Michigan — 1.6%
1,000,000	Detroit MI	5.00%	04/01/28	1,026,186
400,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Sr Lien Bonds, Ser B	5.00%	07/01/29	423,407
1,155,000	MI St Fin Auth Rev Multi Modal McLaren Hlth Care, Ser A	5.00%	02/15/29	1,207,158
155,000	MI St Fin Auth Rev Ref Hosp McLaren Hlth Care, Ser A	5.00%	05/15/27	155,225
1,790,000	MI St Fin Auth Rev Var Trinity Hlth Credit Grp, Ser B (Mandatory put 12/01/28)	5.00%	12/01/43	1,853,276
2,000,000	MI St Strategic Fund Ltd Oblg Rev Var Consumers Energy Co Proj Remk, AMT (Mandatory put 10/01/27)	3.35%	10/01/49	1,994,942
1,000,000	MI St Strategic Fund Ltd Oblg Rev Var DTE Elec Co Exempt Fac Proj, Ser 2023-DT, AMT (Mandatory put 06/03/30)	3.88%	06/01/53	991,828
1,000,000	Wayne Cnty MI Arpt Auth Rev Ref Detroit Met Wayne Cnty Arpt, Ser G, AMT	5.00%	12/01/31	1,071,370
930,000	Wayne Cnty MI Arpt Auth Rev, Ser B, AMT	5.00%	12/01/38	966,683
				9,690,075
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Minnesota — 0.6%
$1,380,000	Minneapolis Saint Paul MN Met Arpts Commn Arpt Rev Ref Subser B, AMT	5.00%	01/01/35	$1,426,514
525,000	MN St Agric & Econ Dev Brd Hlth Care Sys Rev Ref Fairview Hlth Svcs, Ser A	5.00%	11/15/30	555,658
850,000	MN St Agric & Econ Dev Brd Hlth Care Sys Rev Ref Fairview Hlth Svcs, Ser A	5.00%	11/15/31	905,292
150,000	MN St Hsg Fin Agy Sustainable Bond, Ser A	2.70%	07/01/29	147,566
275,000	MN St Hsg Fin Agy Sustainable Bond, Ser A	2.75%	01/01/30	269,233
715,000	St Paul Park MN Hsg Rev Ref Presbyterian Homes Norris Square Proj	4.00%	06/01/31	710,952
				4,015,215
	Mississippi — 0.7%
1,105,000	MS Busn Fin Corp MS Sol Wst Disp Fac & Wstwtr F Var MS Pwr Co Proj, First Ser, AMT (b)	3.10%	11/01/52	1,105,000
1,330,000	MS St Busn Fin Commn Gulf Opportunity Zone Var Chevron USA Inc PJ, Ser A (b)	3.15%	12/01/30	1,330,000
850,000	MS St Busn Fin Commn Gulf Opportunity Zone Var Chevron USA Inc PJ, Ser E (b)	3.15%	12/01/30	850,000
1,150,000	Warren Cnty MS Gulf Opportunity Zone Ref Intl Paper Co Proj Remk	4.00%	09/01/32	1,168,367
				4,453,367
	Missouri — 1.8%
1,000,000	Kansas City MO Indl Dev Auth Arpt Spl Oblig Kansas City Intl Arpt, Ser A, AMT	5.00%	03/01/30	1,058,146
1,000,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Saint Lukes Hlth Sys Inc	4.00%	11/15/33	1,000,086
1,000,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref, Ser C (Mandatory put 05/01/28)	5.00%	05/01/52	1,034,517
760,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/28	767,045
500,000	MO St Hlth & Eductnl Facs Auth Ref Lutheran Sr Svcs Projs, Ser A	5.00%	02/01/29	518,240
485,000	MO St Hlth & Eductnl Facs Auth Ref Lutheran Sr Svcs Projs, Ser A	5.00%	02/01/30	505,386
650,000	MO St Hlth & Eductnl Facs Auth Ref Lutheran Sr Svcs Projs, Ser B	5.00%	02/01/28	650,540
800,000	MO St Hlth & Eductnl Facs Auth Var St Louis Univ, Ser B-1 (b)	3.00%	10/01/35	800,000
1,485,000	Pettis Cnty MO Sch Dist Sedalia Lease Sedalia Sch Dist No 200 of Pettis Cnty MO Proj, COPS	5.00%	04/15/29	1,551,891
450,000	Phelps Cnty MO Hosp Rev Phelps Hlth	5.00%	12/01/32	481,413
910,000	St Louis Cnty MO Indl Dev Auth Sr Living Facs Friendship Vlg Sunset Hills, Ser A	5.50%	09/01/33	910,997
1,700,000	Wentzville R-IV Sch Dist MO Lease, COPS	3.38%	04/01/29	1,690,589
				10,968,850
	Montana — 0.4%
2,395,000	Forsyth MT Poll Control Rev Ref Northwestern Corp Colstrip Proj	3.88%	07/01/28	2,422,126
	Nebraska — 0.5%
1,000,000	Centrl Plains Energy Proj NE Gas Proj Rev Var Ref Proj #4, Ser A (Mandatory put 11/01/29)	5.00%	05/01/54	1,039,103
1,500,000	Centrl Plains Energy Proj NE Gas Sply Rev, Subser A-1 (Mandatory put 08/01/31)	5.00%	08/01/55	1,579,113
400,000	Muni Energy Agy of NE Ref, Ser A	5.00%	04/01/28	401,545
				3,019,761
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Nevada — 0.7%
$120,000	Clark Cnty NV Sch Dist Bldg, Ser B, AG	5.00%	06/15/31	$125,062
225,000	Las Vegas NV Spl Impt Dist #808 & #810 Ref	5.00%	06/01/28	225,177
880,000	Las Vegas NV Spl Impt Dist #812 Loc Impt Summerlin Vlg 24	5.00%	12/01/31	880,546
100,000	Las Vegas NV Spl Impt Dist #816 Summerlin Vlg 22	2.50%	06/01/28	97,727
275,000	Las Vegas NV Spl Impt Dist #819 Summerlin Vlg 30A	4.50%	06/01/29	281,735
100,000	Las Vegas NV Spl Impt Dist #819 Summerlin Vlg 30A	4.00%	06/01/31	100,041
135,000	NV Dept of Busn & Ind NV Doral Acdmy, Ser A	5.00%	07/15/27	135,055
2,000,000	NV St Hsg Div Var Carville Park Apartments (Mandatory put 07/01/27)	5.00%	07/01/28	2,034,615
520,000	Sparks NV Tourism Impt Dist #1 Rev Sr Bond Legends at Sparks Marina	3.88%	06/15/28	521,598
				4,401,556
	New Hampshire — 0.7%
1,175,000	Natl Fin Auth NH Pollution Control Rev Ref NY St Elec & Gas Corp Proj, Ser A, AMT	4.00%	12/01/28	1,184,017
1,100,000	Natl Fin Auth NH Rev Winston Salem Sustainable Energy Partners, Ser A	5.00%	06/01/31	1,167,914
700,000	Natl Fin Auth NH Spl Rev Emberly and Canterra Creek Projs (a)	5.38%	12/01/31	695,359
1,000,000	Natl Fin Auth NH Spl Rev Provence Proj, CABS (a)	(c)	12/01/31	702,277
300,000	NH St Hlth & Edu Facs Auth Rev Ref Dartmouth Hlth Oblig Grp Issue	5.00%	08/01/31	322,039
				4,071,606
	New Jersey — 1.2%
2,000,000	NJ St	2.00%	06/01/29	1,910,073
580,000	NJ St Econ Dev Auth Rev Portal N Bridge Proj NJ Transit Transprtn Proj Bonds, Ser A	5.00%	11/01/26	582,895
2,000,000	NJ St Econ Dev Auth Rev Ref Sch Facs Constr, Ser GGG (a)	5.25%	09/01/26	2,003,520
1,500,000	NJ St Econ Dev Auth Wtr Facs Rev Var Ref NJ American Wtr Co Inc Proj Remk, Ser B, AMT (Mandatory put 06/01/28)	3.75%	11/01/34	1,509,553
600,000	NJ St Hgr Edu Asst Auth Stdt Loan Rev Ref Stdt Asst Sr Stdt Loan, Ser A, AMT	5.00%	12/01/30	633,808
850,000	NJ St Hgr Edu Asst Auth Stdt Loan Rev Ref Stdt Asst Sr Stdt Loan, Ser A, AMT	5.00%	12/01/31	903,445
				7,543,294
	New Mexico — 1.0%
2,770,000	Farmington NM Poll Control Rev Var Ref Pub Svc Co NM San Juan Proj Remk, Ser D (Mandatory put 06/01/28)	3.90%	06/01/40	2,795,432
3,180,000	NM St Muni Energy Acq Auth Gas Sply Ref (Mandatory put 11/01/30)	5.00%	06/01/54	3,350,104
				6,145,536
	New York — 6.3%
2,000,000	Build NYC Res Corp NY Rev Riverspring Hlth Sr Living Inc Proj Temps 50, Ser B-4	5.00%	12/15/31	1,989,727
2,000,000	Chautauqua Cnty NY Capital Res Corp Exempt Facs Rev Var Ref NRG Energy Proj Remk (Mandatory put 04/03/28)	4.25%	04/01/42	2,024,325
285,000	Kings Park NY Centrl Sch Dist, Ser B	3.00%	07/15/31	276,908
1,865,000	New York City NY Hsg Dev Corp Mf Hsg Rev Sustainable Dev Bonds, Ser F-2A (Mandatory put 12/22/26)	3.40%	11/01/62	1,865,060
2,000,000	New York City NY Hsg Dev Corp Mf Hsg Rev Var Sustainable Bond, Ser B-2 (Mandatory put 07/02/29)	3.95%	11/01/64	2,021,031
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$1,000,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Adjustable 2nd Gen Resolution Fiscal 2014, Ser AA-1 (b)	3.05%	06/15/50	$1,000,000
3,500,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref Var 2nd Gen Resolution, Subser BB-1 (b)	3.05%	06/15/44	3,500,000
3,000,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Var Ref Sub 2nd General Resolution Fiscal 2026, Ser FF-2 (b)	3.10%	06/15/41	3,000,000
340,000	New York City NY Transitional Fin Auth Bldg Aid Rev Ref Fiscal 2018, Ser S-1	5.00%	07/15/35	345,312
300,000	New York NY Adjustable Fiscal 2020, Subser B-3 (b)	3.00%	10/01/46	300,000
800,000	NY Energy Fin Dev Corp Var (Mandatory put 12/01/33)	5.00%	07/01/56	813,970
2,000,000	NY St Envrnmntl Facs Corp Sol Wst Disp Rev Var Draw Down Casella Wst Sys Inc Proj R-1 Remk, AMT (Mandatory put 09/03/30) (a)	4.25%	09/01/50	2,027,415
3,125,000	NY St Hsg Fin Agy Affordable Hsg Rev Var 320 W 38th Street Hsg Remk, Ser A (Mandatory put 11/01/31)	3.57%	05/01/42	3,102,909
300,000	NY St Hsg Fin Agy Affordable Hsg Rev Var Hsg 160 W 62nd Street Remk, Ser A-2 (Mandatory put 04/01/32)	3.60%	11/01/44	299,104
1,000,000	NY St Hsg Fin Agy Rev Var Sustainable Bond, Ser D-2 (Mandatory put 11/01/31)	3.25%	05/01/66	990,978
1,500,000	NY St Hsg Fin Agy Rev Var Sustainable Bonds, Ser G-2 (Mandatory put 05/01/31)	3.35%	05/01/66	1,483,763
2,000,000	NY St Hsg Fin Agy Rev Var Sustanable Bond, Ser C-2 (Mandatory put 11/01/30)	3.20%	05/01/66	1,964,393
500,000	NY St Hsg Fin Agy St Personal Income Tax Rev Var Sustainable Bonds, Ser A-2 (Mandatory put 12/15/30)	3.45%	06/15/54	501,316
50,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Airls Inc LaGuardia Arpt Terminals C&D Redev, AMT	4.00%	10/01/30	50,770
2,315,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Airls Inc LaGuardia Arpt Terminals C&D Redev, AMT	5.00%	01/01/32	2,361,807
1,420,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Airls Inc LaGuardia Arpt Terminals C&D Redev, AMT	5.00%	10/01/35	1,474,207
105,000	NY St Transprtn Dev Corp Spl Fac Rev Ref American Airls Inc John F Kennedy Intl Arpt Proj, AMT	2.25%	08/01/26	105,000
560,000	Port Auth of NY & NJ NY Consolidated Bonds, Ser 214, AMT	5.00%	09/01/32	583,249
1,190,000	Port Auth of NY & NJ NY Ref, Ser 207, AMT	4.00%	03/15/30	1,200,138
2,030,000	Port Auth of NY & NJ NY Ref, Ser 207, AMT	5.00%	09/15/34	2,071,658
1,460,000	Port Auth of NY & NJ NY Ref, Ser 238, AMT	5.00%	07/15/34	1,574,015
2,000,000	Port Auth of NY & NJ NY Ref, Ser 249, AMT	5.00%	10/15/31	2,150,554
				39,077,609
	North Carolina — 3.1%
400,000	Charlotte Mecklenburg NC Hosp Auth Hlth Care Sys Rev Var Atrium Hlth Remk, Ser D (Mandatory put 06/15/27)	3.63%	01/15/48	402,432
1,000,000	Charlotte Mecklenburg NC Hosp Auth Hlth Care Sys Rev Var Atrium Hlth, Ser H (b)	3.00%	01/15/48	1,000,000
1,500,000	Charlotte Mecklenburg NC Hosp Auth Hlth Care Sys Rev Var Ref Carolina Remk, Ser C (b)	3.00%	01/15/37	1,500,000
1,080,000	Charlotte NC Arpt Rev Charlotte Douglas Intl Arpt, Ser B, AMT	5.00%	07/01/27	1,099,963
250,000	Charlotte NC Arpt Rev, Ser A	5.00%	07/01/30	254,737
1,125,000	Charlotte NC Arpt Rev, Ser B, AMT	5.00%	07/01/30	1,195,227
1,000,000	NC Hsg Fin Agy Homeownership Rev 1998 Trust Agreement, Ser 61	3.30%	07/01/32	977,150
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	North Carolina (Continued)
$2,800,000	NC St Hsg Fin Agy Mf Hsg Rev Var Fitch Irick Portfolio (Mandatory put 04/01/28)	5.00%	04/01/29	$2,887,688
375,000	NC St Med Care Commn Hlth Care Facs Rev Lutheran Svcs For The Aging Ref, Ser A	4.00%	03/01/29	379,708
1,000,000	NC St Med Care Commn Hlth Care Facs Rev Var Duke Univ Hlth Sys, Ser B (Mandatory put 06/04/30)	5.00%	06/01/55	1,060,227
2,010,000	NC St Med Care Commn Retmnt Facs Rev Deerfield Episcopal Retmnt Cmnty Proj Temps 70, Ser B-3	3.45%	11/01/30	1,972,958
680,000	NC St Med Care Commn Retmnt Facs Rev First Mtge Twin Lakes Cmnty Temps 50, Ser B-2	3.90%	01/01/29	680,316
1,090,000	NC St Med Care Commn Retmnt Facs Rev Temps 50 Penick Vlg Proj, Ser B-3	4.25%	09/01/28	1,092,209
1,250,000	NC St Med Care Commn Retmnt Facs Rev United Methodist Retmnt Homes Proj Temps 70, Ser B-2	3.63%	10/01/30	1,249,991
170,000	Raleigh Durham NC Arpt Auth Arpt Rev Ref, Ser A, AMT	5.00%	05/01/29	178,301
1,500,000	Raleigh Durham NC Arpt Auth Arpt Rev Ref, Ser A, AMT	5.00%	05/01/34	1,515,235
1,620,000	Raleigh Durham NC Arpt Auth Arpt Rev Ref, Ser A, AMT	5.00%	05/01/35	1,635,410
				19,081,552
	North Dakota — 0.3%
2,000,000	Cass Cnty ND Jt Wtr Res Dist Ref and Impt, Ser A	3.45%	04/01/27	1,997,938
	Ohio — 2.6%
1,700,000	Columbus Franklin Cnty OH Fin Auth Mf Hsg Rev Var Castle Creek Apartment (Mandatory put 06/01/29)	3.20%	06/01/44	1,694,094
550,000	Hamilton Cnty OH Hlth Care Facs Rev Ref The Christ Hosp	5.00%	06/01/30	583,389
800,000	Hamilton Cnty OH Hlth Care Rev Ref Life Enriching Cmntys Proj	5.00%	01/01/31	833,957
1,000,000	Lancaster OH Port Auth Gas Rev Ref, Ser A (Mandatory put 08/01/30)	5.00%	02/01/55	1,050,835
325,000	Montgomery Cnty OH Hlth Care Facs Rev Ref Solvita Proj	5.00%	09/01/30	343,238
350,000	Montgomery Cnty OH Hlth Care Facs Rev Ref Solvita Proj	5.00%	09/01/31	372,109
1,000,000	OH St Air Quality Dev Auth American Elec Pwr Co Proj Remk, Ser A (Mandatory put 10/01/29)	2.40%	12/01/38	956,488
4,765,000	OH St Air Quality Dev Auth Var Ref Duke Energy Corp Proj, Ser A, AMT (Mandatory put 06/01/27)	4.25%	11/01/39	4,796,938
765,000	OH St Air Quality Dev Auth Var Ref Duke Energy Corp Proj, Ser B (Mandatory put 06/01/27)	4.00%	09/01/30	768,893
1,770,000	OH St Hosp Fac Rev Ref Cleveland Clinic Hlth Sys, Ser A	5.00%	01/01/33	1,812,207
2,000,000	OH St Hosp Rev Ref Var Univ Hosps Hlth Sys Inc, Ser C (b)	2.45%	01/15/51	2,000,000
1,000,000	OH St Hsg Fin Agy Mf Hsg Rev Var Tylers Creek Apt Proj (Mandatory put 02/01/30)	3.15%	01/01/44	987,836
				16,199,984
	Oklahoma — 0.6%
1,500,000	Canadian Cnty OK Eductnl Facs Auth Educ Facs Lease Rev Yukon Pub Schs Proj	5.00%	09/01/27	1,529,168
285,000	OK St Hsg Fin Agy Sf Mtge Rev Ref Homeownership Loan Prog, Ser A	2.75%	09/01/29	280,643
300,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City De City Pub Schs Proj	5.00%	10/01/26	300,888
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Oklahoma (Continued)
$375,000	Tulsa Cnty OK Indl Auth Eductnl Facs Lease Rev Broken Arrow Pub Schs Proj	5.00%	09/01/30	$402,678
835,000	Tulsa Cnty OK Indl Auth Eductnl Facs Lease Rev Broken Arrow Pub Schs Proj	5.00%	09/01/31	907,106
				3,420,483
	Oregon — 0.7%
660,000	Astoria OR Hosp Facs Auth Columbia Memorial Hosp Proj	5.00%	08/01/31	701,004
260,000	Port of Portland OR Arpt Rev Portland Intl Arpt, Ser 25B, AMT	5.00%	07/01/27	264,783
1,095,000	Port of Portland OR Arpt Rev, Ser 27-A, AMT	5.00%	07/01/31	1,158,149
2,000,000	Portland OR Swr Sys Rev 2nd Lien, Ser A	4.50%	05/01/31	2,002,090
260,000	Salem OR Hosp Fac Auth Rev Ref Capital Manor Proj	4.00%	05/15/29	262,017
				4,388,043
	Pennsylvania — 3.4%
450,000	Berks Cnty PA Indl Dev Auth Hlthcare Facs Rev Ref Highlands at Wyomissing, Ser A	5.00%	05/15/32	452,770
2,000,000	Chester Cnty PA Indl Dev Auth Nts Avon Grove Chrt Sch	5.00%	03/01/27	2,001,575
2,450,000	Lehigh Cnty PA Indl Dev Auth Ref PPL Elec Util Corp Proj Remk, Ser A	3.00%	09/01/29	2,437,335
2,000,000	Montgomery Cnty PA Indl Dev Auth Exempt Facs Rev Constellation Energy Generation LLC Proj Ref, Ser B	4.10%	06/01/29	2,054,775
1,400,000	Northampton Cnty PA Gen Purpose Auth Hosp Rev Ref St Luke’s Univ Hlth Network Proj, Ser A-1	5.00%	08/15/30	1,488,817
890,000	PA St Econ Dev Fing Auth Solid Wst Disposal Rev Var Draw Down Rep Svcs Inc Remk, Ser B-2, AMT (Mandatory put 01/15/27)	3.05%	04/01/49	889,523
2,060,000	PA St Econ Dev Fing Auth Solid Wst Disposal Rev Var Wst Mgmt Inc Proj Remk, AMT (Mandatory put 07/01/27)	4.25%	07/01/41	2,074,470
1,400,000	PA St Econ Dev Fing Auth Solid Wst Disposal Rev Wst Mgmt Inc Proj Remk, Ser A, AMT (Mandatory put 08/02/27)	3.25%	08/01/38	1,400,287
2,100,000	PA St Econ Dev Fing Auth T/E Priv Activity Rev The Penndot Major Bridges Package One Proj P3 Proj, AMT	5.00%	12/31/29	2,190,812
405,000	PA St Ref, 1st Ser	5.00%	09/15/27	406,073
1,380,000	PA St Turnpike Commn Turnpike Rev Ref Mtr License Fund Enh Trn Pke Subord	5.00%	12/01/30	1,388,608
415,000	PA St Turnpike Commn Turnpike Rev Ref Sub, Ser A	5.00%	12/01/36	416,892
2,370,000	Philadelphia PA Arpt Rev Ref Priv Activity, AMT	5.00%	07/01/32	2,523,567
865,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Ser	5.00%	10/01/29	867,894
830,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Ser	5.00%	10/01/33	832,329
				21,425,727
	Puerto Rico — 0.0%
125,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(c)	07/01/27	121,505
	South Carolina — 1.6%
250,000	Berkeley Cnty SC Assmnt Rev Nexton Impt Dist	4.00%	11/01/30	247,372
2,320,000	SC Jobs Econ Dev Auth Envrnmntl Impt Rev Ref Intl Paper Co Proj Remk, Ser A, AMT	3.95%	04/01/33	2,336,324
450,000	SC St Jobs Econ Dev Auth Econ Dev Rev Ref The Woodlands at Furman	4.00%	11/15/27	449,974
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	South Carolina (Continued)
$225,000	SC St Jobs Econ Dev Auth Econ Dev Rev Ref The Woodlands at Furman	4.00%	11/15/32	$221,675
2,250,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Rolling Green Vlg Proj, Ser B-3	4.00%	12/01/30	2,250,863
250,000	SC St Jobs Econ Dev Auth Hlthcare Rev Beaufort Memorial Hosp & S of Broad Hlthcare Proj	5.00%	11/15/27	254,004
250,000	SC St Jobs Econ Dev Auth Hlthcare Rev Beaufort Memorial Hosp & S of Broad Hlthcare Proj	5.00%	11/15/28	256,272
200,000	SC St Jobs Econ Dev Auth Hlthcare Rev Beaufort Memorial Hosp & S of Broad Hlthcare Proj	5.00%	11/15/29	206,043
225,000	SC St Jobs Econ Dev Auth Hlthcare Rev Beaufort Memorial Hosp & S of Broad Hlthcare Proj	5.00%	11/15/30	232,349
250,000	SC St Jobs Econ Dev Auth Hlthcare Rev Beaufort Memorial Hosp & S of Broad Hlthcare Proj	5.00%	11/15/31	258,839
1,250,000	SC St Jobs Econ Dev Auth Hosp Facs Rev Var Ref Bon Secours Mercy Hlth Inc, Ser B-1 (Mandatory put 11/01/30)	5.00%	11/01/55	1,334,113
1,565,000	SC St Jobs Econ Dev Auth Hosp Facs Rev Var Ref Bon Secours Mercy Hlth Inc, Ser B-2 (Mandatory put 11/01/32)	5.00%	11/01/49	1,698,315
				9,746,143
	South Dakota — 0.2%
1,005,000	SD St Hlth & Eductnl Facs Auth Ref Westhills Vlg Retmnt Cmnty Issue, Ser A	5.00%	09/01/31	1,079,008
440,000	SD St Hlth & Eductnl Facs Auth Ref Westhills Vlg Retmnt Cmnty Issue, Ser A	5.00%	09/01/32	474,521
				1,553,529
	Tennessee — 3.2%
350,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Belmont Univ	5.00%	05/01/28	362,565
1,000,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Vanderbilt Univ Med Ctr, Ser A	5.00%	07/01/31	1,070,079
1,000,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Var Trinity Flats Apartments Remk, Ser B (Mandatory put 07/01/28)	3.65%	10/01/46	1,005,326
1,435,000	Met Nashville TN Arpt Auth Arpt Rev Subord, Ser B, AMT	5.00%	07/01/28	1,483,049
1,500,000	Met Nashville TN Arpt Auth Arpt Rev Subord, Ser B, AMT	5.00%	07/01/36	1,555,962
450,000	Met Nashville TN Arpt Auth Arpt Rev, Ser B, AMT	5.00%	07/01/27	457,870
2,340,000	Tennergy Corp TN Gas Rev, Ser A (Mandatory put 12/01/29)	5.00%	10/01/54	2,444,782
1,490,000	TN Hsg Dev Agy Rsdl Fin Prog Rev Non Ace Issue 1C, AMT	3.65%	07/01/30	1,489,978
2,000,000	TN Hsg Dev Agy Rsdl Fin Prog Rev Ref Issue 4	3.65%	07/01/33	1,981,113
250,000	TN Hsg Dev Agy Rsdl Fin Prog Rev Ref Sustainable Bond, Ser 1	3.00%	07/01/30	246,237
230,000	TN Hsg Dev Agy Rsdl Fin Prog Rev Ref Sustainable Bonds, Ser 2-A	3.40%	01/01/31	225,655
210,000	TN Hsg Dev Agy Rsdl Fin Prog Rev Ref Sustainable Bonds, Ser 2-A	3.45%	07/01/31	206,280
1,750,000	TN St Energy Acq Corp Gas Rev Gas Proj, Ser A	5.00%	11/01/33	1,837,074
1,500,000	TN St Energy Acq Corp Gas Rev Gas Proj, Ser A	5.00%	11/01/34	1,574,197
1,000,000	TN St Energy Acq Corp Gas Rev Ref, Ser A	5.00%	12/01/32	1,044,582
2,500,000	TN St Energy Acq Corp Gas Rev Var Ref Gas Proj, Ser A-1 (Mandatory put 05/01/28)	5.00%	05/01/53	2,558,729
140,000	TN St Energy Acq Corp Gas Rev, Ser A	5.25%	09/01/26	140,206
				19,683,684
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas — 9.6%
$550,000	Arlington TX Hgr Edu Fin Corp Edu Rev Ref Basis TX Chrt Schs (a)	5.00%	06/15/30	$566,205
150,000	Arlington TX Hgr Edu Fin Corp Edu Rev Trinity Basin Preparatory Inc	5.00%	08/15/27	153,341
150,000	Arlington TX Hgr Edu Fin Corp Edu Rev Trinity Basin Preparatory Inc	5.00%	08/15/28	155,792
300,000	Celina TX Spl Assmnt Rev Ref The Lakes at Mustang Ranch Pub Impt Dt Major Impt Area, AG	5.00%	09/01/27	306,154
315,000	Celina TX Spl Assmnt Rev Ref The Lakes at Mustang Ranch Pub Impt Dt Major Impt Area, AG	5.00%	09/01/29	329,103
25,000	Club Muni Mgmt Dist #1 TX Spl Assmnt Rev Impt Area #2 Proj (a)	2.50%	09/01/26	24,957
104,000	Crandall TX Spl Assmnt Rev Cartwright Ranch Pub Impt Dt Impt Area #1 Proj (a)	3.38%	09/15/26	103,970
500,000	Dallas Fort Worth TX Intl Arpt Rev Ref, Ser B	5.00%	11/01/27	513,746
4,000,000	Dallas Fort Worth TX Intl Arpt Rev, Ser A-1, AMT	5.00%	11/01/31	4,300,705
700,000	Denton Cnty TX Spl Assmnt Rev Green Meadows Pub Impt Dt Impt Area #1 Proj (a)	4.25%	12/31/30	692,735
280,000	Fort Bend Cnty TX Muni Util Dist #184, BAM	6.00%	04/01/27	285,352
295,000	Fort Bend Cnty TX Muni Util Dist #184, BAM	6.00%	04/01/28	300,600
840,000	Fort Bend TX Indep Sch Dist Ref	5.00%	08/15/26	840,612
670,000	Fort Worth TX Spl Assmnt Rev Walsh Ranch/Quail Vly Impt Area #1-3 Proj, BAM	5.00%	09/01/29	700,796
560,000	Galveston Cnty TX Muni Util Dist #54 Ref	2.00%	12/01/27	540,906
610,000	Galveston TX Wharves & Terminal Rev Wharves & Terminal First Lien, AMT	5.25%	08/01/28	632,156
1,500,000	Harris Cnty TX Cultural Edu Facs Fin Corp Med Facs Rev Var Baylor Clg of Medicine, Ser A (Mandatory put 05/15/32)	5.00%	11/15/54	1,594,957
710,000	Harris Cnty TX Cultural Edu Facs Fin Corp Rev Ref Memorial Hermann Hlth Sys, Ser A	5.00%	07/01/29	749,918
400,000	Harris Cnty TX Cultural Edu Facs Fin Corp Rev Ref Memorial Hermann Hlth Sys, Ser B	5.00%	07/01/31	432,253
750,000	Houston TX Arpt Sys Rev Ref Sub, Ser C, AMT	5.00%	07/01/27	763,728
1,835,000	Houston TX Arpt Sys Rev Ref Subord Lien, Ser A, AG, AMT	5.00%	07/01/27	1,869,419
1,125,000	Houston TX Arpt Sys Rev Ref Subord Lien, Ser A, AG, AMT	5.00%	07/01/31	1,205,669
1,000,000	Houston TX Arpt Sys Rev Ref United Airls Inc Arpt Impt Proj, Ser C, AMT	5.00%	07/15/27	1,012,621
900,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal Impt Proj, Ser B-2, AMT	5.00%	07/15/27	911,359
200,000	Houston TX Arpt Sys Rev Sub, Ser A, AMT	5.00%	07/01/28	207,073
300,000	Houston TX Arpt Sys Rev Sub, Ser A, AMT	5.00%	07/01/29	315,069
1,800,000	Houston TX Arpt Sys Rev United Airls Inc Terminal Impt Proj, Ser B, AMT	5.25%	07/15/33	1,914,423
2,415,000	Houston TX Util Sys Rev Ref Subord First Lien, Ser B	4.00%	11/15/31	2,419,287
715,000	Kyle TX Spl Assmnt Rev 6 Creeks Pub Impt Dist Impt Area #1 (a)	4.13%	09/01/29	716,568
700,000	Kyle TX Spl Assmnt Rev 6 Creeks Pub Impt Dt Impt Area #6 Proj	4.13%	09/01/31	697,672
2,000,000	Las Varas Pub Fac Corp TX Mf Hsg Rev Var Brickstone Flats (Mandatory put 09/01/30) (d)	3.39%	03/01/45	1,998,864
700,000	Love Field TX Arpt Modernization Corp Gen Arpt Rev, AMT	5.00%	11/01/33	702,150
443,000	Lowry Crossing TX Spl Assmnt Rev Simpson Road Pub Impt Dist Proj (a)	4.25%	09/15/30	445,771
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$2,000,000	Matagorda Cnty TX Nav Dist #1 Ref Central Pwr & Light Co Proj Remk, AMT	4.25%	05/01/30	$2,050,367
2,250,000	Mesquite TX Hsg Fin Corp Var Palladium Carver Living (Mandatory put 08/01/27)	3.35%	08/01/29	2,253,157
625,000	Mission TX Econ Dev Corp Sol Wst Disp Rev Var Rep Svcs Inc Proj Remk, Ser A, AMT (Mandatory put 11/02/26)	2.95%	05/01/50	625,021
1,000,000	Mission TX Econ Dev Corp Sol Wst Disp Rev Var Sustainable Bond Graphic Packaging Intl LLC Proj, AMT (Mandatory put 06/01/30)	5.00%	12/01/64	1,032,446
1,125,000	Mission TX Econ Dev Corp Sol Wst Disp Rev Var Sustainable Bonds Graphic Packaging Inter LLC Proj, AMT (Mandatory put 06/01/30)	5.00%	12/01/64	1,161,502
100,000	N Parkway Muni Mgmt Dist #1 TX Contract Rev Legacy Hills Pub Impt Dt Phase #1A-1B Impts (a)	3.00%	09/15/26	99,871
550,000	N TX Hgr Edu Auth Inc Edu Loan Rev Sr, Ser 1A, AMT	5.00%	06/01/27	556,661
600,000	N TX Hgr Edu Auth Inc Edu Loan Rev Sr, Ser 1A, AMT	5.00%	06/01/30	620,044
640,000	New Hope Cultural Ed Facs Fin Corp TX Retmnt Fac Rev Ref Brazos Presbyterian Homes Inc Proj	5.00%	01/01/29	659,957
1,115,000	New Hope Cultural Ed Facs Fin Corp TX Retmnt Fac Rev Ref Brazos Presbyterian Homes Inc Proj	5.00%	01/01/32	1,163,548
2,000,000	New Hope Cultural Edu Facs Fin Corp TX Hosp Rev Var Children’s Hlth Sys of TX, Ser B (b)	3.05%	08/01/55	2,000,000
1,800,000	New Hope Cultural Edu Facs Fin Corp TX Hosp Rev Var Children’s Hlth Sys of TX, Ser C (b)	3.05%	08/01/55	1,800,000
200,000	Oak Point TX Spl Assmnt Rev Oak Point 720 Pub Impt Dt Impt Area #1 Proj (a)	4.70%	09/15/31	201,668
975,000	Port Houston TX Auth Ref, Ser A, AMT	5.00%	10/01/34	1,003,446
250,000	Princeton TX Spl Assmnt Rev Eastridge Pub Impt Dt Impt Area #3 Proj (a)	4.25%	09/01/31	252,354
300,000	Princeton TX Spl Assmnt Rev Eastridge Pub Impt Dt Impt Area No 4 Proj (a)	4.25%	09/01/30	301,383
310,000	Rockwall Cnty TX Muni Util Dist #8, AG	6.75%	10/01/35	335,248
625,000	San Antonio TX Arpt Sys Rev Ref, AMT	5.00%	07/01/30	661,753
2,075,000	San Antonio TX Hsg Trust Pub Fac Corp Mf Hsg Rev Var Palladium San Antonio (Mandatory put 07/01/27)	3.45%	07/01/29	2,082,433
1,340,000	Southmost TX Regl Wtr Auth Wtr Sply Contract Rev Ref Desalination Plant Proj, BAM	4.00%	09/01/28	1,350,668
300,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Rev Ref Christus Hlth, Ser B	5.00%	07/01/30	320,318
950,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Rev Ref Trinity Terrace Proj	5.00%	10/01/30	1,000,834
995,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Rev Ref Trinity Terrace Proj	5.00%	10/01/31	1,055,850
1,840,000	Tarrant Cnty TX Hsg Fin Corp Var Nts Wildwood Branch (Mandatory put 02/01/28)	3.60%	02/01/43	1,849,949
500,000	Trophy Club TX Pub Impt Dist #1 Spl Assmnt Rev Ref	5.00%	09/01/28	508,732
2,690,000	TX St Muni Gas Acq & Sply Corp IV, Ser A (Mandatory put 01/01/30)	5.50%	01/01/54	2,823,129
250,000	TX St Muni Gas Acq & Sply Corp VI Gas Sply Rev, Ser A (d)	5.00%	03/01/29	257,123
450,000	TX St Muni Gas Acq & Sply Corp VI Gas Sply Rev, Ser A (d)	5.00%	03/01/30	465,535
900,000	TX St Muni Pwr Agy Rev Ref, AG	3.00%	09/01/30	884,971
340,000	Westpointe Spl Impt Dist TX, BAM	5.00%	08/15/30	360,930
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$355,000	Westpointe Spl Impt Dist TX, BAM	5.00%	08/15/31	$380,154
375,000	Westpointe Spl Impt Dist TX, BAM	5.00%	08/15/32	403,924
760,000	Williamson Cnty TX Muni Util Dist #10 Ref, BAM	3.00%	08/01/26	760,000
				59,686,907
	Utah — 2.2%
795,000	Park City UT Sales Tax Rev	2.60%	06/15/30	768,380
1,300,000	Salt Lake City UT Arpt Rev, Ser A, AMT	5.00%	07/01/28	1,322,823
700,000	Salt Lake City UT Arpt Rev, Ser A, AMT	5.00%	07/01/28	725,417
1,000,000	Salt Lake City UT Arpt Rev, Ser A, AMT	5.00%	07/01/29	1,032,168
1,000,000	UT St Associated Muni Pwr Sys Rev Ref Horse Butte Wind, Ser A	5.00%	09/01/30	1,029,506
625,000	UT St Associated Muni Pwr Sys Rev Ref Horse Butte Wind, Ser A	5.00%	09/01/31	642,662
2,500,000	UT St Hsg Corp Mf Rev Var Hive on 11th (Mandatory put 02/01/30)	3.00%	08/01/44	2,451,844
2,000,000	UT St Hsg Corp Mf Rev Var Silos On 500 (Mandatory put 08/01/27)	3.70%	08/01/43	2,000,989
4,000,000	Utah Cnty UT Hosp Rev IHC Hlth Svcs Inc, Ser C (b)	3.10%	05/15/58	4,000,000
				13,973,789
	Vermont — 0.3%
100,000	VT St Econ Dev Auth Solid Wst Disp Rev Var Casella Wst Sys Inc Remk, AMT (Mandatory put 04/03/28) (a)	4.63%	04/01/36	100,980
1,000,000	VT St Econ Dev Auth Solid Wst Disp Rev Var Draw Down Casella Wste Sys Inc Proj, Ser A-2, AMT (Mandatory put 06/01/32) (a)	4.38%	06/01/52	1,018,105
700,000	VT St Hsg Fin Agy Non Ace, Ser B	3.75%	11/01/32	699,909
				1,818,994
	Virginia — 1.9%
2,500,000	Fairfax Cnty VA Redev & Hsg Auth Mf Hsg Rev Var Dominion Square N Proj (Mandatory put 01/01/28)	5.00%	01/01/45	2,541,494
600,000	Henrico Cnty VA Econ Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury Proj	5.00%	10/01/30	609,526
1,000,000	Louisa VA Indl Dev Auth Poll Control Rev Var VA Elec & Pwr Co Proj Remk, Ser A (Mandatory put 10/01/27)	3.65%	11/01/35	1,008,344
900,000	Lynchburg VA Econ Dev Auth Hosp Rev Ref Centra Hlth Obligated Grp, Ser B	5.00%	01/01/31	960,827
2,000,000	Richmond VA Redev & Hsg Auth Mf Rev Var Walmsley Gardens (Mandatory put 09/01/28)	3.45%	09/01/46	2,008,213
1,000,000	VA St Small Busn Fing Auth Rev Ref Sr Lien 95 Express Lanes LLC Proj, AMT	5.00%	07/01/38	1,029,565
725,000	VA St Small Busn Fing Auth Rsdl Fac Care Rev Ref Lifespire of VA, Ser A	5.00%	12/01/30	770,933
1,040,000	VA St Small Busn Fing Auth Rsdl Fac Care Rev Ref Lifespire of VA, Ser A	5.00%	12/01/31	1,113,353
1,550,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Temps 50SM Westminster Canterbury on Chesapeake Bay, Ser B-3	5.38%	09/01/29	1,551,873
				11,594,128
	Washington — 0.9%
1,500,000	Port of Seattle WA Rev Intermediate Lien, Ser B, AMT	5.00%	10/01/31	1,609,474
1,000,000	Port of Seattle WA Rev Intermediate Lien, Ser D, AMT	5.00%	05/01/27	1,015,103
500,000	Port of Seattle WA Rev Ref 1st Lien, Ser B, AMT	5.00%	10/01/28	501,077
2,000,000	WA St Hlth Care Facs Auth Providence St Joseph Hlth, Ser B	5.00%	10/01/30	2,128,904
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Washington (Continued)
$100,000	WA St Hlth Care Facs Auth Ref Seattle Cancer Care Alliance	5.00%	09/01/27	$102,212
125,000	WA St Hsg Fin Commn Mf Hsg Rev Var Creekside Vlg on Vashon Apartments Proj (Mandatory put 10/01/27)	2.70%	04/01/44	123,948
350,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Ref Emerald Heights Proj, Ser A	5.00%	07/01/27	356,342
				5,837,060
	West Virginia — 0.9%
1,000,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Amos Proj Remk, Ser A, AMT (Mandatory put 09/01/28)	3.30%	01/01/41	999,032
2,000,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Appalachian Pwr Comp Amos Proj Remk, Ser B (Mandatory put 06/01/28)	3.70%	12/01/42	2,016,239
1,000,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Ref Appalachian Pwr Co Remk, Ser 2015A (Mandatory put 06/15/28)	3.38%	03/01/40	1,001,246
1,500,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Ref Kentucky Pwr Co Mitchell Proj Remk, Ser A, AMT (Mandatory put 06/13/30)	3.75%	04/01/36	1,489,401
				5,505,918
	Wisconsin — 1.9%
1,750,000	Pub Fin Auth WI Edu Rev Pinecrest Acdmy NV Pinecrest Acdmy Springs Cmps, Ser A (a)	4.00%	07/15/33	1,719,640
335,000	Pub Fin Auth WI Eductnl Fac Rev Ref Lindenwood Edu Sys	5.00%	06/01/28	341,982
430,000	Pub Fin Auth WI Eductnl Rev Piedmont Cmnty Chrt Sch	5.00%	06/15/34	436,763
125,000	Pub Fin Auth WI Hosp Rev Ref Carson Vly Med Ctr, Ser A (a)	3.00%	12/01/26	124,034
4,280,000	Pub Fin Auth WI Poll Control Rev Var Ref Duke Energy Progress Proj, Ser A-1 (Mandatory put 10/01/26)	3.30%	10/01/46	4,278,420
325,000	Pub Fin Auth WI Retmnt Fac Rev Ref United Methodist Retmnt Homes, Ser A	4.00%	10/01/29	331,715
390,000	Pub Fin Auth WI Retmnt Fac Rev Ref United Methodist Retmnt Homes, Ser A	4.00%	10/01/31	399,364
390,000	Pub Fin Auth WI Retmnt Fac Rev Ref United Methodist Retmnt Homes, Ser A	4.00%	10/01/32	397,824
1,655,000	Pub Fin Auth WI Sol Wst Disp Rev Ref Wst Mgmt Inc Proj, Ser A-2, AMT	2.88%	05/01/27	1,648,038
400,000	Pub Fin Auth WI Stdt Hsg Rev Sr KSU Bixby Real Estate Fdtn LLC Proj, Ser A	5.00%	06/15/30	424,907
270,000	WI St Hlth & Eductnl Facs Auth Rev Ref Benevolent Corp Cedar Cmnty	5.00%	06/01/30	281,157
280,000	WI St Hlth & Eductnl Facs Auth Rev Ref Benevolent Corp Cedar Cmnty	5.00%	06/01/31	293,175
1,150,000	WI St Hsg & Econ Dev Auth Home Ownership Rev Sustainable Bond, Ser D	3.10%	03/01/31	1,144,974
				11,821,993
	Wyoming — 0.1%
755,000	Consol Muni Elec Pwr Sys WY Jt Pwrs Brd Sys Jt Pwrs Brd Ref Electrical Sys Proj	5.25%	06/01/37	815,251

	Total Investments — 99.2%			616,493,281
	(Cost $616,650,034)
	Net Other Assets and Liabilities — 0.8%			5,111,690
	Net Assets — 100.0%			$621,604,971

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2026
(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2026, securities noted as such amounted to $30,969,157 or 5.0% of net assets.

(b)	Variable rate demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(c)	Zero coupon security.
(d)
When-issued security. The interest rate shown reflects the rate in effect at July 31, 2026. Interest will begin accruing on the security’s first settlement date (see Note 2B - Securities Transactions and Investment Income in the Notes to Financial
Statements).

Abbreviations throughout the Portfolio of Investments:
AG	– Assured Guaranty, Inc.
AMT	– Alternative Minimum Tax
BAM	– Build America Mutual
CABS	– Capital Appreciation Bonds
COPS	– Certificates of Participation
NATL-RE	– National Public Finance Guarantee Corp.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$616,493,281	$—	$616,493,281	$—

*	See Portfolio of Investments for state and territory breakout.
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments
July 31, 2026

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS — 99.8%
	Alabama — 5.0%
$550,000	Black Belt Energy Gas Dist AL Gas Prepay Rev Proj #5, Ser A-1 (Mandatory put 10/01/26)	4.00%	10/01/49	$552,387
1,765,000	Black Belt Energy Gas Dist AL Gas Proj Rev Bonds Proj No 7, Ser C-1 (Mandatory put 12/01/26)	4.00%	10/01/52	1,778,586
1,065,000	Black Belt Energy Gas Dist AL Gas Proj Rev Proj No 6, Ser B (Mandatory put 12/01/26)	4.00%	10/01/52	1,074,388
500,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser A	5.00%	12/01/27	509,053
850,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser D	5.00%	08/01/26	850,000
1,000,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser D	5.00%	08/01/27	1,015,069
350,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser E	5.00%	07/01/27	354,984
700,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser F	5.00%	06/01/27	707,905
800,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser F	5.00%	12/01/27	815,842
500,000	SE Energy Auth AL Cmdy Sply Rev Proj #4, Ser B-1	5.00%	08/01/26	500,000
500,000	SE Energy Auth AL Cooperative, Ser B	5.00%	01/01/27	501,462
330,000	SE Energy Auth AL Cooperative, Ser C	5.00%	08/01/26	330,000
555,000	SE Energy Auth AL Cooperative, Ser C	5.00%	02/01/27	560,201
685,000	SE Energy Auth AL Cooperative, Ser E	5.00%	10/01/27	699,849
2,000,000	Walker Cnty AL Econ & Indl Dev Auth Sol Wst Disp Rev Var AL Pwr Co Plant Gorgas Proj, AMT (a)	3.15%	08/01/63	2,000,000
				12,249,726
	Arizona — 0.8%
1,005,000	Chandler AZ Indl Dev Auth Indl Dev Rev Var Intel Corp Proj Remk, AMT (Mandatory put 06/15/28)	4.10%	12/01/37	1,016,283
1,000,000	Chandler AZ Indl Dev Auth Indl Dev Rev Var Intel Corp Proj, Ser 2022-2, AMT (Mandatory put 09/01/27)	5.00%	09/01/52	1,009,620
				2,025,903
	California — 4.1%
1,000,000	CA St Infra & Econ Dev Bank Rev Var Brightline W Passanger Rail Proj, Ser C, AMT (Mandatory put 11/02/26) (b)	3.50%	01/01/65	999,761
750,000	CA St Muni Fin Auth Sol Wst Disp Rev Var Draw Down Wst Mgmt Proj Remk, Ser B, AMT (Mandatory put 06/01/27)	2.88%	11/01/41	749,727
1,500,000	CA St Muni Fin Auth Sol Wst Disp Rev Var Ref Rep Svcs Inc Proj Remk, Ser A, AMT (Mandatory put 10/01/26)	2.95%	07/01/41	1,498,687
800,000	CA St Muni Fin Auth Sol Wst Disp Rev Var Rep Svcs Inc Proj Remk, Ser A, AMT (Mandatory put 09/15/26)	2.88%	03/01/56	799,689
750,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Var Ref Rep Svcs Inc Proj Remk, AMT (Mandatory put 08/17/26) (b)	2.88%	07/01/43	749,900
1,790,000	Los Angeles CA Dept of Arpts Arpt Rev Ref Sub Los Angeles Intl Arpt P3 Proj, Ser C, AMT	5.00%	05/15/27	1,821,242
1,365,000	Los Angeles CA Dept of Arpts Arpt Rev Sub Los Angeles Intl Arpt, Ser A, AMT	5.00%	05/15/28	1,413,829
2,000,000	Los Angeles CA Trans	5.00%	06/24/27	2,042,452
				10,075,287
	Colorado — 3.4%
1,000,000	Adams & Arapahoe Cntys CO Jt Sch Dist #28J Aurora	5.50%	12/01/26	1,009,572
800,000	CO St Hlth Facs Auth Rev Ref Childrens Hosp CO Proj, Ser A	5.00%	12/01/27	821,617
245,000	CO St Hlth Facs Auth Rev Ref Christian Living Cmntys Obligated Grp	5.00%	01/01/27	246,989
465,000	CO St Hlth Facs Auth Rev Ref Christian Living Cmntys Obligated Grp	5.00%	01/01/28	477,409
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$250,000	CO St Hlth Facs Auth Rev Ref Covenant Living Cmntys and Svcs	5.00%	12/01/26	$251,370
255,000	CO St Hlth Facs Auth Rev Ref, Ser A	5.00%	05/15/27	257,922
1,460,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/26	1,470,407
500,000	Denver City & Cnty CO Sch Dist #1, Ser A	5.00%	12/01/26	503,514
1,600,000	Maiker Hsg Partners CO Mf Hsg Rev Var Overlook at Thorton Remk (Mandatory put 11/01/26)	2.75%	05/01/42	1,599,848
660,000	Park Creek Met Dist CO Ltd Property Tax Supported Rev Sr Ref, AG	5.00%	12/01/26	664,988
1,000,000	Park Creek Met Dist CO Ltd Property Tax Supported Rev Sr Ref, AG	5.00%	12/01/27	1,030,458
				8,334,094
	Delaware — 0.2%
400,000	DE St Hlth Facs Auth Rev Christiana Care Hlth Sys Obligated Grp	5.00%	10/01/26	401,432
	District of Columbia — 2.2%
1,145,000	Dist of Columbia Hsg Fin Agy Mf Hsg Rev Var Parcel 42 Apartments Proj Remk (Mandatory put 09/01/26)	2.88%	09/01/41	1,144,753
1,500,000	Dist of Columbia Hsg Fin Agy Mf Hsg Rev Var Paxton Proj Remk (Mandatory put 12/01/26)	3.20%	09/01/40	1,499,830
1,500,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.00%	10/01/26	1,505,077
1,200,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.00%	10/01/26	1,204,061
				5,353,721
	Florida — 9.4%
1,500,000	Brevard Cnty FL Hsg Fin Auth Mf Hsg Var Emerald Place Apartments (Mandatory put 02/01/27)	3.30%	02/01/28	1,500,251
1,625,000	Broward Cnty FL Arpt Sys Rev, AMT	5.00%	10/01/28	1,658,883
525,000	Broward Cnty FL Port Facs Rev, AMT	5.00%	09/01/27	534,929
250,000	FL Dev Fin Corp Hlthcare Facs Rev Tampa General Hosp Proj, Ser A	5.00%	08/01/27	255,319
1,000,000	FL St Mid Bay Bridge Auth Ref First Sr Lien, AG	5.00%	10/01/26	1,003,123
645,000	FL St Muni Pwr Agy Ref All Requirements Pwr Sply Proj, Ser A	5.00%	10/01/26	647,151
1,000,000	Gtr Orlando FL Aviation Auth Arpt Facs Rev, Ser A, AMT (Pre- refunded maturity 10/01/26)	5.00%	10/01/41	1,003,499
695,000	Heritage Harbour FL N CDD Capital Impt Rev Ref Sr Lien, Ser A-1, AG	5.00%	05/01/27	704,621
1,500,000	Hillsborough Cnty FL Sch Dist, TANS (c)	4.00%	03/31/27	1,511,118
500,000	Lakeland FL Capital Impt Rev Ref, Ser A	5.00%	10/01/26	501,799
730,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/27	746,160
2,225,000	Miami-Dade Cnty FL Indl Dev Auth Sol Wst Disp Rev Var Wst Mgmt Inc Proj Remk, Ser B, AMT (Mandatory put 07/01/27)	3.25%	11/01/48	2,222,146
1,250,000	Miami-Dade Cnty FL Sch Brd Ref, Ser A, COPS	5.00%	02/01/27	1,264,116
2,000,000	Miami-Dade Cnty FL Wtr & Swr Rev Ref, Ser B	5.00%	10/01/26	2,007,456
1,000,000	Orange Cnty FL Hlth Facs Auth Rev Ref Orlando Hlth Obligated Grp, Ser A	5.00%	10/01/27	1,022,599
1,000,000	Palm Beach Cnty FL Hsg Fin Auth Mf Hsg Rev Everglade Townhomes Remk	2.80%	02/01/27	997,586
750,000	Palm Beach Cnty FL Sch Brd Ref, Ser A, COPS	5.00%	08/01/26	750,000
865,000	Pasco Cnty FL Capital Impt Cigarette Tax Allocation H Lee Moffitt Cancer Ctr Proj, Ser A, AG	5.25%	09/01/26	866,591
1,000,000	Pasco Cnty FL Sch Brd Ref, Ser A, COPS	5.00%	08/01/27	1,021,571
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$1,500,000	Polk Cnty FL Hsg Fin Auth Mf Hsg Rev Var Lakewood Terrace Apartments (Mandatory put 07/01/28)	2.90%	07/01/43	$1,488,280
750,000	Polk Cnty FL Pub Facs Rev Ref	5.00%	12/01/26	755,792
500,000	Seminole Cnty FL Sch Dist Sales Tax Rev, AG	5.00%	10/01/26	501,774
130,000	Triple Creek FL CDD Spl Assmnt Vlgs N&P Proj	2.50%	11/01/26	129,461
				23,094,225
	Georgia — 1.6%
400,000	Atlanta GA Arpt Rev, Ser C, AMT	5.00%	07/01/27	407,539
1,750,000	Atlanta GA Wtr & Wstwtr Rev Ref Sub Lien Sustainable Bonds	5.00%	11/01/27	1,801,154
135,000	Main Street Nat Gas Inc GA Gas Rev, Ser A	5.50%	09/15/26	135,354
1,500,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C (Mandatory put 09/01/26)	4.00%	03/01/50	1,501,428
				3,845,475
	Illinois — 5.6%
1,075,000	Chicago IL O’Hare Intl Arpt Rev Ref, Ser C, AMT	5.00%	01/01/27	1,084,082
1,400,000	Cook Cnty IL High Sch Dist #207 Maine Twp, Ser A	5.00%	12/01/26	1,409,656
800,000	Cook Cnty IL Sales Tax Rev Ref	5.00%	11/15/27	822,246
1,175,000	DuPage Cnty IL Forest Preserve Dist	5.00%	11/01/26	1,180,865
1,500,000	IL St Fin Auth Rev Prerefunded Ref Ascension Hlth Credit Grp, Ser C (Pre-refunded maturity 02/15/27)	4.00%	02/15/36	1,510,205
1,500,000	IL St Sales Tax Rev, Subser A	5.00%	06/15/27	1,528,702
1,000,000	IL St, Ser A	5.00%	12/01/26	1,006,716
1,500,000	IL St, Ser B	5.00%	12/01/26	1,510,074
1,500,000	IL St, Ser B	5.25%	09/01/27	1,537,063
1,040,000	Lake Cnty IL Twp High Sch Dist #113 Highland Park	5.00%	01/01/27	1,049,771
1,115,000	Lemont IL Fire Prot Dist	5.00%	12/30/26	1,124,993
				13,764,373
	Indiana — 3.3%
495,000	Carmel IN Loc Pub Impt Bond Bank Ref Ad Valorem Property Tax Supported Projs	5.00%	01/15/27	500,144
375,000	Carmel IN Loc Pub Impt Bond Bank Ref Ad Valorem Property Tax Supported Projs	5.00%	07/15/27	383,223
450,000	Carmel IN Loc Pub Impt Bond Bank Ref Ad Valorem Property Tax Supported Projs	5.00%	01/15/28	464,861
1,575,000	Fort Wayne IN Cmnty Schs	5.00%	01/15/27	1,589,880
350,000	IN Fin Auth Eductnl Facs Rev Taylor Univ Proj	5.00%	09/01/26	350,596
1,285,000	IN St Fin Auth Econ Dev Rev Var Ref Rep Svcs Inc Proj Remk, Ser A, AMT (Mandatory put 09/01/26)	2.90%	05/01/28	1,284,704
500,000	IN St Fin Auth Rev Ref Ascension Sr Credit Grp, Ser A-1	5.00%	11/15/27	513,074
1,000,000	IN St Muni Pwr Agy Ref, Ser A, AG	5.00%	01/01/27	1,008,531
625,000	N W Allen Cnty IN Schs	5.00%	01/15/27	630,820
1,500,000	Perry Twp IN Schs Marion Cnty	5.00%	01/15/27	1,515,454
				8,241,287
	Iowa — 0.9%
1,735,000	Pefa Inc IA Gas Proj Rev (Mandatory put 09/01/26)	5.00%	09/01/49	1,737,570
200,000	Pefa Inc IA Gas Proj Rev Ref Gas Proj, Ser A	5.00%	04/01/27	201,934
200,000	Pefa Inc IA Gas Proj Rev Ref Gas Proj, Ser A	5.00%	04/01/28	204,630
				2,144,134
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Kansas — 0.6%
$1,500,000	Olathe KS Temp Nts, Ser A	5.00%	09/01/26	$1,502,579
	Kentucky — 2.0%
1,500,000	Fayette Cnty KY Brd of Edu Trans	4.00%	06/15/27	1,512,217
375,000	KY St Property & Bldgs Commn Revs Proj #133, Ser A	5.00%	09/01/26	375,654
275,000	KY St Property & Bldgs Commn Revs Ref Proj #133, Ser B	5.00%	09/01/26	275,479
615,000	KY St Pub Energy Auth Gas Sply Rev Ref, Ser B	5.00%	08/01/26	615,000
400,000	Paducah KY Elec Plant Brd Rev Ref	5.00%	10/01/27	409,316
1,750,000	Trimble Cnty KY Envrnmntl Facs Rev Var Louisville Gas & Elec Co Proj, Ser A, AMT (Mandatory put 06/01/27)	4.70%	06/01/54	1,762,258
				4,949,924
	Louisiana — 0.4%
1,110,000	Regl Transit Auth LA Sales Tax Rev Ref, Ser A, AG	5.00%	01/01/27	1,120,292
	Maryland — 1.7%
600,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Medstar Hlth Issue, Ser A	5.00%	08/15/26	600,437
535,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Medstar Hlth Issue, Ser A	5.00%	08/15/27	547,358
1,000,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Medstar Hlth Issue, Ser C	5.00%	08/15/27	1,023,100
1,780,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Meritus Hlth Issue	5.00%	07/01/27	1,815,811
300,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref The Johns Hopkins Hlth Sys Issue, Ser A	5.00%	05/15/27	305,541
				4,292,247
	Massachusetts — 3.4%
1,500,000	Fall River MA, BANS	4.00%	01/29/27	1,507,492
1,000,000	MA St Dev Fin Agy Rev Ref Beth Israel Lahey Hlth Issue, Ser N, AG	5.00%	07/01/27	1,021,483
450,000	MA St Dev Fin Agy Rev Ref Emerson Clg Issue	5.00%	01/01/27	452,509
2,000,000	MA St Port Auth Ref, Ser A, AMT	5.00%	07/01/27	2,036,063
1,750,000	Quincy MA, BANS	5.00%	08/13/27	1,785,978
1,500,000	Revere MA, BANS	4.00%	07/29/27	1,517,139
				8,320,664
	Michigan — 3.8%
750,000	Grand Rapids MI Wtr Sply Sys Rev Ref	5.00%	01/01/27	757,016
1,250,000	MI St Fin Auth Rev Nts, Ser A-2	5.00%	08/20/26	1,251,220
1,250,000	MI St Fin Auth Rev Nts, Ser A-2 (c)	5.00%	08/20/27	1,276,718
1,000,000	MI St Fin Auth Rev Ref Pub Lighting Auth Ref Loc Proj, Ser A, BAM	5.00%	07/01/27	1,019,664
1,115,000	MI St Hosp Fin Auth Ref Bronson Hlthcare Grp Inc, Ser A	5.00%	05/15/27	1,134,025
680,000	MI St Hosp Fin Auth Ref Bronson Hlthcare Grp Inc, Ser B	5.00%	05/15/27	691,602
1,000,000	MI St Hsg Dev Auth Mf Hsg Rev Var Countryside Townhouses (Mandatory put 05/01/27)	2.92%	05/01/29	996,988
1,500,000	MI St Hsg Dev Auth Sf Mtge Rev, Ser A	2.80%	12/01/27	1,497,493
655,000	Stockbridge MI Cmnty Schs Ref, Ser I	5.00%	05/01/27	666,255
				9,290,981
	Minnesota — 1.3%
1,250,000	MN Muni Gas Agy Cmdy Sply Rev, Ser A (Mandatory put 12/01/27)	4.00%	12/01/52	1,263,737
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Minnesota (Continued)
$385,000	MN St Agric & Econ Dev Brd Hlth Care Sys Rev Ref Fairview Hlth Svcs, Ser A	5.00%	11/15/27	$394,282
500,000	MN St Hsg Fin Agy, Ser C	4.00%	02/01/27	500,304
1,000,000	Saint Cloud MN Hlth Care Rev Ref Centracare Hlth Sys	5.00%	05/01/27	1,015,548
				3,173,871
	Mississippi — 0.8%
2,000,000	MS St Busn Fin Commn Gulf Opportunity Zone Var Chevron USA Inc, Ser L (a)	3.05%	11/01/35	2,000,000
	Missouri — 1.8%
500,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Children’s Mercy Hosp, Ser A	5.00%	05/15/27	509,001
500,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Children’s Mercy Hosp, Ser A	5.00%	05/15/28	519,391
855,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Coxhealth Obligated Grp, Ser B	5.00%	11/15/26	859,814
1,000,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Coxhealth Obligated Grp, Ser B	5.00%	11/15/27	1,025,255
1,600,000	MO St Pub Utils Commn Rev Ref Interim Constr Nts	4.00%	10/01/27	1,608,776
				4,522,237
	Nebraska — 0.8%
1,000,000	McCook NE, BANS	4.50%	09/01/27	1,001,336
1,000,000	Omaha NE Pub Facs Corp Lease Rev Ref, Ser B	5.00%	04/15/27	1,016,931
				2,018,267
	Nevada — 0.6%
1,400,000	NV St Hsg Div Var Townhomes at Fremont (Mandatory put 07/01/27)	3.00%	07/01/56	1,399,912
	New Jersey — 4.2%
1,500,000	Essex Cnty NJ, BANS	4.00%	07/07/27	1,516,639
1,000,000	Jersey City NJ Muni Utils Auth Wtr Proj Nts Ser A	4.00%	04/30/27	1,008,654
1,500,000	Jersey City NJ Redev Agy Nts Bayfront Redev Proj, Ser A	5.00%	12/09/26	1,511,235
1,205,000	Newark NJ Ref, Ser A	5.00%	07/15/27	1,229,369
2,000,000	NJ St Econ Dev Auth Rev Ref Sch Facs Constr, Ser GGG (b)	5.25%	09/01/26	2,003,520
1,500,000	Union Cnty NJ, BANS	4.00%	06/11/27	1,515,011
1,500,000	Voorhees Twp NJ, Ser A, BANS	4.00%	09/17/26	1,502,006
				10,286,434
	New Mexico — 0.7%
625,000	Farmington NM Poll Control Rev Var Ref Pub Svc Co NM San Juan Proj Remk, Ser D (Mandatory put 06/01/28)	3.90%	06/01/40	630,738
1,000,000	NM Fin Auth Rev Subord Pub Proj, Ser C	5.00%	12/15/26	1,008,545
				1,639,283
	New York — 4.2%
1,008,317	Amherst NY Centrl Sch Dist, BANS	4.00%	08/05/26	1,008,373
1,030,000	Met Transprtn Auth NY Rev Ref Climate Bond Certified Sustainable, Ser B	5.00%	11/15/26	1,036,742
1,000,000	New York City NY Hsg Dev Corp Mf Hsg Rev Var, Ser I (Mandatory put 12/01/26)	2.70%	05/01/56	998,674
500,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Var Ref Sub 2nd General Resolution Fiscal 2026, Ser FF-2 (a)	3.10%	06/15/41	500,000
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$710,000	NY St Convention Ctr Dev Corp Rev Ref Sr Lien Hotel Unit Fee Secured, Ser A, AG	5.00%	11/15/27	$731,015
1,250,000	NY St Dorm Auth Revs Non St Supported Debt Sch Districts Rev Bond Fing Prog, Ser A	5.00%	10/01/26	1,254,967
1,500,000	Oakfield-Alabama NY Centrl Sch Dist, BANS	4.00%	06/22/27	1,513,148
375,000	Port Auth of NY & NJ NY Ref, Ser 242, AMT	5.00%	12/01/26	377,562
1,500,000	Selkirk Fire Dist NY, BANS	4.25%	08/28/26	1,501,441
1,500,000	Triborough NY Bridge & Tunnel Auth Payroll Mobility Tax, Ser B-1, BANS	5.00%	03/15/27	1,521,183
				10,443,105
	North Carolina — 3.4%
1,000,000	Charlotte Mecklenburg NC Hosp Auth Hlth Care Sys Rev Var Atrium Hlth Remk, Ser B (Mandatory put 06/15/27)	3.25%	01/15/50	1,002,896
2,500,000	Cumberland Cnty NC Indl Facs & Poll Control Fing Auth Sol WS Var Proj Aero Remk, AMT (Mandatory put 12/01/26)	3.13%	12/01/27	2,498,343
2,000,000	Inlivian NC Mf Rev Var Trella Uptown Proj Remk (Mandatory put 06/01/27)	3.20%	06/01/43	1,999,781
1,500,000	NC St Grant Anticipation Rev Ref, GARVEE	5.00%	03/01/27	1,519,597
1,000,000	NC St Muni Pwr Agy #1 Catawba Elec Rev Ref	5.00%	01/01/28	1,030,761
400,000	Sampson Cnty NC Ltd Oblig Ref	5.00%	12/01/27	411,019
				8,462,397
	Ohio — 5.2%
1,810,000	Allen Cnty OH Hosp Facs Rev Ref, Ser A	5.00%	08/01/26	1,810,000
385,000	Franklin Cnty OH Hosp Facs Rev Nationwide Childrens Hosp Ref, Ser A	5.00%	11/01/26	387,036
300,000	Franklin Cnty OH Hosp Facs Rev Nationwide Childrens Hosp Ref, Ser A	5.00%	11/01/27	308,099
365,000	Hamilton Cnty OH Hlth Care Facs Rev Ref The Christ Hosp	5.00%	06/01/27	370,979
330,000	Hamilton Cnty OH Hlth Care Facs Rev Ref The Christ Hosp	5.00%	06/01/28	341,546
280,000	Hamilton Cnty OH Hlth Care Rev Ref Life Enriching Cmntys Proj	5.00%	01/01/27	281,653
300,000	Hamilton Cnty OH Hlth Care Rev Ref Life Enriching Cmntys Proj	5.00%	01/01/28	305,920
1,500,000	Hamilton Cnty OH Sales Tax Paycor Stadium Impt Proj Subord, BANS	5.00%	12/01/26	1,510,068
2,000,000	Huber Heights OH, BANS	5.00%	11/19/26	2,012,033
1,440,000	Lakewood OH Nts	4.00%	04/07/27	1,445,065
600,000	Milford OH Exempt Vlg Sch Dist Ref	5.00%	12/01/26	604,198
340,000	Montgomery Cnty OH Hlth Care Facs Rev Ref Solvita Proj	5.00%	09/01/26	340,466
2,000,000	OH St Air Quality Dev Auth Var Ref Duke Energy Corp Proj, Ser A, AMT (Mandatory put 06/01/27)	4.25%	11/01/39	2,013,405
1,000,000	Richmond Heights OH, BANS	4.75%	02/26/27	1,009,463
				12,739,931
	Oklahoma — 0.4%
750,000	Tulsa Cnty OK Indl Auth Eductnl Facs Lease Rev Owasso Pub Sch Proj	5.00%	09/01/26	751,129
250,000	Tulsa Cnty OK Indl Auth Eductnl Facs Lease Rev Owasso Pub Sch Proj	5.00%	09/01/27	255,315
				1,006,444
	Oregon — 0.4%
1,000,000	Medford OR Hosp Facs Auth Rev Ref Asante Proj, Ser A	5.00%	08/15/27	1,021,865
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania — 3.8%
$885,000	PA St Econ Dev Fing Auth Solid Wst Disposal Rev Var Draw Down Rep Svcs Inc Remk, Ser B-2, AMT (Mandatory put 01/15/27)	3.05%	04/01/49	$884,525
750,000	PA St Econ Dev Fing Auth Solid Wst Disposal Rev Var Ref Rep Svcs Inc Proj Remk, Ser A, AMT (Mandatory put 10/15/26)	2.95%	04/01/34	750,025
1,000,000	PA St Econ Dev Fing Auth Solid Wst Disposal Rev Var Wst Mgmt Inc Proj Remk, AMT (Mandatory put 11/02/26)	2.95%	08/01/45	1,000,034
1,115,000	PA St Econ Dev Fing Auth UPMC Rev Ref UPMC Obligated Grp, Ser A	5.00%	12/15/27	1,145,525
400,000	PA St Econ Dev Fing Auth UPMC Rev Ref UPMC Obligated Grp, Ser B	5.00%	03/15/27	405,009
1,045,000	Philadelphia PA Arpt Rev Ref, Ser B, AMT	5.00%	07/01/27	1,064,127
1,000,000	Philadelphia PA Sch Dist Ref, Ser C	5.00%	03/01/27	1,011,739
1,050,000	St Pub Sch Bldg Auth PA Clg Rev Ref Cmnty Clg of Philadelphia Proj	5.00%	06/15/27	1,069,095
2,000,000	Tender Option Bond Trust Recpts / Ctfs Various States JPM Putters Xm1120, AG (a) (b)	3.17%	10/01/26	2,000,000
				9,330,079
	South Carolina — 0.9%
400,000	Rock Hill SC Util Sys Rev Ref	5.00%	01/01/27	403,560
375,000	Rock Hill SC Util Sys Rev Ref	5.00%	01/01/28	386,325
1,500,000	Spartanburg Cnty SC Sch Dist #5, BANS	5.00%	06/15/27	1,527,861
				2,317,746
	South Dakota — 0.6%
1,045,000	SD St Hlth & Eductnl Facs Auth Ref Vocational Edu Prog	5.00%	08/01/26	1,045,000
475,000	SD St Hlth & Eductnl Facs Auth Ref Westhills Vlg Retmnt Cmnty Issue, Ser A	5.00%	09/01/26	475,624
				1,520,624
	Tennessee — 3.1%
1,570,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/26	1,570,000
1,500,000	Memphis TN Hlth Eductnl & Hsg Fac Brd Mf Hsg Rev Borda Towers & Venson Ctr Proj Remk	2.90%	07/01/27	1,496,799
1,500,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Var Parkwood Villa Apts (Mandatory put 12/01/27)	3.15%	12/01/42	1,501,083
1,625,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Var Skyline Heights (Mandatory put 07/01/27)	2.85%	06/01/56	1,621,313
1,435,000	Met Nashville TN Arpt Auth Arpt Rev Subord, Ser B, AMT	5.00%	07/01/28	1,483,049
				7,672,244
	Texas — 11.1%
255,000	Austin TX Arpt Sys Rev Ref, AMT	5.00%	11/15/26	256,305
380,000	Austin TX Arpt Sys Rev Ref, AMT	5.00%	11/15/27	388,824
2,000,000	Dallas Fort Worth TX Intl Arpt Rev, Ser A-1, AMT	5.00%	11/01/27	2,049,536
1,000,000	Denton Cnty TX Ref	5.00%	07/15/27	1,022,118
895,000	Eagle Mountain & Saginaw TX Indep Sch Dist Ref, Ser A	5.00%	08/15/26	895,704
550,000	El Paso TX Indep Sch Dist Ref, Ser B	5.00%	08/15/26	550,404
1,000,000	Harris Cnty Houston TX Sports Auth Rev Ref Sr Lien, Ser A, AG	5.00%	11/15/26	1,005,945
1,000,000	Harris Cnty TX Cultural Edu Facs Fin Corp Rev Var Ref Memorial Hermann Hlth Sys, Ser C-3 (Mandatory put 12/01/26)	5.00%	06/01/32	1,011,877
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$1,000,000	Harris Cnty TX Cultural Edu Facs Fin Corp Thermal Util Rev Ref Teco Proj	5.00%	11/15/28	$1,025,294
1,000,000	Houston TX Arpt Sys Rev Ref United Airls Inc Arpt Impt Proj, Ser C, AMT	5.00%	07/15/27	1,012,621
1,250,000	Jefferson Cnty TX Hsg Fin Corp Mf Hsg Rev Var Timbers Edge Apartments Proj (Mandatory put 06/01/28)	3.00%	05/01/31	1,247,197
700,000	Kyle TX, AG	5.00%	08/15/26	700,527
1,000,000	Legacy Denton Pub Fac Corp Mf Hsg Rev Var Vintage Ranch Remk (Mandatory put 04/01/27)	2.96%	04/01/43	998,386
685,000	Lower Colorado River TX Auth Rev Ref, Ser A	5.00%	05/15/27	697,170
500,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj, Ser A	5.00%	05/15/27	508,883
625,000	Mission TX Econ Dev Corp Sol Wst Disp Rev Var Rep Svcs Inc Proj Remk, Ser A, AMT (Mandatory put 11/02/26)	2.95%	05/01/50	625,021
2,000,000	Mission TX Econ Dev Corp Sol Wst Disp Rev Var Wst Mgmt Inc Remk, Ser A, AMT (Mandatory put 09/01/26)	2.85%	06/01/55	1,999,998
2,000,000	N TX Tollway Auth Rev Ref Second Tier Bond Subord, Ser B	5.00%	01/01/27	2,017,884
700,000	N TX Tollway Auth Rev Ref Second Tier, Ser B	5.00%	01/01/27	706,260
600,000	New Hope Cultural Ed Facs Fin Corp TX Retmnt Fac Rev Ref Brazos Presbyterian Homes Inc Proj	5.00%	01/01/27	603,493
500,000	New Hope Cultural Ed Facs Fin Corp TX Retmnt Fac Rev Ref Brazos Presbyterian Homes Inc Proj	5.00%	01/01/28	509,867
675,000	San Antonio TX Arpt Sys Rev Ref, AMT	5.00%	07/01/27	686,032
750,000	San Antonio TX Arpt Sys Rev Ref, AMT	5.00%	07/01/28	775,126
460,000	San Antonio TX Elec & Gas Rev Ref, Ser B	5.00%	02/01/27	465,263
1,745,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Methodist Hosps of Dallas	5.00%	10/01/27	1,788,262
1,000,000	TX St Affordable Hsg Corp Mf Hsg Rev La Vista De Lopez Apartment Remk	2.80%	02/01/27	998,623
1,000,000	TX St Dept of Hsg & Cmnty Affairs Mf Hsg Rev Var Gulfway Manor (Mandatory put 08/01/26)	3.25%	08/01/28	1,000,000
415,000	TX St Muni Gas Acq & Sply Corp V Gas Sply Rev	5.00%	04/01/27	419,123
425,000	TX St Muni Gas Acq & Sply Corp VI Gas Sply Rev, Ser A (c)	5.00%	03/01/28	433,323
500,000	Upper Trinity TX Regl Wtr Dist Wtr Rev Ref, BAM	5.00%	08/01/26	500,000
530,000	Upper Trinity TX Regl Wtr Dist Wtr Rev Ref, BAM	5.00%	08/01/27	541,643
				27,440,709
	Utah — 0.1%
300,000	Downtown Revitalization Pub Infra Dist UT Sales First Lien Seg Redev Proj, Ser A, AG	5.00%	06/01/27	305,360
	Virginia — 1.8%
1,000,000	Arlington Cnty VA Indl Dev Auth Mf Rev Var Barcroft Charlie 2 and Barcroft Bravo 5 (Mandatory put 02/01/27)	3.10%	12/01/55	998,845
575,000	Brunswick Cnty VA Indl Dev Auth Mf Hsg Rev Var Pinecrest Apartments (Mandatory put 12/01/27)	3.15%	12/01/28	575,369
300,000	Lynchburg VA Econ Dev Auth Hosp Rev Ref Centra Hlth Obligated Grp, Ser B	5.00%	01/01/27	302,386
300,000	Lynchburg VA Econ Dev Auth Hosp Rev Ref Centra Hlth Obligated Grp, Ser B	5.00%	01/01/28	308,052
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2026
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Virginia (Continued)
$1,750,000	Richmond VA Redev & Hsg Auth Mf Rev Var Joyfield at German Sch Road (Mandatory put 06/01/28)	3.05%	12/01/55	$1,747,613
500,000	VA St Small Busin Fing Auth Rsdl Fac Care Rev Ref Lifespire of VA, Ser A	5.00%	12/01/27	512,346
				4,444,611
	Washington — 2.1%
1,000,000	Chelan Cnty WA Sch Dist #228 Cascade Ref	5.00%	12/01/27	1,029,929
1,200,000	Energy N W WA Elec Rev Ref Proj 3, Ser A	5.00%	07/01/27	1,225,670
400,000	King Cnty WA Pub Hosp Dist #2 Evergreen Hlth	5.00%	12/01/27	411,495
750,000	Port of Seattle WA Rev Intermediate Lien, AMT	5.00%	04/01/27	760,063
1,000,000	Port of Seattle WA Rev, Ser A, AMT	5.00%	05/01/27	1,015,103
650,000	WA St Hlth Care Facs Auth Ref Commonspirit Hlth, Ser A	5.00%	09/01/26	650,958
				5,093,218
	West Virginia — 0.7%
1,650,000	WV St Hsg Dev Fund Mf Hsg Rev Var Highlawn Place (Mandatory put 02/01/28)	2.88%	11/01/28	1,642,154
	Wisconsin — 3.4%
500,000	Milwaukee WI Sewerage Rev Ref, Ser-S2	5.00%	06/01/27	508,273
750,000	Milwaukee WI Sewerage Rev Ref, Ser-S2	5.00%	06/01/28	776,648
1,520,000	PMA Levy & Aid Antic Nts Prog WI Nts Anticipation Notes Prog, Ser B	5.00%	09/24/26	1,523,943
200,000	Pub Fin Auth WI Eductnl Fac Rev Ref Lindenwood Edu Sys	5.00%	06/01/27	201,965
750,000	Pub Fin Auth WI Hosp Rev Ref Renown Regl Med Ctr Proj, Ser A	5.00%	06/01/27	762,471
1,615,000	Pub Fin Auth WI Sol Wst Disp Rev Ref Wst Mgmt Inc Proj, Ser A-2, AMT	2.88%	05/01/27	1,608,206
1,000,000	Racine WI Prom Nts	4.50%	03/15/27	1,001,048
700,000	W Bend WI Jt Sch Dist #1 Prom Nts	4.00%	10/01/26	701,371
600,000	W Bend WI Jt Sch Dist #1 Prom Nts	4.00%	04/01/27	605,060
640,000	WI St Hsg & Econ Dev Auth Home Ownership Rev Sustainable Bond, Ser D	2.70%	03/01/27	639,422
				8,328,407

	Total Investments — 99.8%			245,815,242
	(Cost $246,016,393)
	Net Other Assets and Liabilities — 0.2%			600,786
	Net Assets — 100.0%			$246,416,028

(a)	Variable rate demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2026, securities noted as such amounted to $5,753,181 or 2.3% of net assets.

(c)
When-issued security. The interest rate shown reflects the rate in effect at July 31, 2026. Interest will begin accruing on the security’s first settlement date (see Note 2B - Securities Transactions and Investment Income in the Notes to Financial
Statements).

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2026
Abbreviations throughout the Portfolio of Investments:
AG	– Assured Guaranty, Inc.
AMT	– Alternative Minimum Tax
BAM	– Build America Mutual
BANS	– Bond Anticipation Notes
COPS	– Certificates of Participation
GARVEE	– Grant Anticipation Revenue Vehicle
TANS	– Tax Anticipation Notes

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2026 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$245,815,242	$—	$245,815,242	$—

*	See Portfolio of Investments for state and territory breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
July 31, 2026

	First Trust Short Duration Managed Municipal ETF (FSMB)	First Trust Ultra Short Duration Municipal ETF (FUMB)
ASSETS:
Investments, at value	$616,493,281	$245,815,242
Cash	2,676,378	2,596,626
Interest receivable	6,005,029	2,750,338
Total Assets	625,174,688	251,162,206

LIABILITIES:
Payables:
Investment securities purchased	3,390,075	4,685,795
Investment advisory fees	179,642	60,383
Total Liabilities	3,569,717	4,746,178
NET ASSETS	$621,604,971	$246,416,028

NET ASSETS consist of:
Paid-in capital	$631,062,917	$246,618,694
Par value	313,000	123,000
Accumulated distributable earnings (loss)	(9,770,946)	(325,666)
NET ASSETS	$621,604,971	$246,416,028
NET ASSET VALUE, per share	$19.86	$20.03
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	31,300,002	12,300,002
Investments, at cost	$616,650,034	$246,016,393
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended July 31, 2026

	First Trust Short Duration Managed Municipal ETF (FSMB)	First Trust Ultra Short Duration Municipal ETF (FUMB)
INVESTMENT INCOME:
Interest	$19,608,925	$6,909,127
Total investment income	19,608,925	6,909,127

EXPENSES:
Investment advisory fees	2,372,615	847,903
Other expenses	34,400	15,216
Total expenses	2,407,015	863,119
Less fees waived by the investment advisor	(92,586)	(31,797)
Net expenses	2,314,429	831,322
NET INVESTMENT INCOME (LOSS)	17,294,496	6,077,805

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(186,161)	(71,409)
Futures contracts	(67,861)	—
Net realized gain (loss)	(254,022)	(71,409)
Net change in unrealized appreciation (depreciation) on investments	(3,318,955)	(596,904)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,572,977)	(668,313)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,721,519	$5,409,492
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets

	First Trust Short Duration Managed Municipal ETF (FSMB)		First Trust Ultra Short Duration Municipal ETF (FUMB)
	Year Ended 7/31/2026	Year Ended 7/31/2025	Year Ended 7/31/2026	Year Ended 7/31/2025
OPERATIONS:
Net investment income (loss)	$17,294,496	$13,269,391	$6,077,805	$5,723,892
Net realized gain (loss)	(254,022)	(896,898)	(71,409)	(9,790)
Net change in unrealized appreciation (depreciation)	(3,318,955)	2,800,478	(596,904)	166,239
Net increase (decrease) in net assets resulting from operations	13,721,519	15,172,971	5,409,492	5,880,341

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(17,216,701)	(13,375,001)	(6,358,051)	(5,988,101)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	161,546,269	96,500,213	74,358,557	42,194,575
Cost of shares redeemed	(9,003,296)	(44,906,013)	(42,161,844)	(26,134,573)
Net increase (decrease) in net assets resulting from shareholder transactions	152,542,973	51,594,200	32,196,713	16,060,002
Total increase (decrease) in net assets	149,047,791	53,392,170	31,248,154	15,952,242

NET ASSETS:
Beginning of period	472,557,180	419,165,010	215,167,874	199,215,632
End of period	$621,604,971	$472,557,180	$246,416,028	$215,167,874

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	23,700,002	21,100,002	10,700,002	9,900,002
Shares sold	8,050,000	4,850,000	3,700,000	2,100,000
Shares redeemed	(450,000)	(2,250,000)	(2,100,000)	(1,300,000)
Shares outstanding, end of period	31,300,002	23,700,002	12,300,002	10,700,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust Short Duration Managed Municipal ETF (FSMB)

	Year Ended July 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$19.94	$19.87	$19.73	$20.06	$20.96
Income from investment operations:
Net investment income (loss)	0.64 (a)	0.60 (a)	0.54 (a)	0.43 (a)	0.21
Net realized and unrealized gain (loss)	(0.09)	0.08	0.13	(0.34)	(0.88)
Total from investment operations	0.55	0.68	0.67	0.09	(0.67)
Distributions paid to shareholders from:
Net investment income	(0.63)	(0.61)	(0.53)	(0.41)	(0.21)
Return of capital	—	—	—	(0.01)	(0.02)
Total distributions	(0.63)	(0.61)	(0.53)	(0.42)	(0.23)
Net asset value, end of period	$19.86	$19.94	$19.87	$19.73	$20.06
Total return (b)	2.78%	3.46%	3.46%	0.45%	(3.19)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$621,605	$472,557	$419,165	$426,132	$302,967
Ratio of total expenses to average net assets	0.44%	0.55%	0.55%	0.55%	0.55%
Ratio of net expenses to average net assets	0.43%	0.55%	0.55%	0.49%	0.35%
Ratio of net investment income (loss) to average net assets	3.18%	3.04%	2.76%	2.18%	1.14%
Portfolio turnover rate (c)	30%	45%	51%	50%	35%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Ultra Short Duration Municipal ETF (FUMB)

	Year Ended July 31,
	2026	2025	2024	2023	2022
Net asset value, beginning of period	$20.11	$20.12	$19.97	$19.99	$20.18
Income from investment operations:
Net investment income (loss)	0.53 (a)	0.58 (a)	0.56 (a)	0.39 (a)	0.10
Net realized and unrealized gain (loss)	(0.06)	0.02	0.10	(0.03)	(0.19)
Total from investment operations	0.47	0.60	0.66	0.36	(0.09)
Distributions paid to shareholders from:
Net investment income	(0.55)	(0.61)	(0.51)	(0.38)	(0.10)
Net asset value, end of period	$20.03	$20.11	$20.12	$19.97	$19.99
Total return (b)	2.37%	3.01%	3.37%	1.83%	(0.45)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$246,416	$215,168	$199,216	$269,545	$285,807
Ratio of total expenses to average net assets	0.37%	0.45%	0.45%	0.45%	0.45%
Ratio of net expenses to average net assets	0.36%	0.45%	0.45%	0.39%	0.25%
Ratio of net investment income (loss) to average net assets	2.63%	2.89%	2.79%	1.93%	0.56%
Portfolio turnover rate (c)	124%	113%	112%	121%	79%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower during certain periods if certain fees had not been waived by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
July 31, 2026

1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the two funds (each a “Fund” and collectively, the “Funds”) listed below, each a diversified series of the Trust and listed and traded on NYSE Arca, Inc.

First Trust Short Duration Managed Municipal ETF (ticker “FSMB”)
First Trust Ultra Short Duration Municipal ETF (ticker “FUMB”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to seek to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the issuer;
 7)
the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security; and
12)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of July 31, 2026, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Each Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At July 31, 2026, FSMB and FUMB held $2,721,522 and $3,221,159, respectively, of when-issued or delayed-delivery securities.
C. Futures Contracts
The Funds may purchase or sell (i.e., are long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statements of Operations.
Upon entering into a futures contract, a Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statements of Operations. This daily fluctuation in the value of the contract is also known as variation margin and is included in “Variation margin” payable or receivable on the Statements of Assets and Liabilities.
If market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments. The Funds did not hold any futures contracts at July 31, 2026.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2026 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Tax-Exempt Income	Distributions paid from Return of Capital
First Trust Short Duration Managed Municipal ETF	$124,068	$—	$17,092,633	$—
First Trust Ultra Short Duration Municipal ETF	—	—	6,358,051	—
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2025 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Tax-Exempt Income	Distributions paid from Return of Capital
First Trust Short Duration Managed Municipal ETF	$169,208	$—	$13,205,793	$—
First Trust Ultra Short Duration Municipal ETF	73,863	—	5,914,238	—
As of July 31, 2026, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Short Duration Managed Municipal ETF	$57,029	$(10,118,476)	$290,501
First Trust Ultra Short Duration Municipal ETF	179,750	(306,027)	(199,389)
E. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, each Fund intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2023, 2024, 2025, and 2026 remain open to federal and state audit. As of July 31, 2026, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2026, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026

Non-Expiring Capital Loss Carryforwards
First Trust Short Duration Managed Municipal ETF	$10,118,476
First Trust Ultra Short Duration Municipal ETF	306,027
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2026, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2026, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Short Duration Managed Municipal ETF	$(9,148)	$9,148	$—
First Trust Ultra Short Duration Municipal ETF	(860)	863	(3)
As of July 31, 2026, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Short Duration Managed Municipal ETF	$616,202,780	$3,024,478	$(2,733,977)	$290,501
First Trust Ultra Short Duration Municipal ETF	246,014,631	69,759	(269,148)	(199,389)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
G. Segment Reporting
An operating segment is defined in FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of each Fund. Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of each Fund, using the information presented in the financial statements and financial highlights.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of each Fund’s assets and is responsible for the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. Effective February 1, 2026, the Board of Trustees approved a permanent contractual reduction of the annual unitary management fee to 0.34% and 0.29% of average daily net assets for FSMB and FUMB, respectively. In connection with the adoption of the reduced annual unitary management fee, the Board of Trustees also approved, effective February 1, 2026, the termination of the temporary fee waivers for the Funds that were put in place on January 1, 2026 (described below). Additionally, under each Fund’s new fee structure, the Funds are no longer eligible for any breakpoint discounts described in each Fund’s prospectus or statement of additional information.
Prior to February 1, 2026, the annual unitary management fee payable by the Funds to First Trust for these services was reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints	FSMB	FUMB
Fund net assets up to and including $2.5 billion	0.55000%	0.45000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.53625%	0.43875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.52250%	0.42750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.50875%	0.41625%
Fund net assets greater than $10 billion	0.49500%	0.40500%
From January 1, 2026 to January 31, 2026, the Advisor waived management fees of 0.21% and 0.16% of average daily net assets for FSMB and FUMB, respectively. During any period in which such waivers were in effect, the Funds were not eligible for any breakpoint discounts. During the fiscal year ended July 31, 2026, the Advisor waived fees of $92,586 and $31,797 for FSMB and FUMB, respectively.
The Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation, prior to January 1, 2026, allocated pro rata among each fund in the First Trust Fund Complex based on net assets, and effective January 1, 2026, allocated equally among each fund in the First Trust Fund Complex. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2026, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Short Duration Managed Municipal ETF	$315,605,898	$159,819,989
First Trust Ultra Short Duration Municipal ETF	253,990,882	245,941,233
For the fiscal year ended July 31, 2026, the Funds had no in-kind transactions.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026
5. Derivative Transactions
The following table presents the amount of net realized gain (loss) recognized for the fiscal year ended July 31, 2026, on FSMB’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	FSMB
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$(67,861)
For FSMB, the average notional value of futures contracts outstanding during the fiscal year ended July 31, 2026, which is indicative of the volume of this derivative type, was $844,756.
The Funds do not have the right to offset financial assets and financial liabilities related to options contracts on the Statements of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2026.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Short Duration Managed Municipal ETF and First Trust Ultra Short Duration Municipal ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of July 31, 2026, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2026, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Chicago, Illinois
September 23, 2026
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund III
July 31, 2026 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended July 31, 2026.
Proxy Disclosures (Item 9 of Form N-CSR)
At a special meeting of shareholders of First Trust Exchange-Traded Fund III (the “Trust”) that was held on August 12, 2025 (the “Special Meeting”), shareholders of record as of June 9, 2025 (the “Record Date”) approved a proposal (the “Proposal”) to elect or re-elect, as applicable, each of the eight nominees listed below to the Board of Trustees of the Trust (the “Board”). Shareholders of each series of the Trust that had publicly offered shares as of the Record Date (each, a “fund”) voted together with shareholders of the other funds on the Proposal, and the results are set forth below. There were no broker non-votes.

James A. Bowen* Votes For Votes Withheld	448,229,817 1,692,488
Thomas J. Driscoll** Votes For Votes Withheld	448,104,659 1,817,646
Richard E. Erickson* Votes For Votes Withheld	447,812,453 2,109,852
Thomas R. Kadlec* Votes For Votes Withheld	446,751,895 3,170,410
Denise M. Keefe*** Votes For Votes Withheld	448,425,408 1,496,897
Robert F. Keith* Votes For Votes Withheld	447,967,349 1,954,956
Niel B. Nielson* Votes For Votes Withheld	447,968,834 1,953,471
Bronwyn Wright*** Votes For Votes Withheld	200,751,188 249,171,117

*	This nominee was re-elected to the Board at the Special Meeting.
**	This nominee was elected to the Board as a new Trustee at the Special Meeting.
***	This nominee was elected to the Board at the Special Meeting and had previously been appointed to the Board.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of each of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Short Duration Managed Municipal ETF (FSMB)
First Trust Ultra Short Duration Municipal ETF (FUMB)

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026 (Unaudited)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2027 at a meeting held on June 7–8, 2026. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 13, 2026 and June 7–8, 2026, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 13, 2026, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 7–8, 2026 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that each Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Funds’ investments. The Board considered the background and experience of the members of the Municipal Securities Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 13, 2026 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions,

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026 (Unaudited)
distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. The Board noted that, effective February 1, 2026, FSMB’s and FUMB’s unitary fee rate was reduced to an annual rate of 0.34% and 0.29% of its average daily net assets, respectively. Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board also received and reviewed information comparing each Fund’s performance for periods ended December 31, 2025 to the performance of the funds in its Performance Universe and to that of a benchmark index.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure, including technology, and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2025 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP the exposure of their products to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable year ended July 31, 2026, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Funds designate the following percentages or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended July 31, 2026:

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2026 (Unaudited)
	Tax Exempt Interest Dividends	Alternative Minimum Tax (AMT)
First Trust Short Duration Managed Municipal ETF	99.28%	24.01%
First Trust Ultra Short Duration Municipal ETF	100.00%	19.76%

(b) The Financial Highlights is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund III
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	October 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	October 9, 2026
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	October 9, 2026

* Print the name and title of each signing officer under his or her signature.